           As filed with the Securities and Exchange Commission on April 4, 2014

                                            1933 Act Registration No. 333-111137

                                             1940 Act Registration No. 811-08557

                                                              CIK No. 0001048607
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 14

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 174

             Lincoln Life Flexible Premium Variable Life Account M
                           (Exact Name of Registrant)

                                 Lincoln VULone
                               Lincoln VULone2005

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                           (Exact Name of Depositor)

                           1300 South Clinton Street
                           Fort Wayne, Indiana 46802
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                                  Adam Ciongli
                  The Lincoln National Life Insurance Company
                         150 North Radnor Chester Road
                                Radnor, PA 19087
                    (Name and Address of Agent for Service)

                                    Copy To:
                                John L. Reizian
                  The Lincoln National Life Insurance Company
                               350 Church Street
                               Hartford, CT 06103

            Approximate Date of Proposed Public Offering: Continuous

                     Title of Securities being registered:
  Indefinite Number of Units of Interest in Variable Life Insurance Contracts.

An indefinite amount of the securities being offered by the Registration
                 Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ending
December 31, 2013 was filed March 26, 2014.

It is proposed that this filing will become effective:
/ /  immediately upon filing pursuant to paragraph (b)
/X/  on May 1, 2014 pursuant to paragraph (b)
/ /  60 days after filing pursuant to paragraph (a)(1)
/ /  on April 1, 2010 pursuant to paragraph (a)(1) of Rule 485.
/ / This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be October 18, 2013.

Lincoln Life Flexible Premium Variable Life Account M
The Lincoln National Life Insurance Company

Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265

Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 487-1485

--------------------------------------------------------------------------------
               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------

     This prospectus describes Lincoln VULONE, a flexible premium variable life insurance contract (the "Policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "We", "Us", "Our"). The Policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.



     The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state-specific features. Please check with your financial advisor regarding their availability.



     You, the Owner, may allocate Net Premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account M, established on December 2, 1997 ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds' prospectuses which is furnished with this prospectus.
                  o AIM Variable Insurance Funds (Invesco Variable Insurance Funds)


                  o AllianceBernstein Variable Products Series Fund

                  o American Century Variable Portfolios II, Inc.

                  o American Funds Insurance Series (Reg. TM)

                  o BlackRock Variable Series Funds, Inc.

                  o Delaware VIP Trust

                  o DWS Investments VIT Funds

                  o DWS Variable Series II

                  o Fidelity (Reg. TM) Variable Insurance Products

                  o Franklin Templeton Variable Insurance Products Trust

                  o Janus Aspen Series


                  o Legg Mason Partners Variable Equity Trust


                  o Lincoln Variable Insurance Products Trust

                  o MFS (Reg. TM) Variable Insurance TrustSM

                  o Neuberger Berman Advisers Management Trust

                  o PIMCO Variable Insurance Trust

     Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.

This Policy may not be available in all states, and this prospectus only offers the Policy for sale in jurisdictions where such offer and sale are lawful.



                         Prospectus Dated: May 1, 2014

                               Table of Contents






Contents                                                Page
--------------------------------------------------      -----
POLICY SUMMARY....................................         3
    Benefits of Your Policy.......................         3
    Risks of Your Policy..........................         3
    Charges and Fees..............................         4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT.............................         9
    Fund Participation Agreements.................        10
    Distribution of the Policies and
      Compensation................................        10
    Sub-Accounts and Funds........................        11
    Sub-Account Availability and Substitution of
      Funds.......................................        18
    Voting Rights.................................        19
POLICY CHARGES AND FEES...........................        19
    Premium Load; Net Premium Payment.............        20
    Surrender Charges.............................        20
    Partial Surrender Fee.........................        21
    Transfer Fee..................................        21
    Mortality and Expense Risk Charge.............        21
    Fixed Account Asset Charge....................        21
    Cost of Insurance Charge......................        21
    Administrative Fee............................        22
    Policy Loan Interest..........................        22
    Rider Charges.................................        22
    Case Exceptions...............................        22
YOUR INSURANCE POLICY.............................        22
    Application...................................        23
    Owner.........................................        24
    Right To Examine Period.......................        24
    Initial Specified Amount......................        25
    Transfers.....................................        25
    Market Timing.................................        25
    Optional Sub-Account Allocation Programs......        27
    Riders........................................        28


Contents                                                Page
--------------------------------------------------      -----
    Continuation of Coverage......................        30
    Termination of Coverage.......................        30
    State Regulation..............................        30
PREMIUMS..........................................        30
    Allocation of Net Premium Payments............        30
    Planned Premiums; Additional Premiums.........        31
    Policy Values.................................        31
DEATH BENEFITS....................................        32
    Death Benefit Options.........................        32
    Changes to the Initial Specified Amount and
      Death Benefit Options.......................        33
    Death Benefit Proceeds........................        34
POLICY SURRENDERS.................................        35
    Partial Surrender.............................        35
POLICY LOANS......................................        35
LAPSE AND REINSTATEMENT...........................        36
    No-Lapse Protection...........................        36
    Reinstatement of a Lapsed Policy..............        37
TAX ISSUES........................................        37
    Taxation of Life Insurance Contracts in
      General.....................................        37
    Policies That Are MECs........................        38
    Policies That Are Not MECs....................        39
    Other Considerations..........................        39
    Fair Market Value of Your Policy..............        40
    Tax Status of Lincoln Life....................        41
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS....................................        41
LEGAL PROCEEDINGS.................................        41
FINANCIAL STATEMENTS..............................        41
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION..........................        42
GLOSSARY OF TERMS.................................        43

POLICY SUMMARY


Benefits of Your Policy
Death Benefit Protection. The Policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the Owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.


Flexibility. The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and policy values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "Underlying Funds". You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the funds. You may also allocate Premiums and policy values to the Fixed Account.




Risks of Your Policy


Fluctuating Investment Performance. Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in this prospectus. A comprehensive discussion of each Underlying Fund's objective and risk is found in each Underlying Fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Underlying Funds will impact the Policy's Accumulation Value and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.

Policy Values in the Fixed Account. Premium Payments and policy values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer all of the balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" and "Transfers" sections of this prospectus.

Unsuitable for Short-Term Investment. This Policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.


Policy Lapse. Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.

Decreasing Death Benefit. Outstanding Policy Loans or any amounts that you have surrendered will reduce your Policy's death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.


Consequences of Surrender. Surrender Charges are assessed if you surrender your Policy within the first 10-15 Policy Years, and fees assessed for Partial Surrenders in all Policy Years. Depending on the amount of Premium paid, or any Reduction in Specified Amount, there may be little or no Surrender Value available. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.

Tax Consequences. You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.


Tax Treatment of Life Insurance Contracts. Your Policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract ("MEC") whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.


Tax Law Compliance. We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning or surrendering your Policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.



Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer policy values between Sub-Accounts.

                                                Table I: Transaction Fees
                                           When Charge                                        Amount
          Charge                           is Deducted                                       Deducted
 Maximum Sales Charge           When you pay a Premium.                8.0% of each Premium Payment.1
 Imposed on Premiums
 (Premium Load), as a
 percentage of Premiums
 paid.
 Surrender Charge*2             Upon Full Surrender of your
                                Policy (years 1-15). When you
                                make certain Specified Amount
                                decreases (years 1-10).
  Maximum and                                                          The Surrender Charge ranges from a maximum
  Minimum Charge                                                       of $49.12 to a minimum of $0.00 per $1,000 of
                                                                       Specified Amount.
  Charge for a                                                         For a male, age 45, nonsmoker, in year one, the
  Representative Insured                                               maximum Surrender Charge is $33.11 per
                                                                       $1,000 of Specified Amount.

                                                                       For a female, age 45, nonsmoker, in year one the
                                                                       maximum Surrender Charge is $28.11 per
                                                                       $1,000 of Specified Amount.
 Partial Surrender Fee          When you take a Partial                The lesser of $25 or 2% of the amount
                                Surrender of your Policy.              surrendered.
 Fund Transfer Fee              Applied to any transfer request        $25
                                in excess of 24 made during
                                any Policy Year.


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.


  1 The Maximum Sales Charge Imposed on Premiums (Premium Load) is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0.0% to 4.0%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owner resides.


  2 During the life of the Policy, you may request one or more Partial
   Surrenders, each of which may not exceed 90% of your Policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your Policy's Surrender Value, you must request a Full Surrender of your Policy, which is subject to the Surrender Charge reflected in the table above. (See section headed "Partial Surrenders" for a discussion of Partial Surrenders of your Policy.)

Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.



                           Table II: Periodic Charges Other Than Fund Operating Expenses
                                        When Charge                                     Amount
          Charge                        is Deducted                                    Deducted
 Cost of Insurance*             Monthly
  Maximum and                                                    The monthly cost of insurance rates for standard
  Minimum Charge                                                 issue individuals ranges from a guaranteed
                                                                 maximum of $83.33 per $1,000 per month to a
                                                                 guaranteed minimum of $0.00 per $1,000 per
                                                                 month of Net Amount at Risk.

                                                                 Individuals with a higher mortality risk than
                                                                 standard issue individuals can be charged from
                                                                 125% to 800% of the standard rate.
  Charge for a                                                   For a male, age 45, nonsmoker, the guaranteed
  Representative Insured                                         maximum monthly cost of insurance rate is
                                                                 $0.38 per $1,000 of Net Amount at Risk.

                                                                 For a female, age 45, nonsmoker, the guaranteed
                                                                 maximum monthly cost of insurance rate is
                                                                 $0.30 per $1,000 of Net Amount at Risk.
 Mortality and Expense          Daily (at the end of each        Daily charge as a percentage of the value of the
 Risk Charge ("M&E")            Valuation Day).                  Separate Account, guaranteed at an effective
                                                                 annual rate of 0.50%.3
 Fixed Account Asset            Daily                            Daily charge as a percentage of the value of the
 Charge                                                          Fixed Account, guaranteed at an effective annual
                                                                 rate of 0.50%.
 Administrative Fee*            Monthly                          A flat fee of $10 per month in all years.
  Maximum and                                                    For the first ten Policy Years from Issue Date or
  Minimum Charge                                                 increase in Specified Amount, there is an
                                                                 additional charge. The monthly charge ranges
                                                                 from a maximum of $0.54 per $1,000 of Initial
                                                                 Specified Amount or increase in Specified
                                                                 Amount to a minimum of $0.01 per $1,000 of
                                                                 Initial Specified Amount or increase in Specified
                                                                 Amount.
  Charge for a                                                   For a male or female age 45, the maximum
  Representative Insured                                         additional monthly charge is $0.05 per $1,000 of
                                                                 Specified Amount.
 Policy Loan Interest           Annually                         5.5% annually of the amount held in the Loan
                                                                 Account.4


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial advisor.

     3 Guaranteed at an effective annual rate of 0.50% in Policy Years 1-10 and 0.20% in Policy Years 11 and beyond.

  4 Annual interest rate of 5.5% in Policy Years 1-10 and 4.5% in Policy Years
   11 and later.



              Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
 Rider Charges                                     Individualized based on optional rider(s)
                                                   selected.
 Waiver of Monthly              Monthly
 Deduction Rider*
  Maximum and                                      The waiver of Monthly Deduction rate factor
  Minimum Charge                                   ranges from a maximum of 12% of all other
                                                   covered monthly charges to a minimum of 2%
                                                   of all other covered monthly charges.
  Charge for a                                     For a male, age 45, nonsmoker, the maximum
  Representative Insured                           rate factor is 3.5% of all other covered monthly
                                                   charges.

                                                   For a female, age 45, nonsmoker, the maximum
                                                   rate factor is 5% of all other covered monthly
                                                   charges.
 Supplemental Term              Monthly
 Insurance Rider*
  Maximum and                                      The monthly cost of insurance rates for standard
  Minimum Charge                                   issue individuals ranges from a guaranteed
                                                   maximum of $83.33 per $1,000 per month to a
                                                   guaranteed minimum of $0.00 per $1,000 per
                                                   month of Net Amount at Risk.

                                                   Individuals with a higher mortality risk than
                                                   standard issue individuals can be charged from
                                                   125% to 800% of the standard rate.

                                                   There is an additional charge per $1,000 of Term
                                                   Specified Amount. The monthly charge ranges
                                                   from a minimum of $0.01 per $1,000 of Term
                                                   Specified Amount or increase in Term Specified
                                                   Amount to a maximum of $0.54 per $1,000 of
                                                   Term Specified Amount or increase in Term
                                                   Specified Amount.
  Charge for a                                     For a male, age 45, nonsmoker, the guaranteed
  Representative Insured                           maximum monthly cost of insurance rate is
                                                   $0.38 per $1,000 of Net Amount at Risk.

                                                   For a female, age 45, nonsmoker, the guaranteed
                                                   maximum monthly cost of insurance rate is
                                                   $0.30 per $1,000 of Net Amount at Risk.

                                                   For a male or female age 45, the maximum
                                                   additional monthly charge is $0.05 per $1,000 of
                                                   Term Specified Amount.

      Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                 When Charge                      Amount
          Charge                 is Deducted                     Deducted
 No-Lapse Enhancement           N/A                There is no charge for this rider.
 Rider
 Accounting Value Rider         N/A                There is no charge for this rider.
 Change of Insured Rider        N/A                There is no charge for this rider.

  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial advisor.



Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time you own your Policy. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund.


These fees and expenses may change at any time.



 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        1.87% 5         0.23%
 (12b-1) fees, and other expenses.



  5 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 0.92%. These waivers and reductions generally extend through April 30, 2015 but may be terminated at any time by the Underlying Fund. Refer to the Underlying Fund's prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to such Underlying Fund's prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained by calling 1-800-487-1485.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT

The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation
(LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to owners of our policies. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.


The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the Policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.

You may also allocate your Premium Payments and policy values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claims payments.


State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.



Fund Participation Agreements


In order to make the Underlying Funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, we must perform certain administrative services for the Underlying Fund advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.49% based upon the assets of an Underlying Fund attributable to the Policies. Additionally, an Underlying Fund's advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/ or certain affiliates amounts to participate in sales meetings. This compensation may come from 12b-1 fees, or be paid by the advisors or distributors. The Underlying Funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Janus Aspen Series, Lincoln Variable Insurance Products Trust, and PIMCO Variable Insurance Trust.

Payments made out of the assets of an Underlying Fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Underlying Fund's average net assets, which can fluctuate over time. If, however, the value of the Underlying Fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the Underlying Fund goes down, payments to us (or our affiliates) would decrease.




Distribution of the Policies and Compensation

The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc. ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.


The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 140% of the first year Premium and 5% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on accumulation value.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non-cash compensation." "Non-cash compensation", as defined under FINRA's rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a Policy.


Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.


We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your Policy. Any such shortfall would be available for recovery from the Company's General Account, which supports insurance and annuity obligations.



Sub-Accounts and Funds

The variable investment options in the Policy are Sub-Accounts of the Separate Account. Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.


We create Sub-Accounts and select the Underlying Funds based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment advisor, or its distributor. We review each Underlying Fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional purchase payments to a Sub-Account if we determine the Underlying Fund no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the Underlying Fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.


A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.


Certain Underlying Funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the Underlying Fund in rising equity markets relative to other Underlying Funds. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual Underlying Fund prospectus.

Shares of the Underlying Fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Underlying Funds simultaneously, since the interests of such Owners or contractholders may differ. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Owners, each Underlying Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the Separate Account might withdraw its investment in an Underlying Fund. This might force that Underlying Fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.


There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.


The Underlying Funds and their investment advisors/subadvisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that Underlying Fund's prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-487-1485 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.


AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.

      o Invesco V.I. International Growth Fund (Series I Shares): Long-term growth of capital.
       This fund will be available on or about May 12, 2014. Consult your financial advisor.



AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
       L.P.

      o AllianceBernstein VPS Global Thematic Growth Portfolio (Class A):
Long-term growth of capital.

      o AllianceBernstein VPS Growth and Income Portfolio (Class A): Long-term growth of capital.
       This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.

      o AllianceBernstein VPS International Value Portfolio (Class A):
       Long-term growth of capital.
       This fund is available only to existing Owners as of May 21, 2012. Consult your financial advisor.

      o AllianceBernstein VPS Large Cap Growth Portfolio (Class A): Long-term growth of capital.
       This fund is available only to existing Owners as of May 16, 2005. Consult your financial advisor.

      o AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class A):
       Long-term growth of capital.


American Century Variable Portfolios II, Inc., advised by American Century
      Investment Management, Inc.

      o Inflation Protection Fund (Class I): Long-term total return using a strategy that seeks to protect against U.S. inflation.
       This fund is available only to existing Owners as of May 17, 2010. Consult your financial advisor.


American Funds Insurance Series (Reg. TM), advised by Capital Research and
       Management Company.

      o Global Growth Fund (Class 2): Long-term growth of capital.

      o Global Small Capitalization Fund (Class 2): Long-term capital growth.

      o Growth Fund (Class 2): Capital growth.

      o Growth-Income Fund (Class 2): Long-term growth of capital and income.

      o International Fund (Class 2): Long-term growth of capital.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, Inc. and subadvised by BlackRock Investment Management, LLC

      o Global Allocation V.I. Fund (Class I): High total investment return.


Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company.*

      o Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.

      o Emerging Markets Series (Standard Class): Long-term capital appreciation.

      o High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.
       This fund is available only to existing Owners as of May 17, 2010. Consult your financial advisor.

      o Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.

      o REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.

      o Small Cap Value Series (Standard Class): Capital appreciation.

      o Smid Cap Growth Series (Standard Class): Long-term capital appreciation.

      o U. S. Growth Series (Standard Class): Long-term capital appreciation.

      o Value Series (Standard Class): Long-term capital appreciation.


DWS Investments VIT Funds, advised by Deutsche Investment Management Americas Inc. and subadvised by Northern Trust Investments, Inc.

      o DWS Equity 500 Index VIP Portfolio (Class A): To replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 (Reg.
       TM) Index"), which emphasizes stocks of large US companies.
       This fund is available only to existing Owners as of May 21, 2007. Consult your financial advisor.

      o DWS Small Cap Index VIP Portfolio (Class A): To replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small US companies.
       This fund is available only to existing Owners as of May 21, 2007. Consult your financial advisor.



DWS Variable Series II, advised by Deutsche Investment Management Americas Inc. and subadvised by RREEF America L.L.C.

      o DWS Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital appreciation.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management & Research Company and subadvised by FMR Co., Inc.

      o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

      o Equity-Income Portfolio (Service Class): Reasonable income with consideration of the potential for capital appreciation.
       This fund is available only to existing Owners as of May 16, 2005. Consult your financial advisor.

      o Growth Portfolio (Service Class): To achieve capital appreciation.

      o Mid Cap Portfolio (Service Class): Long-term growth of capital.

      o Overseas Portfolio (Service Class): Long-term growth of capital. This fund is available only to existing Owners as of May 16, 2011.
Consult your financial advisor.



Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund, the Franklin Small-Mid Cap Growth VIP Fund and the Templeton Global Bond VIP Fund, by Templeton Global Advisors Limited for the Templeton Growth VIP Fund, and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.

      o Franklin Income VIP Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.
       (formerly Franklin Income Securities Fund)

      o Franklin Mutual Shares VIP Fund (Class 1): Capital appreciation; income is a secondary consideration.
       (formerly Mutual Shares Securities Fund)

      o Franklin Small-Mid Cap Growth VIP Fund (Class 1): Long-term capital growth.
       (formerly Franklin Small-Mid Cap Growth Securities Fund)
       This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.

      o Templeton Global Bond VIP Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
       (formerly Templeton Global Bond Securities Fund)
       This fund is available only to existing Owners as of May 18, 2009, but will reopen to new sales on or about May 12, 2014. Consult your financial advisor.

      o Templeton Growth VIP Fund (Class 1): Long-term capital growth.

       (Subadvised by Templeton Asset Management Ltd.)

       (formerly Templeton Growth Securities Fund)

       This fund is available only to existing Owners as of May 21, 2007. Consult your financial advisor.


Janus Aspen Series, advised by Janus Capital Management LLC.

      o Balanced Portfolio (Service Shares): Long-term capital growth, consistent with preservation of capital and balanced by current income. This fund is available only to existing Owners as of May 16, 2005. Consult your financial advisor.

      o Enterprise Portfolio (Service Shares): Long-term growth of capital. This fund is available only to existing Owners as of May 16, 2005.
      Consult your financial advisor.

Legg Mason Partners Variable Equity Trust, advised by LeggMason Partners Fund
      Advisor, LLC.

      o ClearBridge Variable Mid Cap Core Portfolio (Class I): Long-term growth of capital.
       (Subadvised by ClearBridge Investments, LLC)
       This fund will be available on or about May 12, 2014. Consult your financial advisor.



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
       Advisors Corporation.

      o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
       (Subadvised by BAMCO, Inc.)

      o LVIP Baron Growth Opportunities Fund (Standard Class): Capital appreciation.
       (Subadvised by BAMCO, Inc.)


      o LVIP BlackRock Emerging Markets RPM Fund (Standard Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.
       (Subadvised by BlackRock Investment Management LLC)


      o LVIP BlackRock Equity Dividend RPM Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities.

       (Subadvised by BlackRock Investment Management LLC)


      o LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
       (Subadvised by BlackRock Financial Management, Inc.)

      o LVIP Capital Growth Fund (Standard Class): Capital growth. (Subadvised by Wellington Management Company, LLP)

      o LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.

       (Subadvised by CBRE CLARION SECURITIES LLC)

      o LVIP Columbia Small-Mid Cap Growth RPM Fund (Standard Class): Capital appreciation.
       (Subadvised by Columbia Management Investment Advisers, LLC)


      o LVIP Delaware Bond Fund (Standard Class): Maximum current income (yield) consistent with a prudent investment strategy.
       (Subadvised by Delaware Management Company)*

      o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.
       (Subadvised by Delaware Management Company)*

      o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.
       (Subadvised by Delaware Management Company)*
       This fund is only available to existing Owners as of May 18, 2009. Consult your financial advisor.

      o LVIP Delaware Growth and Income Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by Delaware Management Company)*
       This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.

      o LVIP Delaware Social Awareness Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by Delaware Management Company)*

      o LVIP Delaware Special Opportunities Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by Delaware Management Company)*


      o LVIP Dimensional Non-U.S. Equity RPM Fund (Standard Class)(2):
       Long-term capital appreciation.

      o LVIP Dimensional U.S. Equity RPM Fund (Standard Class)(2): Long-term capital appreciation.

      o LVIP Dimensional/Vanguard Total Bond Fund (Standard Class): Total return consistent with preservation of capital.

      o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
       (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)


      o LVIP Invesco Diversified Equity-Income RPM Fund (Standard Class)(2):
       Capital appreciation and current income.
       This fund will be available on or about May 12, 2014. Consult your financial advisor.


      o LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.
       (Subadvised by J.P. Morgan Investment Management, Inc.)

      o LVIP JPMorgan Mid Cap Value RPM Fund (Standard Class): Long-term capital appreciation.

       (Subadvised by J.P. Morgan Investment Management Inc.)

      o LVIP Managed Risk Profile 2010 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
       This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.

      o LVIP Managed Risk Profile 2020 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
       This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.

      o LVIP Managed Risk Profile 2030 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
       This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.

      o LVIP Managed Risk Profile 2040 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
       This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.

      o LVIP Managed Risk Profile Conservative Fund (Standard Class)(2): A high level of current income with some consideration given to growth of capital.

      o LVIP Managed Risk Profile Growth Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

      o LVIP Managed Risk Profile Moderate Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.


      o LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Massachusetts Financial Services Company)

      o LVIP MFS Value Fund (Standard Class): Capital appreciation. (Subadvised by Massachusetts Financial Services Company)

      o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Wellington Management Company, LLP)

      o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
       (Subadvised by Mondrian Investment Partners Limited)

      o LVIP Money Market Fund (Standard Class): To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).
       (Subadvised by Delaware Management Company)*


      o LVIP Multi-Manager Global Equity RPM Fund (Standard Class)(2):
       Long-term growth of capital.
       This fund will be available on or about May 12, 2014. Consult your financial advisor.

      o LVIP SSgA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Conservative Index Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.

      o LVIP SSgA Conservative Structured Allocation Fund (Standard Class)(2):
       A high level of current income, with some consideration given to growth of capital.

      o LVIP SSgA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Global Tactical Allocation RPM Fund (Standard Class)(2):
       Long-term growth of capital.

       (Subadvised by SSgA Funds Management, Inc.)


      o LVIP SSgA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Moderate Index Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

      o LVIP SSgA Moderate Structured Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

      o LVIP SSgA Moderately Aggressive Index Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.

      o LVIP SSgA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.

      o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small U.S. companies.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
       (Subadvised by T. Rowe Price Associates, Inc.)

      o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
       (Subadvised by T. Rowe Price Associates, Inc.)

      o LVIP Templeton Growth RPM Fund (Standard Class): Long-term capital growth.

       (Subadvised by Templeton Investment Counsel, LLC)


      o LVIP UBS Large Cap Growth RPM Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.

       (Subadvised by UBS Global Asset Management (Americas) Inc.)

      o LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.

      o LVIP Vanguard International Equity ETF Fund (Standard Class)(2):
       Long-term capital appreciation.


      o LVIP VIP Mid Cap RPM Portfolio (Standard Class)(2): Capital appreciation.
       This fund will be available on or about May 12, 2014. Consult your financial advisor.



MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
       Services Company

      o Core Equity Series (Initial Class): Capital appreciation.
       This fund is available only to existing Owners as of May 16, 2005. Consult your financial advisor.

      o Growth Series (Initial Class): Capital appreciation.

      o Total Return Series (Initial Class): Total return.
       This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.

      o Utilities Series (Initial Class): Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc., and subadvised by Neuberger Berman, LLC

      o Mid-Cap Growth Portfolio (I Class): Growth of capital.
       This fund is available only to existing Owners as of May 21, 2007. Consult your financial advisor.

      o Mid-Cap Intrinsic Value Portfolio (I Class): Growth of capital. This fund is available only to existing Owners as of May 21, 2007.
      Consult your financial advisor.


PIMCO Variable Insurance Trust, advised by PIMCO

      o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio (Administrative Class): Maximum real return.

  * Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.

  (1) "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.

  (2) These are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.



Sub-Account Availability and Substitution of Funds


Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the Underlying Fund in which a Sub-Account invests if:


1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant Owner allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.


We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your Policy as required to reflect any withdrawal or substitution of Underlying Funds. Substitute Underlying Funds may have higher charges than the Underlying Funds being replaced.

Voting Rights


The Underlying Funds do not hold regularly scheduled shareholder meetings. When an Underlying Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Underlying Fund, the Company is entitled to vote the shares held by our Sub-Account in that Underlying Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the Underlying Fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding Underlying Fund, as of a date chosen by the Underlying Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.

Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Owner provide their voting instructions to the Company. Even though Owners may choose not to provide voting instruction, the shares of an Underlying Fund to which such Owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.



POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.


In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each Underlying Fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses (including 12b-1 fees for Class 2 shares and other expenses) are incurred by the Underlying Funds and deducted from Underlying Fund assets. Values in the Sub-Accounts are reduced by these charges. Future Underlying Fund expenses may vary. Detailed information about charges and expenses incurred by each Underlying Fund is contained in that Underlying Fund's prospectus.


The Monthly Deductions, including the Cost of Insurance Charges, will be deducted proportionately from the Net Accumulation Value of each Sub-Account and Fixed Account subject to the charge.


The Monthly Deductions are made on the "Monthly Anniversary Day," which is the Date of Issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day.

If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction. If payment is not received before the end of the Grace Period, the Policy may lapse. (Please see the "Lapse and Reinstatement" section of this prospectus.)

Premium Load; Net Premium Payment

We make a deduction from each Premium Payment. This amount, referred to as "Premium Load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We deduct 8% from each Premium Payment in Policy Years 1-20 and 4% in Policy Years 21 and later. The Premium Payment, after deduction of the Premium Load, is called the "Net Premium Payment."



Surrender Charges


A Surrender Charge may apply if the Policy is totally surrendered or has a decrease in the Specified Amount of death benefit. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.

The Surrender Charge varies by age of the Insured, the number of years since the date of policy issue or the date of an increase in Specified Amount, and the Specified Amount. The Surrender Charge will never exceed $49.12 per $1,000 of Specified Amount. A personalized schedule of Surrender Charges is included with each Policy. You may obtain more information about the Surrender Charges that would apply to your Policy by requesting a personalized illustration from your insurance representative.

The duration of the Surrender Charge is 15 years for Full Surrenders and 10 years for decreases in Specified Amount.


Surrender Charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The Surrender Charge will not exceed the policy value. All Surrender Charges decline to zero within 15 years following policy issue, or any increase in Specified Amount.

Upon either a Full Surrender of the Policy or a decrease in Specified Amount, the charge will be subject to the following conditions:

A. For decreases in Specified Amount, excluding Full Surrender of the Policy, no Surrender Charge will be applied where the decrease:


     1) occurs after the tenth Policy Anniversary following Policy issue; or


     2) is directly caused by a death benefit option change; or

     3) is caused by a Partial Surrender; or

     4) when added to the sum of all prior decreases, does not exceed 25% of the Initial Specified Amount.

B. For all other decreases, the charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:

     1) is the amount of this decrease plus any prior decreases;

     2) is the greater of an amount equal to 25% of the Initial Specified Amount or the sum of all prior decreases;

     3) is the Initial Specified Amount; and

     4) is the then applicable Surrender Charge from the schedule in the Policy.

We may refuse or limit requests for decreases in Specified Amount, to the extent there is insufficient value to cover the necessary Surrender Charges.

If you increase the Specified Amount, a new Surrender Charge will be applicable to each increase. This charge is in addition to any Surrender Charge on the existing Specified Amount. Upon an increase in Specified Amount, we will send you a confirmation of the increase.


Upon Full Surrender of your Policy following a decrease in Specified Amount, the Surrender Charge will be calculated as the entire amount shown in the Policy Specifications, multiplied by one minus the percentage of the

Initial Specified Amount for which a Surrender Charge was previously assessed. The charge assessed upon a Full Surrender will not exceed the Policy's value.


Any surrender may have tax implications. Consult your tax or other financial advisor before initiating a surrender.



Partial Surrender Fee

No Surrender Charge is imposed on a Partial Surrender, but an Administrative Fee of 2% of the amount withdrawn, not to exceed $25, is imposed. This fee is allocated pro rata among the Sub-Accounts and the Fixed Account from which the Partial Surrender proceeds are taken.



Transfer Fee

For each transfer request in excess of 24 made during any Policy Year, we reserve the right to charge you an Administrative Fee of $25.



Mortality and Expense Risk Charge


We assess a daily Mortality and Expense Risk Charge ("M&E") as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the Insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the Policies will be greater than we originally estimated. The current charge is the guaranteed effective annual rate of 0.50% in Policy Years 1-10 and 0.20% in Policy Years 11 and beyond.




Fixed Account Asset Charge

We assess a daily Fixed Account asset charge, which is calculated as a percentage of the value of the Fixed Account. The charge is guaranteed at an effective annual rate of 0.50% of the Fixed Account's value in all years. The current charge is 0.50% in Policy Years 1-10 and 0.20% in Policy Years 11 and beyond.



Cost of Insurance Charge

A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.


The Cost of Insurance Charge for your Policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the Insured's death under any riders, minus the greater of zero or the Policy's Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.

The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the Policy Month by 1 plus .0032737 (the monthly equivalent of an effective annual rate of 4.0%), subtracting the Accumulation Value at the beginning of the Policy Month, and multiplying the result (the "Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company.

The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's Specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy's duration, the age, gender (in accordance with state law) and underwriting category of the Insured. Please note that it will generally increase each Policy Year as the Insured ages. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in "Table II:
Periodic Charges Other Than Fund Operating Expenses" in this prospectus.



Administrative Fee

There is a flat Monthly Deduction of $10 in all years.


For the first ten Policy Years from Policy Issue Date or increase in Specified Amount, there is an additional charge that varies with the Insured's age. A table of these expense charges is included in each Policy. This charge will never exceed $0.54 per $1000 of Initial Specified Amount or increase in Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.




Policy Loan Interest


If you borrow against your Policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 5.5% in years 1-10, 4.5% in years 11 and beyond. The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. We will credit 4.5% interest on the Loan Account Value in all years.




Rider Charges


Waiver of Monthly Deduction Rider. The monthly charge for this benefit is equal to the sum of all other covered monthly charges for the Policy and all riders, multiplied by a rate factor. The rate factor depends on the age, underwriting category and gender of the Insured. The maximum rate factor is 12.0%. If you have elected this rider, a table of rate factors appears on the rider pages in your Policy.

Supplemental Term Insurance Rider. This optional rider provides annually renewable term insurance on the life of the Insured. There are monthly Cost of Insurance Charges for this rider, based on the Policy duration, and the age, gender and underwriting category of the Insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year. In addition, there is a monthly charge per $1,000 of Term Specified Amount or increase in Term Specified Amount.




Case Exceptions


Charges and fees may be reduced in some circumstances where Policies are purchased by corporations and other groups or sponsoring organizations on a multiple-life case basis.



YOUR INSURANCE POLICY

Your Policy is a life insurance contract that provides for a death benefit payable on the death of the Insured. The Policy and the application constitute the entire contract between you and Lincoln Life.


If we obtain appropriate approvals from Owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.


The Policy includes Policy Specifications pages, with supporting schedules. These pages and schedules provide important information about your Policy such as: the identity of the Insured and Owner; Date of Issue; the Initial Specified Amount; the death benefit option selected; issue age; named Beneficiary; initial Premium Payment; Surrender Charges; expense charges and fees; and guaranteed maximum cost of insurance rates.

Note: The Policy Specifications pages (and any pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as "Policy Date", "Effective Date" or "Policy Effective Date" (or "Rider Date", "Rider Effective Date") refer to the date that coverage under the Policy (or rider) becomes effective. Terms such as "Issue Date", "Date of Issue", or "Policy Issue Date" (or "Rider Issue Date") generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that. For example, the period of time we may have to contest a claim submitted in the first couple of years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.


When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.


Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insured will need to prove current insurability and there may be a new contestable period for the new Policy. The death benefit and policy values may be less for some period of time in the new Policy.


The Date of Issue is the date on which we begin life insurance coverage. This is the date from which Policy Years, Policy Anniversary and age are determined.


Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.


We cannot process your requests for transactions relating to the Policy until we have received the request in "Good Order" at our Home Office. "Good Order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.


We allow telephone transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on authorization for telephone transactions.

Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.



Application


If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insured and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insured. Based on our review of medical information about the proposed Insured, we may decline to provide insurance, or we may place the proposed Insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the Insured's age, underwriting category, and gender (if applicable state law allows charges to vary based on gender), the Policy duration, and the current Net Amount at Risk.

A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the Insured is at least age 18 and at most age
85. Age will be determined by the nearest birthday of the Insured.


To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner

The Owner on the date of policy issue is designated in the Policy
Specifications. You, as Owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) optional riders;

3) the amount and frequency of Premium Payments; and

4) the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.


You are entitled to exercise rights and privileges of your Policy as long as the Insured is living. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the Policy entirely, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and , to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries.




Right To Examine Period

You may return your Policy to us for cancellation within ten days after you receive it (or a greater number of days if required by your state). This is called the Right to Examine Period. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you either all Premium Payments or the policy value plus any charges and fees depending on the state of issue of your Policy. If a Premium Payment was made by check, there may be a delay until the check clears.

If your Policy is issued in a state that requires return of Premium Payments, any Net Premium Payments received by us within ten days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts or the Fixed Account, if applicable, as you designate. If the Policy is returned for cancellation within the Right to Examine Period, we will return the full amount of any Premium Payments made.

If your Policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts or the Fixed Account, if applicable, as you designate. The Owner bears the risk of a decline in Sub-Account values. If the Policy is returned for cancellation within the Right to Examine Period, we will return the policy value, plus any charges and fees deducted, as of the date the cancelled Policy is received at our Administrative Office.

Initial Specified Amount

You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.



Transfers


You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each Underlying Fund's objective and investment policy before allocating money to the Sub-Accounts.


During the first Policy Year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the Dollar Cost Averaging or Automatic Rebalancing program described below. The amount of all transfers from the Fixed Account in any other Policy Year may not exceed the greater of:


1) 25% of the Fixed Account Value as of the immediately preceding Policy Anniversary, or


2) the total dollar amount transferred from the Fixed Account in the immediately preceding Policy Year.


We may limit transfers from the Fixed Account at any time. Due to these limitations, if you want to transfer all of your value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.


Requests for transfers may be made in writing or by telephone, if you have previously authorized telephone transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.


Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in Good Order before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.


Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the Underlying Funds' own policies and procedures on market timing activities. If an Underlying Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.




Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or shareholders.

In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in "Transfers", above. In such case, our rights and obligations will be as described in "Transfers". Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.


However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.


You should be aware that the purchase and redemption orders received by Underlying Funds generally are "omnibus" orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific Underlying Fund policies and procedures.

We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.

Once an Owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 to 2 business days of our discovery of such acceptance. We will impose this "original signature" restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.

Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.




Optional Sub-Account Allocation Programs

You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.

Dollar Cost Averaging systematically transfers specified dollar amounts during the first Policy Year from the money market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly basis. These transfers do not count against the free transfers available. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

If the Owner elects Dollar Cost Averaging from either the money market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.

If Dollar Cost Averaging is desired, it must be elected at issue.

Dollar Cost Averaging terminates automatically:

1) if the value in the money market Sub-Account or the Fixed Account is insufficient to complete the next transfer;

2) seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;

3) on the first Policy Anniversary; or

4) if your Policy is surrendered or otherwise terminates.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to the Fixed Account and each Sub-Account. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. Your Policy will be issued with Automatic Rebalancing. When Automatic Rebalancing is in effect, all Net Premium Payments allocated to the Sub-Accounts and Fixed Account will be subject to Automatic Rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of Automatic Rebalancing do not count against the number of free transfers available.

Automatic Rebalancing is available only on a quarterly basis. Automatic Rebalancing may be terminated, or the allocation may be changed at any time, by contacting our Administrative Office. Terminating Automatic Rebalancing will terminate the No-Lapse Enhancement Rider attached to your Policy. Refer to the "Riders" section of this prospectus for more information.



Riders

We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy.


Waiver of Monthly Deduction Rider. If desired, you must select this rider when you initially apply for insurance. Monthly Deductions will be waived during periods of covered total disability commencing prior to the Policy Anniversary nearest the Insured's 65th birthday. Charges for this rider, if elected, are part of the Monthly Deductions.

Accounting Value Rider. If desired, you must select this rider when you initially apply for insurance. You must meet the underwriting and minimum Premium requirements for this rider. If your Policy is fully surrendered in the first five Policy Years, this rider provides enhanced Surrender Values by using a table of alternate Surrender Charges. The rider does not provide for enhanced Surrender Value for Partial Surrenders and loans. There is no charge for this rider.

Change of Insured Rider. If desired, you must select this rider prior to January 1, 2009. This rider will no longer be available on and after this date. With this rider, you may name a new Insured in place of the current Insured. Underwriting and policy value requirements must be met. The benefit expires on the anniversary nearest to the current Insured's 65th birthday. There is no separate charge for this rider; however, policy charges applicable to the new Insured may differ from charges applicable to the current Insured. Exercising the Change of Insured Rider is a fully taxable event.

Supplemental Term Insurance Rider. If desired, you must select this rider when you initially apply for insurance. The rider provides annually renewable non-convertible term insurance on the life of the Insured. Upon the Insured's death, we will pay the Term Insurance Benefit Amount, in addition to Death Benefit Proceeds of the death benefit option in effect on your Policy.

There is a monthly cost for this rider, similar to the cost of insurance of the base Policy's duration. This rate is determined by the Company, is based on the Policy's duration, the age, underwriting category and gender of the Insured, and is applied against the Term Insurance Benefit Amount shown on the Policy Specifications page. There is a monthly expense charge per $1,000 of Term Specified Amount or increase in Term Specified Amount.


This rider terminates on the earliest of:

1) the date you request termination of the rider;

2) when your Policy lapses;

3) when your Policy is fully surrendered;


4) the date you request to decrease the Term Insurance Benefit Amount to zero;
or

5) upon death of the Insured.

If your Policy is reinstated, this rider will likewise be reinstated. However, sufficient Premium must be paid to cover the Monthly Deduction including monthly rider costs.


No-Lapse Enhancement Rider. We will automatically issue this rider with your Policy. There is no charge for this rider. In certain states, the rider may be provided under a different name. This rider provides you with additional protection to prevent a lapse in your Policy. If you meet the requirements of this rider, your Policy will not lapse, even if the Net Accumulation Value under the Policy is insufficient to cover the Monthly Deductions. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your policy value. Also, it does not provide any type of market performance guarantee.

Under this rider, your Policy will not lapse as long as the rider No-Lapse Value, less any Indebtedness, is greater than zero.

The rider No-Lapse Value is a reference value only and is not used in determining the actual policy value or death benefit provided by the Policy. We calculate the rider No-Lapse Value in a fashion similar to the Accumulation Value, but use unique no-lapse interest rates, no-lapse cost of insurance rates, and no-lapse Administrative Fees. We fix these unique no-lapse variables at issue for the life of the Policy. Refer to the No-Lapse Enhancement Rider form issued with your Policy for detailed information about the actual variables applicable to your Policy.

On each anniversary, it is possible for investment performance to increase the rider No-Lapse Value. Refer to the No-Lapse Value Reset Provision of the No-Lapse Enhancement Rider attached to your Policy.


During the period that the rider is preventing the Policy from lapsing, the Monthly Deductions under your Policy, which consist of the monthly cost of insurance, the monthly cost of any riders, and the monthly Administrative Fee, will continue and will be accumulated. A statement will be sent to you, at least annually, which reflects the accumulated amount of those deductions. If the rider terminates for any reason, the accumulated and current Monthly Deduction would have to be paid to prevent lapse, and we will send you a notice stating the amount of Premiums you would be required to pay to keep your Policy in force (see section headed "Lapse and Reinstatement").

You must maintain Automatic Rebalancing in order to keep this rider in effect. Automatic Rebalancing will be in effect when the Policy is issued. If you discontinue Automatic Rebalancing after the Policy is issued, this rider will terminate.


Under this rider, we reserve the right to restrict your allocation to certain Sub-Accounts to a maximum of 40% of the Policy's Accumulation Value. If such a restriction is put in place in the future, you will be notified in writing, and advised of the steps you will need to take, if any, in order to keep the rider in effect.


The duration of the lapse protection provided by this rider may be reduced if:

1) Premiums or other deposits are not received on or before their due date; or


2) you initiate any policy change that decreases the No-Lapse Value under the Policy. These changes include, but are not limited to, Partial Surrenders, loans, increases in Specified Amount, changes in death benefit option, electing to cancel Automatic Rebalancing, and changes in asset allocation.


Rider Termination

This rider and all rights provided under it will terminate automatically upon the earliest of the following:


1) the Insured reaches age 100; or


2) surrender or termination of the Policy; or

3) Automatic Rebalancing is discontinued; or


4) an allocation restriction requirement is not met within 61 days of notification to you of such a requirement. Depending on the state in which your Policy was issued, if your Policy is reinstated, you may be unable to reinstate this rider. If this rider terminates while the Policy is in force, it cannot be reinstated. We will notify you in writing if this rider terminates.

Continuation of Coverage


If the Insured is still living at age 100, and the Policy has not been surrendered, the Policy will remain in force until policy surrender or death of the Insured. However, there are certain changes that will take place:


1) we will no longer accept Premium Payments;

2) we will make no further deductions;

3) policy values held in the Separate Account will be transferred to the Fixed Account; and

4) we will no longer transfer amounts to the Sub-Accounts.

Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.



Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the Policy;


2) death of the Insured; or


3) failure to pay the necessary amount of Premium to keep your Policy in force.



State Regulation

The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state specific features.


PREMIUMS

You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required, except to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Net Accumulation Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the "Lapse and Reinstatement" section of this prospectus.) Premiums may be paid any time before the Insured attains age 100, subject to our right to limit the amount or frequency of additional Premium Payments. (See the "Planned Premiums; Additional Premiums" section of this prospectus.)


The initial Premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two Monthly Deductions.



Allocation of Net Premium Payments

Your Net Premium Payment is the portion of a Premium Payment remaining, after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on the application. Subsequent Net Premium Payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The amount of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your Policy as of the end of the Valuation Period in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 P.M., Eastern Time, unless the New York Stock Exchange closes earlier.

The Valuation Period is the time between Valuation Days. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.



Planned Premiums; Additional Premiums

Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic Premium Payments at any time.

In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

Unless you specifically direct otherwise, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as Premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.


You may increase Planned Premiums, or pay additional Premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.


We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the death benefit and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.

We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed "Tax Issues" for more information.



Policy Values

Policy value in your variable life insurance policy is also called the Accumulation Value.

The Accumulation Value equals the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value. At any point in time, the Accumulation Value reflects:

1) Net Premium Payments made;

2) the amount of any Partial Surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the Loan Account; and

5) all charges and fees deducted.

The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. This is also referred to as the Variable Accumulation Value.

A unit of measure used in the calculation of the value of each Sub-Account is the Variable Accumulation Unit. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit Value for a Sub-Account for
  a Valuation Period is determined as follows:


1) the total value of Underlying Fund shares held in the Sub-Account is calculated by multiplying the number of Underlying Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Underlying Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Underlying Fund made during the Valuation Period; minus


2) the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily Mortality and Expense Risk Charge multiplied by the number of calendar days in the Valuation Period.


The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. We guarantee the Fixed Account Value. Interest is credited daily on the Fixed Account Value at the greater of a rate of 0.0120602% (equivalent to a compounded annual rate of 4.5%) or a higher rate determined by the Company.

The Loan Account Value, if any, reflects any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account. We do not guarantee the Loan Account Value. Interest is credited on the Loan Account at an effective annual rate of 4.5% in all years.

The Net Accumulation Value is the Accumulation Value less the Loan Account Value. It represents the net value of your Policy and is the basis for calculating the Surrender Value.

We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value and the Loan Account Value. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.


DEATH BENEFITS

The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders, including the No-Lapse Enhancement Rider, may impact the amount payable as Death Benefit Proceeds in your Policy. Refer to the "Riders" section of this prospectus for more information.




Death Benefit Options

Two different death benefit options are available. Regardless of which death benefit option you choose, the Death Benefit Proceeds payable will be the greater of:


1) the amount determined by the death benefit option in effect on the date of the death of the Insured, less any Indebtedness; or

2) a percentage of the Accumulation Value equal to that required by the Internal Revenue Code to maintain the Policy as a life insurance policy. A schedule of these percentages is in your Policy. (Please note that the investment performance of the Sub-Accounts you have chosen will impact the Accumulation Value and therefore may affect the amount of Death Benefit Proceeds payable.)


The following table provides more information about the death benefit options.

 Option                          Death Benefit Proceeds Equal to the                                  Variability
    1         Specified Amount (a minimum of $100,000)                                      None; level death benefit
    2         Sum of the Specified Amount plus the Net Accumulation Value as of             May increase or decrease over
              the date of the Insured's death, less any Partial Surrenders after the        time, depending on the amount
              date of death (i.e. Partial Surrender amounts we may have paid to             of Premium paid and the
              the Owner after the date of the Insured's death but before the death          investment performance of the
              of the Insured was reported to us).                                           underlying Sub-Accounts or the
                                                                                            Fixed Account.


If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply until changed by the Owner.



Changes to the Initial Specified Amount and Death Benefit Options


Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the Specified Amount. Any increase in Specified Amount may increase the Net Amount at Risk and the Cost of Insurance Charge. (See the "Cost of Insurance Charge" section of this prospectus.) The minimum Specified Amount is currently $100,000.


A Partial Surrender may reduce the Specified Amount. If the Specified Amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed "Policy Surrenders - Partial Surrender" for details as to the impact a Partial Surrender may have on the Specified Amount.)


The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.

You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. The minimum increase in Specified Amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.


 Option change                                                   Impact
     1 to 2          The Specified Amount will be reduced by the Accumulation Value as of the effective date of change.
     2 to 1          The Specified Amount will be increased by the Accumulation Value as of the effective date of change.


A Surrender Charge may apply to a decrease in Specified Amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a Surrender Charge to be applied. A schedule of Surrender Charges is included in each Policy.


Any Reduction in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to your Policy. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.

We may decline any request for change of the death benefit option or Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law according to the Guideline Premium Test.


The Guideline Premium Test provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the Policy's death benefit above the Specified Amount in order to satisfy the Guideline Premium Test. If the increase in the Policy's death benefit causes an increase in the Net Amount at Risk, charges for the cost of insurance will increase as well.

Any change is effective on the first Monthly Anniversary Day on, or after, the date of approval of the request by Lincoln Life. If the Monthly Deduction amount would increase as a result of the change, the changes will be effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.



Death Benefit Proceeds


Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the Insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the Insured, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.


If the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg. TM) account in the recipient's name as the Owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the Death Benefit Proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy administered by us. The recipient is the Owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in Lincoln's General Account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.

Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.

POLICY SURRENDERS

You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.

The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. The Surrender Value is the Net Accumulation Value (which is the Policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged (the "Surrender Value").


Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.


As of January 17, 2012, we will no longer offer SecureLine (Reg. TM) for surrenders. SecureLine (Reg. TM) is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SecureLine (Reg. TM) for Death Benefit Proceeds. Please see "Death Benefit Proceeds" section in this prospectus for more information about SecureLine (Reg. TM).




Partial Surrender

You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the Policy's Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.

Partial Surrenders may reduce the Accumulation Value and the Specified Amount. The amount of the Partial Surrender and our Administrative Fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.


   Death Benefit
 Option in Effect                           Impact of Partial Surrender
         1              Will reduce the Accumulation Value and the Specified Amount.
         2              Will reduce the Accumulation Value, but not the Specified Amount.

Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.

We may at our discretion decline any request for a Partial Surrender.


POLICY LOANS

You may borrow against the Surrender Value of your Policy. The loan may be for any amount up to 100% of the current Surrender Value. However, we reserve the right to limit the amount of your loan so that total policy Indebtedness will not exceed 90% of an amount equal to the Accumulation Value less Surrender Charge. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy's death benefit and Accumulation Value.

The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The Loan Account is the account in which Indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the Loan Account do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the Policy's death benefit and Accumulation Value whether or not they are repaid. Interest on Policy Loans accrues at an effective annual rate of 5.5% in years 1-10 and 4.5% thereafter, and is payable once a year in arrears on each Policy Anniversary, or earlier upon Full Surrender or other payment of proceeds of your Policy. Policy values in the Loan Account are part of the Company's General Account.


The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional Policy Loan, and added to the Loan Account Value. Lincoln Life credits interest to the Loan Account Value at a rate of 4.5% in all years, so the net cost of your Policy Loan is 1% in years 1-10 and 0% thereafter.


Your outstanding loan balance may be repaid at any time during the lifetime of the Insured. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are currently allocated, unless you instruct otherwise.

If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate subject to the conditions in the Grace Period provision, unless the provisions of the No-Lapse Enhancement Rider are preventing policy termination. If your Policy lapses while a loan is outstanding, the borrowed amount may be taxable to you to the extent your Policy's value exceeds your basis in the Policy.



LAPSE AND REINSTATEMENT

If at any time the Net Accumulation Value is insufficient to pay the Monthly Deduction, unless the provisions of the No-Lapse Enhancement Rider are preventing policy termination, all policy coverage will terminate. This is referred to as Policy Lapse. The Net Accumulation Value may be insufficient:


1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to Partial Surrenders;

4) due to Indebtedness for Policy Loans; or

5) because of a combination of any of these factors.

If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Net Accumulation Value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Anniversary Day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.


If the amount stated in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid. If the Insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.




No-Lapse Protection

Your Policy includes the No-Lapse Enhancement Rider. This means that your Policy will not lapse as long as the rider No-Lapse Value, less any Indebtedness, is greater than zero.


There is no difference in the calculation of policy values and death benefit between a Policy that has the No-Lapse Enhancement Rider, and a Policy that does not. This is true whether or not the No-Lapse Enhancement Rider is active and keeping the Policy from lapsing.

Availability of the No-Lapse Enhancement Rider may vary in some states. Where available, there is no charge for this feature.



Reinstatement of a Lapsed Policy

If your Policy has lapsed, you may reinstate your Policy within five years of the Policy Lapse date, provided:

1) it has not been surrendered;

2) there is an application for reinstatement in writing;


3) satisfactory evidence of insurability of the Insured is furnished to us and we agree to accept the risk for the Insured;


4) we receive a payment sufficient to keep your Policy in force for at least two months; and

5) any accrued loan interest is paid and any remaining Indebtedness is either paid or reinstated.


The reinstated Policy will be effective as of the Monthly Anniversary Day after the date on which we approve your application for reinstatement. Surrender Charges will be reinstated as of the Policy Year in which your Policy lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the Policy lapsed plus the Net Premium Payment made less all Monthly Deductions due.



TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.



Taxation of Life Insurance Contracts in General


Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the Policy will meet the statutory definition of life insurance under the Guideline Premium Test, which limits Premiums paid depending upon the Insured's age, gender, and risk classification, provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the Insured, as discussed below. This tax treatment will only apply, however, if
(1) the investments of the Separate Account are "adequately diversified" in accordance with U.S. Treasury Department ("Treasury") regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.

The Code also recognizes a Cash Value Accumulation Test, which does not limit Premiums paid, but requires the Policy to provide a minimum death benefit in relation to the policy value, depending on the Insured's age, gender, and risk classification. We do not apply this test to the Policy.

Investments in the Separate Account Must be Diversified. For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a life insurance policy because of the death of the Insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the Insured's death) which will be includible in the Beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the Insured's death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether Partial Surrenders (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.




Policies That Are MECs


Characterization of a Policy as a Modified Endowment Contract ("MEC"). A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the "7-Pay Test" of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the "7-Pay Test," a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs


Tax Treatment of Withdrawals. If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.


Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.



Tax Treatment of Loans. If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.




Other Considerations


Insured Lives Past Age 100. If the Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 100, and an option 1 death benefit is in effect,in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the Insured attains age 100.

Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the Premium Payments during a Policy Year exceed those permitted by the tax law, we will refund the excess Premiums within 60 days of the end of the Policy Year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the Policy with the federal tax definition of life insurance.


Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness is not deductible.


If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner's spouse at the time first covered by the Policy.

Employer-Owned Contracts. In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an Insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Unearned Income Medicare Contribution. Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.

Changes in the Policy or Changes in the Law. Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.




Fair Market Value of Your Policy


It is sometimes necessary for tax and other reasons to determine the "value" of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.

Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.


Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC,
(c) the SEC determines if an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, Partial Surrender, Full Surrender, or death benefit from a money market Sub-Account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.



LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.


FINANCIAL STATEMENTS

The December 31, 2013 financial statements of the Separate Account and the December 31, 2013 consolidated financial statements of the Company are located in the SAI.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).


Contents of the SAI






GENERAL INFORMATION
   Lincoln Life
   Capital Markets
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising & Ratings
   Unclaimed Property
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Checkbook Service for Disbursements



POLICY INFORMATION
   Case Exceptions
   Assignment
   Change of Ownership
   Beneficiary
   Right to Convert Contract
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age or Gender
   Suicide
ADDITIONAL INFORMATION ABOUT CHARGES
   Surrender Charges
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company


The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial advisor without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.


This prospectus, the Underlying Funds' prospectuses, and the SAI are also available on our internet site, www.LincolnFinancial.com


Lincoln Life Flexible Premium Variable Life Account M
1933 Act Registration No. 333-111137
1940 Act Registration No. 811-08557

                               End of Prospectus

GLOSSARY OF TERMS
The following terms may appear in your prospectus and are defined below:

7-Pay Test-A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.

1933 Act-The Securities Act of 1933, as amended.

1940 Act-The Investment Company Act of 1940, as amended.

Accumulation Value (Total Account Value)-An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.

Administrative Fee-The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

Beneficiary-The person designated to receive the Death Benefit Proceeds.

Cash Value Accumulation Test-A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.

Code-Internal Revenue Code of 1986, as amended.

Cost of Insurance Charge-This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.

Date of Issue - The date on which we begin life insurance coverage under the Policy if you have paid your initial Premium with your application. If you have not paid your initial Premium with your application, your life insurance coverage will begin on the day we receive your initial Premium.

Death Benefit Proceeds-The amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.

Fixed Account-An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.

Fixed Account Value-An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.

Full Surrender-The withdrawal of all policy values.

Grace Period-The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.

Guideline Premium Test-A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.

Indebtedness-The sum of all outstanding loans and accrued interest.

Insured-The person on whose life the Policy is issued.

Lapse Notice-Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.

Loan Account (Loan Collateral Account)-The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account. The Loan Account is part of our General Account.

Loan Account Value-An amount equal to any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account.

Market Timing Procedures-Policies and procedures from time to time adopted by us as an effort to protect our Owners and the funds from potentially harmful trading activity.

Modified Endowment Contract (MEC)-A life insurance policy that meets the requirements of Section 7702 and fails the "7-Pay Test" of 7702A of the Code. If the policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.

Monthly Anniversary Day-The Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.

Monthly Deduction-The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.

Net Accumulation Value-An amount equal to the Accumulation Value less the Loan Account Value.

Net Amount at Risk-The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.

Net Premium Payment-An amount equal to the Premium Payment, minus the Premium Load.

Owner-The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.

Partial Surrender-A withdrawal of a portion of your policy values.

Planned Premium-The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.

Policy Anniversary-The same date (month and day) each Policy Year equal to the Policy Date, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.

Policy Date-The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.

Policy Loan-The amount you have borrowed against the Surrender Value of your Policy.

Policy Loan Interest-The charge made by the Company to cover the cost of your borrowing against your Policy. Policy Loan Interest will be charged to the Loan Account Value.

Policy Lapse-The day on which coverage under the Policy ends as described in the Grace Period.

Policy Month- The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.

Policy Specifications- The pages of the Policy which show your benefits, Premium, costs, and other policy information.

Policy Year-Twelve month period(s) beginning on the Policy Date and extending up to but not including the next Policy Anniversary.

Premium (Premium Payment)-The amount paid to us for a life insurance policy.

Premium Load-A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.

Reduction in Specified Amount-A decrease in the Specified Amount of your Policy.

Right to Examine Period-The period during which the Policy may be returned to us for cancellation.

SAI-Statement of Additional Information.
SEC-The Securities and Exchange Commission.

Separate Account Value (Variable Accumulation Value)-An amount equal to the values in the Sub-Accounts.

Specified Amount (Initial Specified Amount)-The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the "Initial Specified Amount". The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.

Sub-Account(s)-Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account Values.

Surrender Charge-The charge we may make if you request a Full Surrender of your Policy or request a

Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.

Surrender Value-An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.

Underlying Fund-The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.

Valuation Day-Each day on which the New York Stock Exchange is open and trading is unrestricted.

Valuation Period-The time between Valuation Days.

Variable Accumulation Unit-A unit of measure used in the calculation of the value of each Sub-Account.

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)


                               Dated May 1, 2014
                  Relating to Prospectus Dated May 1, 2014 for


                             Lincoln VULONE product



       Lincoln Life Flexible Premium Variable Life Account M, Registrant



             The Lincoln National Life Insurance Company, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Customer Service Center
One Granite Place
Concord, NH 03301

or by telephoning (800) 487-1485, and requesting a copy of the Lincoln VULONE product prospectus.


                          TABLE OF CONTENTS OF THE SAI







Contents                                                 Page
-----------------------------------------------       ----------
GENERAL INFORMATION............................             2
    Lincoln Life...............................             2
    Capital Markets............................             2
    Registration Statement.....................             2
    Changes of Investment Policy...............             2
    Principal Underwriter......................             3
    Disaster Plan..............................             3
    Advertising & Ratings......................             3
    Unclaimed Property.........................             4
SERVICES.......................................             4
    Independent Registered Public Accounting
      Firm.....................................             4
    Accounting Services........................             5
    Checkbook Service for Disbursements........             5
POLICY INFORMATION.............................             5
    Corporate and Group Purchasers and Case
      Exceptions...............................             5
    Assignment.................................             5


Contents                                              Page
-----------------------------------------------       ----------
    Change of Ownership........................             6
    Beneficiary................................             6
    Right to Convert Contract..................             6
    Change of Plan.............................             6
    Settlement Options.........................             6
    Deferment of Payments......................             7
    Incontestability...........................             7
    Misstatement of Age or Gender..............             7
    Suicide....................................             7
ADDITIONAL INFORMATION ABOUT
CHARGES........................................             7
    Surrender Charges..........................             7
PERFORMANCE DATA...............................             8
FINANCIAL STATEMENTS...........................             9
    Separate Account...........................           M-1
    Company....................................           S-1

GENERAL INFORMATION



Lincoln Life
The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our") (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy, are backed by the claims-paying ability of Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.



Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy

We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.

If an Owner objects, his or her Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the Insured. The Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new Policy will not be affected by the investment experience of any Separate Account. The new Policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current Policy on the date of the conversion.




Principal Underwriter


Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $121,678,619 in 2013, $46,545,327 in 2012 and $48,112,422 in 2011 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.





Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any Separate Account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody's, A.M. Best, Fitch, and Standard & Poor's. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.


About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.


In some cases, fund names and/or their objectives may include references to certain indices, such as the S&P 500 Index. Neither the Policy nor the funds are sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the

Owners of the Policy or any member of the public regarding the advisability of investing in securities generally or in the Policy particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Policy. S&P has no obligation to take the needs of the Licensee or the Owners of the Policy into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Policy or the timing of the issuance or sale of the Policy or in the determination or calculation of the equation by which the Policy is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Policy.


S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE POLICY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.




Unclaimed Property

During 2013, a Global Resolution Agreement entered into by us and a third party auditor became effective upon its acceptance by the unclaimed property departments of 41 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. Also in December 2013, a Regulatory Settlement Agreement entered into by us to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The final agreement covers 52 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.



SERVICES


Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln Life Flexible Premium Variable Life Account M as of December 31, 2013 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2013; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.



Accounting Services


All accounts, books, records and other documents which are required to be maintained for the Separate Account are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. No separate charge against the assets of the Separate Account is made by us for this service.




Checkbook Service for Disbursements

We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary's name as Owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.


POLICY INFORMATION


Corporate and Group Purchasers and Case Exceptions
This Policy is available for purchase by corporations and other groups or sponsoring organizations on a multiple-life case basis. We reserve the right to reduce Premium Loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the number of lives to be insured, the total Premiums expected to be paid, total assets under management for the Owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the individual Policies and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners invested in the Separate Account.



Assignment


While the Insured is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any Indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such Indebtedness after we have recorded any assignment.


Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the Owner will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.

Change of Ownership


As long as the Insured is living, you may name a new Owner by recording a change in ownership in writing at our Administrative Office. The change will be effective as of the date of the latest signature in Good Order. We may require that the Policy be submitted to us for endorsement before making a change.




Beneficiary

The Beneficiary is initially designated on the application and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.


You may change the Beneficiary at any time while the Insured is living, except when we have recorded an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has not reserved the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will be effective as of the date of the latest signature in Good Order.

If any Beneficiary dies before the Insured, the Beneficiary's potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to the Company. If no named Beneficiary survives the Insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.




Right to Convert Contract


You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future Premium Payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, attained age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a Partial Surrender. The minimum period will increase if you choose to decrease the Specified Amount, make additional Premium Payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.




Change of Plan

Your Policy may be exchanged for another issued by the Company only if the Company consents to the exchange and all requirements for the exchange, as determined by the Company, are met. Your request for exchange must be in writing.



Settlement Options


You may elect or change a settlement option while the Insured is alive. If you have not irrevocably selected a settlement option, the Beneficiary may elect to change the settlement option within 90 days after the Insured dies. If no settlement option is selected, the Death Benefit Proceeds will be paid in a lump sum.


If you assign your Policy as collateral security, we will pay any amount due the assignee in one lump sum. We will pay any remaining Death Benefit Proceeds as elected.

Your written request to elect, change, or revoke a settlement option must be received in our Administrative Office before payment of the lump sum or any settlement option is initiated. The first payment of the settlement option selected will become payable on the date proceeds are settled. Payments after the first payment will be made on the first day of each month. Once payments have begun, the Policy cannot be surrendered and neither the payee nor the settlement option may be changed.

You have at least four settlement options:

1) an annuity for the lifetime of the payee;

2) an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months;

3) monthly payments for a stated number of years, at least five but no more than thirty; or

4) payment of a maximum of 3% interest annually on the sum left on deposit.

We may offer you or your Beneficiary additional settlement options in the future.



Deferment of Payments


Amounts payable as a result of loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.




Incontestability


The Company will not contest your Policy or payment of the Death Benefit proceeds based on the Initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from Date of Issue or increase (in accordance with state law).




Misstatement of Age or Gender


If the age or gender of the Insured has been misstated, benefits will be adjusted based on the following values:

1) the net amount at risk at the time of the Insured's death;


2) the ratio of the monthly cost of insurance applied in the Policy Month of death to the monthly cost of insurance that should have been applied at the true age and gender in the Policy Month of death; and


3) the Accumulation Value at the time of the Insured's death.


The amount of Death Benefit Proceeds will be 1. multiplied by 2. and then the result added to 3.



Suicide


If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue, the Company will pay no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.



ADDITIONAL INFORMATION ABOUT CHARGES


Surrender Charges
The initial maximum Surrender Charge is calculated as (a) plus (b), with that result not to exceed (c), minus (d), where

(a) is 1.25 times the current rate net level Premium for the Specified Amount of insurance, calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest;

(b) is $10 per $1000 of Specified Amount;

(c) is $50 per $1000 of Specified Amount; and

(d) is the excess of the first policy year per thousand monthly deductions over the average of the per thousand monthly deductions in policy years 2 through 20.

Algebraically, this formula is equivalent to Min{a+b,c} -d.

The maximum Surrender Charge decreases from its initial amount during the first 15 years. In general terms, the initial maximum Surrender Charge is amortized in proportion to a 20 year life contingent annuity due. In formulas, the maximum Surrender Charge at a point in time "t" years after issue is (a) times
(b), where

(a) is the initial maximum Surrender Charge; and

(b) is the ratio of a life contingent annuity due beginning at time t and ending 20 years after issue, divided by a life contingent annuity due beginning at issue and ending 20 years after issue, both calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest.

The actual Surrender Charge may be less than the maximum Surrender Charge, and is included in each policy. No Surrender Charge is applied in the 16th Policy Year or beyond.


PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, and

o a policy level mortality and expense charge applied on a daily equivalent basis, but

o no deductions for additional policy expenses (i.e., Premium Loads, Administrative Fees, and Cost of Insurance Charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the Owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2013 financial statements of the Separate Account and the December 31, 2013 consolidated financial statements of the Company follow.

Lincoln Life Flexible Premium Variable Life Account M
The Lincoln National Life Insurance Company

Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265

Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 487-1485

--------------------------------------------------------------------------------
               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------

     This prospectus describes Lincoln VULONE2005, a flexible premium variable life insurance contract (the "Policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "We", "Us", "Our"). The Policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.



     The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state-specific features. Please check with your financial advisor regarding their availability.



     You, the Owner, may allocate Net Premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account M, established on December 2, 1997 ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds' prospectuses which is furnished with this prospectus.
                  o AIM Variable Insurance Funds (Invesco Variable Insurance Funds)


                  o AllianceBernstein Variable Products Series Fund

                  o American Century Variable Portfolios II, Inc.

                  o American Funds Insurance Series (Reg. TM)

                  o BlackRock Variable Series Funds, Inc.

                  o Delaware VIP (Reg. TM) Trust

                  o DWS Investments VIT Funds

                  o DWS Variable Series II

                  o Fidelity (Reg. TM) Variable Insurance Products

                  o Franklin Templeton Variable Insurance Products Trust


                  o Legg Mason Partners Variable Equity Trust


                  o Lincoln Variable Insurance Products Trust

                  o MFS (Reg. TM) Variable Insurance TrustSM

                  o Neuberger Berman Advisers Management Trust

                  o PIMCO Variable Insurance Trust

     Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.

This Policy may not be available in all states, and this prospectus only offers the Policy for sale in jurisdictions where such offer and sale are lawful.



                         Prospectus Dated: May 1, 2014

                               Table of Contents






Contents                                                Page
--------------------------------------------------      -----
POLICY SUMMARY....................................         3
    Benefits of Your Policy.......................         3
    Risks of Your Policy..........................         3
    Charges and Fees..............................         4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT.............................         9
    Fund Participation Agreements.................        10
    Distribution of the Policies and
      Compensation................................        10
    Sub-Accounts and Funds........................        11
    Sub-Account Availability and Substitution of
      Funds.......................................        18
    Voting Rights.................................        18
POLICY CHARGES AND FEES...........................        19
    Premium Load; Net Premium Payment.............        19
    Surrender Charges.............................        19
    Partial Surrender Fee.........................        20
    Transfer Fee..................................        20
    Mortality and Expense Risk Charge.............        20
    Fixed Account Asset Charge....................        21
    Cost of Insurance Charge......................        21
    Administrative Fee............................        21
    Policy Loan Interest..........................        21
    Rider Charges.................................        22
    Case Exceptions...............................        22
YOUR INSURANCE POLICY.............................        22
    Application...................................        23
    Owner.........................................        23
    Right To Examine Period.......................        24
    Initial Specified Amount......................        24
    Transfers.....................................        24
    Market Timing.................................        25
    Optional Sub-Account Allocation Programs......        27
    Riders........................................        27


Contents                                                Page
--------------------------------------------------      -----
    Continuation of Coverage......................        30
    Termination of Coverage.......................        30
    State Regulation..............................        30
PREMIUMS..........................................        30
    Allocation of Net Premium Payments............        30
    Planned Premiums; Additional Premiums.........        31
    Policy Values.................................        31
DEATH BENEFITS....................................        32
    Death Benefit Options.........................        32
    Changes to the Initial Specified Amount and
      Death Benefit Options.......................        33
    Death Benefit Proceeds........................        34
POLICY SURRENDERS.................................        35
    Partial Surrender.............................        35
POLICY LOANS......................................        36
LAPSE AND REINSTATEMENT...........................        36
    No-Lapse Protection...........................        37
    Reinstatement of a Lapsed Policy..............        37
TAX ISSUES........................................        37
    Taxation of Life Insurance Contracts in
      General.....................................        38
    Policies That Are MECs........................        39
    Policies That Are Not MECs....................        39
    Other Considerations..........................        40
    Fair Market Value of Your Policy..............        41
    Tax Status of Lincoln Life....................        41
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS....................................        41
LEGAL PROCEEDINGS.................................        42
FINANCIAL STATEMENTS..............................        42
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION..........................        43
GLOSSARY OF TERMS.................................        44

POLICY SUMMARY


Benefits of Your Policy
Death Benefit Protection. The Policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the Owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.


Flexibility. The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and policy values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "Underlying Funds". You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the funds. You may also allocate Premiums and policy values to the Fixed Account.




Risks of Your Policy


Fluctuating Investment Performance. Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in this prospectus. A comprehensive discussion of each Underlying Fund's objective and risk is found in each Underlying Fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Underlying Funds will impact the Policy's Accumulation Value and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.

Policy Values in the Fixed Account. Premium Payments and policy values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer all of the balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" and "Transfers" sections of this prospectus.

Unsuitable for Short-Term Investment. This Policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.


Policy Lapse. Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.

Decreasing Death Benefit. Outstanding Policy Loans or any amounts that you have surrendered will reduce your Policy's death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.


Consequences of Surrender. Surrender Charges are assessed if you surrender your Policy within the first 10-15 Policy Years, and fees assessed for Partial Surrenders in all Policy Years. Depending on the amount of Premium paid, or any Reduction in Specified Amount, there may be little or no Surrender Value available. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.

Tax Consequences. You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.


Tax Treatment of Life Insurance Contracts. Your Policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract ("MEC") whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.


Tax Law Compliance. We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning or surrendering your Policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.



Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer policy values between Sub-Accounts.

                                                Table I: Transaction Fees
                                           When Charge                                        Amount
          Charge                           is Deducted                                       Deducted
 Maximum Sales Charge           When you pay a Premium.                7.0% of each Premium Payment.1
 Imposed on Premiums
 (Premium Load), as a
 percentage of Premiums
 paid.
 Surrender Charge*2             Upon Full Surrender of your
                                Policy (years 1-15). When you
                                make certain Specified Amount
                                decreases (years 1-10).
  Maximum and                                                          The Surrender Charge ranges from a maximum
  Minimum Charge                                                       of $60.00 to a minimum of $0.00 per $1,000 of
                                                                       Specified Amount.
  Charge for a                                                         For a male, age 45, nonsmoker, in year one, the
  Representative Insured                                               maximum Surrender Charge is $32.97 per
                                                                       $1,000 of Specified Amount.

                                                                       For a female, age 45, nonsmoker, in year one the
                                                                       maximum Surrender Charge is $27.97 per
                                                                       $1,000 of Specified Amount.
 Partial Surrender Fee          When you take a Partial                The lesser of $25 or 2% of the amount
                                Surrender of your Policy.              surrendered.
 Fund Transfer Fee              Applied to any transfer request        $25
                                in excess of 24 made during
                                any Policy Year.


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.


  1 The Maximum Sales Charge Imposed on Premiums (Premium Load) is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0.0% to 4.0%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owner resides.


  2 During the life of the Policy, you may request one or more Partial
   Surrenders, each of which may not exceed 90% of your Policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your Policy's Surrender Value, you must request a Full Surrender of your Policy, which is subject to the Surrender Charge reflected in the table above. (See section headed "Partial Surrenders" for a discussion of Partial Surrenders of your Policy.)

Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.



                           Table II: Periodic Charges Other Than Fund Operating Expenses
                                        When Charge                                     Amount
          Charge                        is Deducted                                    Deducted
 Cost of Insurance*             Monthly
  Maximum and                                                    The monthly cost of insurance rates for standard
  Minimum Charge                                                 issue individuals ranges from a guaranteed
                                                                 maximum of $83.33 per $1,000 per month to a
                                                                 guaranteed minimum of $0.00 per $1,000 per
                                                                 month of Net Amount at Risk.

                                                                 Individuals with a higher mortality risk than
                                                                 standard issue individuals can be charged from
                                                                 125% to 800% of the standard rate.
  Charge for a                                                   For a male, age 45, nonsmoker, the guaranteed
  Representative Insured                                         maximum monthly cost of insurance rate is
                                                                 $0.38 per $1,000 of Net Amount at Risk.

                                                                 For a female, age 45, nonsmoker, the guaranteed
                                                                 maximum monthly cost of insurance rate is
                                                                 $0.30 per $1,000 of Net Amount at Risk.
 Mortality and Expense          Daily (at the end of each        Daily charge as a percentage of the value of the
 Risk Charge ("M&E")            Valuation Day).                  Separate Account, guaranteed at an effective
                                                                 annual rate of 0.50%.1
 Fixed Account Asset            Daily                            Daily charge as a percentage of the value of the
 Charge                                                          Fixed Account, guaranteed at an effective annual
                                                                 rate of 0.50%.
 Administrative Fee*            Monthly                          A flat fee of $10 per month in all years.
  Maximum and                                                    For the first ten Policy Years from Issue Date or
  Minimum Charge                                                 increase in Specified Amount, there is an
                                                                 additional charge. The monthly charge ranges
                                                                 from a maximum of $1.25 per $1,000 of Initial
                                                                 Specified Amount or increase in Specified
                                                                 Amount to a minimum of $0.01 per $1,000 of
                                                                 Initial Specified Amount or increase in Specified
                                                                 Amount.
  Charge for a                                                   For a male or female age 45, the maximum
  Representative Insured                                         additional monthly charge is $0.08 per $1,000 of
                                                                 Specified Amount.
 Policy Loan Interest           Annually                         5.5% annually of the amount held in the Loan
                                                                 Account.2


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial advisor.

     1 Guaranteed at an effective annual rate of 0.50% in Policy Years 1-10 and 0.20% in Policy Years 11 and beyond.

  2 Annual interest rate of 5.5% in Policy Years 1-10 and 4.5% in Policy Years
   11 and later.



              Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
 Rider Charges                                     Individualized based on optional rider(s)
                                                   selected.
 Waiver of Monthly              Monthly
 Deduction Rider*
  Maximum and                                      The waiver of Monthly Deduction rate factor
  Minimum Charge                                   ranges from a maximum of 12% of all other
                                                   covered monthly charges to a minimum of 2%
                                                   of all other covered monthly charges.
  Charge for a                                     For a male, age 45, nonsmoker, the maximum
  Representative Insured                           rate factor is 3.5% of all other covered monthly
                                                   charges.

                                                   For a female, age 45, nonsmoker, the maximum
                                                   rate factor is 5% of all other covered monthly
                                                   charges.
 Supplemental Term              Monthly
 Insurance Rider*
  Maximum and                                      The monthly cost of insurance rates for standard
  Minimum Charge                                   issue individuals ranges from a guaranteed
                                                   maximum of $83.33 per $1,000 per month to a
                                                   guaranteed minimum of $0.00 per $1,000 per
                                                   month of Net Amount at Risk.

                                                   Individuals with a higher mortality risk than
                                                   standard issue individuals can be charged from
                                                   125% to 800% of the standard rate.

                                                   There is an additional charge per $1,000 of Term
                                                   Specified Amount. The monthly charge ranges
                                                   from a minimum of $0.01 per $1,000 of Term
                                                   Specified Amount or increase in Term Specified
                                                   Amount to a maximum of $1.25 per $1,000 of
                                                   Term Specified Amount or increase in Term
                                                   Specified Amount.
  Charge for a                                     For a male, age 45, nonsmoker, the guaranteed
  Representative Insured                           maximum monthly cost of insurance rate is
                                                   $0.38 per $1,000 of Net Amount at Risk.

                                                   For a female, age 45, nonsmoker, the guaranteed
                                                   maximum monthly cost of insurance rate is
                                                   $0.30 per $1,000 of Net Amount at Risk.

                                                   For a male or female age 45, the maximum
                                                   additional monthly charge is $0.08 per $1,000 of
                                                   Term Specified Amount.

                 Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                          When Charge                               Amount
           Charge                         is Deducted                              Deducted
 No-Lapse Enhancement             N/A                             There is no charge for this rider.
 Rider
 Accounting Value Rider           N/A                             There is no charge for this rider.
 Change of Insured Rider          N/A                             There is no charge for this rider.
 Overloan Protection Rider        One-time charge when you        Maximum charge of 5% of the then current
                                  elect to use the benefit        Accumulation Value.

  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial advisor.



Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time you own your Policy. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund.


These fees and expenses may change at any time.



 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        1.87% 3         0.23%
 (12b-1) fees, and other expenses.



  3 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 0.92%. These waivers and reductions generally extend through April 30, 2015 but may be terminated at any time by the Underlying Fund. Refer to the Underlying Fund's prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to such Underlying Fund's prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained by calling 1-800-487-1485.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT

The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation
(LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to owners of our policies. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.


The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the Policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.

You may also allocate your Premium Payments and policy values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claims payments.


State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.



Fund Participation Agreements


In order to make the Underlying Funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, we must perform certain administrative services for the Underlying Fund advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.49% based upon the assets of an Underlying Fund attributable to the Policies. Additionally, an Underlying Fund's advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/ or certain affiliates amounts to participate in sales meetings. This compensation may come from 12b-1 fees, or be paid by the advisors or distributors. The Underlying Funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Lincoln Variable Insurance Products Trust and PIMCO Variable Insurance Trust.

Payments made out of the assets of an Underlying Fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Underlying Fund's average net assets, which can fluctuate over time. If, however, the value of the Underlying Fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the Underlying Fund goes down, payments to us (or our affiliates) would decrease.




Distribution of the Policies and Compensation

The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc. ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.


The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 140% of the first year Premium and 5% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on accumulation value.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non-cash compensation." "Non-cash compensation", as defined under FINRA's rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a Policy.


Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.


We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your Policy. Any such shortfall would be available for recovery from the Company's General Account, which supports insurance and annuity obligations.



Sub-Accounts and Funds

The variable investment options in the Policy are Sub-Accounts of the Separate Account. Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.


We create Sub-Accounts and select the Underlying Funds based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment advisor, or its distributor. We review each Underlying Fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional purchase payments to a Sub-Account if we determine the Underlying Fund no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the Underlying Fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.


A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.


Certain Underlying Funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the Underlying Fund in rising equity markets relative to other Underlying Funds. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual Underlying Fund prospectus.

Shares of the Underlying Fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Underlying Funds simultaneously, since the interests of such Owners or contractholders may differ. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Owners, each Underlying Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the Separate Account might withdraw its investment in an Underlying Fund. This might force that Underlying Fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.


There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.


The Underlying Funds and their investment advisors/subadvisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that Underlying Fund's prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-487-1485 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.


AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.

      o Invesco V.I. International Growth Fund (Series I Shares): Long-term growth of capital.
       This fund will be available on or about May 12, 2014. Consult your financial advisor.



AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
       L.P.

      o AllianceBernstein VPS Global Thematic Growth Portfolio (Class A):
Long-term growth of capital.

      o AllianceBernstein VPS Growth and Income Portfolio (Class A): Long-term growth of capital .
       This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.

      o AllianceBernstein VPS International Value Portfolio (Class A):
       Long-term growth of capital.
       This fund is available only to existing Owners as of May 21, 2012. Consult your financial advisor.

      o AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class A):
       Long-term growth of capital.


American Century Variable Portfolios II, Inc., advised by American Century
      Investment Management, Inc.

      o Inflation Protection Fund (Class I): Long-term total return using a strategy that seeks to protect against U.S. inflation.
       This fund is available only to existing Owners as of May 17, 2010. Consult your financial advisor.


American Funds Insurance Series (Reg. TM), advised by Capital Research and
       Management Company.

      o Global Growth Fund (Class 2): Long-term growth of capital.

      o Global Small Capitalization Fund (Class 2): Long-term capital growth.

      o Growth Fund (Class 2): Capital growth.

      o Growth-Income Fund (Class 2): Long-term growth of capital and income.

      o International Fund (Class 2): Long-term growth of capital.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC

      o Global Allocation V.I. Fund (Class I): High total investment return.


Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company.*

      o Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.

      o Emerging Markets Series (Standard Class): Long-term capital appreciation.

      o High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.
       This fund is available only to existing Owners as of May 17, 2010. Consult your financial advisor.

      o Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.

      o REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.

      o Small Cap Value Series (Standard Class): Capital appreciation.

      o Smid Cap Growth Series (Standard Class): Long-term capital appreciation.

      o U. S. Growth Series (Standard Class): Long-term capital appreciation.

      o Value Series (Standard Class): Long-term capital appreciation.


DWS Investments VIT Funds, advised by Deutsche Investment Management Americas Inc. and subadvised by Northern Trust Investments, Inc.

      o DWS Equity 500 Index VIP Portfolio (Class A): To replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 (Reg.
       TM) Index"), which emphasizes stocks of large US companies.
       This fund is available only to existing Owners as of May 21, 2007. Consult your financial advisor.

      o DWS Small Cap Index VIP Portfolio (Class A): To replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small US companies.
       This fund is available only to existing Owners as of May 21, 2007. Consult your financial advisor.

DWS Variable Series II, advised by Deutsche Investment Management Americas Inc. and subadvised by RREEF America L.L.C.

      o DWS Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital appreciation.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management
      & Research Company and FMR Co., Inc.

      o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

      o Growth Portfolio (Service Class): To achieve capital appreciation.

      o Mid Cap Portfolio (Service Class): Long-term growth of capital.

      o Overseas Portfolio (Service Class): Long-term growth of capital. This fund is available only to existing Owners as of May 16, 2011.
Consult your financial advisor.



Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisors, Inc. for the Franklin Income VIP Fund, the Franklin Small-Mid Cap Growth VIP Fund and the Templeton Global Bond VIP Fund, by Templeton Global Advisors Limited for the Templeton Growth VIP Fund, and by Franklin Mutual Advisors, LLC for the Franklin Mutual Shares VIP Fund.

      o Franklin Income VIP Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.
       (formerly Franklin Income Securities Fund)

      o Franklin Mutual Shares VIP Fund (Class 1): Capital appreciation; income is a secondary consideration.
       (formerly Mutual Shares Securities Fund)

      o Franklin Small-Mid Cap Growth VIP Fund (Class 1): Long-term capital growth.
       (formerly Franklin Small-Mid Cap Growth Securities Fund)
       This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.

      o Templeton Global Bond VIP Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
       (formerly Templeton Global Bond Securities Fund)

      o Templeton Growth VIP Fund (Class 1): Long-term capital growth. (formerly Templeton Growth Securities Fund)
       This fund is available only to existing Owners as of May 21, 2007. Consult your financial advisor.


Legg Mason Partners Variable Equity Trust, advised by LeggMason Partners Fund
       Advisor, LLC.

      o ClearBridge Variable Mid Cap Core Portfolio (Class I): Long-term growth of capital.
       (Subadvised by ClearBridge Investments, LLC)
       This fund will be available on or about May 12, 2014. Consult your financial advisor.



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
       Advisors Corporation.

      o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
       (Subadvised by BAMCO, Inc.)

      o LVIP Baron Growth Opportunities Fund (Standard Class): Capital appreciation.
       (Subadvised by BAMCO, Inc.)

      o LVIP BlackRock Emerging Markets RPM Fund (Standard Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.

       (Subadvised by BlackRock Financial Management, Inc.)


      o LVIP BlackRock Equity Dividend RPM Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities.

       (Subadvised by BlackRock Financial Management, Inc.)

      o LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
       (Subadvised by BlackRock Financial Management, Inc.)

      o LVIP Capital Growth Fund (Standard Class): Capital growth. (Subadvised by Wellington Management Company, LLP)

      o LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.

       (Subadvised by CBRE CLARION SECURITIES LLC)

      o LVIP Columbia Small-Mid Cap Growth RPM Fund (Standard Class): Capital appreciation.
       (Subadvised by Columbia Management Investment Advisers, LLC)


      o LVIP Delaware Bond Fund (Standard Class): Maximum current income (yield) consistent with a prudent investment strategy.
       (Subadvised by Delaware Management Company)*

      o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.
       (Subadvised by Delaware Management Company)*

      o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.
       (Subadvised by Delaware Management Company)*
       This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.

      o LVIP Delaware Growth and Income Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by Delaware Management Company)*
       This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.

      o LVIP Delaware Social Awareness Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by Delaware Management Company)*

      o LVIP Delaware Special Opportunities Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by Delaware Management Company)*


      o LVIP Dimensional Non-U.S. Equity RPM Fund (Standard Class)(2):
       Long-term capital appreciation.

      o LVIP Dimensional U.S. Equity RPM Fund (Standard Class)(2): Long-term capital appreciation.


      o LVIP Dimensional/Vanguard Total Bond Fund (Standard Class): Total return consistent with the preservation of capital.

      o LVIP Global Income Fund (Standard Class): Current income consistent with the preservation of capital.
       (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)


      o LVIP Invesco Diversified Equity-Income RPM Fund (Standard Class)(2):
       Capital appreciation and current income.
       This fund will be available on or about May 12, 2014. Consult your financial advisor.


      o LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.
       (Subadvised by J.P. Morgan Investment Management Inc.)

      o LVIP JPMorgan Mid Cap Value RPM Fund (Standard Class): Long-term capital appreciation.

       (Subadvised by J.P. Morgan Investment Management Inc.)

      o LVIP Managed Risk Profile 2010 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
       This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.

      o LVIP Managed Risk Profile 2020 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
       This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.

      o LVIP Managed Risk Profile 2030 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
       This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.

      o LVIP Managed Risk Profile 2040 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
       This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.

      o LVIP Managed Risk Profile Conservative Fund (Standard Class)(2): A high level of current income with some consideration given to growth of capital.

      o LVIP Managed Risk Profile Growth Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

      o LVIP Managed Risk Profile Moderate Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.


      o LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Massachusetts Financial Services Company)

      o LVIP MFS Value Fund (Standard Class): Capital appreciation. (Subadvised by Massachusetts Financial Services Company)

      o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Wellington Management Company, LLP)

      o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
       (Subadvised by Mondrian Investment Partners Limited)

      o LVIP Money Market Fund (Standard Class): To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).
       (Subadvised by Delaware Management Company)


      o LVIP Multi-Manager Global Equity RPM Fund (Standard Class)(2):
       Long-term growth of capital.
       This fund will be available on or about May 12, 2014. Consult your financial advisor.


      o LVIP SSgA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Conservative Index Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.

      o LVIP SSgA Conservative Structured Allocation Fund (Standard Class)(2):
       A high level of current income, with some consideration given to growth of capital.

      o LVIP SSgA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Global Tactical Allocation RPM Fund (Standard Class)(2):
       Long-term growth of capital.

       (Subadvised by SSgA Funds Management, Inc.)


      o LVIP SSgA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Moderate Index Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

      o LVIP SSgA Moderate Structured Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

      o LVIP SSgA Moderately Aggressive Index Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.

      o LVIP SSgA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.

      o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small U.S. companies.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
       (Subadvised by T. Rowe Price Associates, Inc.)

      o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
       (Subadvised by T. Rowe Price Associates, Inc.)

      o LVIP Templeton Growth RPM Fund (Standard Class): Long-term capital growth.

       (Subadvised by Templeton Investment Counsel, LLC)


      o LVIP UBS Large Cap Growth RPM Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.

       (Subadvised by UBS Global Asset Management (Americas) Inc.)


      o LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.

      o LVIP Vanguard International Equity ETF Fund (Standard Class)(2):
      Long-term capital appreciation.


      o LVIP VIP Mid Cap RPM Portfolio (Standard Class)(2): Capital appreciation.
       This fund will be available on or about May 12, 2014. Consult your financial advisor.



MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
       Services Company

      o Growth Series (Initial Class): Capital appreciation.

      o Total Return Series (Initial Class): Total return.
       This fund is available only to existing Owners as of May 16, 2011. Consult your financial

      o Utilities Series (Initial Class): Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc., and subadvised by Neuberger Berman, LLC

      o Mid-Cap Growth Portfolio (I Class): Growth of capital.
       This fund is available only to existing Owners as of May 21, 2007. Consult your financial advisor.


      o Mid-Cap Intrinsic Value Portfolio (I Class): Growth of capital.

       This fund is available only to existing Owners as of May 21, 2007. Consult your financial advisor.

PIMCO Variable Insurance Trust, advised by PIMCO

      o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio (Administrative Class): Maximum real return.

  * Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.

  (1) "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.

  (2) These are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.



Sub-Account Availability and Substitution of Funds


Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the Underlying Fund in which a Sub-Account invests if:


1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant Owner allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.


We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your Policy as required to reflect any withdrawal or substitution of Underlying Funds. Substitute Underlying Funds may have higher charges than the Underlying Funds being replaced.




Voting Rights


The Underlying Funds do not hold regularly scheduled shareholder meetings. When an Underlying Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Underlying Fund, the Company is entitled to vote the shares held by our Sub-Account in that Underlying Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the Underlying Fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding Underlying Fund, as of a date chosen by the Underlying Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.

Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Owner provide their voting instructions to the Company. Even though Owners may choose not to provide voting instruction, the shares of an Underlying Fund to which such Owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.



POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.


In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each Underlying Fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses (including 12b-1 fees for Class 2 shares and other expenses) are incurred by the Underlying Funds and deducted from Underlying Fund assets. Values in the Sub-Accounts are reduced by these charges. Future Underlying Fund expenses may vary. Detailed information about charges and expenses incurred by each Underlying Fund is contained in that Underlying Fund's prospectus.


The Monthly Deductions, including the Cost of Insurance Charges, will be deducted proportionately from the Net Accumulation Value of each Sub-Account and Fixed Account subject to the charge.


The Monthly Deductions are made on the "Monthly Anniversary Day," which is the Date of Issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day.

If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction. If payment is not received before the end of the Grace Period, the Policy may lapse. (Please see the "Lapse and Reinstatement" section of this prospectus.)




Premium Load; Net Premium Payment

We make a deduction from each Premium Payment. This amount, referred to as "Premium Load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We deduct 7% from each Premium Payment. The Premium Payment, after deduction of the Premium Load, is called the "Net Premium Payment."



Surrender Charges


A Surrender Charge may apply if the Policy is totally surrendered or has a decrease in the Specified Amount of death benefit. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.

The Surrender Charge varies by age of the Insured, the number of years since the date of policy issue or the date of an increase in Specified Amount, and the Specified Amount. The Surrender Charge will never exceed $60.00 per $1,000 of Specified Amount. A personalized schedule of Surrender Charges is included with each Policy. You may obtain more information about the Surrender Charges that would apply to your Policy by requesting a personalized illustration from your insurance representative.

The duration of the Surrender Charge is 15 years for Full Surrenders and 10 years for decreases in Specified Amount.

Surrender Charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The Surrender Charge will not exceed the policy value. All Surrender Charges decline to zero within 15 years following policy issue, or any increase in Specified Amount.

Upon either a Full Surrender of the Policy or a decrease in Specified Amount, the charge will be subject to the following conditions:

A. For decreases in Specified Amount, excluding Full Surrender of the Policy, no Surrender Charge will be applied where the decrease:


     1) occurs after the tenth Policy Anniversary following Policy issue; or


     2) is directly caused by a death benefit option change; or

     3) is caused by a Partial Surrender; or

     4) when added to the sum of all prior decreases, does not exceed 25% of the Initial Specified Amount.

B. For all other decreases, the charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:

     1) is the amount of this decrease plus any prior decreases;

     2) is the greater of an amount equal to 25% of the Initial Specified Amount or the sum of all prior decreases;

     3) is the Initial Specified Amount; and

     4) is the then applicable Surrender Charge from the schedule in the Policy.

We may refuse or limit requests for decreases in Specified Amount, to the extent there is insufficient value to cover the necessary Surrender Charges.

If you increase the Specified Amount, a new Surrender Charge will be applicable to each increase. This charge is in addition to any Surrender Charge on the existing Specified Amount. Upon an increase in Specified Amount, we will send you a confirmation of the increase.


Upon Full Surrender of your Policy following a decrease in Specified Amount, the Surrender Charge will be calculated as the entire amount shown in the Policy Specifications, multiplied by one minus the percentage of the Initial Specified Amount for which a Surrender Charge was previously assessed. The charge assessed upon a Full Surrender will not exceed the Policy's value.


Any surrender may have tax implications. Consult your tax or other financial advisor before initiating a surrender.



Partial Surrender Fee

No Surrender Charge is imposed on a Partial Surrender, but an Administrative Fee of 2% of the amount withdrawn, not to exceed $25, is imposed. This fee is allocated pro rata among the Sub-Accounts and the Fixed Account from which the Partial Surrender proceeds are taken.



Transfer Fee

For each transfer request in excess of 24 made during any Policy Year, we reserve the right to charge you an Administrative Fee of $25.



Mortality and Expense Risk Charge


We assess a daily Mortality and Expense Risk Charge ("M&E") as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the Insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the Policies will be greater than we originally estimated. The current charge is the guaranteed effective annual rate of 0.50% in Policy Years 1-10 and 0.20% in Policy Years 11 and beyond.



Fixed Account Asset Charge

We assess a daily Fixed Account asset charge, which is calculated as a percentage of the value of the Fixed Account. The charge is guaranteed at an effective annual rate of 0.50% of the Fixed Account's value in all years. The current charge is 0.50% in Policy Years 1-10 and 0.20% in Policy Years 11 and beyond.



Cost of Insurance Charge

A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.


The Cost of Insurance Charge for your Policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the Insured's death under any riders, minus the greater of zero or the Policy's Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.

The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the Policy Month by 1 plus .0032737 (the monthly equivalent of an effective annual rate of 4.0%), subtracting the Accumulation Value at the beginning of the Policy Month, and multiplying the result (the "Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company.

The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's Specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy's duration, the age, gender (in accordance with state law) and underwriting category of the Insured. Please note that it will generally increase each Policy Year as the Insured ages. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in "Table II: Periodic Charges Other Than Fund Operating Expenses" in this prospectus.




Administrative Fee

There is a flat Monthly Deduction of $10 in all years.


For the first ten Policy Years from Policy Issue Date or increase in Specified Amount, there is an additional charge that varies with the Insured's age. A table of these expense charges is included in each Policy. This charge will never exceed $1.25 per $1000 of Initial Specified Amount or increase in Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.




Policy Loan Interest


If you borrow against your Policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 5.5% in years 1-10, 4.5% in years 11 and beyond. The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. We will credit 4.5% interest on the Loan Account Value in all years.

Rider Charges


Waiver of Monthly Deduction Rider. The monthly charge for this benefit is equal to the sum of all other covered monthly charges for the Policy and all riders, multiplied by a rate factor. The rate factor depends on the age, underwriting category and gender of the Insured. The maximum rate factor is 12.0%. If you have elected this rider, a table of rate factors appears on the rider pages in your Policy.

Supplemental Term Insurance Rider. This optional rider provides annually renewable term insurance on the life of the Insured. There are monthly Cost of Insurance Charges for this rider, based on the Policy duration, and the age, gender and underwriting category of the Insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year. In addition, there is a monthly charge per $1,000 of Term Specified Amount or increase in Term Specified Amount.


Overloan Protection Rider. There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5.0% of the then current Accumulation Value.



Case Exceptions


Charges and fees may be reduced in some circumstances where Policies are purchased by corporations and other groups or sponsoring organizations on a multiple-life case basis.



YOUR INSURANCE POLICY

Your Policy is a life insurance contract that provides for a death benefit payable on the death of the Insured. The Policy and the application constitute the entire contract between you and Lincoln Life.


If we obtain appropriate approvals from Owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.


The Policy includes Policy Specifications pages, with supporting schedules. These pages and schedules provide important information about your Policy such as: the identity of the Insured and Owner; Date of Issue; the Initial Specified Amount; the death benefit option selected; issue age; named Beneficiary; initial Premium Payment; Surrender Charges; expense charges and fees; and guaranteed maximum cost of insurance rates.

Note: The Policy Specifications pages (and any pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as "Policy Date", "Effective Date" or "Policy Effective Date" (or "Rider Date", "Rider Effective Date") refer to the date that coverage under the Policy (or rider) becomes effective. Terms such as "Issue Date", "Date of Issue", or "Policy Issue Date" (or "Rider Issue Date") generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that. For example, the period of time we may have to contest a claim submitted in the first couple of years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.


When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.


Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insured will need to prove current insurability and there may be a new contestable period for the new Policy. The death benefit and policy values may be less for some period of time in the new Policy.


The Date of Issue is the date on which we begin life insurance coverage. This is the date from which Policy Years, Policy Anniversary and age are determined.


Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.


We cannot process your requests for transactions relating to the Policy until we have received the request in "Good Order" at our Home Office. "Good Order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.


We allow telephone transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on authorization for telephone transactions.

Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.



Application


If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insured and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insured. Based on our review of medical information about the proposed Insured, we may decline to provide insurance, or we may place the proposed Insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the Insured's age, underwriting category, and gender (if applicable state law allows charges to vary based on gender), the Policy duration, and the current Net Amount at Risk.

A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the Insured is at least age 18 and at most age
85. Age will be determined by the nearest birthday of the Insured.


To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner

The Owner on the date of policy issue is designated in the Policy
Specifications. You, as Owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) optional riders;

3) the amount and frequency of Premium Payments; and

4) the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your Policy as long as the Insured is living. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the Policy entirely, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and , to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries.




Right To Examine Period

You may return your Policy to us for cancellation within ten days after you receive it (or a greater number of days if required by your state). This is called the Right to Examine Period. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you either all Premium Payments or the policy value plus any charges and fees depending on the state of issue of your Policy. If a Premium Payment was made by check, there may be a delay until the check clears.

If your Policy is issued in a state that requires return of Premium Payments, any Net Premium Payments received by us within ten days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts or the Fixed Account, if applicable, as you designate. If the Policy is returned for cancellation within the Right to Examine Period, we will return the full amount of any Premium Payments made.

If your Policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts or the Fixed Account, if applicable, as you designate. The Owner bears the risk of a decline in Sub-Account values. If the Policy is returned for cancellation within the Right to Examine Period, we will return the policy value, plus any charges and fees deducted, as of the date the cancelled Policy is received at our Administrative Office.



Initial Specified Amount

You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.



Transfers


You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each Underlying Fund's objective and investment policy before allocating money to the Sub-Accounts.


During the first Policy Year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the Dollar Cost Averaging or Automatic Rebalancing program described below. The amount of all transfers from the Fixed Account in any other Policy Year may not exceed the greater of:


1) 25% of the Fixed Account Value as of the immediately preceding Policy Anniversary, or


2) the total dollar amount transferred from the Fixed Account in the immediately preceding Policy Year.


We may limit transfers from the Fixed Account at any time. Due to these limitations, if you want to transfer all of your value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.


Requests for transfers may be made in writing or by telephone, if you have previously authorized telephone transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.


Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in Good Order before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.


Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the Underlying Funds' own policies and procedures on market timing activities. If an Underlying Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.




Market Timing


Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or shareholders.

In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in "Transfers", above. In such case, our rights and obligations will be as described in "Transfers". Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.


However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.


You should be aware that the purchase and redemption orders received by Underlying Funds generally are "omnibus" orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific Underlying Fund policies and procedures.

We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.

Once an Owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 to 2 business days of our discovery of such acceptance. We will impose this "original signature" restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.

Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.




Optional Sub-Account Allocation Programs

You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.

Dollar Cost Averaging systematically transfers specified dollar amounts during the first Policy Year from the money market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly basis. These transfers do not count against the free transfers available. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

If the Owner elects Dollar Cost Averaging from either the money market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.

If Dollar Cost Averaging is desired, it must be elected at issue.

Dollar Cost Averaging terminates automatically:

1) if the value in the money market Sub-Account or the Fixed Account is insufficient to complete the next transfer;

2) seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;

3) on the first Policy Anniversary; or

4) if your Policy is surrendered or otherwise terminates.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to the Fixed Account and each Sub-Account. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. Your Policy will be issued with Automatic Rebalancing. When Automatic Rebalancing is in effect, all Net Premium Payments allocated to the Sub-Accounts and Fixed Account will be subject to Automatic Rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of Automatic Rebalancing do not count against the number of free transfers available.

Automatic Rebalancing is available only on a quarterly basis. Automatic Rebalancing may be terminated, or the allocation may be changed at any time, by contacting our Administrative Office. Terminating Automatic Rebalancing will terminate the No-Lapse Enhancement Rider attached to your Policy. Refer to the "Riders" section of this prospectus for more information.



Riders

We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy.

Waiver of Monthly Deduction Rider. If desired, you must select this rider when you initially apply for insurance. Monthly Deductions will be waived during periods of covered total disability commencing prior to the Policy Anniversary nearest the Insured's 65th birthday. Charges for this rider, if elected, are part of the Monthly Deductions.

Accounting Value Rider. If desired, you must select this rider when you initially apply for insurance. You must meet the underwriting and minimum Premium requirements for this rider. If your Policy is fully surrendered in the first five Policy Years, this rider provides enhanced Surrender Values by using a table of alternate Surrender Charges. The rider does not provide for enhanced Surrender Value for Partial Surrenders and loans. There is no charge for this rider.

Change of Insured Rider. If desired, you must select this rider prior to January 1, 2009. This rider will no longer be available on and after this date. With this rider, you may name a new Insured in place of the current Insured. Underwriting and policy value requirements must be met. The benefit expires on the anniversary nearest to the current Insured's 65th birthday. There is no separate charge for this rider; however, policy charges applicable to the new Insured may differ from charges applicable to the current Insured. Exercising the Change of Insured Rider is a fully taxable event.

Supplemental Term Insurance Rider. If desired, you must select this rider when you initially apply for insurance. The rider provides annually renewable non-convertible term insurance on the life of the Insured. Upon the Insured's death, we will pay the Term Insurance Benefit Amount, in addition to Death Benefit Proceeds of the death benefit option in effect on your Policy.

There is a monthly cost for this rider, similar to the cost of insurance of the base Policy's duration. This rate is determined by the Company, is based on the Policy's duration, the age, underwriting category and gender of the Insured, and is applied against the Term Insurance Benefit Amount shown on the Policy Specifications page. There is a monthly expense charge per $1,000 of Term Specified Amount or increase in Term Specified Amount.


This rider terminates on the earliest of:

1) the date you request termination of the rider;

2) when your Policy lapses;

3) when your Policy is fully surrendered;


4) the date you request to decrease the Term Insurance Benefit Amount to zero;
or

5) upon death of the Insured.


If your Policy is reinstated, this rider will likewise be reinstated. However, sufficient Premium must be paid to cover the Monthly Deduction including monthly rider costs.


No-Lapse Enhancement Rider: We will automatically issue this rider with your Policy. In certain states, the rider may be provided under a different name. There is no charge for this rider. This rider provides you with additional protection to prevent a lapse in your Policy. If you meet the requirements of this rider, your Policy will not lapse, even if the Net Accumulation Value under the Policy is insufficient to cover the Monthly Deductions. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your policy value. Also, it does not provide any type of market performance guarantee.

Under this rider, your Policy will not lapse as long as the rider No-Lapse Value, less any Indebtedness, is greater than zero.

The rider No-Lapse Value is a reference value only and is not used in determining the actual policy value or death benefit provided by the Policy. We calculate the rider No-Lapse Value in a fashion similar to the Accumulation Value, but use unique no-lapse interest rates, no-lapse cost of insurance rates, and no-lapse Administrative Fees. We fix these unique no-lapse variables at issue for the life of the Policy. Refer to the No-Lapse Enhancement Rider form issued with your Policy for detailed information about the actual variables applicable to your Policy.

On each anniversary, it is possible for investment performance to increase the rider No-Lapse Value. Refer to the No-Lapse Value Reset Provision of the No-Lapse Enhancement Rider attached to your Policy.

You will select a guaranteed minimum death benefit on the application for your Policy. This guaranteed minimum death benefit (the "Guaranteed Minimum Death Benefit") will be used in determining the actual Death Benefit Proceeds provided by the rider. It will be shown on the Policy Specifications page.

The initial Guaranteed Minimum Death Benefit must be at least 70% of the Initial Specified Amount for the Policy. If the policy Specified Amount is later decreased below the Guaranteed Minimum Death Benefit, the Guaranteed Minimum Death Benefit will automatically decrease to equal the Specified Amount as of the same Effective Date. If the Policy Specified Amount is later increased, the Guaranteed Minimum Death Benefit will not automatically increase.

You may choose to increase the Guaranteed Minimum Death Benefit subject to the conditions outlined in the No-Lapse Enhancement Rider in your Policy. We will limit the amount of any increase so that the Guaranteed Minimum Death Benefit will not be more than the lesser of the current Specified Amount or the Initial Specified Amount of the Policy, shown in the Policy Specifications. Any increase in the Guaranteed Minimum Death Benefit will be effective on the next Monthly Anniversary Day following our approval of the increase.


During the period that the rider is preventing the Policy from lapsing, the Monthly Deductions under your Policy, which consist of the monthly cost of insurance, the monthly cost of any riders, and the monthly Administrative Fee, will continue and will be accumulated. A statement will be sent to you, at least annually, which reflects the accumulated amount of those deductions. If the rider terminates for any reason, the accumulated and current Monthly Deduction would have to be paid to prevent lapse, and we will send you a notice stating the amount of Premiums you would be required to pay to keep your Policy in force (see section headed "Lapse and Reinstatement").

You must maintain Automatic Rebalancing in order to keep this rider in effect. Automatic Rebalancing will be in effect when the Policy is issued. If you discontinue Automatic Rebalancing after the Policy is issued, this rider will terminate.


Under this rider, we reserve the right to restrict your allocation to certain Sub-Accounts to a maximum of 40% of the Policy's Accumulation Value. If such a restriction is put in place in the future, you will be notified in writing, and advised of the steps you will need to take, if any, in order to keep the rider in effect.


The duration of the lapse protection provided by this rider may be reduced if:

1) Premiums or other deposits are not received on or before their due date; or

2) you initiate any policy change that decreases the no-lapse value under the Policy. These changes include, but are not limited to, Partial Surrenders, loans, increases in Specified Amount, changes in death benefit option, electing to cancel Automatic Rebalancing, and changes in asset allocation.

Rider Termination

This rider and all rights provided under it will terminate automatically upon the earliest of the following:


1) the Insured reaches age 100; or


2) surrender or termination of the Policy; or

3) Automatic Rebalancing is discontinued; or


4) an allocation restriction requirement is not met within 61 days of notification to you of such a requirement. Depending on the state in which your Policy was issued, if your Policy is reinstated, you may be unable to reinstate this rider. If this rider terminates while the Policy is in force, it cannot be reinstated. We will notify you in writing if this rider terminates.


Overloan Protection Rider. If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness exceeding the

Accumulation Value less the Surrender Charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee.

If your Policy is issued on or after May 22, 2006, we will automatically issue this rider with your Policy. There is no charge for adding this rider to your Policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your Policy will be impacted as described in the rider.



Continuation of Coverage


If the Insured is still living at age 100, and the Policy has not been surrendered, the Policy will remain in force until policy surrender or death of the Insured. However, there are certain changes that will take place:


1) we will no longer accept Premium Payments;

2) we will make no further deductions;

3) policy values held in the Separate Account will be transferred to the Fixed Account; and

4) we will no longer transfer amounts to the Sub-Accounts.

Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.



Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the Policy;


2) death of the Insured; or


3) failure to pay the necessary amount of Premium to keep your Policy in force.



State Regulation

The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state specific features.


PREMIUMS

You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required, except to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Net Accumulation Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the "Lapse and Reinstatement" section of this prospectus.) Premiums may be paid any time before the Insured attains age 100, subject to our right to limit the amount or frequency of additional Premium Payments. (See the "Planned Premiums; Additional Premiums" section of this prospectus.)


The initial Premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two Monthly Deductions.



Allocation of Net Premium Payments

Your Net Premium Payment is the portion of a Premium Payment remaining, after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on the application. Subsequent Net Premium Payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The amount of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your Policy as of the end of the Valuation Period in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 P.M., Eastern Time, unless the New York Stock Exchange closes earlier.

The Valuation Period is the time between Valuation Days. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.



Planned Premiums; Additional Premiums

Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic Premium Payments at any time.

In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

Unless you specifically direct otherwise, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as Premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.


You may increase Planned Premiums, or pay additional Premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.


We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the death benefit and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.

We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed "Tax Issues" for more information.



Policy Values

Policy value in your variable life insurance policy is also called the Accumulation Value.

The Accumulation Value equals the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value. At any point in time, the Accumulation Value reflects:

1) Net Premium Payments made;

2) the amount of any Partial Surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the Loan Account; and

5) all charges and fees deducted.

The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. This is also referred to as the Variable Accumulation Value.

A unit of measure used in the calculation of the value of each Sub-Account is the Variable Accumulation Unit. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit Value for a Sub-Account for
  a Valuation Period is determined as follows:


1) the total value of Underlying Fund shares held in the Sub-Account is calculated by multiplying the number of Underlying Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Underlying Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Underlying Fund made during the Valuation Period; minus


2) the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily Mortality and Expense Risk Charge multiplied by the number of calendar days in the Valuation Period.


The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. We guarantee the Fixed Account Value. Interest is credited daily on the Fixed Account Value at the greater of a rate of 0.0120602% (equivalent to a compounded annual rate of 4.5%) or a higher rate determined by the Company.

The Loan Account Value, if any, reflects any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account. We do not guarantee the Loan Account Value. Interest is credited on the Loan Account at an effective annual rate of 4.5% in all years.

The Net Accumulation Value is the Accumulation Value less the Loan Account Value. It represents the net value of your Policy and is the basis for calculating the Surrender Value.

We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value and the Loan Account Value. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.


DEATH BENEFITS

The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders, including the No-Lapse Enhancement Rider, may impact the amount payable as Death Benefit Proceeds in your Policy. Refer to the "Riders" section of this prospectus for more information.




Death Benefit Options

Two different death benefit options are available. Regardless of which death benefit option you choose, the Death Benefit Proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the Insured, less any Indebtedness; or

2) a percentage of the Accumulation Value equal to that required by the Internal Revenue Code to maintain the Policy as a life insurance policy. A schedule of these percentages is in your Policy. (Please note that the investment performance of the Sub-Accounts you have chosen will impact the Accumulation Value and therefore may affect the amount of Death Benefit Proceeds payable.)


The following table provides more information about the death benefit options.



 Option                          Death Benefit Proceeds Equal to the                                  Variability
    1         Specified Amount (a minimum of $100,000)                                      None; level death benefit
    2         Sum of the Specified Amount plus the Net Accumulation Value as of             May increase or decrease over
              the date of the Insured's death, less any Partial Surrenders after the        time, depending on the amount
              date of death (i.e. Partial Surrender amounts we may have paid to             of Premium paid and the
              the Owner after the date of the Insured's death but before the death          investment performance of the
              of the Insured was reported to us).                                           underlying Sub-Accounts or the
                                                                                            Fixed Account.


If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply until changed by the Owner.



Changes to the Initial Specified Amount and Death Benefit Options


Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the Specified Amount. Any increase in Specified Amount may increase the Net Amount at Risk and the Cost of Insurance Charge. (See the "Cost of Insurance Charge" section of this prospectus.) The minimum Specified Amount is currently $100,000.


A Partial Surrender may reduce the Specified Amount. If the Specified Amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed "Policy Surrenders - Partial Surrender" for details as to the impact a Partial Surrender may have on the Specified Amount.)


The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.

You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. The minimum increase in Specified Amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.


 Option change                                                   Impact
     1 to 2          The Specified Amount will be reduced by the Accumulation Value as of the effective date of change.
     2 to 1          The Specified Amount will be increased by the Accumulation Value as of the effective date of change.


A Surrender Charge may apply to a decrease in Specified Amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a Surrender Charge to be applied. A schedule of Surrender Charges is included in each Policy.


Any Reduction in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to your Policy. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.

We may decline any request for change of the death benefit option or Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law according to the Guideline Premium Test.


The Guideline Premium Test provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the Policy's death benefit above the Specified Amount in order to satisfy the Guideline Premium Test. If the increase in the Policy's death benefit causes an increase in the Net Amount at Risk, charges for the cost of insurance will increase as well.


Any change is effective on the first Monthly Anniversary Day on, or after, the date of approval of the request by Lincoln Life. If the Monthly Deduction amount would increase as a result of the change, the changes will be effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.



Death Benefit Proceeds


Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the Insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the Insured, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.


If the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg. TM) account in the recipient's name as the Owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the Death Benefit Proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy administered by us. The recipient is the Owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in Lincoln's General Account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.

Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.


POLICY SURRENDERS

You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.

The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. The Surrender Value is the Net Accumulation Value (which is the Policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged (the "Surrender Value").


Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.


As of January 17, 2012, we will no longer offer SecureLine (Reg. TM) for surrenders. SecureLine (Reg. TM) is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SecureLine (Reg. TM) for Death Benefit Proceeds. Please see "Death Benefit Proceeds" section in this prospectus for more information about SecureLine (Reg. TM).




Partial Surrender

You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the Policy's Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.

Partial Surrenders may reduce the Accumulation Value and the Specified Amount. The amount of the Partial Surrender and our Administrative Fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.


   Death Benefit
 Option in Effect                           Impact of Partial Surrender
         1              Will reduce the Accumulation Value and the Specified Amount.
         2              Will reduce the Accumulation Value, but not the Specified Amount.

Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.

We may at our discretion decline any request for a Partial Surrender.

POLICY LOANS

You may borrow against the Surrender Value of your Policy. The loan may be for any amount up to 100% of the current Surrender Value. However, we reserve the right to limit the amount of your loan so that total policy Indebtedness will not exceed 90% of an amount equal to the Accumulation Value less Surrender Charge. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy's death benefit and Accumulation Value.

The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The Loan Account is the account in which Indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the Loan Account do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the Policy's death benefit and Accumulation Value whether or not they are repaid. Interest on Policy Loans accrues at an effective annual rate of 5.5% in years 1-10 and 4.5% thereafter, and is payable once a year in arrears on each Policy Anniversary, or earlier upon Full Surrender or other payment of proceeds of your Policy. Policy values in the Loan Account are part of the Company's General Account.


The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional Policy Loan, and added to the Loan Account Value. Lincoln Life credits interest to the Loan Account Value at a rate of 4.5% in all years, so the net cost of your Policy Loan is 1% in years 1-10 and 0% thereafter.


Your outstanding loan balance may be repaid at any time during the lifetime of the Insured. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are currently allocated, unless you instruct otherwise.

If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate subject to the conditions in the Grace Period provision, unless the provisions of the No-Lapse Enhancement Rider are preventing policy termination. If your Policy lapses while a loan is outstanding, the borrowed amount may be taxable to you to the extent your Policy's value exceeds your basis in the Policy.



LAPSE AND REINSTATEMENT

If at any time the Net Accumulation Value is insufficient to pay the Monthly Deduction, unless the provisions of the No-Lapse Enhancement Rider are preventing policy termination, all policy coverage will terminate. This is referred to as Policy Lapse. The Net Accumulation Value may be insufficient:


1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to Partial Surrenders;

4) due to Indebtedness for Policy Loans; or

5) because of a combination of any of these factors.

If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Net Accumulation Value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Anniversary Day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.

If the amount stated in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid. If the Insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.




No-Lapse Protection

Your Policy includes the No-Lapse Enhancement Rider. This means that your Policy will not lapse as long as the rider No-Lapse Value, less any Indebtedness, is greater than zero.


There is no difference in the calculation of policy values between a Policy that has the rider and a Policy that does not. This is true whether or not the rider is active and keeping the Policy from lapsing.

There is no difference in the calculation of death benefit between a Policy that has the rider and a Policy that does not, as long as the rider is not actively keeping the Policy from lapsing. The death benefit will be based on the Specified Amount of the Policy.

If the rider is actively keeping the Policy from lapsing, the death benefit is the Guaranteed Minimum Death Benefit less any Indebtedness and Partial Surrenders, which may be less than the Specified Amount of the Policy.


Availability of the No-Lapse Enhancement Rider may vary in some states. There is no charge for this feature.

Your Policy may also include the Overloan Protection Rider. If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness exceeding the Accumulation Value less the Surrender Charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee. There is no charge for adding this rider to your Policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5.0% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your Policy will be impacted as described in the rider.



Reinstatement of a Lapsed Policy

If your Policy has lapsed, you may reinstate your Policy within five years of the Policy Lapse date, provided:

1) it has not been surrendered;

2) there is an application for reinstatement in writing;


3) satisfactory evidence of insurability of the Insured is furnished to us and we agree to accept the risk for the Insured;


4) we receive a payment sufficient to keep your Policy in force for at least two months; and

5) any accrued loan interest is paid and any remaining Indebtedness is either paid or reinstated.


The reinstated Policy will be effective as of the Monthly Anniversary Day after the date on which we approve your application for reinstatement. Surrender Charges will be reinstated as of the Policy Year in which your Policy lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the Policy lapsed plus the Net Premium Payment made less all Monthly Deductions due.



TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.



Taxation of Life Insurance Contracts in General


Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the Policy will meet the statutory definition of life insurance under the Guideline Premium Test, which limits Premiums paid depending upon the Insured's age, gender, and risk classification, provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the Insured, as discussed below. This tax treatment will only apply, however, if
(1) the investments of the Separate Account are "adequately diversified" in accordance with U.S. Treasury Department ("Treasury") regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.

The Code also recognizes a Cash Value Accumulation Test, which does not limit Premiums paid, but requires the Policy to provide a minimum death benefit in relation to the policy value, depending on the Insured's age, gender, and risk classification. We do not apply this test to the Policy.

Investments in the Separate Account Must be Diversified. For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a life insurance policy because of the death of the Insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the Insured's death) which will be includible in the Beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the Insured's death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract."

(If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether Partial Surrenders (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.




Policies That Are MECs


Characterization of a Policy as a Modified Endowment Contract ("MEC"). A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the "7-Pay Test" of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the "7-Pay Test," a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.


Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs


Tax Treatment of Withdrawals. If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.


Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.



Tax Treatment of Loans. If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a Policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during your Policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.




Other Considerations


Insured Lives Past Age 100. If the Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 100, and an option 1 death benefit is in effect,in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the Insured attains age 100.

Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the Premium Payments during a Policy Year exceed those permitted by the tax law, we will refund the excess Premiums within 60 days of the end of the Policy Year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the Policy with the federal tax definition of life insurance.


Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness is not deductible.


If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner's spouse at the time first covered by the Policy.

Employer-Owned Contracts. In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an Insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Unearned Income Medicare Contribution. Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.

Changes in the Policy or Changes in the Law. Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.




Fair Market Value of Your Policy


It is sometimes necessary for tax and other reasons to determine the "value" of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.




Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.


Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC,
(c) the SEC determines if an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, Partial Surrender, Full Surrender, or death benefit from a money market Sub-Account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.



LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.


FINANCIAL STATEMENTS

The December 31, 2013 financial statements of the Separate Account and the December 31, 2013 consolidated financial statements of the Company are located in the SAI.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).


Contents of the SAI






GENERAL INFORMATION
   Lincoln Life
   Capital Markets
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising & Ratings
   Unclaimed Property
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Checkbook Service for Disbursements



POLICY INFORMATION
   Case Exceptions
   Assignment
   Change of Ownership
   Beneficiary
   Right to Convert Contract
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age or Gender
   Suicide
ADDITIONAL INFORMATION ABOUT CHARGES
   Surrender Charges
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company


The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial advisor without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.


This prospectus, the Underlying Funds' prospectuses, and the SAI are also available on our internet site, www.LincolnFinancial.com


Lincoln Life Flexible Premium Variable Life Account M
1933 Act Registration No. 333-111137
1940 Act Registration No. 811-08557

                               End of Prospectus

GLOSSARY OF TERMS
The following terms may appear in your prospectus and are defined below:

7-Pay Test-A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.

1933 Act-The Securities Act of 1933, as amended.

1940 Act-The Investment Company Act of 1940, as amended.

Accumulation Value (Total Account Value)-An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.

Administrative Fee-The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

Beneficiary-The person designated to receive the Death Benefit Proceeds.

Cash Value Accumulation Test-A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.

Code-Internal Revenue Code of 1986, as amended.

Cost of Insurance Charge-This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.

Death Benefit Proceeds-The amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.

Fixed Account-An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.

Fixed Account Value-An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.

Full Surrender-The withdrawal of all policy values.

Grace Period-The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.

Guideline Premium Test-A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.

Indebtedness-The sum of all outstanding loans and accrued interest.

Insured-The person on whose life the Policy is issued.

Lapse Notice-Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.

Loan Account (Loan Collateral Account)-The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account. The Loan Account is part of our General Account.

Loan Account Value-An amount equal to any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account.

Market Timing Procedures-Policies and procedures from time to time adopted by us as an effort to protect our Owners and the funds from potentially harmful trading activity.

Modified Endowment Contract (MEC)-A life insurance policy that meets the requirements of Section 7702 and fails the "7-Pay Test" of 7702A of the Code. If the policy is a MEC, withdrawals from your

Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.

Monthly Anniversary Day-The Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.

Monthly Deduction-The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.

Net Accumulation Value-An amount equal to the Accumulation Value less the Loan Account Value.

Net Amount at Risk-The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.

Net Premium Payment-An amount equal to the Premium Payment, minus the Premium Load.

Owner-The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.

Partial Surrender-A withdrawal of a portion of your policy values.

Planned Premium-The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.

Policy Anniversary-The same date (month and day) each Policy Year equal to the Policy Date, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.

Policy Date-The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.

Policy Loan-The amount you have borrowed against the Surrender Value of your Policy.

Policy Loan Interest-The charge made by the Company to cover the cost of your borrowing against your Policy. Policy Loan Interest will be charged to the Loan Account Value.

Policy Lapse-The day on which coverage under the Policy ends as described in the Grace Period.

Policy Month- The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.

Policy Specifications- The pages of the Policy which show your benefits, Premium, costs, and other policy information.

Policy Year-Twelve month period(s) beginning on the Policy Date and extending up to but not including the next Policy Anniversary.

Premium (Premium Payment)-The amount paid to us for a life insurance policy.

Premium Load-A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.

Reduction in Specified Amount-A decrease in the Specified Amount of your Policy.

Right to Examine Period-The period during which the Policy may be returned to us for cancellation.

SAI-Statement of Additional Information.
SEC-The Securities and Exchange Commission.

Separate Account Value (Variable Accumulation Value)-An amount equal to the values in the Sub-Accounts.

Specified Amount (Initial Specified Amount)-The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the "Initial Specified Amount". The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.

Sub-Account(s)-Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account Values.

Surrender Charge-The charge we may make if you request a Full Surrender of your Policy or request a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.

Surrender Value-An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.

Underlying Fund-The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.

Valuation Day-Each day on which the New York Stock Exchange is open and trading is unrestricted.

Valuation Period-The time between Valuation Days.

Variable Accumulation Unit-A unit of measure used in the calculation of the value of each Sub-Account.

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)


                               Dated May 1, 2014
                  Relating to Prospectus Dated May 1, 2014 for


                           Lincoln VULONE2005 product



       Lincoln Life Flexible Premium Variable Life Account M, Registrant



             The Lincoln National Life Insurance Company, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Customer Service Center
One Granite Place
Concord, NH 03301

or by telephoning (800) 487-1485, and requesting a copy of the Lincoln VULONE2005 product prospectus.


                          TABLE OF CONTENTS OF THE SAI







Contents                                                 Page
-----------------------------------------------       ----------
GENERAL INFORMATION............................             2
    Lincoln Life...............................             2
    Capital Markets............................             2
    Registration Statement.....................             2
    Changes of Investment Policy...............             2
    Principal Underwriter......................             3
    Disaster Plan..............................             3
    Advertising & Ratings......................             3
    Unclaimed Property.........................             4
SERVICES.......................................             4
    Independent Registered Public Accounting
      Firm.....................................             4
    Accounting Services........................             5
    Checkbook Service for Disbursements........             5
POLICY INFORMATION.............................             5
    Corporate and Group Purchasers and Case
      Exceptions...............................             5
    Assignment.................................             5


Contents                                              Page
-----------------------------------------------       ----------
    Change of Ownership........................             6
    Beneficiary................................             6
    Right to Convert Contract..................             6
    Change of Plan.............................             6
    Settlement Options.........................             6
    Deferment of Payments......................             7
    Incontestability...........................             7
    Misstatement of Age or Gender..............             7
    Suicide....................................             7
ADDITIONAL INFORMATION ABOUT
CHARGES........................................             7
    Surrender Charges..........................             7
PERFORMANCE DATA...............................             8
FINANCIAL STATEMENTS...........................             9
    Separate Account...........................           M-1
    Company....................................           S-1

GENERAL INFORMATION



Lincoln Life
The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our") (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy, are backed by the claims-paying ability of Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.



Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy

We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.

If an Owner objects, his or her Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the Insured. The Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new Policy will not be affected by the investment experience of any Separate Account. The new Policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current Policy on the date of the conversion.




Principal Underwriter


Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $121,678,619 in 2013, $46,545,327 in 2012 and $48,112,422 in 2011 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.





Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any Separate Account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody's, A.M. Best, Fitch, and Standard & Poor's. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.


About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.


In some cases, fund names and/or their objectives may include references to certain indices, such as the S&P 500 Index. Neither the Policy nor the funds are sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the

Owners of the Policy or any member of the public regarding the advisability of investing in securities generally or in the Policy particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Policy. S&P has no obligation to take the needs of the Licensee or the Owners of the Policy into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Policy or the timing of the issuance or sale of the Policy or in the determination or calculation of the equation by which the Policy is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Policy.


S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE POLICY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.




Unclaimed Property

During 2013, a Global Resolution Agreement entered into by us and a third party auditor became effective upon its acceptance by the unclaimed property departments of 41 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. Also in December 2013, a Regulatory Settlement Agreement entered into by us to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The final agreement covers 52 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.



SERVICES


Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln Life Flexible Premium Variable Life Account M as of December 31, 2013 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2013; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.



Accounting Services


All accounts, books, records and other documents which are required to be maintained for the Separate Account are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. No separate charge against the assets of the Separate Account is made by us for this service.




Checkbook Service for Disbursements

We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary's name as Owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.


POLICY INFORMATION


Corporate and Group Purchasers and Case Exceptions
This Policy is available for purchase by corporations and other groups or sponsoring organizations on a multiple-life case basis. We reserve the right to reduce Premium Loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the number of lives to be insured, the total Premiums expected to be paid, total assets under management for the Owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the individual Policies and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners invested in the Separate Account.



Assignment


While the Insured is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any Indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such Indebtedness after we have recorded any assignment.


Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the Owner will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.

Change of Ownership


As long as the Insured is living, you may name a new Owner by recording a change in ownership in writing at our Administrative Office. The change will be effective as of the date of the latest signature in Good Order. We may require that the Policy be submitted to us for endorsement before making a change.




Beneficiary

The Beneficiary is initially designated on the application and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.


You may change the Beneficiary at any time while the Insured is living, except when we have recorded an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has not reserved the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will be effective as of the date of the latest signature in Good Order.

If any Beneficiary dies before the Insured, the Beneficiary's potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to the Company. If no named Beneficiary survives the Insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.




Right to Convert Contract


You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future Premium Payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, attained age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a Partial Surrender. The minimum period will increase if you choose to decrease the Specified Amount, make additional Premium Payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.




Change of Plan

Your Policy may be exchanged for another issued by the Company only if the Company consents to the exchange and all requirements for the exchange, as determined by the Company, are met. Your request for exchange must be in writing.



Settlement Options


You may elect or change a settlement option while the Insured is alive. If you have not irrevocably selected a settlement option, the Beneficiary may elect to change the settlement option within 90 days after the Insured dies. If no settlement option is selected, the Death Benefit Proceeds will be paid in a lump sum.


If you assign your Policy as collateral security, we will pay any amount due the assignee in one lump sum. We will pay any remaining Death Benefit Proceeds as elected.

Your written request to elect, change, or revoke a settlement option must be received in our Administrative Office before payment of the lump sum or any settlement option is initiated. The first payment of the settlement option selected will become payable on the date proceeds are settled. Payments after the first payment will be made on the first day of each month. Once payments have begun, the Policy cannot be surrendered and neither the payee nor the settlement option may be changed.

You have at least four settlement options:

1) an annuity for the lifetime of the payee;

2) an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months;

3) monthly payments for a stated number of years, at least five but no more than thirty; or

4) payment of a maximum of 3% interest annually on the sum left on deposit.

We may offer you or your Beneficiary additional settlement options in the future.



Deferment of Payments


Amounts payable as a result of loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.




Incontestability


The Company will not contest your Policy or payment of the Death Benefit proceeds based on the Initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from Date of Issue or increase (in accordance with state law).




Misstatement of Age or Gender


If the age or gender of the Insured has been misstated, benefits will be adjusted based on the following values:

1) the net amount at risk at the time of the Insured's death;


2) the ratio of the monthly cost of insurance applied in the Policy Month of death to the monthly cost of insurance that should have been applied at the true age and gender in the Policy Month of death; and


3) the Accumulation Value at the time of the Insured's death.


The amount of Death Benefit Proceeds will be 1. multiplied by 2. and then the result added to 3.



Suicide


If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue, the Company will pay no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.



ADDITIONAL INFORMATION ABOUT CHARGES


Surrender Charges
The initial maximum Surrender Charge is calculated as (a) plus (b), with that result not to exceed (c), minus (d), where

(a) is 1.25 times the current rate net level Premium for the Specified Amount of insurance, calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest;

(b) is $10 per $1000 of Specified Amount;

(c) is $50 per $1000 of Specified Amount; and

(d) is the excess of the first policy year per thousand monthly deductions over the average of the per thousand monthly deductions in policy years 2 through 20.

Algebraically, this formula is equivalent to Min{a+b,c} -d.

The maximum Surrender Charge decreases from its initial amount during the first 15 years. In general terms, the initial maximum Surrender Charge is amortized in proportion to a 20 year life contingent annuity due. In formulas, the maximum Surrender Charge at a point in time "t" years after issue is (a) times
(b), where

(a) is the initial maximum Surrender Charge; and

(b) is the ratio of a life contingent annuity due beginning at time t and ending 20 years after issue, divided by a life contingent annuity due beginning at issue and ending 20 years after issue, both calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest.

The actual Surrender Charge may be less than the maximum Surrender Charge, and is included in each policy. No Surrender Charge is applied in the 16th Policy Year or beyond.


PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, and

o a policy level mortality and expense charge applied on a daily equivalent basis, but

o no deductions for additional policy expenses (i.e., Premium Loads, Administrative Fees, and Cost of Insurance Charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the Owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2013 financial statements of the Separate Account and the December 31, 2013 consolidated financial statements of the Company follow.

              THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                      CONSOLIDATED FINANCIAL STATEMENTS
                         DECEMBER 31, 2013 AND 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors and Stockholder of
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2013 and 2012, and the related consolidated statements of comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2013. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2013 and 2012, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.



                                                      /s/ ERNST & YOUNG LLP
                                                      Philadelphia,
                                                      Pennsylvania
                                                      April 1, 2014

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)


                                                                                                              AS OF DECEMBER 31,
                                                                                                           ------------------------
                                                                                                              2013          2012
                                                                                                           -----------  -----------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
     Fixed maturity securities (amortized cost: 2013 -- $75,585; 2012 -- $71,221)                          $    79,178  $    80,254
     Variable interest entities' fixed maturity securities (amortized cost: 2013 -- $682;
        2012 -- $677)                                                                                              697          708
     Equity securities (cost: 2013 -- $182; 2012 -- $137)                                                          201          157
   Trading securities                                                                                            2,190        2,437
   Mortgage loans on real estate                                                                                 7,029        6,792
   Real estate                                                                                                      26           39
   Policy loans                                                                                                  2,651        2,740
   Derivative investments                                                                                          617        2,263
   Other investments                                                                                             1,208        1,089
                                                                                                           -----------  -----------
        Total investments                                                                                       93,797       96,479
Cash and invested cash                                                                                             630        3,278
Deferred acquisition costs and value of business acquired                                                        8,859        6,732
Premiums and fees receivable                                                                                       424          382
Accrued investment income                                                                                        1,002          986
Reinsurance recoverables                                                                                         7,075        8,284
Reinsurance related embedded derivatives                                                                           159           --
Funds withheld reinsurance assets                                                                                  781          842
Goodwill                                                                                                         2,273        2,273
Other assets                                                                                                     5,373        3,751
Separate account assets                                                                                        117,135       95,373
                                                                                                           -----------  -----------
        Total assets                                                                                       $   237,508  $   218,380
                                                                                                           ===========  ===========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                                                   $    17,627  $    18,415
Other contract holder funds                                                                                     73,530       71,615
Short-term debt                                                                                                     51           32
Long-term debt                                                                                                   2,600        1,925
Reinsurance related embedded derivatives                                                                            --          184
Funds withheld reinsurance liabilities                                                                           3,111        5,192
Deferred gain on business sold through reinsurance                                                                 297          124
Payables for collateral on investments                                                                           2,865        4,121
Variable interest entities' liabilities                                                                             27          128
Other liabilities                                                                                                5,421        4,702
Separate account liabilities                                                                                   117,135       95,373
                                                                                                           -----------  -----------
        Total liabilities                                                                                      222,664      201,811
                                                                                                           -----------  -----------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 13)
STOCKHOLDER'S EQUITY
Common stock -- 10,000,000 shares authorized, issued and outstanding                                            10,636       10,620
Retained earnings                                                                                                2,778        2,089
Accumulated other comprehensive income (loss)                                                                    1,430        3,860
                                                                                                           -----------  -----------
        Total stockholder's equity                                                                              14,844       16,569
                                                                                                           -----------  -----------
           Total liabilities and stockholder's equity                                                      $   237,508  $   218,380
                                                                                                           ===========  ===========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(IN MILLIONS)


                                                                                                      FOR THE YEARS ENDED
                                                                                                         DECEMBER 31,
                                                                                                 ------------------------------
                                                                                                   2013       2012      2011
                                                                                                 ---------  ---------  --------
REVENUES
Insurance premiums                                                                               $  2,339   $  2,290   $ 2,017

Fee income                                                                                          3,882      3,540     3,228

Investment advisory fees                                                                              126         86        --

Net investment income                                                                               4,561      4,551     4,490

Realized gain (loss):

   Total other-than-temporary impairment losses on securities                                         (75)      (242)     (160)

   Portion of loss recognized in other comprehensive income                                            10        103        42

                                                                                                 ---------  ---------  --------
     Net other-than-temporary impairment losses on securities recognized in earnings                  (65)      (139)     (118)

     Realized gain (loss), excluding other-than-temporary impairment losses on securities             122         16      (132)

                                                                                                 ---------  ---------  --------
        Total realized gain (loss)                                                                     57       (123)     (250)

                                                                                                 ---------  ---------  --------
Amortization of deferred gain on business sold through reinsurance                                     69         77       110

Other revenues                                                                                        426        396       376

                                                                                                 ---------  ---------  --------
     Total revenues                                                                                11,460     10,817     9,971

                                                                                                 ---------  ---------  --------

EXPENSES
Interest credited                                                                                   2,468      2,424     2,444

Benefits                                                                                            3,613      2,939     2,204

Commissions and other expenses                                                                      3,526      3,838     3,938

Interest and debt expense                                                                              93        110       108

Impairment of intangibles                                                                              --         --       744

                                                                                                 ---------  ---------  --------
     Total expenses                                                                                 9,700      9,311     9,438

                                                                                                 ---------  ---------  --------
     Income (loss) before taxes                                                                     1,760      1,506       533

     Federal income tax expense (benefit)                                                             431        344       270

                                                                                                 ---------  ---------  --------
        Net income (loss)                                                                           1,329      1,162       263

        Other comprehensive income (loss), net of tax:

          Unrealized gain (loss) on available-for-sale securities                                  (2,355)     1,071     1,686

          Unrealized other-than-temporary impairment on available-for-sale securities                  27         (2)       23

          Unrealized gain (loss) on derivative instruments                                            (96)       (31)      146

          Funded status of employee benefit plans                                                      (6)         2        --

                                                                                                 ---------  ---------  --------
            Total other comprehensive income (loss), net of tax                                    (2,430)     1,040     1,855

                                                                                                 ---------  ---------  --------
               Comprehensive income (loss)                                                       $ (1,101)  $  2,202   $ 2,118

                                                                                                 =========  =========  ========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)


                                                                                                      FOR THE YEARS ENDED
                                                                                                         DECEMBER 31,
                                                                                               ---------------------------------
                                                                                                 2013        2012        2011
                                                                                               ---------  ----------  ----------
COMMON STOCK
Balance as of beginning-of-year                                                                $ 10,620   $  10,605   $  10,585

Stock compensation/issued for benefit plans                                                          16          15          10

Capital contribution from Lincoln National Corporation                                               --          --          10

                                                                                               ---------  ----------  ----------
            Balance as of end-of-year                                                            10,636      10,620      10,605

                                                                                               ---------  ----------  ----------

RETAINED EARNINGS
Balance as of beginning-of-year                                                                   2,089       1,532       2,069

Net income (loss)                                                                                 1,329       1,162         263

Dividends declared                                                                                 (640)       (605)       (800)

                                                                                               ---------  ----------  ----------
            Balance as of end-of-year                                                             2,778       2,089       1,532

                                                                                               ---------  ----------  ----------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                                                   3,860       2,820         965

Other comprehensive income (loss), net of tax                                                    (2,430)      1,040       1,855

                                                                                               ---------  ----------  ----------
            Balance as of end-of-year                                                             1,430       3,860       2,820

                                                                                               ---------  ----------  ----------
                Total stockholder's equity as of end-of-year                                   $ 14,844   $  16,569   $  14,957

                                                                                               =========  ==========  ==========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)


                                                                                                     FOR THE YEARS ENDED
                                                                                                        DECEMBER 31,
                                                                                             -----------------------------------
                                                                                               2013         2012         2011
                                                                                             ----------  -----------  ----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                            $   1,329   $    1,162   $     263

Adjustments to reconcile net income (loss) to net cash provided by (used in)
   operating activities:
   Deferred acquisition costs, value of business acquired, deferred sales inducements
     and deferred front-end loads deferrals and interest, net of amortization                     (539)        (283)       (151)

   Trading securities purchases, sales and maturities, net                                         131          202          86

   Change in premiums and fees receivable                                                          (42)          27         (75)

   Change in accrued investment income                                                             (16)         (37)        (45)

   Change in future contract benefits and other contract holder funds                             (232)      (1,277)      1,241

   Change in reinsurance related assets and liabilities                                             68        1,438         405

   Change in federal income tax accruals                                                           437          208         111

   Realized (gain) loss                                                                            (57)         123         250

   (Income) loss attributable to equity method investments                                         (86)        (125)        (90)

   Amortization of deferred gain on business sold through reinsurance                              (69)         (77)       (110)

   Impairment of intangibles                                                                        --           --         744

   Change in cash management agreement investment                                                  (29)        (359)         60

   Other                                                                                             1           53         (72)

                                                                                             ----------  -----------  ----------
     Net cash provided by (used in) operating activities                                           896        1,055       2,617

                                                                                             ----------  -----------  ----------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                                     (11,002)     (11,021)    (10,359)

Sales of available-for-sale securities                                                             954        1,098       1,331

Maturities of available-for-sale securities                                                      5,952        5,757       5,055

Purchases of other investments                                                                  (2,481)      (2,112)     (4,434)

Sales or maturities of other investments                                                         2,494        2,009       2,784

Increase (decrease) in payables for collateral on investments                                   (1,256)         374       2,035

Proceeds (outflows) from reinsurance ceded, recaptured and novated                                 (22)          35         204

Other                                                                                              (95)        (130)       (114)

                                                                                             ----------  -----------  ----------
     Net cash provided by (used in) investing activities                                        (5,456)      (3,990)     (3,498)

                                                                                             ----------  -----------  ----------
CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of long-term debt                                                                         311           --          --

Increase (decrease) in short-term debt                                                              23           18          --

Deposits of fixed account values, including the fixed portion of variable                       10,466       10,667      10,925

Withdrawals of fixed account values, including the fixed portion of variable                    (5,230)      (5,618)     (4,976)

Transfers to and from separate accounts, net                                                    (3,001)      (2,091)     (2,324)

Common stock issued for benefit plans and excess tax benefits                                      (17)          (2)         (4)

Dividends paid to stockholder                                                                     (640)        (605)       (800)

                                                                                             ----------  -----------  ----------
     Net cash provided by (used in) financing activities                                         1,912        2,369       2,821

                                                                                             ----------  -----------  ----------
Net increase (decrease) in cash and invested cash                                               (2,648)        (566)      1,940

Cash and invested cash, as of beginning-of-year                                                  3,278        3,844       1,904

                                                                                             ----------  -----------  ----------
     Cash and invested cash, as of end-of-year                                               $     630   $    3,278   $   3,844

                                                                                             ==========  ===========  ==========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the U.S. and several U.S. territories. See Note 22 for additional information.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION
The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method. All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

ACCOUNTING ESTIMATES AND ASSUMPTIONS
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds including deferred front-end loads ("DFEL"), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS
We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT
Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

  - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;
  - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and
  - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS
Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

  - Corporate bonds and U.S. government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
  - Mortgage- and asset-backed securities - We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized loan obligations ("CLOs") and collateralized debt obligations ("CDOs").
  - State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.
  - Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST
We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as "debt securities"), we generally consider the following to determine whether our unrealized losses are other-than-temporarily impaired:

  - The estimated range and average period until recovery;
  - The estimated range and average holding period to maturity;
  - Remaining payment terms of the security;
  - Current delinquencies and nonperforming assets of underlying collateral;
  - Expected future default rates;
  - Collateral value by vintage, geographic region, industry concentration or property type;
  - Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
  - Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain
(loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in other comprehensive income ("OCI") to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.


When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

  - The current economic environment and market conditions;
  - Our business strategy and current business plans;
  - The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
  - Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
  - The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;
  - The capital risk limits approved by management; and
  - Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

  - Historical and implied volatility of the security;
  - Length of time and extent to which the fair value has been less than amortized cost;
  - Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
  - Failure, if any, of the issuer of the security to make scheduled payments;
    and
  - Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

  - Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
  - Fundamentals of the industry in which the issuer operates;
  - Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;
  - Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
  - Expectations regarding defaults and recovery rates;
  - Changes to the rating of the security by a rating agency; and
  - Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

  - Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
  - Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
  - Susceptibility to fair value fluctuations for changes in the interest rate environment;
  - Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;
  - Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
  - Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
  - Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related asset-backed securities ("ABS"), we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

TRADING SECURITIES
Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.



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ACCOUNTING POLICIES (CONTINUED)


ALTERNATIVE INVESTMENTS
Alternative investments, which consist primarily of investments in limited partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners. As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

PAYABLES FOR COLLATERAL ON INVESTMENTS
When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral on investments on our Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

MORTGAGE LOANS ON REAL ESTATE
Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate

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ACCOUNTING POLICIES (CONTINUED)


enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS
Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE
Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment. Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS
We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Measurement." The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

CASH AND INVESTED CASH
Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI AND DFEL
Acquisition costs directly related to successful contract acquisitions or renewals of universal life ("UL") insurance, variable UL ("VUL") insurance, traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain
(loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss). DSI amortization, excluding

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1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT
ACCOUNTING POLICIES (CONTINUED)


amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 13 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that ranges from 7 to 77 years. Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs ("unlocking"). We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE
We enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL
We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. We perform a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units, if qualitative factors determine it is necessary to complete the two-step goodwill impairment test. The results of one test on one reporting unit cannot subsidize the results of another reporting unit. In Step 1 of the evaluation, the fair value of each reporting unit

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1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT
ACCOUNTING POLICIES (CONTINUED)


is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value of the reporting unit is deemed to be recoverable, and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist, and Step 2 is required. In Step 2, the implied fair value of goodwill is determined for the reporting unit. The reporting unit's fair value as determined in Step 1 is assigned to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).

OTHER ASSETS AND OTHER LIABILITIES
Other assets consist primarily of guaranteed living benefit ("GLB") reserves embedded derivatives, DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issue costs, other prepaid expenses and deferred losses on business sold through reinsurance. Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate exit value including an estimate for our non-performance risk ("NPR"). Certain of these features have elements of both insurance benefits and embedded derivatives. Through our hybrid accounting approach, we assign benefits to the embedded derivative or insurance based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in "Fair Value Measurement."

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years. Federal Communications Commission ("FCC") licenses acquired through business combinations are not amortized.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We completed a reinsurance transaction in 2012 whereby we ceded a closed block of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited ("LNBAR"), a wholly-owned subsidiary of LNC. We are recognizing the loss related to this transaction over a period of 30 years.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals

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1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT
ACCOUNTING POLICIES (CONTINUED)


plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The "market consistent scenarios" used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 43 million scenarios. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS
Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability. The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported as benefit ratio unlocking.

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2013 and 2012, participating policies comprised approximately 1% of the face amount of insurance in force, and dividend expenses were $62 million, $71 million and $79 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


The fair value of our indexed annuity contracts is based on their approximate surrender values.

BORROWED FUNDS
LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE
Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

We completed a reinsurance transaction in 2009 whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company. We are recognizing the gain related to this transaction over a period of 15 years.

We completed reinsurance transactions in 2012 and 2013 whereby we ceded a closed block of UL contacts with secondary guarantees to LNBAR. We are recognizing the gains related to these transactions over a period of 30 years.

COMMITMENTS AND CONTINGENCIES
Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

FEE INCOME
Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain
(loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS
Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME
Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

REALIZED GAIN (LOSS)
Realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES
Other revenues consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments and communications sales recognized as earned, net of agency and representative commissions.

INTEREST CREDITED
Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2011 through 2013 ranged from 1% to 10%.

BENEFITS
Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits, and certain annuities with life contingencies. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS
Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.


STOCK-BASED COMPENSATION
In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

INTEREST AND DEBT EXPENSE
Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method. In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

INCOME TAXES
We file a U.S. consolidated income tax return with LNC and its eligible subsidiaries. Ineligible subsidiaries file separate individual corporate tax returns. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.



--------------------------------------------------------------------------------
2. NEW ACCOUNTING STANDARDS


ADOPTION OF NEW ACCOUNTING STANDARDS

BALANCE SHEET TOPIC
In December 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-11, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11") to address certain comparability issues between financial statements prepared in accordance with GAAP and those prepared in accordance with International Financial Reporting Standards ("IFRS"). In January 2013, the FASB issued ASU No. 2013-01, "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), to provide information regarding the scope of the disclosures required by ASU 2011-11 to the financial instruments and derivatives reported in an entity's financial statements. ASU 2011-11 requires an entity to provide enhanced disclosures about certain financial instruments and derivative instruments, as defined in ASU 2013-01, to enable users to understand the effects of offsetting in the financial statements as well as the effects of master netting arrangements on an entity's financial condition. We adopted the disclosure requirements of ASU 2011-11, after considering the scope clarification in ASU 2013-01, as of January 1, 2013, and have included the required disclosures for all comparative periods in Note 6.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


2. NEW ACCOUNTING STANDARDS (CONTINUED)


COMPREHENSIVE INCOME TOPIC
In February 2013, the FASB issued ASU No. 2013-02, "Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income" ("ASU 2013-02"), which requires enhanced reporting of such amounts either on the face of the financial statements or in the notes to the financial statements. Under ASU 2013-02, the type of reclassification out of AOCI, as defined under current GAAP, will dictate whether the disclosure must provide the effect of the reclassification on the respective financial statement line items or whether cross-referencing to other disclosures that provide additional detail about the reclassification will be required. We adopted the disclosure requirements in ASU 2013-02 as of January 1, 2013, and have included the required disclosure in
Note 14.

DERIVATIVES AND HEDGING TOPIC
In July 2013, the FASB issued ASU No. 2013-10, "Inclusion of the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) as a Benchmark Interest Rate for Hedge Accounting Purposes" ("ASU 2013-10"), which permits the Fed Funds Effective Swap Rate to be used as a benchmark interest rate for hedge accounting purposes under the FASB ASC in addition to interest rates on direct Treasury obligations of the U.S. government and the LIBOR swap rate. We adopted the amendments in ASU 2013-10 prospectively for qualifying new or designated hedging relationships entered into, on, or after July 17, 2013. The adoption of ASU 2013-10 did not have an effect on our consolidated financial condition and results of operation.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

FINANCIAL SERVICES -- INVESTMENT COMPANIES TOPIC
In June 2013, the FASB issued ASU No. 2013-08, "Amendments to the Scope, Measurement, and Disclosure Requirements" ("ASU 2013-08"), which provides comprehensive accounting guidance for assessing whether an entity is an investment company. ASU 2013-08 requires an assessment of all the characteristics of an investment company through the use of a new two-tiered approach, which considers the entity's purpose and design to determine whether it is an investment company. As a result of applying the new criteria in ASU 2013-08, an entity once considered an investment company may no longer meet the new criteria to be classified as such, and conversely, an entity not classified as an investment company under current GAAP may satisfy the criteria to be classified as such upon the adoption of ASU 2013-08. If an entity is no longer classified as an investment company, it must discontinue the application of investment company accounting guidance and present the change in status through a cumulative effect adjustment to the beginning balance of retained earnings in the period of adoption. If an entity becomes classified as an investment company, ASU 2013-08 should be applied prospectively with the effect of adoption recognized as an adjustment to opening net assets for the period of adoption. The amendments in ASU 2013-08 are effective for interim and annual reporting periods in fiscal years beginning after December 15, 2013, with early application prohibited. We will adopt the requirements in ASU 2013-08 effective January 1, 2014, and are currently evaluating the impact of adoption on our consolidated financial condition and results of operations.


INCOME TAXES TOPIC
In July 2013, the FASB issued ASU No. 2013-11, "Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists" ("ASU 2013-11") in order to explicitly define the financial statement presentation requirements in GAAP. ASU 2013-11 provides guidance on the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. The amendments in the ASU are effective prospectively for interim and annual reporting periods in fiscal years beginning after December 15, 2013, with early application permitted. We will adopt the requirements of ASU 2013-11 effective January 1, 2014, and will include the new disclosure requirements in the notes to our consolidated financial statements.

INVESTMENTS -- EQUITY METHOD AND JOINT VENTURES
In January 2014, the FASB issued ASU No. 2014-01, "Accounting for Investments in Qualified Affordable Housing Projects" ("ASU 2014-01") in response to stakeholders' feedback that the presence of certain conditions in order to apply the effective yield method to investments in qualified affordable housing projects may be overly restrictive and could result in certain investments being accounted for under a method of accounting that may not fairly represent the economics of the investments. ASU 2014-01 allows entities to make an accounting policy election to account for investments in qualified affordable housing projects using the proportional amortization method if certain conditions are met. The conditions in ASU 2014-01 have been modified from the current GAAP requirements allowing for the application of the effective yield method, to enable more entities to make use of the proportional amortization method. The decision to apply the proportional amortization method should be applied consistently to all investments in qualified affordable housing projects rather than on an individual investment basis. The amendments in this ASU are to be applied retrospectively for interim and annual reporting periods beginning after December 15, 2014; however, a reporting entity that uses the effective yield method to account for investments in qualified affordable housing projects before the date of adoption may continue to apply the effective yield method for those preexisting investments. We will adopt the requirements of ASU 2014-01 effective January 1, 2015, and are currently evaluating the impact of adoption on our consolidated financial condition and results of operations.

OTHER EXPENSES TOPIC
In July 2011, the FASB issued ASU No. 2011-06, "Fees Paid to the Federal Government by Health Insurers" ("ASU 2011-06") in order to address the question of how health insurers should recognize and classify fees mandated by the Patient Protection and Affordable Care Act as amended by the Health Care and Education Reconciliation Act. The annual fee is imposed on health insurers for each calendar year beginning on or after January 1, 2014, and is payable no later than September 30 of the applicable year. If a fee payment is required in the applicable year, ASU 2011-06 requires the health insurer to record the liability in full with a corresponding deferred cost that is

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


2. NEW ACCOUNTING STANDARDS (CONTINUED)


amortized to expense using a straight-line method of allocation over the applicable year. The ASU indicates that the annual fee does not meet the definition of an acquisition cost in accordance with Topic 944 of the FASB ASC. The amendments in ASU 2011-06 are effective for calendar years beginning after December 31, 2013, when the fee initially becomes effective. We will adopt the requirements of ASU 2011-06 effective January 1, 2014. The amendments will not have a material effect on our consolidated financial condition and results of operations.



--------------------------------------------------------------------------------
3. REINSURANCE CEDED, REINSURANCE RECAPTURED, REINSURANCE NOVATED, AND CAPITAL CONTRIBUTIONS


REINSURANCE CEDED TO LNBAR
We completed reinsurance transactions during the second, third and fourth quarters of 2013 whereby we ceded blocks of business to LNBAR, a wholly-owned subsidiary of LNC, that resulted in the release of $196 million of capital previously supporting a portion of statutory reserves related to our UL/survivorship UL ("SUL") business. The following summarizes the effect of these transactions (in millions) on our Consolidated Balance Sheets as of December 31, 2013:

ASSETS
Cash and invested cash.......................................    $ (22)
Deferred acquisition costs and value of business
   acquired..................................................      (65)
Reinsurance recoverables.....................................       76
                                                                 ------
   Total assets..............................................    $ (11)
                                                                 ======
LIABILITIES
Other contract holder funds..................................    $  (7)
Deferred gain on business sold through reinsurance...........       18
Other liabilities............................................      (22)
                                                                 ------
   Total liabilities.........................................    $ (11)
                                                                 ======

We completed a reinsurance transaction during the fourth quarter of 2012 whereby we ceded a block of business to LNBAR that resulted in the release of $164 million of capital previously supporting a portion of statutory reserves related to our Duet/Legend business. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2012:

ASSETS
Cash and invested cash.....................................   $  (32)
Deferred acquisition costs and value of business
   acquired................................................     (148)
Reinsurance recoverables...................................      547
                                                              -------
   Total assets............................................   $  367
                                                              =======
LIABILITIES
Other contract holder funds................................   $  (44)
Deferred gain on business sold through reinsurance.........     (233)
Funds withheld reinsurance liabilities.....................      676
Other liabilities..........................................      (32)
                                                              -------
   Total liabilities.......................................   $  367
                                                              =======

REINSURANCE RECAPTURED FROM LNBAR
During fourth quarter 2012, we recaptured a block of secondary guaranteed UL business previously ceded to LNBAR. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss) as of and for the year ended December 31, 2012:

ASSETS
Cash and invested cash......................................   $  119
Other assets................................................      (34)
                                                               -------
   Total assets.............................................   $   85
                                                               =======
LIABILITIES
Reinsurance related embedded derivatives....................   $   39
Other liabilities...........................................       45
                                                               -------
   Total liabilities........................................   $   84
                                                               =======
REVENUES AND EXPENSES
Benefits....................................................   $  290
Commissions and other expenses..............................     (289)
                                                               -------
   Net income (loss)........................................   $    1
                                                               =======

During fourth quarter 2011, we recaptured portions of business previously ceded to LNBAR. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss) as of and for the year ended December 31, 2011:

ASSETS
Cash.......................................................   $  204
Deferred acquisition costs.................................      243
                                                              -------
   Total assets............................................   $  447
                                                              =======
LIABILITIES
Future contract benefits...................................   $  613
Other contract holder funds................................       18
Funds withheld reinsurance liabilities.....................     (300)
Deferred gain on business sold through reinsurance.........      106
Other liabilities..........................................        4
                                                              -------
   Total liabilities.......................................   $  441
                                                              =======
REVENUES AND EXPENSES
Amortization of deferred gain on business
   sold through reinsurance:
Write-off of unamortized deferred gain.....................   $   34
Benefits...................................................      (24)
Federal income tax expense.................................       (4)
                                                              -------
   Net income..............................................   $    6
                                                              =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3. REINSURANCE CEDED, REINSURANCE RECAPTURED, REINSURANCE NOVATED, AND CAPITAL CONTRIBUTIONS (CONTINUED)



REINSURANCE NOVATED FROM LINCOLN REINSURANCE COMPANY OF VERMONT II ("LRCVII") TO LNBAR
During third quarter 2012, LRCVII novated SUL business to LNBAR. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2012:

ASSETS
Cash and invested cash.......................................  $   (52)
                                                               --------
   Total assets..............................................  $   (52)
                                                               ========
LIABILITIES
Reinsurance related embedded derivatives.....................  $   (18)
Deferred gain on business sold through reinsurance...........        8
Long-term debt...............................................     (500)
Funds withheld reinsurance liabilities.......................      500
Other liabilities............................................      (16)
                                                               --------
   Total liabilities.........................................  $   (26)
                                                               ========
REVENUE AND EXPENSES
Net investment income........................................  $   (13)
Benefits.....................................................       13
                                                               --------
   Net Income................................................  $   (26)
                                                               ========



CAPITAL CONTRIBUTIONS
On December 30, 2011, LNC transferred ownership of Lincoln Investment Advisors Corporation ("LIAC") to LNL. In addition, LNC assumed certain liabilities from LNL during 2011 (reflected in "Other" in the table below). The following summarizes the effect of these capital contributions (in millions):

                                                  FOR THE YEARS ENDED
                                                     DECEMBER 31,
                                                 --------------------
                                                 2011          2011
                                                 -----         -----
                                                 LIAC          OTHER
                                                 -----         -----
Cash and invested cash......................      $ 1          $ --
Other assets................................        9            --
Other liabilities...........................       (5)            5
                                                 -----         -----
   Total(1).................................      $ 5          $  5
                                                 =====         =====

-------------
(1) Reported in capital contribution from LNC on our Consolidated Statements of Stockholder's Equity



--------------------------------------------------------------------------------
4. VARIABLE INTEREST ENTITIES


CONSOLIDATED VIES

CREDIT-LINKED NOTES ("CLNS")
We have invested in the Class 1 notes of two CLN structures, which represent special purpose trusts combining asset-backed securities with credit default swaps to produce multi-class structured securities. The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures. The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest. We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolios underlying the credit default swaps. In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures. As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs. We reflect the assets and liabilities on our Consolidated Balance Sheets and recognize the results of operations of these VIEs on our Consolidated Statements of Comprehensive Income (Loss).

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures. The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio. The contingent forward contracts transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2013:

                                               AMOUNT AND
                                            DATE OF ISSUANCE
                                       -----------------------------
                                           $400           $200
                                         DECEMBER         APRIL
                                           2006           2007
                                       --------------  -------------
Original attachment point
   (subordination)..................           5.50%          2.05%
Current attachment point
   (subordination)..................           4.17%          1.48%
Maturity............................     12/20/2016      3/20/2017
Current rating of tranche...........            BB+            Ba2
Current rating of underlying
   collateral pool..................         Aa1-B1       Aaa-Caa2
Number of defaults in underlying
   collateral pool..................              2              2
Number of entities..................            124             99
Number of countries.................             20             21

There has been no event of default on the CLNs themselves. Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions. Similar to other debt market instruments, our maximum principal loss is limited to our original investment.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


4. VARIABLE INTEREST ENTITIES (CONTINUED)


The following summarizes the exposure of the CLN structures' underlying reference portfolios by industry and rating as of December 31, 2013:

                                                           AAA    AA       A     BBB     BB     B     CCC   TOTAL
                                                          -----  ------  -----  ------  -----  ----  -----  ------
INDUSTRY
Financial intermediaries..............................    0.0%    2.1%    6.7%   1.7%   0.0%   0.0%  0.0%    10.5%
Telecommunications....................................    0.0%    0.0%    4.0%   5.5%   1.5%   0.0%  0.0%    11.0%
Oil and gas...........................................    0.3%    2.1%    1.0%   4.6%   0.0%   0.0%  0.0%     8.0%
Utilities.............................................    0.0%    0.0%    2.6%   1.9%   0.0%   0.0%  0.0%     4.5%
Chemicals and plastics................................    0.0%    0.0%    2.3%   1.2%   0.3%   0.0%  0.0%     3.8%
Drugs.................................................    0.3%    2.2%    1.2%   0.0%   0.0%   0.0%  0.0%     3.7%
Retailers (except food and drug)......................    0.0%    0.0%    2.1%   0.9%   0.5%   0.0%  0.0%     3.5%
Industrial equipment..................................    0.0%    0.0%    2.6%   0.7%   0.0%   0.0%  0.0%     3.3%
Sovereign.............................................    0.0%    0.7%    1.2%   1.3%   0.0%   0.0%  0.0%     3.2%
Conglomerates.........................................    0.0%    2.3%    0.9%   0.0%   0.0%   0.0%  0.0%     3.2%
Forest products.......................................    0.0%    0.0%    0.0%   1.6%   1.4%   0.0%  0.0%     3.0%
Other.................................................    0.0%    4.1%   15.5%  17.1%   4.6%   0.7%  0.3%    42.3%
                                                          -----  ------  -----  ------  -----  ----  -----  ------
   Total..............................................    0.6%   13.5%   40.1%  36.5%   8.3%   0.7%  0.3%   100.0%
                                                          =====  ======  =====  ======  =====  ====  =====  ======


STATUTORY TRUST NOTE
In August 2011, we purchased a $100 million note issued by a statutory trust ("Issuer") in a private placement offering. The proceeds were used by the Issuer to purchase U.S. Treasury securities to be held as collateral assets supporting an excess mortality swap. Our maximum exposure to loss is limited to our original investment in the notes. We have concluded that the Issuer of the note is a VIE as the entity does not have sufficient equity to support its activities without additional financial support, and as a note holder, our interest represents a variable interest. In our evaluation of the primary beneficiary, we concluded that our economic interest was greater than our stated power. As a result, we concluded that we are the primary beneficiary of the VIE and consolidate all of the assets and liabilities of the Issuer on our Consolidated Balance Sheets as of August 1, 2011.

On December 16, 2013, the excess mortality swap underlying this VIE was terminated as a result of a cancellation event under the associated swap agreement. Subsequently, the U.S. government bonds were redeemed on January 6, 2014. The combination of these two events, under the direction of LNC and its counterparty, has provided for the dissolution of this VIE effective January 6, 2014.

Asset and liability information (dollars in millions) for the consolidated VIEs included on our Consolidated Balance Sheets was as follows:

                                                          AS OF DECEMBER 31, 2013                     AS OF DECEMBER 31, 2012
                                                  --------------------------------------     ---------------------------------------
                                                     NUMBER                                     NUMBER
                                                       OF          NOTIONAL     CARRYING          OF          NOTIONAL      CARRYING
                                                   INSTRUMENTS      AMOUNTS       VALUE       INSTRUMENTS      AMOUNTS        VALUE
                                                  ------------     --------     --------     ------------     --------     ---------
ASSETS
Fixed maturity securities:
   Asset-backed credit card loans..............        N/A          $  --         $ 595           N/A          $   --        $ 598
   U.S. government bonds.......................        N/A             --           102           N/A              --          110
Excess mortality swap..........................         --             --            --             1             100           --
                                                  ------------     --------     --------     ------------     --------     ---------
      Total assets(1)..........................         --          $  --         $ 697             1          $  100        $ 708
                                                  ------------     --------     --------     ------------     --------     ---------
LIABILITIES
Non-qualifying hedges:
   Credit default swaps........................          2          $ 600         $  27             2          $  600        $ 128
   Contingent forwards.........................          2             --            --             2              --           --
                                                  ------------     --------     --------     ------------     --------     ---------
      Total liabilities(2).....................          4          $ 600         $  27             4          $  600        $ 128
                                                  ============     ========     ========     ============     ========     =========

-------------
(1) Reported in variable interest entities' fixed maturity securities on our Consolidated Balance Sheets.
(2) Reported in variable interest entities' liabilities on our Consolidated Balance Sheets.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


4. VARIABLE INTEREST ENTITIES (CONTINUED)


For details related to the fixed maturity AFS securities for these VIEs, see
Note 5.

As described more fully in Note 1, we regularly review our investment holdings for OTTI. Based upon this review, we believe that the AFS fixed maturity securities were not other-than-temporarily impaired as of December 31, 2013.

The gains (losses) for the consolidated VIEs (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                              --------------------
                                              2013          2012
                                              -----         ------
NON-QUALIFYING HEDGES
Credit default swaps......................    $ 101         $ 166
Contingent forwards.......................       --            (3)
                                              -----         ------
   Total non-qualifying hedges(1).........    $ 101         $ 163
                                              =====         ======

-------------
(1) Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

UNCONSOLIDATED VIES

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our RMBS, CMBS, CLOs and CDOs. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets. For information about these structured securities, see Note 5.

We invest in certain LPs that operate qualified affordable housing projects that we have concluded are VIEs. We receive returns from the LPs in the form of income tax credits that are guaranteed by creditworthy third parties, and our exposure to loss is limited to the capital we invest in the LPs. We are not the primary beneficiary of these VIEs as we do not have the power to direct the most significant activities of the LPs. Our maximum exposure to loss was $77 million and $92 million as of December 31, 2013 and 2012, respectively.



--------------------------------------------------------------------------------
5. INVESTMENTS


AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                                                                AS OF DECEMBER 31, 2013
                                                                                 ---------------------------------------------------
                                                                                  AMORTIZED        GROSS UNREALIZED           FAIR
                                                                                              --------------------------
                                                                                    COST        GAINS    LOSSES     OTTI      VALUE
                                                                                 ----------   -------    -------   -----    --------
FIXED MATURITY SECURITIES:
Corporate bonds..............................................................     $  65,423   $ 4,247    $ 1,141   $  88    $ 68,441
U.S. government bonds........................................................           314        25         14      --         325
Foreign government bonds.....................................................           498        45          1      --         542
RMBS.........................................................................         3,939       244          9      30       4,144
CMBS.........................................................................           686        33          4      17         698
CLOs.........................................................................           232        --          1       6         225
State and municipal bonds....................................................         3,549       302         27      --       3,824
Hybrid and redeemable preferred securities...................................           944        86         51      --         979
VIEs' fixed maturity securities..............................................           682        15         --      --         697
                                                                                 ----------   -------    -------   -----    --------
      Total fixed maturity securities........................................        76,267     4,997      1,248     141      79,875
Equity securities............................................................           182        19         --      --         201
                                                                                 ----------   -------    -------   -----    --------
         Total AFS securities................................................     $  76,449   $ 5,016    $ 1,248   $ 141    $ 80,076
                                                                                 ==========   =======    =======   =====    ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)



                                                                                                AS OF DECEMBER 31, 2012
                                                                                 ---------------------------------------------------
                                                                                  AMORTIZED        GROSS UNREALIZED           FAIR
                                                                                              --------------------------
                                                                                    COST        GAINS    LOSSES     OTTI      VALUE
                                                                                 ----------   -------    -------   -----    --------
FIXED MATURITY SECURITIES:
Corporate bonds..............................................................     $  59,127   $ 7,977    $   216   $ 104    $ 66,784
U.S. government bonds........................................................           339        54         --      --         393
Foreign government bonds.....................................................           549        91         --      --         640
RMBS.........................................................................         5,494       449          3      57       5,883
CMBS.........................................................................           925        63         14      19         955
CLOs.........................................................................           189         2          3       8         180
State and municipal bonds....................................................         3,455       795          7      --       4,243
Hybrid and redeemable preferred securities...................................         1,143       103         70      --       1,176
VIEs' fixed maturity securities..............................................           677        31         --      --         708
                                                                                 ----------   -------    -------   -----    --------
      Total fixed maturity securities........................................        71,898     9,565        313     188      80,962
Equity securities............................................................           137        22          2      --         157
                                                                                 ----------   -------    -------   -----    --------
         Total AFS securities................................................     $  72,035   $ 9,587    $   315   $ 188    $ 81,119
                                                                                 ==========   =======    =======   =====    ========

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2013, were as follows:

                                                                                     AMORTIZED       FAIR
                                                                                       COST          VALUE
                                                                                     ---------    ---------
Due in one year or less.........................................................     $  2,481      $  2,550
Due after one year through five years...........................................       14,097        15,229
Due after five years through ten years..........................................       24,400        25,312
Due after ten years.............................................................       30,432        31,717
                                                                                     ---------    ---------
   Subtotal.....................................................................       71,410        74,808
                                                                                     ---------    ---------
MBS.............................................................................        4,625         4,842
CLOs............................................................................          232           225
                                                                                     ---------    ---------
      Total fixed maturity AFS securities.......................................     $ 76,267      $ 79,875
                                                                                     =========    =========

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                    AS OF DECEMBER 31, 2013
                                                        ----------------------------------------------------------------------------
                                                            LESS THAN OR EQUAL           GREATER THAN
                                                             TO TWELVE MONTHS            TWELVE MONTHS                 TOTAL
                                                        -------------------------   ----------------------   -----------------------
                                                                         GROSS                     GROSS                     GROSS
                                                                      UNREALIZED                UNREALIZED                UNREALIZED
                                                            FAIR      LOSSES AND      FAIR      LOSSES AND      FAIR      LOSSES AND
                                                            VALUE        OTTI         VALUE        OTTI         VALUE        OTTI
                                                        -----------   -----------   --------   -----------    --------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds.......................................    $  16,620     $ 1,004     $  1,233      $ 225       $ 17,853      $ 1,229
U.S. government bonds.................................          151          14           --         --            151           14
Foreign government bonds..............................           69           1           --         --             69            1
RMBS..................................................          455          15          259         24            714           39
CMBS..................................................          109           7           43         14            152           21
CLOs..................................................          136           3           50          4            186            7
State and municipal bonds.............................          359          20           24          7            383           27
Hybrid and redeemable preferred securities............           58           6          195         45            253           51
                                                        -----------   -----------   --------   -----------    --------    ----------
      Total fixed maturity AFS securities.............    $  17,957     $ 1,070     $  1,804      $ 319       $ 19,761      $ 1,389
                                                        ===========   ===========   ========   ===========    ========    ==========
Total number of AFS securities in an unrealized loss
 position.............................................                                                                        1,449
                                                                                                                          ==========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)



                                                                                    AS OF DECEMBER 31, 2012
                                                        ----------------------------------------------------------------------------
                                                            LESS THAN OR EQUAL           GREATER THAN
                                                             TO TWELVE MONTHS            TWELVE MONTHS                 TOTAL
                                                        -------------------------   ----------------------   -----------------------
                                                                         GROSS                     GROSS                     GROSS
                                                                      UNREALIZED                UNREALIZED                UNREALIZED
                                                            FAIR      LOSSES AND      FAIR      LOSSES AND      FAIR      LOSSES AND
                                                            VALUE        OTTI         VALUE        OTTI         VALUE        OTTI
                                                        -----------   -----------   --------   -----------    --------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds.......................................    $   2,814     $   142     $    918      $ 178       $  3,732      $   320
RMBS..................................................          253          36          196         24            449           60
CMBS..................................................           63          16          104         17            167           33
CLOs..................................................           10           8           53          3             63           11
State and municipal bonds.............................           64           1           24          6             88            7
Hybrid and redeemable preferred securities............           71           3          281         67            352           70
                                                        -----------   -----------   --------   -----------    --------    ----------
      Total fixed maturity securities.................        3,275         206        1,576        295          4,851          501
Equity securities.....................................            7           2           --         --              7            2
                                                        -----------   -----------   --------   -----------    --------    ----------
         Total AFS securities.........................    $   3,282     $   208     $  1,576      $ 295       $  4,858      $   503
                                                        ===========   ===========   ========   ===========    ========    ==========
Total number of AFS securities in an unrealized loss
 position.............................................                                                                          617
                                                                                                                          ==========

For information regarding our investments in VIEs, see Note 4.

We perform detailed analysis on the AFS securities backed by pools of residential and commercial mortgages that are most at risk of impairment based on factors discussed in Note 1. Selected information for these securities in a gross unrealized loss position (in millions) was as follows:

                                                                                                 AS OF DECEMBER 31, 2013
                                                                                        ---------------------------------------
                                                                                         AMORTIZED       FAIR        UNREALIZED
                                                                                           COST          VALUE          LOSS
                                                                                        ----------      -------      ----------
TOTAL
AFS securities backed by pools of residential mortgages............................      $  1,198       $ 1,087         $ 111
AFS securities backed by pools of commercial mortgages.............................           193           169            24
                                                                                        ----------      -------      ----------
   Total...........................................................................      $  1,391       $ 1,256         $ 135
                                                                                        ==========      =======      ==========
SUBJECT TO DETAILED ANALYSIS
AFS securities backed by pools of residential mortgages............................      $    871       $   774         $  97
AFS securities backed by pools of commercial mortgages.............................            29            23             6
                                                                                        ----------      -------      ----------
   Total...........................................................................      $    900       $   797         $ 103
                                                                                        ==========      =======      ==========

                                                                                                 AS OF DECEMBER 31, 2012
                                                                                        ---------------------------------------
                                                                                         AMORTIZED       FAIR        UNREALIZED
                                                                                           COST          VALUE          LOSS
                                                                                        ----------      -------      ----------
TOTAL
AFS securities backed by pools of residential mortgages............................      $  1,128       $   935         $ 193
AFS securities backed by pools of commercial mortgages.............................           225           183            42
                                                                                        ----------      -------      ----------
   Total...........................................................................      $  1,353       $ 1,118         $ 235
                                                                                        ==========      =======      ==========
SUBJECT TO DETAILED ANALYSIS
AFS securities backed by pools of residential mortgages............................      $  1,119       $   926         $ 193
AFS securities backed by pools of commercial mortgages.............................            52            36            16
                                                                                        ----------      -------      ----------
   Total...........................................................................      $  1,171       $   962         $ 209
                                                                                        ==========      =======      ==========

For the years ended December 31, 2013 and 2012, we recorded OTTI for AFS securities backed by pools of residential and commercial mortgages of $21 million and $103 million, pre-tax, respectively, and before associated amortization expense for DAC, VOBA, DSI and DFEL, of which $ (46) million and $
(45) million, respectively, was recognized in OCI and $67 million and $148 million, respectively, was recognized in net income (loss).

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)


The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                                                                  AS OF DECEMBER 31, 2013
                                                                                       ---------------------------------------------
                                                                                                                          NUMBER
                                                                                       FAIR       GROSS UNREALIZED          OF
                                                                                                 -----------------
                                                                                       VALUE     LOSSES      OTTI      SECURITIES(1)
                                                                                       -----     ------      -----     -------------
Less than six months..............................................................     $   1     $   --      $  --            4
Six months or greater, but less than nine months..................................         7          3         --            1
Nine months or greater, but less than twelve months...............................        56         18         --            4
Twelve months or greater..........................................................       340         89         81           92
                                                                                       -----     ------      -----     -------------
   Total..........................................................................     $ 404     $  110      $  81          101
                                                                                       =====     ======      =====     =============

                                                                                                  AS OF DECEMBER 31, 2012
                                                                                       ---------------------------------------------
                                                                                                                          NUMBER
                                                                                       FAIR       GROSS UNREALIZED          OF
                                                                                                 -----------------
                                                                                       VALUE     LOSSES      OTTI      SECURITIES(1)
                                                                                       -----     ------      -----     -------------
Less than six months..............................................................     $  34     $    9      $   1           14
Nine months or greater, but less than twelve months...............................        15         10         --            3
Twelve months or greater..........................................................       385        175        125          131
                                                                                       -----     ------      -----     -------------
   Total..........................................................................     $ 434     $  194      $ 126          148
                                                                                       =====     ======      =====     =============

--------------
(1) We may reflect a security in more than one aging category based on various purchase dates.


We regularly review our investment holdings for OTTI. Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities increased $886 million for the year ended December 31, 2013. As discussed further below, we believe the unrealized loss position as of December 31, 2013, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2013, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2013, the unrealized losses associated with our corporate bond securities were attributable primarily to securities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2013, the unrealized losses associated with our MBS and CLOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2013, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)


recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           -------------------------
                                            2013     2012      2011
                                           -------  --------  ------
Balance as of beginning-of-year..........  $  402   $   380   $ 309
   Increases attributable to:
      Credit losses on securities for
        which an OTTI was not
        previously recognized............      37        98      54
      Credit losses on securities for
        which an OTTI was
        previously recognized............      40        59      68
   Decreases attributable to:
      Securities sold....................    (101)     (135)    (51)
                                           -------  --------  ------
        Balance as of end-of-year........  $  378   $   402   $ 380
                                           =======  ========  ======

During 2013, 2012 and 2011, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

  - Failure of the issuer of the security to make scheduled payments;
  - Deterioration of creditworthiness of the issuer;
  - Deterioration of conditions specifically related to the security;
  - Deterioration of fundamentals of the industry in which the issuer operates; and
  - Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.



Details of the amount of credit loss of OTTI recognized in net income (loss) for which a portion related to other factors was recognized in OCI (in millions), were as follows:

                                                                                               AS OF DECEMBER 31, 2013
                                                                                ----------------------------------------------------
                                                                                                   GROSS UNREALIZED          OTTI IN
                                                                                             ----------------------------
                                                                                 AMORTIZED           LOSSES AND     FAIR     CREDIT
                                                                                   COST       GAINS     OTTI        VALUE    LOSSES
                                                                                ----------   ------  ----------    ------   --------
Corporate bonds............................................................       $ 252      $ 18       $  48      $ 222     $ 126
RMBS.......................................................................         513        17          17        513       175
CMBS.......................................................................          34         3          12         25        77
                                                                                ----------   ------  ----------    ------   --------
   Total...................................................................       $ 799      $ 38       $  77      $ 760     $ 378
                                                                                ==========   ======  ==========    ======   ========

                                                                                               AS OF DECEMBER 31, 2012
                                                                                ----------------------------------------------------
                                                                                                   GROSS UNREALIZED          OTTI IN
                                                                                             ----------------------------
                                                                                 AMORTIZED           LOSSES AND     FAIR     CREDIT
                                                                                   COST       GAINS     OTTI        VALUE    LOSSES
                                                                                ----------   ------  ----------    ------   --------
Corporate bonds............................................................       $ 285      $  4       $  95      $ 194     $  99
RMBS.......................................................................         588        20          38        570       219
CMBS.......................................................................          39         1          16         24        84
                                                                                ----------   ------  ----------    ------   --------
   Total...................................................................       $ 912      $ 25       $ 149      $ 788     $ 402
                                                                                ==========   ======  ==========    ======   ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)


TRADING SECURITIES

Trading securities at fair value (in millions) consisted of the following:

                                                 AS OF DECEMBER 31,
                                                --------------------
                                                  2013        2012
                                                --------    --------
FIXED MATURITY SECURITIES:
Corporate bonds..............................   $  1,683    $  1,817
U.S. government bonds........................        272         310
Foreign government bonds.....................         24          32
RMBS.........................................        152         188
CMBS.........................................          7          17
CLOs.........................................          2           4
State and municipal bonds....................         20          25
Hybrid and redeemable preferred
   securities................................         30          42
                                                --------    --------
      Total fixed maturity securities........      2,190       2,435
Equity Securities............................         --           2
                                                --------    --------
        Total trading securities.............   $  2,190    $  2,437
                                                ========    ========

The portion of the market adjustment for gains (losses) that relate to trading securities still held as of December 31, 2013, 2012 and 2011, was $(166) million, $53 million and $115 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for 32% and 31% of mortgage loans on real estate as of December 31, 2013 and 2012, respectively.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

                                                 AS OF DECEMBER 31,
                                                ---------------------
                                                  2013        2012
                                                ---------   ---------
Current......................................   $  7,026    $  6,791
Valuation allowance associated with
   impaired mortgage loans on
   real estate...............................         (3)         (6)
Unamortized premium (discount)...............          6           7
                                                ---------   ---------
   Total carrying value......................   $  7,029    $  6,792
                                                =========   =========



The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

                                                 AS OF DECEMBER 31,
                                                --------------------
                                                2013           2012
                                                -----          -----
Number of impaired mortgage loans
   on real estate...........................       3              4
                                                =====          =====
Principal balance of impaired mortgage
   loans on real estate.....................    $ 27           $ 38
Valuation allowance associated with
   impaired mortgage loans on
   real estate..............................      (3)            (6)
                                                -----          -----
   Carrying value of impaired
      mortgage loans on real estate.........    $ 24           $ 32
                                                =====          =====

The changes in the valuation allowance associated with impaired mortgage loans on real estate (in millions) were as follows:

                                                 AS OF DECEMBER 31,
                                                --------------------
                                                2013           2012
                                                -----          -----
Balance as of beginning-of-year..............    $ 6            $ 3
   Additions.................................      3              4
   Charge-offs, net of recoveries............     (6)            (1)
                                                -----          -----
      Balance as of end-of-year..............    $ 3            $ 6
                                                =====          =====

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           -----------------------
                                           2013      2012     2011
                                           -----    -----     ----
Average carrying value for
   impaired mortgage loans on
   real estate..........................   $ 30      $ 17     $ 15
Interest income recognized on
   impaired mortgage loans on
   real estate..........................      2         1        1
Interest income collected on
   impaired mortgage loans on
   real estate..........................      2         1        1

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)



As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

                                                            AS OF DECEMBER 31, 2013                    AS OF DECEMBER 31, 2012
                                                     -------------------------------------     -------------------------------------
                                                                                    DEBT-                                     DEBT-
                                                                                   SERVICE                                   SERVICE
                                                     PRINCIPAL        % OF        COVERAGE      PRINCIPAL       % OF        COVERAGE
                                                      AMOUNT          TOTAL         RATIO        AMOUNT         TOTAL         RATIO
                                                     ---------     ---------     ---------     ----------     --------      --------
Less than 65%.....................................    $ 5,892        83.9%          1.79        $  5,526        81.3%         1.68
65% to 74%........................................        736        10.4%          1.42             869        12.8%         1.39
75% to 100%.......................................        363         5.2%          0.83             350         5.2%         0.82
Greater than 100%.................................         35         0.5%          0.78              46         0.7%         0.79
                                                     ---------     ---------                   ----------     --------
   Total mortgage loans on real estate............    $ 7,026       100.0%                      $  6,791       100.0%
                                                     =========     =========                   ==========     ========



ALTERNATIVE INVESTMENTS

As of December 31, 2013 and 2012, alternative investments included investments in 121 and 98 different partnerships, respectively, and the portfolio represented approximately 1% of our overall invested assets.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                   --------------------------------
                                     2013        2012        2011
                                   ---------   ---------   --------
Fixed maturity AFS
   securities...................    $ 3,876    $  3,813    $ 3,724
Equity AFS securities...........          6           6          5
Trading securities..............        130         138        145
Mortgage loans on
   real estate..................        377         381        392
Real estate.....................          5          11         18
Standby real estate equity
   commitments..................         --          --          1
Policy loans....................        153         163        161
Invested cash...................          3           4          3
Commercial mortgage loan
   prepayment and bond
   make-whole premiums..........        107          39         75
Alternative investments.........         86         125         90
Consent fees....................          4           3          3
Other investments...............          4          (5)        --
                                   ---------   ---------   --------
   Investment income............      4,751       4,678      4,617
Investment expense..............       (190)       (127)      (127)
                                   ---------   ---------   --------
      Net investment income.....    $ 4,561    $  4,551    $ 4,490
                                   =========   =========   ========



REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      -----------------------------
                                      2013        2012       2011
                                      ------     -------    -------
Fixed maturity AFS securities:
   Gross gains....................    $  20      $   14     $   84
   Gross losses...................      (89)       (187)      (218)
Equity AFS securities:
   Gross gains....................        8           1         10
   Gross losses...................       (2)         (9)        --
Gain (loss) on other
   investments....................        6          15         27
Associated amortization of
   DAC, VOBA, DSI and DFEL
   and changes in other
   contract holder funds..........      (27)          2         (9)
                                      ------     -------    -------
      Total realized gain (loss)
        related to certain
        investments...............    $ (84)     $ (164)    $ (106)
                                      ======     =======    =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)



Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      -----------------------------
                                      2013        2012       2011
                                      ------     -------    -------
OTTI RECOGNIZED IN
   NET INCOME (LOSS)
Fixed maturity securities:
   Corporate bonds................    $ (34)     $  (62)    $  (13)
   RMBS...........................      (28)        (50)       (76)
   CMBS...........................      (14)        (47)       (56)
   CLOs...........................       (1)         (2)        (1)
   Hybrid and redeemable
      preferred securities........       --          --         (2)
                                      ------     -------    -------
      Total fixed maturity
        securities................      (77)       (161)      (148)
Equity securities.................       (1)         (8)        --
                                      ------     -------    -------
        Gross OTTI recognized
           in net income (loss)...      (78)       (169)      (148)
        Associated amortization
           of DAC, VOBA, DSI,
           and DFEL...............       13          30         30
                                      ------     -------    -------
           Net OTTI recognized
              in net income
              (loss), pre-tax.....    $ (65)     $ (139)    $ (118)
                                      ======     =======    =======
PORTION OF OTTI
   RECOGNIZED IN OCI
Gross OTTI recognized in OCI......    $  11      $  118     $   54
Change in DAC, VOBA,
   DSI and DFEL...................       (1)        (15)       (12)
                                      ------     -------    -------
   Net portion of OTTI
      recognized in OCI, pre-tax..    $  10      $  103     $   42
                                      ======     =======    =======

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS AND CLOS
As of December 31, 2013 and 2012, we reviewed our corporate bond and CLO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.



Credit ratings express opinions about the credit quality of a security. Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor's ("S&P") Rating Services or Baa3 or higher by Moody's Investors Service ("Moody's"), are generally considered by the rating agencies and market participants to be low credit risk. As of December 31, 2013 and 2012, 96% of the fair value of our corporate bond portfolio was rated investment grade. As of December 31, 2013 and 2012, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $2.9 billion, and a fair value of $2.9 billion. As of December 31, 2013 and 2012, 94% and 93%, respectively, of the fair value of our CLO portfolio was rated investment grade. As of December 31, 2013 and 2012, the portion of our CLO portfolio rated below investment grade had an amortized cost of $16 million and $21 million, respectively, and fair value of $13 million. Based upon the analysis discussed above, we believed as of December 31, 2013 and 2012, that we would recover the amortized cost of each investment grade corporate bond and CLO security.

DETERMINATION OF CREDIT LOSSES ON MBS
As of December 31, 2013 and 2012, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions. With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)


PAYABLES FOR COLLATERAL ON INVESTMENTS

The carrying value of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

                                                                                   AS OF DECEMBER 31, 2013   AS OF DECEMBER 31, 2012
                                                                                  ------------------------  ------------------------
                                                                                  CARRYING         FAIR      CARRYING         FAIR
                                                                                    VALUE          VALUE       VALUE          VALUE
                                                                                  ---------       -------   ---------       --------
Collateral payable held for derivative investments(1)...........................   $   264        $   264    $ 2,507        $  2,507
Securities pledged under securities lending agreements(2).......................       184            178        197             189
Securities pledged under repurchase agreements(3)...............................       530            553        280             294
Securities pledged for Term Asset-Backed Securities Loan Facility ("TALF")(4)...        36             49         37              52
Investments pledged for Federal Home Loan Bank of Indianapolis
   ("FHLBI")(5).................................................................     1,851          3,127      1,100           1,936
                                                                                  ---------       -------   ---------       --------
   Total payables for collateral on investments.................................   $ 2,865        $ 4,171    $ 4,121        $  4,978
                                                                                  =========       =======   =========       ========

-------------
(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash. See Note 6 for additional information.
(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.
(3) Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our repurchase program is typically invested in fixed maturity AFS securities.
(4) Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities. The cash received in these transactions is invested in fixed maturity AFS securities.
(5) Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets. The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate. The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.


For information related to balance sheet offsetting of our securities lending and repurchase agreements, see Note 6.

Increase (decrease) in payables for collateral on investments (in millions) included on the Consolidated Statements of Cash Flows consisted of the following:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                    -------------------------------
                                      2013        2012       2011
                                    ---------   --------   --------
Collateral payable held for
   derivative investments........   $ (2,243)   $  (487)   $ 2,141
Securities pledged under
   securities lending
   agreements....................        (13)        (3)         1
Securities pledged under
   repurchase agreements.........        250         --         --
Securities pledged for TALF......         (1)      (136)      (107)
Investments pledged for
   FHLBI.........................        751      1,000         --
                                    ---------   --------   --------
   Total increase (decrease) in
      payables for collateral on
      investments................   $ (1,256)   $   374    $ 2,035
                                    =========   ========   ========



INVESTMENT COMMITMENTS

As of December 31, 2013, our investment commitments were $868 million, which included $411 million of LPs, $372 million of private placement securities and $85 million of mortgage loans on real estate.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2013 and 2012, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $2.5 billion and $3.6 billion, or 3% and 4%, respectively, of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $1.7 billion and $2.2 billion, respectively, or 2% of our invested assets portfolio. These investments are included in corporate bonds in the tables above.

As of December 31, 2013 and 2012, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $8.5 billion and $8.4 billion, respectively, or 9% of our invested assets portfolio, and our investment securities in the banking industry with a fair value of $4.8 billion and $5.3 billion, respectively, or 5% of our invested assets portfolio. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
6. DERIVATIVE INSTRUMENTS


We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees. The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. See Note 21 for additional disclosures related to the fair value of our derivative instruments and Note 4 for derivative instruments related to our consolidated VIEs.

INTEREST RATE CONTRACTS

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CONSUMER PRICE INDEX SWAPS
We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

FORWARD-STARTING INTEREST RATE SWAPS
We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchase of certain assets and liabilities.

INTEREST RATE CAP AGREEMENTS
We use interest rate cap agreements to provide a level of protection from the effect of rising interest rates to economically hedge certain life insurance products and annuity contracts. Interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four.

INTEREST RATE CAP CORRIDORS
We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

INTEREST RATE FUTURES
We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

INTEREST RATE SWAP AGREEMENTS
We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges. These instruments either hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond, or hedge our exposure to fixed-rate bond coupon payments and the change in the underlying asset values as interest rates fluctuate.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the value of anticipated transactions and commitments as interest rates fluctuate.

REVERSE TREASURY LOCKS
We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

FOREIGN CURRENCY CONTRACTS

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CURRENCY FUTURES
We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products. Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

FOREIGN CURRENCY SWAPS
We use foreign currency swaps designated and qualifying as cash flow hedges, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)


EQUITY MARKET CONTRACTS

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

CALL OPTIONS BASED ON THE S&P 500 INDEX(R) ("S&P 500")
We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

EQUITY FUTURES
We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

PUT OPTIONS
We use put options to hedge the liability exposure on certain options in variable annuity products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

TOTAL RETURN SWAPS
We use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

In addition, we use total return swaps to hedge the liability exposure on certain options in variable annuity products. We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

VARIANCE SWAPS
We use variance swaps to hedge the liability exposure on certain options in variable annuity products. Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception.

CREDIT CONTRACTS

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

CREDIT DEFAULT SWAPS -- BUYING PROTECTION
We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.



CREDIT DEFAULT SWAPS -- SELLING PROTECTION
We sell credit default swaps to offer credit protection to contract holders and investors. The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

EMBEDDED DERIVATIVES

We have embedded derivatives that include:

GLB RESERVES EMBEDDED DERIVATIVES
We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative GLB reserves caused by those same factors. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

INDEXED ANNUITY CONTRACTS EMBEDDED DERIVATIVES
We distribute indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)


guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

REINSURANCE RELATED EMBEDDED DERIVATIVES
We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.



We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

                                                             AS OF DECEMBER 31, 2013                AS OF DECEMBER 31, 2012
                                                      -------------------------------------  -------------------------------------
                                                      NOTIONAL            FAIR VALUE         NOTIONAL            FAIR VALUE
                                                                    -----------------------                 ----------------------
                                                       AMOUNTS        ASSET       LIABILITY   AMOUNTS        ASSET       LIABILITY
                                                      --------      --------      ---------  ---------      -------      ---------
QUALIFYING HEDGES
Cash flow hedges:
   Interest rate contracts(1).......................  $  2,876      $    160      $   149    $  2,001       $   353      $    224
   Foreign currency contracts(1)....................       615            32           46         420            39            26
                                                      --------      --------      ---------  ---------      -------      ---------
      Total cash flow hedges........................     3,491           192          195       2,421           392           250
                                                      --------      --------      ---------  ---------      -------      ---------
NON-QUALIFYING HEDGES
Interest rate contracts(1)..........................    44,620           214          744      35,539         1,030           474
Foreign currency contracts(1).......................       102            --           --          48            --            --
Equity market contracts(1)..........................    19,804           956          192      19,744         1,734           170
Equity collar(1)....................................        --            --           --           9             1            --
Credit contracts(2).................................       126            --            2         149            --            11
Embedded derivatives:
      GLB reserves(3)...............................        --         1,244           --          --            --            --
      GLB reserves(2)...............................        --            --        1,244          --            --           909
   Reinsurance related(4)...........................        --           159           --          --            --           184
   Indexed annuity and universal life contracts(5)..        --            --        1,048          --            --           732
                                                      --------      --------      ---------  ---------      -------      ---------
           Total derivative instruments.............  $ 68,143      $  2,765      $ 3,425    $ 57,910       $ 3,157      $  2,730
                                                      ========      ========      =========  =========      =======      =========

-------------
(1) Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)  Reported in other liabilities on our Consolidated Balance Sheets.
(3)  Reported in other assets on our Consolidated Balance Sheets.
(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)  Reported in future contract benefits on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

                                                                          REMAINING LIFE AS OF DECEMBER 31, 2013
                                                     -------------------------------------------------------------------------------
                                                      LESS THAN        1 - 5        6 - 10        11 - 30      OVER 30
                                                       1 YEAR          YEARS         YEARS         YEARS        YEARS         TOTAL
                                                     ----------     ---------      --------      --------     --------      --------
Interest rate contracts(1).....................      $   4,343      $  23,124      $ 10,697      $  9,332       $ --        $ 47,496
Foreign currency contracts(2)..................            175            110           305           127         --             717
Equity market contracts........................         10,864          3,573         5,344            21          2          19,804
Credit contracts...............................             --            126            --            --         --             126
                                                     ----------     ---------      --------      --------     --------      --------
           Total derivative instruments with
             notional amounts..................      $  15,382      $  26,933      $ 16,346      $  9,480       $  2        $ 68,143
                                                     ==========     =========      ========      ========     ========      ========

-------------
(1) As of December 31, 2013, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.
(2) As of December 31, 2013, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was April 2028.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)


The change in our unrealized gain (loss) on derivative instruments in AOCI (in millions) was as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                          --------------------------
                                           2013      2012     2011
                                          -------   -------   ------
UNREALIZED GAIN (LOSS)
   ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year.........  $  101    $  132    $ (14)
Other comprehensive income (loss):
   Unrealized holding gains (losses)
      arising during the year:
      Cash flow hedges:
        Interest rate contracts.........    (126)      (41)     201
        Foreign currency contracts......     (24)      (22)       3
   Change in foreign currency
      exchange rate adjustment..........     (19)      (12)       7
   Change in DAC, VOBA, DSI and
      DFEL..............................       5        14        1
   Income tax benefit (expense).........      57        20      (74)
   Less:
      Reclassification adjustment for
        gains (losses) included in net
        income (loss):
        Cash flow hedges:
           Interest rate contracts(1)...     (21)      (21)     (15)
           Foreign currency
              contracts(1)..............       3         3        2
   Associated amortization of DAC,
      VOBA, DSI and DFEL................       1         3        1
   Income tax benefit (expense).........       6         5        4
                                          -------   -------   ------
              Balance as of
                end-of-year.............  $    5    $  101    $ 132
                                          =======   =======   ======

-------------
(1) The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).



The gains (losses) on derivative instruments (in millions) recorded within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                       -------------------------------
                                         2013       2012       2011
                                       ---------  ---------  ---------
QUALIFYING HEDGES
Cash flow hedges:
   Interest rate contracts(1)........  $    (21)  $    (22)  $    (15)
   Foreign currency contracts(1).....         3          3          2
                                       ---------  ---------  ---------
      Total cash flow hedges.........       (18)       (19)       (13)
                                       ---------  ---------  ---------
NON-QUALIFYING HEDGES
Interest rate contracts(2)...........      (998)        26      1,100
Foreign currency contracts(2)........        (4)        (8)       (12)
Equity market contracts(2)...........    (1,306)    (1,014)       315
Equity market contracts(3)...........        37       (362)        26
Credit contracts(2)..................         9          2         (7)
Embedded derivatives:
   Reinsurance related(2)............       352        (50)       (47)
   GLB reserves(2)...................    (2,153)        --         --
   GLB reserves(2)...................     2,153      1,308     (1,809)
   Indexed annuity and universal
      life contracts(2)..............      (356)      (136)         5
                                       ---------  ---------  ---------
              Total derivative
                instruments..........  $ (2,284)  $   (253)  $   (442)
                                       =========  =========  =========

-------------
(1) Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2) Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3) Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           ------------------------
                                           2013      2012     2011
                                           ------   ------    -----
Gain (loss) recognized as a
   component of OCI with the offset
   to net investment income.............   $ (18)   $ (18)    $(13)

As of December 31, 2013, $23 million of the deferred net losses on derivative instruments in accumulated OCI were expected to be reclassified to earnings during the next 12 months. This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2013 and 2012, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)


Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

                                                            AS OF DECEMBER 31, 2013
-------------------------------------------------------------------------------------------------------------------------------

                                                        CREDIT RATING                                               MAXIMUM
                      REASON FOR        NATURE OF       OF UNDERLYING         NUMBER OF                            POTENTIAL
   MATURITY            ENTERING         RECOURSE        OBLIGATION(1)        INSTRUMENTS       FAIR VALUE(2)        PAYOUT
---------------       ----------       ----------       -------------       ------------       -------------      ----------
12/20/2016(3)             (4)              (5)              BBB-                  3               $  (1)            $  68
03/20/2017(3)             (4)              (5)              BBB-                  3                  (1)               58
                                                                            ------------       -------------      ----------
                                                                                  6               $  (2)            $ 126
                                                                            ============       =============      ==========

                                                           AS OF DECEMBER 31, 2012
-------------------------------------------------------------------------------------------------------------------------------

                                                          CREDIT RATING                                                MAXIMUM
                      REASON FOR         NATURE OF        OF UNDERLYING         NUMBER OF                             POTENTIAL
   MATURITY            ENTERING          RECOURSE         OBLIGATION(1)        INSTRUMENTS        FAIR VALUE(2)        PAYOUT
--------------        ----------         ---------        -------------        -----------        -------------       ---------
12/20/2016(3)             (4)               (5)               BBB-                  3                $  (4)             $  68
03/20/2017(3)             (4)               (5)               BBB-                  4                   (7)                81
                                                                               -----------        -------------       ---------
                                                                                    7                $ (11)             $ 149
                                                                               ===========        =============       =========

-------------
(1) Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2) Broker quotes are used to determine the market value of our credit default swaps.
(3) These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 4.
(4) Credit default swaps were entered into in order to generate income by providing default protection in return for a quarterly payment.
(5) Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.


Details underlying the associated collateral of our open credit default swaps for which we are the seller, if credit risk related contingent features were triggered (in millions), were as follows:

                                                  AS OF DECEMBER 31,
                                                  ------------------
                                                  2013         2012
                                                  -----       ------
Maximum potential payout.......................   $ 126       $  149
Less:
   Counterparty thresholds.....................      --           --
                                                  -----       ------
      Maximum collateral potentially
        required to post.......................   $ 126       $  149
                                                  =====       ======

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding. If these netting agreements were not in place, we would have been required to post $2 million as of December 31, 2013, after considering the fair values of the associated investments counterparties' credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash.

CREDIT RISK

We are exposed to credit loss in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR. The NPR is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held. As of December 31, 2013, the NPR adjustment was $2 million. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts. In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2013, our exposure was $50 million.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)


The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

                   AS OF DECEMBER 31, 2013     AS OF DECEMBER 31, 2012
                  ------------------------    ------------------------
                  COLLATERAL    COLLATERAL    COLLATERAL    COLLATERAL
                   POSTED BY     POSTED BY     POSTED BY     POSTED BY
       S&P         COUNTER-         LNL        COUNTER-         LNL
     CREDIT          PARTY       (HELD BY        PARTY       (HELD BY
    RATING OF      (HELD BY      COUNTER-      (HELD BY      COUNTER-
  COUNTERPARTY       LNL)         PARTY)         LNL)         PARTY)
 -------------    ----------    ----------    ----------    ----------
       AA            $  --        $   --        $    41        $  --
       AA-              34           (10)            58           --
       A+               19            --            551           --
        A              228          (183)           762          (68)
       A-              207          (123)         1,113           --
      BBB+              79            --             --           --
       BBB              --            --              4           --
                  ----------    ----------    ----------    ----------
                     $ 567        $ (316)       $ 2,529        $(68)
                  ==========    ==========    ==========    ==========


BALANCE SHEET OFFSETTING

Information related to our derivative instruments, securities lending transactions and repurchase agreements and the effects of offsetting on our Consolidated Balance Sheets (in millions) were as follows:

                                                                                             AS OF DECEMBER 31, 2013
                                                                             -------------------------------------------------------
                                                                                                            SECURITIES
                                                                                             EMBEDDED       LENDING AND
                                                                             DERIVATIVE     DERIVATIVE      REPURCHASE
                                                                             INSTRUMENTS    INSTRUMENTS     AGREEMENTS       TOTAL
                                                                             -----------    -----------    ------------    ---------
FINANCIAL ASSETS
Gross amount of recognized assets.........................................    $  1,170        $ 1,403        $     --      $  2,573
Gross amounts offset......................................................        (553)            --              --          (553)
Net amount of assets......................................................         617          1,403              --         2,020
Gross amounts not offset:
   Cash collateral received...............................................        (251)            --              --          (251)
                                                                             -----------    -----------    ------------    ---------
        Net amount........................................................    $    366        $ 1,403        $     --      $  1,769
                                                                             ===========    ===========    ============    =========
FINANCIAL LIABILITIES
Gross amount of recognized liabilities....................................    $    580        $ 2,292        $  2,601      $  5,473
Gross amounts offset......................................................        (192)            --              --          (192)
Net amount of liabilities.................................................         388          2,292           2,601         5,281
Gross amounts not offset:
   Cash collateral received...............................................          --             --          (2,601)       (2,601)
                                                                             -----------    -----------    ------------    ---------
        Net amount........................................................    $    388        $ 2,292        $     --      $  2,680
                                                                             ===========    ===========    ============    =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)



                                                                                             AS OF DECEMBER 31, 2012
                                                                             -------------------------------------------------------
                                                                                                            SECURITIES
                                                                                             EMBEDDED       LENDING AND
                                                                             DERIVATIVE     DERIVATIVE      REPURCHASE
                                                                             INSTRUMENTS    INSTRUMENTS     AGREEMENTS       TOTAL
                                                                             -----------    -----------    ------------    ---------
FINANCIAL ASSETS
Gross amount of recognized assets.........................................    $  3,156        $    --        $     --      $  3,156
Gross amounts offset......................................................        (893)            --              --          (893)
Net amount of assets......................................................       2,263             --              --         2,263
Gross amounts not offset:
   Cash collateral received...............................................      (2,461)            --              --        (2,461)
                                                                             -----------    -----------    ------------    ---------
        Net amount........................................................    $   (198)       $    --        $     --      $   (198)
                                                                             ===========    ===========    ============    =========
FINANCIAL LIABILITIES
Gross amount of recognized liabilities....................................    $     11        $ 1,825        $  1,614      $  3,450
Gross amounts offset......................................................          --             --              --            --
Net amount of liabilities.................................................          11          1,825           1,614         3,450
Gross amounts not offset:
   Cash collateral received...............................................          --             --          (1,614)       (1,614)
                                                                             -----------    -----------    ------------    ---------
        Net amount........................................................    $     11        $ 1,825        $     --      $  1,836
                                                                             ===========    ===========    ============    =========


--------------------------------------------------------------------------------
7. FEDERAL INCOME TAXES


The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                        2013       2012       2011
                                       -----      -------    ------
Current............................    $ 211      $ (320)    $ (84)
Deferred...........................      220         664       354
                                       -----      -------    ------
   Federal income tax expense
      (benefit)....................    $ 431      $  344     $ 270
                                       =====      =======    ======

A reconciliation of the effective tax rate differences (in millions) was as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                        ---------------------------------
                                         2013        2012        2011
                                        ---------   ---------   ---------
Tax rate times pre-tax income........   $   616     $   527     $   186
Effect of:
   Separate account dividend
      received deduction.............      (145)       (128)       (135)
   Tax credits.......................       (35)        (34)        (46)
   Goodwill..........................        --          (2)        260
   Change in uncertain tax
      positions......................         7         (88)          7
   Other items.......................       (12)         69          (2)
                                        ---------   ---------   ---------
      Federal income tax
         expense (benefit)...........   $   431     $   344     $   270
                                        =========   =========   =========
Effective tax rate...................        24%         23%         51%
                                        =========   =========   =========

The effective tax rate is the ratio of tax expense over pre-tax income (loss). The benefit for tax credits is attributable to foreign tax credits and low income housing tax credits.



The federal income tax asset (liability) (in millions) was as follows:

                                                AS OF DECEMBER 31,
                                               ----------------------
                                                 2013         2012
                                               ---------   ----------
Current.....................................   $     (8)   $     173
Deferred....................................     (2,278)      (3,391)
                                               ---------   ----------
      Total federal income tax asset
        (liability).........................   $ (2,286)   $  (3,218)
                                               =========   ==========

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                AS OF DECEMBER 31,
                                               ---------------------
                                                 2013         2012
                                               --------    ---------
DEFERRED TAX ASSETS
Future contract benefits and other
   contract holder funds....................   $    963    $     900
Deferred gain on business sold
   through reinsurance......................         21           27
Reinsurance related embedded
   derivative asset.........................         17          141
Investments.................................        274          448
Compensation and benefit plans..............        177          141
Net operating loss..........................          4            4
Net capital loss............................         --           32
Tax credits.................................        184          205
VIE.........................................          4           36
Other.......................................         32           44
                                               --------    ---------
   Total deferred tax assets................      1,676        1,978
                                               ========    =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


7. FEDERAL INCOME TAXES (CONTINUED)


                                                AS OF DECEMBER 31,
                                               ----------------------
                                                 2013         2012
                                               ---------   ----------
DEFERRED TAX LIABILITIES
DAC.........................................   $  1,954    $   1,393
VOBA........................................        409          239
Net unrealized gain on AFS securities.......      1,273        3,283
Net unrealized gain on trading securities...         86          150
Intangibles.................................        151          172
Other.......................................         81          132
                                               ---------   ----------
   Total deferred tax liabilities...........      3,954        5,369
                                               ---------   ----------
      Net deferred tax asset (liability)....   $ (2,278)   $  (3,391)
                                               =========   ==========

As of December 31, 2013, we had $11 million of net operating loss carryforwards that begin to expire in 2031. In addition, we had $102 million of alternative minimum tax credits that are not subject to expiration and $82 million of general business credits that begin to expire in 2030.

Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of our deferred tax assets and, accordingly, no valuation allowance has been recorded.

As of December 31, 2013 and 2012, $64 million and $59 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate. We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year. A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                        FOR THE
                                                      YEARS ENDED
                                                     DECEMBER 31,
                                                  ------------------
                                                  2013        2012
                                                  -----      -------
Balance as of beginning-of-year.................  $ 67       $  275
   Decreases for prior year tax positions.......    --         (145)
   Increases for current year tax positions.....     8            3
   Decreases for settlements with taxing
      authorities...............................    --           (2)
   Decreases for lapse of statute of
      limitations...............................    --          (64)
                                                  -----      -------
        Balance as of end-of-year...............  $ 75       $   67
                                                  =====      =======



We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2013, 2012 and 2011, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $2 million, $(78) million and $8 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $13 million and $11 million as of December 31, 2013 and 2012, respectively.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities. We are currently under examination by the Internal Revenue Service ("IRS") for tax years 2009 through 2011. The IRS concluded its examination of tax years 2007 and 2008 on January 18, 2013. We have protested the final assessment, which is being combined with tax years 2005 and 2006 in IRS Appeals. The IRS also completed its examination of tax years 2005 and 2006, and 2006 of the former Jefferson-Pilot Corporation ("JP") and its subsidiaries during 2010. We believe a portion of the 2005 through 2008 assessments is inconsistent with current laws and is using the established IRS Appeals process to attempt to settle the remaining issues. The IRS also concluded its examination of non-consolidated returns for JP Life Insurance Company and JP Financial Insurance Company for the tax years ended April 1, 2007, and July 1, 2007, respectively, with agreement on all adjustments on January 18, 2013. We do not expect any adjustments that might result from those audits would be material to its consolidated results of operations or its financial condition.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


-----------------------------------------------------------------------------
8. DAC, VOBA, DSI AND DFEL


Changes in DAC (in millions) were as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                        2013       2012      2011
                                       --------  --------  --------
Balance as of beginning-of-year......  $ 6,030   $ 5,887   $ 6,029
   Business acquired (sold)
      through reinsurance............      (67)     (126)      184
   Deferrals.........................    1,559     1,294     1,368
   Amortization, net of interest:
      Amortization, excluding
        unlocking, net of interest...     (795)     (760)     (666)
      Unlocking......................       42       (71)     (130)
   Adjustment related to realized
      (gains) losses.................      (49)      (49)      (39)
   Adjustment related to
      unrealized (gains) losses......      970      (145)     (859)
                                       --------  --------  --------
        Balance as of end-of-year....  $ 7,690   $ 6,030   $ 5,887
                                       ========  ========  ========

Changes in VOBA (in millions) were as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                        2013       2012      2011
                                       --------  --------  --------
Balance as of beginning-of-year......  $   702   $ 1,055   $ 1,378
   Business acquired (sold)
      through reinsurance............        3       (20)       12
   Deferrals.........................       13        12        20
   Amortization:
      Amortization, excluding
        unlocking....................     (179)     (225)     (279)
      Unlocking......................      (52)      (23)      174
   Accretion of interest(1)..........       68        73        78
   Adjustment related to realized
      (gains) losses.................       (1)        9        (6)
   Adjustment related to
      unrealized (gains) losses......      615      (179)     (322)
                                       --------  --------  --------
        Balance as of end-of-year....  $ 1,169   $   702   $ 1,055
                                       ========  ========  ========

-------------
(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 4.02% to 7.05%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2013, was as follows:

2014.........................................  $85
2015.........................................   78
2016.........................................   72
2017.........................................   68
2018.........................................   68



Changes in DSI (in millions) were as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                       2013        2012       2011
                                       ------     ------     ------
Balance as of beginning-of-year......  $ 296      $ 309      $ 324
   Deferrals.........................     10         39         39
   Amortization, net of interest:
      Amortization, excluding
        unlocking, net of interest...    (41)       (43)       (36)
      Unlocking......................      8         14         (2)
   Adjustment related to realized
      (gains) losses.................     (3)        (5)        (3)
   Adjustment related to
      unrealized (gains) losses......     40        (18)       (13)
                                       ------     ------     ------
        Balance as of end-of-year....  $ 310      $ 296      $ 309
                                       ======     ======     ======

Changes in DFEL (in millions) were as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                        2013       2012      2011
                                       --------  --------  --------
Balance as of beginning-of-year......  $ 1,342   $ 1,360   $ 1,472
   Business acquired (sold)
      through reinsurance............       (7)      (44)       18
   Deferrals.........................      319       348       544
   Amortization, net of interest:
      Amortization, excluding
        unlocking, net of interest...     (210)     (206)     (160)
      Unlocking......................      (14)      (69)       31
   Adjustment related to realized
      (gains) losses.................       (8)       (5)       (8)
   Adjustment related to
      unrealized (gains) losses......      477       (42)     (537)
                                       --------  --------  --------
        Balance as of end-of-year....  $ 1,899   $ 1,342   $ 1,360
                                       ========  ========  ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
9. REINSURANCE


The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                      -------------------------------
                                        2013       2012       2011
                                      ---------  ---------  ---------
Direct insurance premiums
   and fee income...................  $  7,707   $  7,099   $  6,735
Reinsurance assumed.................        19         18         21
Reinsurance ceded...................    (1,505)    (1,287)    (1,511)
                                      ---------  ---------  ---------
   Total insurance premiums
      and fee income................  $  6,221   $  5,830   $  5,245
                                      =========  =========  =========
Direct insurance benefits...........  $  5,346   $  4,717   $  4,828
Reinsurance recoveries netted
   against benefits.................    (1,733)    (1,778)    (2,624)
                                      ---------  ---------  ---------
   Total benefits...................  $  3,613   $  2,939   $  2,204
                                      =========  =========  =========

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management. As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

We reinsure 27% to 33% of the mortality risk on newly issued non-term life insurance contracts and 20% to 25% of total mortality risk including term insurance contracts under our reinsurance program. Our policy for this program is to retain no more than $20 million on a single insured life issued on fixed, VUL and term life insurance contracts. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2013, the reserves associated with these reinsurance arrangements totaled $742 million.

Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers. The amounts recoverable from reinsurers were $5.8 billion and $8.3 billion as of December 31, 2013 and 2012, respectively. We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions. As such, Swiss Re reinsured certain of our liabilities and obligations under the indemnity reinsurance agreements and thereby represents our largest reinsurance exposure. As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.2 billion and $3.4 billion as of December 31, 2013 and 2012, respectively. Swiss Re has funded a trust, with a balance of $2.2 billion as of December 31, 2013, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our liabilities for funds withheld and embedded derivatives as of December 31, 2013, included $1.5 billion and $92 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions with Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets. The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale. During 2013, 2012 and 2011, we amortized $48 million, $48 million and $49 million, after-tax, respectively, of deferred gain on business sold through reinsurance.


--------------------------------------------------------------------------------
10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                                                                     FOR THE YEAR ENDED DECEMBER 31, 2013
                                                                         -----------------------------------------------------------
                                                                          ACQUISITION     CUMULATIVE
                                                                            BALANCE       IMPAIRMENT
                                                                             AS OF           AS OF                          BALANCE
                                                                          BEGINNING-      BEGINNING-                      AS OF END-
                                                                            OF-YEAR         OF-YEAR        IMPAIRMENT       OF-YEAR
                                                                         ------------    ------------     -----------     ----------
Annuities.............................................................     $ 1,040         $   (600)          $--           $   440
Retirement Plan Services..............................................          20               --            --                20
Life Insurance........................................................       2,186             (647)           --             1,539
Group Protection......................................................         274               --            --               274
Other Operations -- Media.............................................         176             (176)           --                --
                                                                         ------------    ------------     -----------     ----------
      Total goodwill..................................................     $ 3,696         $ (1,423)          $--           $ 2,273
                                                                         ============    ============     ===========     ==========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS (CONTINUED)


                                                                                     FOR THE YEAR ENDED DECEMBER 31, 2012
                                                                         -----------------------------------------------------------
                                                                          ACQUISITION     CUMULATIVE
                                                                            BALANCE       IMPAIRMENT
                                                                             AS OF           AS OF                          BALANCE
                                                                          BEGINNING-      BEGINNING-                      AS OF END-
                                                                            OF-YEAR         OF-YEAR        IMPAIRMENT       OF-YEAR
                                                                         ------------    -----------      -----------     ----------
Annuities............................................................      $ 1,040         $   (600)          $--           $   440
Retirement Plan Services.............................................           20               --            --                20
Life Insurance.......................................................        2,186             (647)           --             1,539
Group Protection.....................................................          274               --            --               274
Other Operations -- Media............................................          176             (176)           --                --
                                                                         ------------    -----------      -----------     ----------
      Total goodwill.................................................      $ 3,696         $ (1,423)          $--           $ 2,273
                                                                         ============    ===========      ===========     ==========



We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC's share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2013, our Annuities and Retirement Plan Services reporting units passed the Step 1 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance and Group Protection reporting units. Based upon our Step 2 analysis for Life Insurance and Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2012, our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit. Based upon our Step 2 analysis for Life Insurance and Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2011, our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance and Media reporting units. Based upon our Step 2 analysis for Life Insurance, we recorded a goodwill impairment that was attributable primarily to marketplace dynamics and lower expectations associated with product changes that we have implemented or will implement shortly that we believe will have an unfavorable effect on our sales levels for a period of time. Based upon our Step 2 analysis for Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill. Based upon our Step 2 analysis for Media, we recorded a goodwill impairment that was primarily a result of the deterioration in operating environment and outlook for the business.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS (CONTINUED)


The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                                                   AS OF DECEMBER 31, 2013   AS OF DECEMBER 31, 2012
                                                                                  ------------------------  ------------------------
                                                                                    GROSS                      GROSS
                                                                                  CARRYING    ACCUMULATED    CARRYING    ACCUMULATED
                                                                                   AMOUNT    AMORTIZATION     AMOUNT    AMORTIZATION
                                                                                  --------   -------------  ---------  -------------

Life Insurance:
   Sales force.................................................................     $ 100        $ 31         $ 100         $ 27

Retirement Plan Services:
   Mutual fund contract rights(1)..............................................         5          --             5           --

Other Operations:
   FCC licenses(1).............................................................       131          --           129           --
   Other.......................................................................         4           3             4            3
                                                                                  --------   -------------  ---------  -------------
      Total....................................................................     $ 240        $ 34         $ 238         $ 30
                                                                                  ========   =============  =========  =============

-------------
(1)  No amortization recorded as the intangible asset has indefinite life.



Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2013, was as follows:

2014.................................................   $ 4
2015.................................................     4
2016.................................................     4
2017.................................................     4
2018.................................................     4
Thereafter...........................................    50


--------------------------------------------------------------------------------
11. GUARANTEED BENEFIT FEATURES


Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                                AS OF DECEMBER 31,
                                              ----------------------
                                                 2013        2012
                                              ----------   ---------
RETURN OF NET DEPOSITS
Total account value.........................   $  79,391   $  63,478
Net amount at risk(1).......................         141         392
Average attained age of contract
   holders..................................    61 YEARS    60 years
MINIMUM RETURN
Total account value.........................   $     151   $     149
Net amount at risk(1).......................          27          37
Average attained age of contract
   holders..................................    73 YEARS    73 years
Guaranteed minimum return...................          5%          5%
ANNIVERSARY CONTRACT VALUE
Total account value.........................   $  25,958   $  23,019
Net amount at risk(1).......................         570       1,133
Average attained age of contract
   holders..................................    68 YEARS    67 years

------------
(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2013, to December 31, 2012, was attributable primarily to the increase in the equity markets during 2013.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                               FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                              ----------------------
                                              2013    2012     2011
                                              ------  ------  ------
Balance as of beginning-of-year.............  $ 104   $  84   $  44
   Changes in reserves......................    (10)     64      93
   Benefits paid............................    (21)    (44)    (53)
                                              ------  ------  ------
      Balance as of end-of-year.............  $  73   $ 104   $  84
                                              ======  ======  ======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


11. GUARANTEED BENEFIT FEATURES (CONTINUED)



VARIABLE ANNUITY CONTRACTS
Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                               AS OF DECEMBER 31,
                                             -------------------------
                                                2013          2012
                                             ------------  -----------
ASSET TYPE
Domestic equity............................  $  45,590     $  37,899
International equity.......................     17,707        14,850
Bonds......................................     23,648        21,174
Money market...............................     10,518         7,747
                                             ------------  -----------
   Total...................................  $  97,463     $  81,670
                                             ============  ===========
Percent of total variable annuity
   separate account values.................         99%           98%



SECONDARY GUARANTEE PRODUCTS
Future contract benefits also includes reserves for our secondary guarantee products sold through our Life Insurance segment. These UL and VUL products with secondary guarantees represented 30% of total life insurance in-force reserves as of December 31, 2013, and 35% of total sales for the year ended December 31, 2013.



--------------------------------------------------------------------------------
12. SHORT-TERM AND LONG-TERM DEBT


Details underlying short-term and long-term debt (in millions) were as follows:

                                                 AS OF DECEMBER 31,
                                                --------------------
                                                  2013        2012
                                                -------     --------
Short-Term Debt
   Short-term notes payable to LNC..........    $    51     $     28
   Current maturities of long-term debt.....         --            4
                                                -------     --------
      Total short-term debt.................    $    51     $     32
                                                =======     ========
Long-Term Debt, Excluding
   Current Portion
   1.40% note, due 2016.....................    $     4     $     --
   LIBOR + 3 bps loan, due 2017.............        250          250
   Surplus notes due LNC:
      LIBOR + 142 bps surplus note,
        due 2023............................        240           --
      9.76% surplus note, due 2024..........         50           50
      6.56% surplus note, due 2028..........        500          500
      LIBOR + 111 bps surplus note,
        due 2028............................         71           --
      LIBOR + 226 bps surplus note,
        due 2028............................        360           --
      6.03% surplus note, due 2028..........        750          750
      LIBOR + 100 bps surplus note,
        due 2037............................        375          375
                                                -------     --------
        Total surplus notes.................      2,346        1,675
                                                -------     --------
           Total long-term debt.............    $ 2,600     $  1,925
                                                =======     ========

Future principal payments due on long-term debt (in millions) as of December 31, 2013, were as follows:

2014...............................................  $    --
2015...............................................       --
2016...............................................        4
2017...............................................      250
2018...............................................       --
Thereafter.........................................    2,346
                                                     -------
   Total...........................................  $ 2,600
                                                     =======


On September 10, 2013, we issued a note of $4 million to LNC. This note calls for us to pay the principal amount of the note on or before September 10, 2016, and interest to be paid semiannually at an annual rate of 1.40%.

We have a $250 million floating-rate loan outstanding under our borrowing capacity with the FHLBI due June 20, 2017.

On June 28, 2013, we issued a surplus note of $240 million to LNC. The note calls for us to pay the principal amount of the note on or before June 28, 2023, and interest to be paid quarterly at an annual rate of LIBOR + 142 bps. Subject to approval by the Indiana Insurance Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $50 million to LNC in 1994. The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC. The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps. Subject to approval by the Indiana Insurance Commissioner, we have the

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


12. SHORT-TERM AND LONG-TERM DEBT (CONTINUED)


right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million. The outstanding principal amount as of December 31, 2013, was $360 million. The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008. The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.



--------------------------------------------------------------------------------
13. CONTINGENCIES AND COMMITMENTS


CONTINGENCIES

REGULATORY AND LITIGATION MATTERS
Regulatory bodies, such as state insurance departments, the U.S. Securities and Exchange Commission ("SEC"), Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisors and unclaimed property laws.

LNL and its subsidiaries are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2013. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL's financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss. As of December 31, 2013, LNC, LNL's parent company, disclosed in its Annual Report on Form 10-K filed with the SEC that it estimates the aggregate range of reasonably possible losses on a consolidated basis, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $220 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


13. CONTINGENCIES AND COMMITMENTS (CONTINUED)


support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

On June 13, 2009, a single named plaintiff filed a putative national class action in the Circuit Court of Allen County, Indiana, captioned Peter S. Bezich
v. LNL, No. 02C01-0906-PL73, asserting he was charged a cost-of-insurance fee that exceeded the applicable mortality charge, and that this fee breached the terms of the insurance contract. We dispute the allegations and are vigorously defending this matter. Plaintiffs have filed a motion for class certification. We expect a hearing on class certification in the first half of 2014.

On July 23, 2012, LNL was added as a noteholder defendant to a putative class action adversary proceeding ("adversary proceeding") captioned Lehman Brothers Special Financing, Inc. v. Bank of America, N.A. et al., Adv. Pro. No. 10-03547
(JMP) and instituted under In re Lehman Brothers Holdings Inc. in the United States Bankruptcy Court in the Southern District of New York. Plaintiff Lehman Brothers Special Financing Inc. seeks to (i) overturn the application of certain priority of payment provisions in 47 collateralized debt obligation transactions on the basis such provisions are unenforceable under the Bankruptcy Code; and (ii) recover funds paid out to noteholders in accordance with the note agreements. The adversary proceeding is stayed through May 20, 2014, and LNL's response is currently due in the middle of 2014.

During 2013, we entered into a Global Resolution Agreement with multiple states' treasury and controller offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed contract benefits or abandoned funds. Under the terms of the Global Resolution Agreement, a third-party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Death Master File ("SSDMF") to identify deceased insureds and contract holders where a valid claim has not been made. In addition, we entered into a Regulatory Settlement Agreement with the insurance regulators of seven states to settle regulatory inquiries and examinations with respect to our processes for identifying and paying claims and benefits in the future. The Regulatory Settlement Agreement becomes effective when a minimum of 20 states have agreed to participate in the resolution. As part of the settlement, we have agreed to reimburse the participating states for a portion of the costs of such examinations. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSDMF to identify unclaimed death benefits, and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in:
(1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in the Company's practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

A reinsurer has sought rate increases on certain yearly renewable term treaties. We dispute that this reinsurer has the right to increase the rates on these policies and have initiated arbitration proceedings to resolve this matter. We do not believe the outcome will have a material adverse effect on LNL's financial condition.

COMMITMENTS

LEASES
We lease our home office properties. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement. These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period. In 2012, we exercised the right and option to extend the Hartford lease for one extended term such that the lease shall expire in 2018.

Total rental expense on operating leases for the years ended December 31, 2013, 2012 and 2011, was $37 million, $37 million and $36 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2013, were as follows:

2014................................................   $ 35
2015................................................     30
2016................................................     26
2017................................................     20
2018................................................     12
Thereafter..........................................     19
                                                       ----
   Total............................................   $142
                                                       ====

VULNERABILITY FROM CONCENTRATIONS
As of December 31, 2013, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


13. CONTINGENCIES AND COMMITMENTS (CONTINUED)


Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Annuities segment is significant to this segment. The ALVA product accounted for 17%, 19% and 22% of Annuities' variable annuity product deposits in 2013, 2012 and 2011, respectively, and represented approximately 47%, 50% and 54% of the segment's total variable annuity product account values as of December 31, 2013, 2012 and 2011, respectively. In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Annuities segment, AFIS funds accounted for 19%, 21% and 27% of variable annuity product deposits in 2013, 2012 and 2011, respectively, and represented 54%, 58% and 62% of the segment's total variable annuity product account values as of December 31, 2013, 2012 and 2011, respectively.


OTHER CONTINGENCY MATTERS
State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(7) million and $32 million as of December 31, 2013 and 2012, respectively.



--------------------------------------------------------------------------------
14. SHARES AND STOCKHOLDER'S EQUITY


All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

                                                                                                          FOR THE YEARS ENDED
                                                                                                             DECEMBER 31,
                                                                                                    --------------------------------
                                                                                                      2013        2012       2011
                                                                                                    ---------   ---------   --------
UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Balance as of beginning-of-year..................................................................   $  3,876    $  2,805    $ 1,119
   Unrealized holding gains (losses) arising during the year.....................................     (5,569)      2,631      3,292
   Change in foreign currency exchange rate adjustment...........................................         20          14         (5)
   Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds............      1,835      (1,233)      (798)
   Income tax benefit (expense)..................................................................      1,300        (459)      (890)
   Less:
      Reclassification adjustment for gains (losses) included in net income (loss)...............        (63)       (181)      (124)
      Associated amortization of DAC, VOBA, DSI and DFEL.........................................        (28)         (1)       (10)
      Income tax benefit (expense)...............................................................         32          64         47
                                                                                                    ---------   ---------   --------
           Balance as of end-of-year.............................................................   $  1,521    $  3,876    $ 2,805
                                                                                                    =========   =========   ========
UNREALIZED OTTI ON AFS SECURITIES
Balance as of beginning-of-year..................................................................   $   (105)   $   (103)   $  (126)
(Increases) attributable to:
   Gross OTTI recognized in OCI during the year..................................................        (11)       (118)       (54)
   Change in DAC, VOBA, DSI and DFEL.............................................................          1          15         12
   Income tax benefit (expense)..................................................................          4          35         15
Decreases attributable to:
   Sales, maturities or other settlements of AFS securities......................................         58         118         99
   Change in DAC, VOBA, DSI and DFEL.............................................................         (8)        (17)       (21)
   Income tax benefit (expense)..................................................................        (17)        (35)       (28)
                                                                                                    ---------   ---------   --------
           Balance as of end-of-year.............................................................   $    (78)   $   (105)   $  (103)
                                                                                                    =========   =========   ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


14. SHARES AND STOCKHOLDER'S EQUITY (CONTINUED)


                                                                                                           FOR THE YEARS ENDED
                                                                                                              DECEMBER 31,
                                                                                                    --------------------------------
                                                                                                       2013       2012        2011
                                                                                                    ----------  ---------  ---------
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year..................................................................   $     101   $    132    $   (14)
   Unrealized holding gains (losses) arising during the year.....................................        (150)       (63)       204
   Change in foreign currency exchange rate adjustment...........................................         (19)       (12)         7
   Change in DAC, VOBA, DSI and DFEL.............................................................           5         14          1
   Income tax benefit (expense)..................................................................          57         20        (74)
   Less:
      Reclassification adjustment for gains (losses) included in net income (loss)...............         (18)       (18)       (13)
      Associated amortization of DAC, VOBA, DSI and DFEL.........................................           1          3          1
      Income tax benefit (expense)...............................................................           6          5          4
                                                                                                    ----------  ---------  ---------
           Balance as of end-of-year.............................................................   $       5   $    101    $   132
                                                                                                    ==========  =========  =========
FUNDED STATUS OF EMPLOYEE BENEFIT PLANS
Balance as of beginning-of-year..................................................................   $     (12)  $    (14)   $   (14)
   Adjustment arising during the year............................................................          (9)         3          1
   Income tax benefit (expense)..................................................................           3         (1)        (1)
                                                                                                    ----------  ---------  ---------
           Balance as of end-of-year.............................................................   $     (18)  $    (12)   $   (14)
                                                                                                    ==========  =========  =========

The following summarizes the reclassifications out of AOCI (in millions) for the year ended December 31, 2013, and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Gross reclassification........................................  $ (63)  Total realized gain (loss)
Associated amortization of DAC, VOBA, DSI and DFEL............    (28)  Total realized gain (loss)
   Reclassification before income tax benefit (expense).......    (91)  Income (loss) from continuing operations before taxes
   Income tax benefit (expense)...............................     32   Federal income tax expense (benefit)
                                                                ------
      Reclassification, net of income tax.....................  $ (59)  Net income (loss)
                                                                ======
UNREALIZED OTTI ON AFS SECURITIES
Gross reclassification........................................  $  58   Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL.............................     (8)  Total realized gain (loss)
   Reclassification before income tax benefit (expense).......     50   Income (loss) from continuing operations before taxes
   Income tax benefit (expense)...............................    (17)  Federal income tax expense (benefit)
                                                                ------
      Reclassification, net of income tax.....................  $  33   Net income (loss)
                                                                ======
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Gross reclassifications:
   Interest rate contracts....................................  $ (21)  Net investment income
   Foreign currency contracts.................................      3   Net investment income
      Total gross reclassifications...........................    (18)
Associated amortization of DAC, VOBA, DSI and DFEL............      1   Commissions and other expenses
   Reclassifications before income tax benefit (expense)......    (17)  Income (loss) from continuing operations before taxes
   Income tax benefit (expense)...............................      6   Federal income tax expense (benefit)
                                                                ------
      Reclassification, net of income tax.....................  $ (11)  Net income (loss)
                                                                ======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
15. REALIZED GAIN (LOSS)



Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      ------------------------------
                                       2013       2012        2011
                                      -------    --------    -------
Total realized gain (loss)
   related to certain
   investments(1)..................   $  (84)    $  (164)    $ (106)
Realized gain (loss) on the
   mark-to-market on certain
   instruments(2)..................      308         138        (65)
Indexed annuity and universal
   life net derivatives results:(3)
   Gross gain (loss)...............      (39)         16          2
   Associated amortization of
      DAC, VOBA, DSI
      and DFEL.....................        9          (5)        (2)
Variable annuity net
   derivatives results:(4)
   Gross gain (loss)...............     (104)        (77)       (51)
   Associated amortization of
      DAC, VOBA, DSI
      and DFEL.....................      (33)        (31)       (28)
                                      -------    --------    -------
      Total realized gain (loss)...   $   57     $  (123)    $ (250)
                                      =======    ========    =======

-------------
(1)  See "Realized Gain (Loss) Related to Certain Investments" section in Note
     5.


(2) Represents changes in the fair values of certain derivative investments (not including those associated with our variable annuity net derivatives results), reinsurance related embedded derivatives and trading securities.
(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and universal life products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.
(4) Includes the net difference in the change in embedded derivative reserves of our GLB riders and the change in the fair value of the derivative instruments we own to hedge the change in embedded derivative reserves on our GLB riders and the benefit ratio unlocking on our GDB riders, including the cost of purchasing the hedging instruments.


--------------------------------------------------------------------------------
16. COMMISSIONS AND OTHER EXPENSES



Details underlying commissions and other expenses (in millions) were as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                    ------------------------------
                                      2013       2012       2011
                                    --------   --------   --------
Commissions.....................    $ 1,980    $ 1,972    $ 2,534
General and administrative
   expenses.....................      1,569      1,553      1,392
Expenses associated with
   reserve financing and
   unrelated letters of credit
   ("LOCs").....................         40         40         24
DAC and VOBA deferrals
   and interest, net of
   amortization.................       (656)      (300)      (565)
Broker-dealer expenses..........        288        243        236
Specifically identifiable
   intangible asset
   amortization.................          4          4          4
Media expenses..................         62         66         69
Taxes, licenses and fees........        239        244        244
Restructuring charges...........         --         16         --
                                    --------   --------   --------
      Total.....................    $ 3,526    $ 3,838    $ 3,938
                                    ========   ========   ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS


LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees and agents are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees and agents. In addition, for certain former employees, we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans are frozen, and there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional final pay or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for at least 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)


OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our benefit plans' assets and obligations was as follows:

                                                                                AS OF OR FOR THE YEARS ENDED DECEMBER 31,
                                                                     ---------------------------------------------------------------
                                                                         2013             2012             2013            2012
                                                                     -------------   --------------   -------------   --------------
                                                                                                                   OTHER
                                                                            PENSION BENEFITS              POSTRETIREMENT BENEFITS
                                                                     ------------------------------   ------------------------------
CHANGE IN PLAN ASSETS
Fair value as of beginning-of-year................................       $ 145           $  137           $   5            $   5
Actual return on plan assets......................................          (9)              17               1               --
Company and participant contributions.............................          --               --               3                4
Benefits paid.....................................................          (9)              (9)             (3)              (4)
                                                                     -------------   --------------   -------------   --------------
   Fair value as of end-of-year...................................         127              145               6                5
                                                                     =============   ==============   =============   ==============
CHANGE IN BENEFIT OBLIGATION
Balance as of beginning-of-year...................................         126              121              17               21
Interest cost.....................................................           5                5               1                1
Company and participant contributions.............................          --               --               1                1
Amendments........................................................          --               --              (1)              --
Actuarial (gains) losses..........................................          (7)               9              (1)              (2)
Benefits paid.....................................................          (9)              (9)             (2)              (4)
                                                                     -------------   --------------   -------------   --------------
   Balance as of end-of-year......................................         115              126              15               17
                                                                     -------------   --------------   -------------   --------------
      Funded status of the plans..................................       $  12           $   19           $  (9)           $ (12)
                                                                     =============   ==============   =============   ==============
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets......................................................       $  14           $   21           $  --            $  --
Other liabilities.................................................          (2)              (2)             (9)             (12)
                                                                     -------------   --------------   -------------   --------------
   Net amount recognized..........................................       $  12           $   19           $  (9)           $ (12)
                                                                     =============   ==============   =============   ==============
AMOUNTS RECOGNIZED IN AOCI, NET OF TAX
Net (gain) loss...................................................       $  20           $   13           $  (1)           $  (1)
Prior service credit..............................................          --               --              (1)              --
                                                                     -------------   --------------   -------------   --------------
   Net amount recognized..........................................       $  20           $   13           $  (2)           $  (1)
                                                                     =============   ==============   =============   ==============
RATE OF INCREASE IN COMPENSATION
Retiree Life Insurance Plan.......................................         N/A              N/A            4.00%            4.00%
All other plans...................................................         N/A              N/A             N/A              N/A

WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
   Weighted-average discount rate.................................        4.50%            3.93%           4.50%            4.03%
   Expected return on plan assets.................................        6.50%            6.50%           6.50%            6.50%
Net periodic benefit cost:
   Weighted-average discount rate.................................        3.93%            4.25%           4.03%            4.25%
   Expected return on plan assets.................................        6.50%            6.50%           6.50%            6.50%

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The discount rate was determined based on a corporate yield curve as of December 31, 2013, and projected benefit obligation cash flows for the pension plans. We reevaluate this assumption each plan year. For 2014, our discount rate for the pension plans will be 4.50%.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans' target plan allocation. We reevaluate this assumption each plan year. For 2014, our expected return on plan assets is 6.50% for the plans.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)


The calculation of the accumulated other postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) as follows:

                                             AS OF OR FOR THE
                                         YEARS ENDED DECEMBER 31,
                                       ------------------------------
                                       2013        2012       2011
                                       --------   --------   --------
Pre-65 health care cost
   trend rate....................       7.50%      8.00%       8.50%
Post-65 health care cost
   trend rate....................       7.50%      8.00%       8.50%
Ultimate trend rate..............       4.50%      4.50%       4.50%
Year that the rate reaches
   the ultimate trend rate.......       2020       2020        2021

We expect the health care cost trend rate for 2014 to be 7.50% for both the pre-65 and the post-65 population. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                                AS OF DECEMBER 31,
                                                ------------------
                                                 2013         2012
                                                -----        -----
Accumulated benefit obligation.............      $  2         $  2
Projected benefit obligation...............         2            2
Fair value of plan assets..................        --           --



COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net periodic benefit cost for our pension plans' and other postretirement plans' expense (recovery) (in millions) were as follows:

                                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                             -----------------------------------------------------------------------
                                                                     PENSION BENEFITS                  OTHER POSTRETIREMENT BENEFITS
                                                             ----------------------------------      -------------------------------
                                                              2013         2012          2011        2013         2012          2011
                                                             ------       ------        -------      -----        -----        -----
Interest cost...........................................      $  5         $  5         $    6       $  1         $   1        $   1
Expected return on plan assets..........................        (9)          (9)           (10)        --            --           --
Recognized net actuarial loss (gain)....................         1            1              2         --            --           --
Recognized actuarial gain due to curtailments...........        --           --             --         (1)           --           --
                                                             ------       ------        -------      -----        -----        -----
    Net periodic benefit expense (recovery).............      $ (3)        $ (3)        $   (2)      $ --         $   1        $   1
                                                             ======       ======        =======      =====        =====        =====


We expect our 2014 pension plans' expense to be approximately $3 million.

For 2014, the estimated amount of amortization from AOCI into net periodic benefit expense related to net actuarial loss or gain is expected to be a $3 million loss for our pension plans and a less than $1 million gain for our other postretirement plans.

PLAN ASSETS

Our pension plans' asset target allocations by asset category based on estimated fair values were as follows:

                                               FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                              --------------------
                                               2013          2012
                                              ------         -----
Fixed maturity securities...................    100%           80%
Common stock:
   Domestic equity..........................      0%           14%
   International equity.....................      0%            6%


The investment objectives for the assets related to our pension plans are to:

  - Maintain sufficient liquidity to pay obligations of the plans as they come due;
  - Minimize the effect of a single investment loss and large losses to the plans through prudent risk/reward diversification consistent with sound fiduciary standards;
  - Maintain an appropriate asset allocation policy;
  - Earn a return commensurate with the level of risk assumed through the asset allocation policy; and
  - Control costs of administering and managing the plans' investment operations.

Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed-income securities, derivatives and other asset classes the investment managers deem prudent. Our plans follow a strategic asset allocation policy that strives to systemically increase the percentage of assets in liability-matching fixed-income investments as funding levels increase.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)


Our pension plans' assets have been combined into a master retirement trust where a variety of qualified managers, including manager of managers, are expected to have returns that exceed the median of similar funds over three-year periods, above an appropriate index over five-year periods and meet real return standards over ten-year periods. Managers are monitored for adherence to approved investment policy guidelines and managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.



FAIR VALUE OF PLAN ASSETS

See "Fair Value Measurement" in Note 1 for discussion of how we categorize our pension plans' assets into the three-level fair value hierarchy. See "Financial Instruments Carried at Fair Value" in Note 21 for a summary of our fair value measurements of our pension plans' assets by the three-level fair value hierarchy.

The following summarizes our fair value measurements of benefit plans' assets (in millions) on a recurring basis by asset category:

                                                                                       AS OF DECEMBER 31,
                                                              ----------------------------------------------------------------------
                                                                     PENSION PLANS                    OTHER POSTRETIREMENT BENEFITS
                                                              --------------------------------      --------------------------------
                                                               2013                      2012        2013                      2012
                                                              ------                    ------      ------                    ------
Fixed maturity securities:
   Corporate bonds......................................      $   86                    $   48       $ --                      $ --
   U.S. government bonds................................          31                        26         --                        --
   Foreign government bonds.............................          --                         2         --                        --
   State and municipal bonds............................           9                        --         --                        --
Common stock............................................          --                        66         --                        --
Cash and invested cash..................................           1                         3         --                        --
Other investments.......................................          --                        --          6                         5
                                                              ------                    ------      ------                    ------
      Total.............................................      $  127                    $  145       $  6                      $  5
                                                              ======                    ======      ======                    ======


VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR PENSION PLANS' ASSETS

The fair value measurements of our pension plans' assets are based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security's fair value. The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. Both observable and unobservable inputs are used in the valuation methodologies. Observable inputs include benchmark yields, reported trades, broker quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services' valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs. The standard inputs used in order of priority are benchmark yields, reported trades, broker quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value. This category includes highly liquid debt instruments purchased with a maturity of three months or less. Due to the nature of these assets, we believe these assets should be classified as Level 2.

PLAN CASH FLOWS

It is our practice to make contributions to the qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)


amended and with guidance issued there under. In accordance with such practice, no contributions were required for the years ended December 31, 2013 or 2012. Based on our calculations, we do not expect to be required to make any contributions to our qualified pension plans in 2014 under applicable pension law.

For our nonqualified pension plans, we fund the benefits as they become due to retirees. The amount expected to be contributed to the nonqualified pension plans during 2014 is less than $1 million.



We expect the following benefit payments (in millions):

                                           DEFINED
                                           BENEFIT         OTHER
                                           PENSION    POST-RETIREMENT
                                            PLANS          PLANS
                                          --------    ---------------
2014..................................       $10            $1
2015..................................        10             1
2016..................................        10             1
2017..................................         9             1
2018..................................         9             1
Following five years thereafter.......        40             5


--------------------------------------------------------------------------------
18. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS


DEFINED CONTRIBUTION PLANS

LNC and we sponsor defined contribution plans, which include 401(k) and money purchase plans, for eligible employees and agents. LNC and we make contributions and matching contributions to each of the active plans in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2013, 2012 and 2011, expenses for these plans were $70 million, $68 million and $65 million, respectively.

DEFERRED COMPENSATION PLANS

LNC and we sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors.

The results for certain investment options within the plans are hedged by total return swaps. Participants' account values change due primarily to investment earnings driven by market fluctuations. Our expenses increase or decrease in direct proportion to the change in market value of the participants' investment options. Participants are able to select our stock as an investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans. For further discussion of total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:

                                                   AS OF DECEMBER 31,
                                                   ------------------
                                                    2013        2012
                                                   -----        -----
Total liabilities(1)...........................     $398         $335
Investments held to fund liabilities(2)........      166          146

--------------
(1)  Reported in other liabilities on our Consolidated Balance Sheets.
(2)  Reported in other assets on our Consolidated Balance Sheets.


DEFERRED COMPENSATION PLAN FOR EMPLOYEES
Participants may elect to defer a portion of their compensation as defined by the plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of the plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. We make matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code applicable to 401(k) plans. The amounts of our contributions are calculated in accordance with the plan document. Expenses (income) (in millions) for this plan were as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                             ---------------------
                                             2013    2012    2011
                                             -----   -----   -----
Employer matching contributions............  $  9    $  7     $ 6
Increase (decrease) in measurement
   of liabilities, net of total return
   swap....................................    11      11       1
                                             -----   -----   -----
   Total plan expenses (income)............  $ 20    $ 18     $ 7
                                             =====   =====   =====

DEFERRED COMPENSATION PLANS FOR AGENTS
We sponsor three deferred compensation plans for certain eligible agents. Participants may elect to defer a portion of their compensation as defined by the respective plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of these plans, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. The amounts of our contributions are calculated and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


18. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS (CONTINUED)


made in accordance with the plans' documents. Expenses (income) (in millions) for these plans were as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                            ----------------------
                                            2013     2012    2011
                                            ----    -----    -----
Company contributions...................     $1      $ 1     $  1
Increase (decrease) in measurement
   of liabilities, net of total return
   swap.................................      4        5       --
                                            ----    -----    -----
   Total plan expenses (income).........     $5      $ 6     $  1
                                            ====    =====    =====

DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS OF LNC
Non-employee directors may defer a portion of their annual cash retainers. They also receive a portion of their retainer in the form of deferred stock units, which we credit quarterly in arrears to their accounts. The prescribed "phantom" investment options are identical to those offered in the employees' deferred compensation plan. For the years ended December 31, 2013, 2012 and 2011, expenses (income) for this plan were less than $1 million, $2 million and less than $(1) million, respectively.

DEFERRED COMPENSATION PLAN FOR FORMER JP AGENTS
Eligible former agents of Jefferson-Pilot Corporation may participate in this deferred compensation plan. Participants may elect to defer commissions and bonuses and specify where this deferred compensation will be invested in selected notional mutual funds. Investments held to fund the liabilities are rebalanced to match the funds that have been elected by the participant. The plan obligation increases with contributions, deferrals and investment gains, and decreases with distributions and investment losses. The plan assets increase with investment gains and decrease with investment losses and withdrawals. For the years ended December 31, 2013, 2012 and 2011, expenses (income) for this plan were $2 million, $3 million and $4 million, respectively.



--------------------------------------------------------------------------------
19. STOCK-BASED INCENTIVE COMPENSATION PLANS


Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares
(performance-vested shares as opposed to time-vested shares), stock appreciation rights ("SARs"), restricted stock units ("RSUs") and restricted stock awards ("nonvested stock"). LNC issues new shares to satisfy option exercises.



Total compensation expense (in millions) for all of our stock-based incentive plans was as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                      --------------------------
                                      2013       2012       2011
                                      -----     -----      -----
Stock options......................   $  8       $  8       $  8
Performance shares.................     10          5          2
SARs...............................      5          1         --
RSUs and nonvested stock...........     15         17         12
                                      -----     -----      -----
   Total...........................   $ 38       $ 31       $ 22
                                      =====     =====      =====
Recognized tax benefit.............   $ 13       $ 11       $  8
                                      =====     =====      =====


--------------------------------------------------------------------------------
20. STATUTORY INFORMATION AND RESTRICTIONS



We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.



We are subject to the applicable laws and regulations of our respective states. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to LNC holding company amounts (in millions) below consist of all or a combination of the following entities: LNL, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of South Carolina II, Lincoln Life & Annuity Company of New York ("LLANY"), Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont II, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV and Lincoln Reinsurance Company of Vermont V.

                                                  AS OF DECEMBER 31,
                                                  ------------------
                                                   2013       2012
                                                  -------   --------
U.S. capital and surplus.....................     $ 7,248   $  6,457

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


20. STATUTORY INFORMATION AND RESTRICTIONS (CONTINUED)



                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                     -----------------------------
                                     2013        2012        2011
                                     -----       -----      ------
U.S. net gain (loss) from
   operations, after-tax........     $ 425       $ 649      $  291
U.S. net income (loss)..........       495         600         104
U.S. dividends to LNC
   holding company..............       640         605         800

The decrease in statutory net income (loss) when comparing 2013 to 2012 was due primarily to the effects of reserve financing transactions in 2013.

The increase in statutory net income (loss) when comparing 2012 to 2011 was due primarily to a decrease in realized losses in invested assets, an increase in favorable tax items over prior year and favorable reserve developments in variable annuities due to improvements in the equity market and less volatility in the forward interest rates.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January, 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York. The Vermont insurance subsidiaries also have an accounting practice permitted by the state of Vermont that differs from that found in NAIC SAP. Specifically, the permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2013 and 2012.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

                                                  AS OF DECEMBER 31,
                                                  -------------------
                                                   2013       2012
                                                  --------  ---------
Calculation of reserves using the Indiana
   universal life method.....................     $   219   $    249
Calculation of reserves using continuous
   CARVM.....................................          (2)        (2)
Conservative valuation rate on certain
   annuities.................................         (30)       (26)
Lesser of LOC and XXX additional reserve
   as surplus................................       2,635      2,483

During the third quarter of 2013, the New York Department of Financial Services ("NYDFS") announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees. The change, effective December 31, 2013, impacts our New York-domiciled insurance subsidiary, LLANY, notwithstanding that LLANY discontinued the sale of these products in early 2013. We expect to phase in the increase in reserves over five years beginning with 2013. As such, we increased reserves by $90 million as of December 31, 2013. The additional increase in reserves over the next four years is subject to on-going discussions with the NYDFS. However, we do not expect the amount for each of the remaining years to exceed $90 million per year.

The NAIC has adopted Risk-Based Capital ("RBC") requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. Under RBC requirements, regulatory compliance is determined by the ratio of a company's total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the "RBC ratio"), also as defined by the NAIC. The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake. As of December 31, 2013, the Company's RBC ratio was approximately five times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer's contract holders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. LNL's subsidiary, LLANY, a New York-domiciled insurance company, has similar restrictions, except that in New York it is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect that we could pay dividends of approximately $681 million in 2014 without prior approval from the respective state commissioner.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
21. FAIR VALUE OF FINANCIAL INSTRUMENTS


The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                              AS OF DECEMBER 31, 2013       AS OF DECEMBER 31, 2012
                                                                            --------------------------    --------------------------
                                                                             CARRYING         FAIR         CARRYING         FAIR
                                                                               VALUE          VALUE          VALUE          VALUE
                                                                            ------------   -----------    -----------    -----------
ASSETS
AFS securities:
   Fixed maturity securities...........................................     $    79,178    $   79,178     $   80,254     $   80,254
   VIEs' fixed maturity securities.....................................             697           697            708            708
   Equity securities...................................................             201           201            157            157
Trading securities.....................................................           2,190         2,190          2,437          2,437
Mortgage loans on real estate..........................................           7,029         7,193          6,792          7,446
Derivative investments(1)..............................................             617           617          2,263          2,263
Other investments......................................................           1,208         1,208          1,089          1,089
Cash and invested cash.................................................             630           630          3,278          3,278
Reinsurance related embedded derivatives...............................             159           159             --             --
Other assets -- GLB reserves embedded derivatives(2)...................           1,244         1,244             --             --
Separate account assets................................................         117,135       117,135         95,373         95,373
LIABILITIES
Future contract benefits -- indexed annuity and universal
   life contracts embedded derivatives.................................          (1,048)       (1,048)          (732)          (732)
Other contract holder funds:
   Remaining guaranteed interest and similar contracts.................            (809)         (809)          (867)          (867)
   Account values of certain investment contracts......................         (29,024)      (30,514)       (28,480)       (32,620)
Short-term debt........................................................             (51)          (51)           (32)           (32)
Long-term debt.........................................................          (2,600)       (2,634)        (1,925)        (1,972)
Reinsurance related embedded derivatives...............................              --            --           (184)          (184)
VIEs' liabilities -- derivative instruments............................             (27)          (27)          (128)          (128)
Other liabilities:
   Credit default swaps................................................              (2)           (2)           (11)           (11)
   Derivative liabilities(1)...........................................            (386)         (386)            --             --
   GLB reserves embedded derivatives(2)................................          (1,244)       (1,244)          (909)          (909)
BENEFIT PLANS' ASSETS(3)...............................................             133           133            150            150

--------------
(1) We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2) GLB reserves embedded derivatives are fully ceded to our counterparties. Refer to Note 6 for additional detail.
(3) Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 17 for additional detail.


VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE
The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

OTHER INVESTMENTS
The carrying value of our assets classified as other investments approximates fair value. Other investments include LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs. The inputs used to measure the fair value of our other investments are classified as Level 3 within the fair value hierarchy.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


OTHER CONTRACT HOLDER FUNDS
Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2013 and 2012, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date. The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.



SHORT-TERM AND LONG-TERM DEBT
The fair value of long-term debt is based on quoted market prices. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value. The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2013 or 2012, and we noted no changes in our valuation methodologies between these periods.



The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                                                          AS OF DECEMBER 31, 2013
                                                                       -------------------------------------------------------------
                                                                          QUOTED
                                                                          PRICES
                                                                         IN ACTIVE
                                                                        MARKETS FOR    SIGNIFICANT      SIGNIFICANT
                                                                         IDENTICAL     OBSERVABLE      UNOBSERVABLE         TOTAL
                                                                          ASSETS         INPUTS           INPUTS            FAIR
                                                                         (LEVEL 1)      (LEVEL 2)        (LEVEL 3)          VALUE
                                                                       ------------    ------------   --------------     -----------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds.............................................       $     60      $    65,421       $   2,960       $   68,441
      U.S. government bonds.......................................            304               21              --              325
      Foreign government bonds....................................             --              464              78              542
      RMBS........................................................             --            4,143               1            4,144
      CMBS........................................................             --              678              20              698
      CLOs........................................................             --               47             178              225
      State and municipal bonds...................................             --            3,796              28            3,824
      Hybrid and redeemable preferred securities..................             39              874              66              979
   VIEs' fixed maturity securities................................            102              595              --              697
   Equity AFS securities..........................................              3               37             161              201
   Trading securities.............................................             --            2,137              53            2,190
   Derivative investments(1)......................................             --              244           1,118            1,362
Cash and invested cash............................................             --              630              --              630
Reinsurance related embedded derivatives..........................             --              159              --              159
Other assets -- GLB reserves embedded derivatives.................             --               --           1,244            1,244
Separate account assets...........................................          1,766          115,369              --          117,135
                                                                       ------------    ------------   --------------     -----------
        Total assets..............................................       $  2,274      $   194,615       $   5,907       $  202,796
                                                                       ============    ============   ==============     ===========
LIABILITIES
Future contract benefits -- indexed annuity and universal life
   contracts embedded derivatives.................................       $     --      $        --       $  (1,048)      $   (1,048)
VIEs' liabilities -- derivative instruments.......................             --               --             (27)             (27)
Other liabilities:
   Credit default swaps...........................................             --               --              (2)              (2)
   Derivative liabilities(1)......................................             --             (879)           (252)          (1,131)
   GLB reserves embedded derivatives..............................             --               --          (1,244)          (1,244)
                                                                       ------------    ------------   --------------     -----------
        Total liabilities.........................................       $     --      $      (879)      $  (2,573)      $   (3,452)
                                                                       ============    ============   ==============     ===========
BENEFIT PLANS' ASSETS.............................................       $     --      $       133       $      --       $      133
                                                                       ============    ============   ==============     ===========

--------------
(1) Derivative investment assets and liabilities presented within the fair value hierarchy are presented on a gross basis by derivative type and not on a master netting basis by counterparty.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


                                                                                          AS OF DECEMBER 31, 2012
                                                                       -------------------------------------------------------------
                                                                          QUOTED
                                                                          PRICES
                                                                         IN ACTIVE
                                                                        MARKETS FOR    SIGNIFICANT      SIGNIFICANT
                                                                         IDENTICAL     OBSERVABLE      UNOBSERVABLE         TOTAL
                                                                          ASSETS         INPUTS           INPUTS            FAIR
                                                                         (LEVEL 1)      (LEVEL 2)        (LEVEL 3)          VALUE
                                                                       ------------    ------------   --------------     -----------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds.............................................       $     65      $    64,654       $   2,065       $   66,784
      U.S. government bonds.......................................            362               30               1              393
      Foreign government bonds....................................             --              594              46              640
      RMBS........................................................             --            5,880               3            5,883
      CMBS........................................................             --              928              27              955
      CLOs........................................................             --               26             154              180
      State and municipal bonds...................................             --            4,211              32            4,243
      Hybrid and redeemable preferred securities..................             30            1,030             116            1,176
   VIEs' fixed maturity securities................................            110              598              --              708
   Equity AFS securities..........................................             44               26              87              157
   Trading securities.............................................              2            2,379              56            2,437
   Derivative investments.........................................             --              347           1,916            2,263
Cash and invested cash............................................             --            3,278              --            3,278
Separate account assets...........................................          1,519           93,854              --           95,373
                                                                       ------------    ------------   --------------     -----------
        Total assets..............................................       $  2,132      $   177,835       $   4,503       $  184,470
                                                                       ============    ============   ==============     ===========
LIABILITIES
Future contract benefits -- indexed annuity and universal
   indexed annuity and universal life contracts...................       $     --      $        --       $    (732)      $     (732)
Reinsurance related embedded derivatives..........................             --             (184)             --             (184)
VIEs' liabilities -- derivative instruments.......................             --               --            (128)            (128)
Other liabilities:
   Credit default swaps...........................................             --               --             (11)             (11)
   GLB reserves embedded derivatives..............................             --               --            (909)            (909)
                                                                       ------------    ------------   --------------     -----------
        Total liabilities.........................................       $     --      $      (184)      $  (1,780)      $   (1,964)
                                                                       ============    ============   ==============     ===========
BENEFIT PLANS' ASSETS.............................................       $     16      $       134       $      --       $      150
                                                                       ============    ============   ==============     ===========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2013
                                                        ----------------------------------------------------------------------------
                                                                                               PURCHASES,
                                                                                     GAINS     ISSUANCES,     TRANSFERS
                                                                         ITEMS     (LOSSES)      SALES,         IN OR
                                                                       INCLUDED       IN       MATURITIES,       OUT
                                                         BEGINNING        IN          OCI     SETTLEMENTS,       OF         ENDING
                                                           FAIR           NET         AND        CALLS,       LEVEL 3,       FAIR
                                                           VALUE        INCOME     OTHER(1)        NET        NET(2)(3)      VALUE
                                                        ----------    ----------   --------   ------------   -----------  ----------
Investments:(4)
   Fixed maturity AFS securities:
      Corporate bonds.................................   $  2,065     $     (17)   $    --      $  1,026      $    (114)   $  2,960
      U.S. government bonds...........................          1            --         --            (1)            --          --
      Foreign government bonds........................         46            --         (1)           33             --          78
      RMBS............................................          3            --         --            (2)            --           1
      CMBS............................................         27            --          6            (5)            (8)         20
      CLOs............................................        154            (1)         4            50            (29)        178
      State and municipal bonds.......................         32            --         (4)           --             --          28
      Hybrid and redeemable preferred securities......        116            --         13           (33)           (30)         66
   Equity AFS securities..............................         87            (1)         2            73             --         161
   Trading securities.................................         56             2         (7)           (6)             8          53
   Derivative investments.............................      1,916          (681)      (194)         (175)            --         866
Other assets -- GLB reserves embedded derivatives(5)..        909        (2,153)        --            --          2,488       1,244
Future contract benefits -- index annuity and
   universal life contracts embedded derivatives(5)...       (732)         (356)        --            40             --      (1,048)
VIEs' liabilities -- derivative instruments(6)........       (128)          101         --            --             --         (27)
Other liabilities:
   Credit default swaps(7)............................        (11)            9         --            --             --          (2)
   GLB reserves embedded derivatives(5)...............       (909)        2,153         --            --         (2,488)     (1,244)
                                                        ----------    ----------   --------   ------------   -----------  ----------
        Total, net....................................   $  3,632     $    (944)   $  (181)     $  1,000      $    (173)   $  3,334
                                                        ==========    ==========   ========   ============   ===========  ==========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



                                                                            FOR THE YEAR ENDED DECEMBER 31, 2012
                                                        ----------------------------------------------------------------------------
                                                                                                PURCHASES,
                                                                                     GAINS      ISSUANCES,     TRANSFERS
                                                                         ITEMS     (LOSSES)       SALES,         IN OR
                                                                       INCLUDED       IN        MATURITIES,       OUT
                                                          BEGINNING       IN          OCI      SETTLEMENTS,       OF         ENDING
                                                            FAIR          NET         AND         CALLS,       LEVEL 3,       FAIR
                                                            VALUE       INCOME     OTHER(1)         NET         NET(2)        VALUE
                                                        -----------    ---------   --------    ------------   ----------   ---------
Investments:(4)
   Fixed maturity AFS securities:
      Corporate bonds................................    $   2,423     $    (25)    $   35       $   274       $  (642)    $  2,065
      U.S. government bonds..........................            1           --         --            --            --            1
      Foreign government bonds.......................           97           --         --            (5)          (46)          46
      RMBS...........................................          158           (3)         3            (8)         (147)           3
      CMBS...........................................           31          (11)        16           (11)            2           27
      CLOs...........................................          101           (2)         8            61           (14)         154
      State and municipal bonds......................           --           --         --            32            --           32
      Hybrid and redeemable preferred securities.....           99           (1)        23            --            (5)         116
   Equity AFS securities.............................           56           (8)        13            26            --           87
   Trading securities................................           67            3          4            (2)          (16)          56
   Derivative investments............................        2,484         (823)        73           182            --        1,916
 Future contract benefits -- index annuity and
   universal life contracts embedded derivatives(5)..         (399)        (136)        --          (197)           --         (732)
 VIEs' liabilities -- derivative instruments(6)......         (291)         163         --            --            --         (128)
Other liabilities:
   Credit default swaps(7)...........................          (16)           5         --            --            --          (11)
   GLB reserves embedded derivatives(5)..............       (2,217)       1,308         --            --            --         (909)
                                                        -----------    ---------   --------    ------------   ----------   ---------
        Total, net...................................    $   2,594     $    470     $  175       $   352       $  (868)    $  2,723
                                                        ===========    =========   ========    ============   ==========   =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



                                                                             FOR THE YEAR ENDED DECEMBER 31, 2011
                                                           -------------------------------------------------------------------------
                                                                                                PURCHASES,
                                                                                      GAINS     ISSUANCES,     TRANSFERS
                                                                           ITEMS    (LOSSES)      SALES,         IN OR
                                                                         INCLUDED      IN       MATURITIES,       OUT
                                                            BEGINNING       IN         OCI     SETTLEMENTS,       OF        ENDING
                                                              FAIR          NET        AND        CALLS,       LEVEL 3,      FAIR
                                                              VALUE       INCOME    OTHER(1)        NET         NET(2)       VALUE
                                                           ----------   ----------  --------   ------------   ----------   ---------
Investments:(4)
   Fixed maturity AFS securities:
      Corporate bonds....................................   $  2,353    $       3    $   42       $ (134)       $  159     $  2,423
      U.S. government bonds..............................          2           --        --           (1)           --            1
      Foreign government bonds...........................        113           --         4           (3)          (17)          97
      RMBS...............................................        119           (3)        6           36            --          158
      CMBS...............................................        102          (62)       61          (74)            4           31
      CLOs...............................................        171           19       (17)         (72)           --          101
      Hybrid and redeemable preferred securities.........        114           (1)       (5)          (7)           (2)          99
   Equity AFS securities.................................         91            8       (12)           3           (34)          56
   Trading securities....................................         74            3         1           (7)           (4)          67
   Derivative investments................................      1,494          495       383          112            --        2,484
Future contract benefits -- index annuity
   and universal life contracts embedded derivatives(5)..       (497)           5        --           93            --         (399)
VIEs' liabilities -- derivative instruments(6)...........       (209)         (82)       --           --            --         (291)
Other liabilities:
   Credit default swaps(7)...............................        (16)          (6)       --            6            --          (16)
   GLB reserves embedded derivatives(5)..................       (408)      (1,809)       --           --            --       (2,217)
                                                           ----------   ----------  --------   ------------   ----------   ---------
        Total, net.......................................   $  3,503    $  (1,430)   $  463       $  (48)       $  106     $  2,594
                                                           ==========   ==========  ========   ============   ==========   =========
Benefit plans' assets(8).................................   $      6    $      --    $   --       $   (6)       $   --     $     --
                                                           ==========   ==========  ========   ============   ==========   =========

--------------
(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).
(2) Transfers in or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-year. For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.
(3) Transfers in or out of Level 3 for GLB reserves embedded derivatives represent reclassifications between other assets and other liabilities on our Consolidated Balance Sheets.
(4) Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income
      (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(5) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(6) The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(7) Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(8) The expected return on plan assets is reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2013
                                                       -----------------------------------------------------------------------------
                                                        ISSUANCES      SALES      MATURITIES      SETTLEMENTS     CALLS      TOTAL
                                                       ----------     -------     ----------     ------------    ------    ---------
Investments:
   Fixed maturity AFS securities:
     Corporate bonds.................................   $  1,235      $  (51)      $   (44)        $   (45)      $ (69)    $  1,026
     U.S. government bonds...........................         --          --            --              (1)         --           (1)
     Foreign government bonds........................         50          --           (17)             --          --           33
     RMBS............................................         --          --            --              (2)         --           (2)
     CMBS............................................         --          --            --              (3)         (2)          (5)
     CLOs............................................         74          --            --             (24)         --           50
     Hybrid and redeemable preferred securities......         --         (33)           --              --          --          (33)
   Equity AFS securities.............................         78          (5)           --              --          --           73
   Trading securities................................         --          (3)           (1)             (2)         --           (6)
   Derivative investments............................        152         (23)         (304)             --          --         (175)
Future contract benefits -- indexed annuity and
   universal life contracts embedded derivatives.....        (68)         --            --             108          --           40
                                                       ----------     -------     ----------     ------------    ------    ---------
        Total, net...................................   $  1,521      $ (115)      $  (366)        $    31       $ (71)    $  1,000
                                                       ==========     =======     ==========     ============    ======    =========

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2012
                                                       -----------------------------------------------------------------------------
                                                        ISSUANCES      SALES      MATURITIES      SETTLEMENTS     CALLS      TOTAL
                                                       ----------     -------     ----------     ------------    ------    ---------
Investments:
   Fixed maturity AFS securities:
     Corporate bonds.................................   $    363      $  (26)      $    (6)        $   (51)      $  (6)    $    274
     Foreign government bonds........................         --          --            (5)             --          --           (5)
     RMBS............................................         --          --            (6)             (2)         --           (8)
     CMBS............................................         --          --            --             (11)         --          (11)
     CLOs............................................         72          --            --             (11)         --           61
     State and municipal bonds.......................         32          --            --              --          --           32
   Equity AFS securities.............................         26          --            --              --          --           26
   Trading securities................................         --          --            --              (2)         --           (2)
   Derivative investments............................        454         (34)         (238)             --          --          182
Future contract benefits -- indexed annuity and
   universal life contracts embedded derivatives.....        (99)         --            --             (98)         --         (197)
                                                       ----------     -------     ----------     ------------    ------    ---------
        Total, net...................................   $    848      $  (60)      $  (255)        $  (175)      $  (6)    $    352
                                                       ==========     =======     ==========     ============    ======    =========

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2011
                                                       -----------------------------------------------------------------------------
                                                        ISSUANCES      SALES      MATURITIES      SETTLEMENTS     CALLS      TOTAL
                                                       ----------     -------     ----------     ------------    ------    ---------
Investments:
   Fixed maturity AFS securities:
     Corporate bonds.................................   $    237      $ (216)      $   (15)        $   (51)      $ (89)    $   (134)
     U.S. government bonds...........................         --          --            --              (1)         --           (1)
     Foreign government bonds........................         --          (3)           --              --          --           (3)
     RMBS............................................         51          --            --             (15)         --           36
     CMBS............................................         --         (50)           --             (24)         --          (74)
     CLOs............................................         --         (33)           --             (39)         --          (72)
     Hybrid and redeemable preferred securities......          9         (16)           --              --          --           (7)
   Equity AFS securities.............................         19         (16)           --              --          --            3
   Trading securities................................         --          (2)           --              (5)         --           (7)
   Derivative investments............................        396          (7)         (277)             --          --          112
Future contract benefits -- indexed annuity and
   universal life contracts embedded derivatives.....        (59)         --            --             152          --           93
Other liabilities -- credit default swaps............         --           6            --              --          --            6
                                                       ----------     -------     ----------     ------------    ------    ---------
        Total, net...................................   $    653      $ (337)      $  (292)        $    17       $ (89)    $    (48)
                                                       ==========     =======     ==========     ============    ======    =========
Benefit plans' assets................................   $     --      $   (3)      $    (3)        $    --       $  --     $     (6)
                                                       ==========     =======     ==========     ============    ======    =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                      ----------------------------------
                                        2013        2012         2011
                                      ----------   --------   ----------
Investments:(1)
   Derivative investments..........   $    (753)   $  (823)   $     472
Other assets -- GLB
   reserves embedded
   derivatives(1)..................      (2,444)        --           --
Future contract
   benefits -- indexed
   annuity and universal life
   contracts embedded
   derivatives(1)..................         (44)       (10)          (1)
VIEs' liabilities -- derivative
   instruments(1)..................         101        163          (82)
Other liabilities:
   Credit default swaps(2).........           9          6           (8)
   GLB reserves embedded
      derivatives(1)...............       2,444      1,472       (1,615)
                                      ----------   --------   ----------
      Total, net...................   $    (687)   $   808    $  (1,234)
                                      ==========   ========   ==========

--------------
(1) Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(2) Included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:

                                              FOR THE YEAR ENDED
                                               DECEMBER 31, 2013
                                       --------------------------------
                                        TRANSFERS   TRANSFERS
                                          IN TO      OUT OF
                                         LEVEL 3     LEVEL 3     TOTAL
                                       ----------  ----------   -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds................    $  367      $ (481)    $ (114)
      CMBS...........................        --          (8)        (8)
      CLOs...........................        --         (29)       (29)
      Hybrid and redeemable
         preferred securities........        20         (50)       (30)
   Trading securities................         8          --          8
                                       ----------  ----------   -------
         Total, net..................    $  395      $ (568)    $ (173)
                                       ==========  ==========   =======



                                              FOR THE YEAR ENDED
                                               DECEMBER 31, 2012
                                       --------------------------------
                                        TRANSFERS   TRANSFERS
                                          IN TO      OUT OF
                                         LEVEL 3     LEVEL 3     TOTAL
                                       ----------  ----------   -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds................    $   35      $ (677)    $ (642)
      Foreign government
         bonds.......................        --         (46)       (46)
      RMBS...........................        --        (147)      (147)
      CMBS...........................         5          (3)         2
      CLOs...........................         6         (20)       (14)
      Hybrid and redeemable
         preferred securities........        35         (40)        (5)
   Trading securities................         2         (18)       (16)
                                       ----------  ----------   -------
         Total, net..................    $   83      $ (951)    $ (868)
                                       ==========  ==========   =======

                                              FOR THE YEAR ENDED
                                               DECEMBER 31, 2011
                                       --------------------------------
                                        TRANSFERS   TRANSFERS
                                          IN TO      OUT OF
                                         LEVEL 3     LEVEL 3     TOTAL
                                       ----------  ----------   -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds................    $  246      $  (87)    $  159
      Foreign government
         bonds.......................        --         (17)       (17)
      CMBS...........................         4          --          4
      Hybrid and redeemable
         preferred securities........        18         (20)        (2)
   Equity AFS securities.............         1         (35)       (34)
   Trading securities................         1          (5)        (4)
                                       ----------  ----------   -------
         Total, net..................    $  270      $ (164)    $  106
                                       ==========  ==========   =======

Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2013, 2012 and 2011, our corporate bonds and RMBS transfers in and out were attributable primarily to the securities' observable market information no longer being available or becoming available. Transfers in and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period. When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result. When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result. For the years ended December 31, 2013, 2012 and 2011, the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2013:

                                           FAIR                VALUATION                        SIGNIFICANT
                                           VALUE               TECHNIQUE                    UNOBSERVABLE INPUTS
                                        -----------  ---------------------------  --------------------------------------
ASSETS
Investments:
   Fixed maturity AFS and trading
      securities:
         Corporate bonds..............  $   1,064      Discounted cash flow       Liquidity/duration adjustment(1)
         Foreign government bonds.....         78      Discounted cash flow       Liquidity/duration adjustment(1)
         Hybrid and redeemable
            preferred securities......         20      Discounted cash flow       Liquidity/duration adjustment(1)
   Equity AFS and trading securities..         28      Discounted cash flow       Liquidity/duration adjustment(1)
Other Assets -- GLB reserves
   embedded derivatives...............      1,244      Discounted cash flow       Long-term lapse rate(2)
                                                                                  Utilization of guaranteed
                                                                                     withdrawals(3)
                                                                                  Claims utilization factor(4)
                                                                                  Premiums utilization factor(4)
                                                                                  NPR(5)
                                                                                  Mortality rate(6)
                                                                                  Volatility(7)
LIABILITIES
Future contract benefits -- Indexed
   annuity and universal life
   contracts embedded derivatives.....     (1,048)     Discounted cash flow       Lapse rate(2)
                                                                                  Mortality rate(6)
Other Liabilities -- GLB reserves
   embedded derivatives...............     (1,244)     Discounted cash flow       Long-term lapse rate(2)
                                                                                  Utilization of guaranteed
                                                                                     withdrawals(3)
                                                                                  Claims utilization factor(4)
                                                                                  Premiums utilization factor(4)
                                                                                  NPR(5)
                                                                                  Mortality rate(6)
                                                                                  Volatility(7)

                                          ASSUMPTION OR
                                          INPUT RANGES
                                        -----------------
ASSETS
Investments:
   Fixed maturity AFS and trading
      securities:
         Corporate bonds..............  0.8% - 10.6%
         Foreign government bonds.....  2.3% - 3.9%
         Hybrid and redeemable
            preferred securities......  2.4%
   Equity AFS and trading securities..  4.3% - 5.9%
Other Assets -- GLB reserves
   embedded derivatives...............  1% - 27%

                                        90% - 100%
                                        60% - 100%
                                        77% - 132%
                                        0% - 0.53%
                                        (8)
                                        1% - 28%
LIABILITIES
Future contract benefits -- Indexed
   annuity and universal life
   contracts embedded derivatives.....  1% - 15%
                                        (9)
Other Liabilities -- GLB reserves
   embedded derivatives...............  1% - 27%

                                        90% - 100%
                                        60% - 100%
                                        77% - 132%
                                        0% - 0.53%
                                        (8)
                                        1% - 28%

---------------
(1) The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(2) The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity and universal life contracts represents the lapse rates during the surrender charge period.
(3) The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4) The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.
(5) The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6) The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7) The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets. Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.
(8) The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.
(9) Based on the "Annuity 2000 Mortality Table" developed by the Society of Actuaries Committee on Life Insurance Research that was adopted by the National Association of Insurance Commissioners in 1996 for our mortality input.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the broker quotes received may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

  - INVESTMENTS - An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.


  - INDEXED ANNUITY AND UNIVERSAL LIFE CONTRACTS EMBEDDED DERIVATIVES - An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
  - GLB RESERVES EMBEDDED DERIVATIVES - Assuming our GLB reserves embedded derivatives are in a liability position: an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guarantee withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our on-going valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see "Summary of Significant Accounting Policies" above.



--------------------------------------------------------------------------------
22. SEGMENT INFORMATION


We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), indexed UL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers group non-medical insurance products, principally term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of employee-paid and employer-paid plans. Its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to our excess capital; investments in media properties and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off Institutional Pension business, the majority of which was sold on a group annuity basis; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

  - Realized gains and losses associated with the following ("excluded realized gain (loss)"):
    - Sales or disposals of securities;
    - Impairments of securities;
    - Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities;
    - Changes in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;
    - Changes in the fair value of the embedded derivatives of our GLB riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them; and
    - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value;

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


22. SEGMENT INFORMATION (CONTINUED)


  - Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
  - Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
  - Gains (losses) on early extinguishment of debt;
  - Losses from the impairment of intangible assets;
  - Income (loss) from discontinued operations; and
  - Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

  - Excluded realized gain (loss);
  - Revenue adjustments from the initial adoption of new accounting standards;
  - Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
  - Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                      -------------------------------
                                        2013        2012       2011
                                      ---------  ----------  --------
REVENUES
Operating revenues:
   Annuities......................    $  3,044   $   2,713   $ 2,588
   Retirement Plan Services.......       1,061       1,015       988
   Life Insurance.................       4,781       4,820     4,347
   Group Protection...............       2,260       2,090     1,938
   Other Operations...............         392         411       449
Excluded realized gain (loss),
   pre-tax........................         (81)       (235)     (342)
Amortization of deferred gain
   arising from reserve changes
   on business sold through
   reinsurance, pre-tax...........           3           3         3
                                      ---------  ----------  --------
      Total revenues..............    $ 11,460   $  10,817   $ 9,971
                                      =========  ==========  ========



                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                         2013      2012      2011
                                       --------   --------  -------
NET INCOME (LOSS)
Income (loss) from operations:
   Annuities......................     $   715    $   608   $  549
   Retirement Plan Services.......         135        131      146
   Life Insurance.................         464        538      463
   Group Protection...............          71         72       97
   Other Operations...............          (5)       (39)     (28)
Excluded realized gain (loss),
   after-tax......................         (53)      (152)    (222)
Income (loss) from reserve
   changes (net of related
   amortization) on business
   sold through reinsurance,
   after-tax......................           2          2        2
Impairment of intangibles,
   after-tax......................          --          2     (744)
                                       --------   --------  -------
      Net income (loss)...........     $ 1,329    $ 1,162   $  263
                                       ========   ========  =======

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      ----------------------------
                                        2013      2012       2011
                                      -------    -------   -------
NET INVESTMENT INCOME
Annuities.........................    $ 1,022    $ 1,058   $ 1,091
Retirement Plan Services..........        825        797       792
Life Insurance....................      2,317      2,297     2,168
Group Protection..................        165        161       152
Other Operations..................        232        238       287
                                      -------    -------   -------
   Total net investment
      income......................    $ 4,561    $ 4,551   $ 4,490
                                      =======    =======   =======

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                        --------------------------
                                         2013      2012       2011
                                        -----     -------    -----
AMORTIZATION OF DAC AND
   VOBA, NET OF INTEREST
Annuities.........................      $ 374     $   307    $ 335
Retirement Plan Services..........         48          42       33
Life Insurance....................        441         609      416
Group Protection..................         53          48       39
                                        -----     -------    -----
   Total amortization of DAC
      and VOBA, net of
      interest....................      $ 916     $ 1,006    $ 823
                                        =====     =======    =====

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


22. SEGMENT INFORMATION (CONTINUED)



                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           ------------------------
                                            2013    2012     2011
                                           ------   ------  -------
FEDERAL INCOME TAX
   EXPENSE (BENEFIT)
Annuities...........................       $ 159    $ 117   $   92
Retirement Plan Services............          46       29       56
Life Insurance......................         225      326      202
Group Protection....................          38       38       52
Other Operations....................          (9)     (82)     (13)
Excluded realized gain (loss).......         (29)     (83)    (120)
Reserve changes (net of related
   amortization) on business
   sold through reinsurance.........           1        1        1
Impairment of intangibles...........          --       (2)      --
                                           ------   ------  -------
   Total federal income tax
      expense (benefit).............       $ 431    $ 344   $  270
                                           ======   ======  =======



                                                AS OF DECEMBER 31,
                                              ----------------------
                                                 2013        2012
                                              ----------  ----------
ASSETS
Annuities.................................    $  119,147  $  107,872
Retirement Plan Services..................        32,367      30,654
Life Insurance............................        67,470      62,867
Group Protection..........................         3,865       3,733
Other Operations..........................        14,659      13,254
                                              ----------  ----------
   Total assets...........................    $  237,508  $  218,380
                                              ==========  ==========


--------------------------------------------------------------------------------
23. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA


The following summarizes our supplemental cash flow data (in millions):

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           -------------------------
                                            2013     2012     2011
                                           -------  -------  -------
Interest paid............................  $   91   $  134   $   88
Income taxes paid (received).............      (6)     136      159
Significant non-cash investing
   and financing transactions:
   Exchange of surplus note for
      promissory note with affiliate:
      Carrying value of asset............  $  360   $   --   $   --
      Carrying value of liability........    (360)      --       --
                                           -------  -------  -------
        Net asset (liability) from
           exchange......................  $   --   $   --   $   --
                                           =======  =======  =======
   Reinsurance ceded:
      Carrying value of assets...........  $   11   $  367   $   --
      Carrying value of liabilities......      11     (367)      --
                                           -------  -------  -------
        Total reinsurance ceded..........  $   22   $   --   $   --
                                           =======  =======  =======
   Reinsurance recaptured:
      Carrying value of assets...........  $   --   $  (34)  $  243
      Carrying value of liabilities......      --      (84)    (441)
                                           -------  -------  -------
        Total reinsurance recaptured.....  $   --   $ (118)  $ (198)
                                           =======  =======  =======
   Reinsurance novated:
      Carrying value of assets...........  $   --   $   --   $   --
      Carrying value of liabilities......      --      (26)      --
                                           -------  -------  -------
        Total reinsurance novated........  $   --   $  (26)  $   --
                                           =======  =======  =======
   Capital contributions:
      Carrying value of assets (includes
        cash and invested cash)..........  $   --   $   --   $   10
      Carrying value of liabilities......      --       --       --
                                           -------  -------  -------
        Total capital contributions......  $   --   $   --   $   10
                                           =======  =======  =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
24. TRANSACTIONS WITH AFFILIATES


Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                                      AS OF DECEMBER 31,
                                                     --------------------
                                                       2013        2012
                                                     ---------   --------
Assets with affiliates:
   Accrued inter-company interest
      receivable(1)................................  $      2    $     --
   Bonds(2)........................................       773         100
   Ceded reinsurance contracts(3)..................       315       2,887
   Ceded reinsurance contracts(4)..................       268           9
   Ceded reinsurance contracts(5)..................        51          --
   Cash management agreement
      investment(5)................................       777         748
   Promissory note due from LNC(2).................       100          --
   Service agreement receivable(5).................         5          15
Liabilities with affiliates:
   Accrued inter-company interest
      payable(6)...................................         4          --
   Assumed reinsurance contracts(7)................       407         438
   Ceded reinsurance contracts(4)..................        --         183
   Ceded reinsurance contracts(8)..................     2,244       4,252
   Ceded reinsurance contracts(6)..................      (202)         --
   Inter-company short-term debt(9)................        51          28
   Inter-company long-term debt(10)................     2,350       1,679

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                         ----------------------------
                                           2013     2012      2011
                                         --------  -------  ---------
Revenues with affiliates:
   Premiums received on assumed
      (paid on ceded) reinsurance
      contracts(11)....................  $  (318)  $ (188)  $   (335)
   Net investment income on
      intercompany notes(12)...........        5       --         --
   Fees for management of general
      account(12)......................     (103)     (92)        --
Realized gains (losses) on
ceded reinsurance contracts:(13)
   GLB reserves embedded
      derivatives......................   (2,153)      --         --
   Reinsurance related settlements.....    2,110       --         --
   Other gains (losses)................      242       --         --
Benefits and expenses with affiliates:
   Reinsurance (recoveries) benefits
      on ceded reinsurance
      contracts(14)....................     (205)    (433)    (1,181)
   Service agreement payments(15)......      100      114         75
   Interest expense on
      inter-company debt(16)...........       92      109        107

--------------
(1)   Reported in accrued investment income on our Consolidated Balance
      Sheets.
(2)   Reported in fixed maturity AFS securities on our Consolidated Balance
      Sheets.
(3)   Reported in reinsurance recoverables on our Consolidated Balance
      Sheets.
(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.


(5)  Reported in other assets on our Consolidated Balance Sheets.
(6)  Reported in other liabilities on our Consolidated Balance Sheets.
(7)  Reported in future contract benefits on our Consolidated Balance Sheets.
(8) Reported in funds withheld reinsurance liabilities on our Consolidated Balance Sheets.
 (9) Reported in short-term debt on our Consolidated Balance Sheets.
(10) Reported in long-term debt on our Consolidated Balance Sheets.
(11) Reported in insurance premiums on our Consolidated Statements of Comprehensive Income (Loss).
(12) Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(13) Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(14) Reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).
(15) Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).
(16) Reported in interest and debt expense on our Consolidated Statements of Comprehensive Income (Loss).

BONDS
LNC issues bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

CASH MANAGEMENT AGREEMENT
In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently 3% of our admitted assets as of our most recent year end.

SERVICE AGREEMENT
In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: headcount, capital, investments by product, weighted policies in force, and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT
On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


24. TRANSACTIONS WITH AFFILIATES (CONTINUED)


with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

Effective January 1, 2012, LNL entered into an Investment Advisory Agreement with Lincoln Investment Management Company ("LIMCO"), also a wholly-owned subsidiary of LNC. LIMCO provides investment advisory services to LNL and enters into sub-advisory agreements with other third-party investment advisers.


CEDED REINSURANCE CONTRACTS
As discussed in Note 9, we cede insurance contracts to and assume insurance contracts from affiliated companies. We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR. As discussed in Note 6, we cede the change in the GLB reserves embedded derivatives and the related hedge results to LNBAR. As discussed in Note 3, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $651 million and $76 million as of December 31, 2013 and 2012, respectively. The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.



--------------------------------------------------------------------------------
25. SUBSEQUENT EVENTS


On March 26, 2014, LNL paid a cash dividend in the amount of $150 million to LNC.

         LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2013



                                                                                                                   MORTALITY &
                                                                                                                   EXPENSE
                                                                     CONTRACT                       CONTRACT       GUARANTEE
                                                                     PURCHASES                      REDEMPTIONS    CHARGES
                                                                     DUE FROM                       DUE TO         PAYABLE TO
                                                                     THE LINCOLN                    THE LINCOLN    THE LINCOLN
                                                                     NATIONAL LIFE                  NATIONAL LIFE  NATIONAL LIFE
                                                                     INSURANCE                      INSURANCE      INSURANCE
SUBACCOUNT                                             INVESTMENTS   COMPANY         TOTAL ASSETS   COMPANY        COMPANY
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                $    3,807,073  $     35,701   $    3,842,774   $       --      $     56
ABVPSF Growth and Income Class A                         18,073,091         2,793       18,075,884           --           271
ABVPSF International Value Class A                        9,004,146            --        9,004,146       12,524           117
ABVPSF Large Cap Growth Class A                           2,189,250           836        2,190,086           --            35
ABVPSF Small/Mid Cap Value Class A                       21,675,344            --       21,675,344       10,002           324
American Century VP Inflation Protection
   Class I                                               13,560,452         2,909       13,563,361           --           201
American Funds Global Growth Class 2                     30,587,630       112,284       30,699,914           --           443
American Funds Global Small Capitalization
   Class 2                                               34,250,484        23,610       34,274,094           --           488
American Funds Growth Class 2                           144,233,902        42,148      144,276,050           --         2,107
American Funds Growth-Income Class 2                    128,326,854        63,969      128,390,823           --         1,825
American Funds International Class 2                     78,417,130        58,508       78,475,638           --         1,119
BlackRock Global Allocation V.I. Class I                 57,375,812        23,631       57,399,443           --           799
Delaware VIP Diversified Income Standard Class           36,907,584            --       36,907,584        7,323           520
Delaware VIP Emerging Markets Standard Class             37,315,568        27,390       37,342,958           --           533
Delaware VIP High Yield Standard Class                   23,236,477            --       23,236,477       26,176           349
Delaware VIP Limited-Term Diversified Income
   Standard Class                                        14,700,208            --       14,700,208       16,827           178
Delaware VIP REIT Standard Class                         30,749,925        32,201       30,782,126           --           459
Delaware VIP Small Cap Value Standard Class              49,734,241            --       49,734,241      442,656           751
Delaware VIP Smid Cap Growth Standard Class              32,443,132         6,080       32,449,212           --           462
Delaware VIP U.S. Growth Standard Class                   9,571,682        10,861        9,582,543           --           126
Delaware VIP Value Standard Class                        27,284,278       150,851       27,435,129           --           402
DWS Alternative Asset Allocation VIP Class A              7,024,212        41,319        7,065,531           --           100
DWS Equity 500 Index VIP Class A                         44,084,743        16,936       44,101,679           --           653
DWS Small Cap Index VIP Class A                          12,692,029         1,691       12,693,720           --           200
Fidelity VIP Asset Manager Initial Class                    781,712            --          781,712          709            12
Fidelity VIP Contrafund Service Class                    86,482,923        20,752       86,503,675           --         1,248
Fidelity VIP Equity-Income Initial Class                  2,385,091           129        2,385,220           --            36
Fidelity VIP Equity-Income Service Class                  7,024,156           107        7,024,263           --           110
Fidelity VIP Growth Service Class                        12,193,876         7,062       12,200,938           --           198
Fidelity VIP Growth Opportunities Service Class           3,462,230            --        3,462,230           11            42
Fidelity VIP High Income Service Class                    1,686,959            --        1,686,959           --            25
Fidelity VIP Investment Grade Bond Initial Class          1,324,580            80        1,324,660           --            20
Fidelity VIP Mid Cap Service Class                       28,220,443        65,391       28,285,834           --           387
Fidelity VIP Overseas Service Class                       6,897,809            --        6,897,809       13,397           107
FTVIPT Franklin Income Securities Class 1                24,984,329         8,620       24,992,949           --           325
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 1                                               13,736,570         2,256       13,738,826           --           193
FTVIPT Mutual Shares Securities Class 1                  21,253,859        22,292       21,276,151           --           239
FTVIPT Templeton Foreign Securities Class 1               1,640,148            --        1,640,148          517            25
FTVIPT Templeton Foreign Securities Class 2               4,538,205            57        4,538,262           --            71
FTVIPT Templeton Global Bond Securities
   Class 1                                               12,519,415            --       12,519,415      216,010           176
FTVIPT Templeton Growth Securities Class 1                8,137,055            --        8,137,055           85           130
FTVIPT Templeton Growth Securities Class 2                1,431,515           702        1,432,217           --            21
Invesco V.I. American Franchise Series I                 12,781,620           745       12,782,365           --           181
Invesco V.I. Core Equity Series I                        17,188,688           797       17,189,485           --           241
Invesco V.I. Diversified Income Series I                    617,259            --          617,259           --             9
Invesco V.I. International Growth Series I                6,617,547           652        6,618,199           --            93
Janus Aspen Balanced Institutional Class                 10,837,936        17,396       10,855,332           --           158
Janus Aspen Balanced Service Class                        8,783,962            --        8,783,962      118,632           129










SUBACCOUNT                                              NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                $     3,842,718
ABVPSF Growth and Income Class A                          18,075,613
ABVPSF International Value Class A                         8,991,505
ABVPSF Large Cap Growth Class A                            2,190,051
ABVPSF Small/Mid Cap Value Class A                        21,665,018
American Century VP Inflation Protection
   Class I                                                13,563,160
American Funds Global Growth Class 2                      30,699,471
American Funds Global Small Capitalization
   Class 2                                                34,273,606
American Funds Growth Class 2                            144,273,943
American Funds Growth-Income Class 2                     128,388,998
American Funds International Class 2                      78,474,519
BlackRock Global Allocation V.I. Class I                  57,398,644
Delaware VIP Diversified Income Standard Class            36,899,741
Delaware VIP Emerging Markets Standard Class              37,342,425
Delaware VIP High Yield Standard Class                    23,209,952
Delaware VIP Limited-Term Diversified Income
   Standard Class                                         14,683,203
Delaware VIP REIT Standard Class                          30,781,667
Delaware VIP Small Cap Value Standard Class               49,290,834
Delaware VIP Smid Cap Growth Standard Class               32,448,750
Delaware VIP U.S. Growth Standard Class                    9,582,417
Delaware VIP Value Standard Class                         27,434,727
DWS Alternative Asset Allocation VIP Class A               7,065,431
DWS Equity 500 Index VIP Class A                          44,101,026
DWS Small Cap Index VIP Class A                           12,693,520
Fidelity VIP Asset Manager Initial Class                     780,991
Fidelity VIP Contrafund Service Class                     86,502,427
Fidelity VIP Equity-Income Initial Class                   2,385,184
Fidelity VIP Equity-Income Service Class                   7,024,153
Fidelity VIP Growth Service Class                         12,200,740
Fidelity VIP Growth Opportunities Service Class            3,462,177
Fidelity VIP High Income Service Class                     1,686,934
Fidelity VIP Investment Grade Bond Initial Class           1,324,640
Fidelity VIP Mid Cap Service Class                        28,285,447
Fidelity VIP Overseas Service Class                        6,884,305
FTVIPT Franklin Income Securities Class 1                 24,992,624
FTVIPT Franklin Small-Mid Cap Growth Securities
   Class 1                                                13,738,633
FTVIPT Mutual Shares Securities Class 1                   21,275,912
FTVIPT Templeton Foreign Securities Class 1                1,639,606
FTVIPT Templeton Foreign Securities Class 2                4,538,191
FTVIPT Templeton Global Bond Securities
   Class 1                                                12,303,229
FTVIPT Templeton Growth Securities Class 1                 8,136,840
FTVIPT Templeton Growth Securities Class 2                 1,432,196
Invesco V.I. American Franchise Series I                  12,782,184
Invesco V.I. Core Equity Series I                         17,189,244
Invesco V.I. Diversified Income Series I                     617,250
Invesco V.I. International Growth Series I                 6,618,106
Janus Aspen Balanced Institutional Class                  10,855,174
Janus Aspen Balanced Service Class                         8,665,201



See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

DECEMBER 31, 2013



                                                                                                                   MORTALITY &
                                                                                                                   EXPENSE
                                                                     CONTRACT                       CONTRACT       GUARANTEE
                                                                     PURCHASES                      REDEMPTIONS    CHARGES
                                                                     DUE FROM                       DUE TO         PAYABLE TO
                                                                     THE LINCOLN                    THE LINCOLN    THE LINCOLN
                                                                     NATIONAL LIFE                  NATIONAL LIFE  NATIONAL LIFE
                                                                     INSURANCE                      INSURANCE      INSURANCE
SUBACCOUNT                                             INVESTMENTS   COMPANY         TOTAL ASSETS   COMPANY        COMPANY
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Enterprise Service Class                 $    3,440,984  $        153   $    3,441,137   $       --      $     55
Janus Aspen Global Research Institutional Class          10,591,380           766       10,592,146           --           139
Janus Aspen Global Research Service Class                 2,476,426           808        2,477,234           --            35
Janus Aspen Global Technology Service Class               1,578,919            --        1,578,919           --            24
LVIP Baron Growth Opportunities
   Standard Class                                         1,546,857           363        1,547,220           --            26
LVIP Baron Growth Opportunities Service Class            15,949,078        36,192       15,985,270           --           229
LVIP BlackRock Emerging Markets RPM
   Standard Class                                         1,186,974            --        1,186,974           --            19
LVIP BlackRock Equity Dividend RPM
   Standard Class                                        11,781,596        10,087       11,791,683           --           187
LVIP BlackRock Inflation Protected Bond
   Standard Class                                         9,564,583        46,309        9,610,892           --           129
LVIP Capital Growth Standard Class                        6,294,575        27,670        6,322,245           --            68
LVIP Clarion Global Real Estate Standard Class           10,035,460            --       10,035,460        9,228           136
LVIP Columbia Small-Mid Cap Growth RPM
   Standard Class                                         3,717,636         1,058        3,718,694           --            56
LVIP Delaware Bond Standard Class                        85,843,097            --       85,843,097       64,654         1,207
LVIP Delaware Diversified Floating Rate
   Standard Class                                         7,859,280         2,859        7,862,139           --           123
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                         3,494,454             5        3,494,459           --            55
LVIP Delaware Growth and Income
   Standard Class                                         3,392,027         1,756        3,393,783           --            47
LVIP Delaware Social Awareness Standard Class             4,214,049           787        4,214,836           --            58
LVIP Delaware Special Opportunities
   Standard Class                                         5,543,557            --        5,543,557            4            81
LVIP Dimensional Non-U.S. Equity RPM
   Standard Class                                         3,266,955         5,074        3,272,029           --            36
LVIP Dimensional U.S. Equity RPM
   Standard Class                                         4,674,701         5,143        4,679,844           --            57
LVIP Dimensional/Vanguard Total Bond
   Standard Class                                         7,697,397        76,077        7,773,474           --           104
LVIP Global Income Standard Class                         7,607,315         1,937        7,609,252           --            87
LVIP JPMorgan High Yield Standard Class                  13,378,918        49,202       13,428,120           --           185
LVIP JPMorgan Mid Cap Value RPM
   Standard Class                                         5,138,268         5,866        5,144,134           --            72
LVIP Managed Risk Profile 2010 Standard Class               323,008            --          323,008           --             5
LVIP Managed Risk Profile 2020 Standard Class             1,060,149            --        1,060,149           --            15
LVIP Managed Risk Profile 2030 Standard Class             2,148,288            --        2,148,288           99            32
LVIP Managed Risk Profile 2040 Standard Class             3,843,405            --        3,843,405           --            50
LVIP Managed Risk Profile Conservative
   Standard Class                                        23,620,309           913       23,621,222           --           345
LVIP Managed Risk Profile Growth
   Standard Class                                        76,830,471        30,587       76,861,058           --         1,042
LVIP Managed Risk Profile Moderate
   Standard Class                                        73,148,815            --       73,148,815           --         1,026
LVIP MFS International Growth Standard Class             10,202,489        16,973       10,219,462           --           137
LVIP MFS Value Standard Class                            26,692,825        18,413       26,711,238           --           330
LVIP Mid-Cap Value Standard Class                         4,411,327           119        4,411,446           --            52
LVIP Mondrian International Value Standard Class         19,068,021       247,091       19,315,112           --           281
LVIP Money Market Standard Class                         82,780,821     3,659,358       86,440,179           --         1,203
LVIP SSgA Bond Index Standard Class                       5,795,401        11,669        5,807,070           --            81










SUBACCOUNT                                              NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Enterprise Service Class                 $     3,441,082
Janus Aspen Global Research Institutional Class           10,592,007
Janus Aspen Global Research Service Class                  2,477,199
Janus Aspen Global Technology Service Class                1,578,895
LVIP Baron Growth Opportunities
   Standard Class                                          1,547,194
LVIP Baron Growth Opportunities Service Class             15,985,041
LVIP BlackRock Emerging Markets RPM
   Standard Class                                          1,186,955
LVIP BlackRock Equity Dividend RPM
   Standard Class                                         11,791,496
LVIP BlackRock Inflation Protected Bond
   Standard Class                                          9,610,763
LVIP Capital Growth Standard Class                         6,322,177
LVIP Clarion Global Real Estate Standard Class            10,026,096
LVIP Columbia Small-Mid Cap Growth RPM
   Standard Class                                          3,718,638
LVIP Delaware Bond Standard Class                         85,777,236
LVIP Delaware Diversified Floating Rate
   Standard Class                                          7,862,016
LVIP Delaware Foundation Aggressive Allocation
   Standard Class                                          3,494,404
LVIP Delaware Growth and Income
   Standard Class                                          3,393,736
LVIP Delaware Social Awareness Standard Class              4,214,778
LVIP Delaware Special Opportunities
   Standard Class                                          5,543,472
LVIP Dimensional Non-U.S. Equity RPM
   Standard Class                                          3,271,993
LVIP Dimensional U.S. Equity RPM
   Standard Class                                          4,679,787
LVIP Dimensional/Vanguard Total Bond
   Standard Class                                          7,773,370
LVIP Global Income Standard Class                          7,609,165
LVIP JPMorgan High Yield Standard Class                   13,427,935
LVIP JPMorgan Mid Cap Value RPM
   Standard Class                                          5,144,062
LVIP Managed Risk Profile 2010 Standard Class                323,003
LVIP Managed Risk Profile 2020 Standard Class              1,060,134
LVIP Managed Risk Profile 2030 Standard Class              2,148,157
LVIP Managed Risk Profile 2040 Standard Class              3,843,355
LVIP Managed Risk Profile Conservative
   Standard Class                                         23,620,877
LVIP Managed Risk Profile Growth
   Standard Class                                         76,860,016
LVIP Managed Risk Profile Moderate
   Standard Class                                         73,147,789
LVIP MFS International Growth Standard Class              10,219,325
LVIP MFS Value Standard Class                             26,710,908
LVIP Mid-Cap Value Standard Class                          4,411,394
LVIP Mondrian International Value Standard Class          19,314,831
LVIP Money Market Standard Class                          86,438,976
LVIP SSgA Bond Index Standard Class                        5,806,989



See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

DECEMBER 31, 2013



                                                                                                                  MORTALITY &
                                                                                                                  EXPENSE
                                                                    CONTRACT                       CONTRACT       GUARANTEE
                                                                    PURCHASES                      REDEMPTIONS    CHARGES
                                                                    DUE FROM                       DUE TO         PAYABLE TO
                                                                    THE LINCOLN                    THE LINCOLN    THE LINCOLN
                                                                    NATIONAL LIFE                  NATIONAL LIFE  NATIONAL LIFE
                                                                    INSURANCE                      INSURANCE      INSURANCE
SUBACCOUNT                                            INVESTMENTS   COMPANY         TOTAL ASSETS   COMPANY        COMPANY
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSgA Conservative Index Allocation
   Standard Class                                   $    3,781,978  $         --   $    3,781,978   $       --      $     60
LVIP SSgA Conservative Structured Allocation
   Standard Class                                        2,177,388            --        2,177,388           --            33
LVIP SSgA Developed International 150
   Standard Class                                        1,489,487        80,090        1,569,577           --            22
LVIP SSgA Emerging Markets 100 Standard Class           10,978,255        28,697       11,006,952           --           141
LVIP SSgA Global Tactical Allocation RPM
   Standard Class                                       16,237,328        50,496       16,287,824           --           220
LVIP SSgA International Index Standard Class             4,796,302         4,215        4,800,517           --            66
LVIP SSgA Large Cap 100 Standard Class                   4,558,870           214        4,559,084           --            63
LVIP SSgA Moderate Index Allocation
   Standard Class                                        6,319,889        92,699        6,412,588           --            78
LVIP SSgA Moderate Structured Allocation
   Standard Class                                       13,141,243       264,529       13,405,772           --           206
LVIP SSgA Moderately Aggressive Index
   Allocation Standard Class                            13,704,089         3,450       13,707,539           --           206
LVIP SSgA Moderately Aggressive Structured
   Allocation Standard Class                             9,823,758            --        9,823,758           --           136
LVIP SSgA S&P 500 Index Standard Class                  39,925,638       364,981       40,290,619           --           552
LVIP SSgA Small-Cap Index Standard Class                 7,916,387            54        7,916,441           --           114
LVIP SSgA Small-Mid Cap 200 Standard Class               5,329,290        71,017        5,400,307           --            78
LVIP T. Rowe Price Growth Stock Standard Class          11,038,333        15,002       11,053,335           --           156
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                        6,052,703         3,618        6,056,321           --            86
LVIP Templeton Growth RPM Standard Class                 5,210,128            --        5,210,128           --            67
LVIP UBS Large Cap Growth RPM
   Standard Class                                        9,534,298            --        9,534,298        9,269           116
LVIP Vanguard Domestic Equity ETF
   Standard Class                                        6,411,544            --        6,411,544           --            94
LVIP Vanguard International Equity ETF
   Standard Class                                        5,305,881         7,975        5,313,856           --            83
M Capital Appreciation                                   1,523,753            --        1,523,753           --            22
M International Equity                                   2,379,340            --        2,379,340           --            34
M Large Cap Growth                                       2,613,108            --        2,613,108           --            38
M Large Cap Value                                        2,066,663            --        2,066,663           --            29
MFS VIT Core Equity Initial Class                          825,195            --          825,195           --            11
MFS VIT Growth Initial Class                            16,497,003        11,829       16,508,832           --           220
MFS VIT Total Return Initial Class                      28,480,336         4,749       28,485,085           --           421
MFS VIT Utilities Initial Class                         27,700,256         4,155       27,704,411           --           395
NB AMT Large Cap Value I Class                           1,516,280            --        1,516,280           --            22
NB AMT Mid Cap Growth I Class                           19,516,355         4,471       19,520,826           --           296
NB AMT Mid Cap Intrinsic Value I Class                   6,220,085         2,632        6,222,717           --            96
PIMCO VIT CommodityRealReturn Strategy
   Administrative Class                                 11,376,077       180,641       11,556,718           --           151
Putnam VT Global Health Care Class IB                    2,176,443            78        2,176,521           --            31
Putnam VT Growth & Income Class IB                       1,622,030           142        1,622,172           --            20










SUBACCOUNT                                             NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSgA Conservative Index Allocation
   Standard Class                                   $     3,781,918
LVIP SSgA Conservative Structured Allocation
   Standard Class                                         2,177,355
LVIP SSgA Developed International 150
   Standard Class                                         1,569,555
LVIP SSgA Emerging Markets 100 Standard Class            11,006,811
LVIP SSgA Global Tactical Allocation RPM
   Standard Class                                        16,287,604
LVIP SSgA International Index Standard Class              4,800,451
LVIP SSgA Large Cap 100 Standard Class                    4,559,021
LVIP SSgA Moderate Index Allocation
   Standard Class                                         6,412,510
LVIP SSgA Moderate Structured Allocation
   Standard Class                                        13,405,566
LVIP SSgA Moderately Aggressive Index
   Allocation Standard Class                             13,707,333
LVIP SSgA Moderately Aggressive Structured
   Allocation Standard Class                              9,823,622
LVIP SSgA S&P 500 Index Standard Class                   40,290,067
LVIP SSgA Small-Cap Index Standard Class                  7,916,327
LVIP SSgA Small-Mid Cap 200 Standard Class                5,400,229
LVIP T. Rowe Price Growth Stock Standard Class           11,053,179
LVIP T. Rowe Price Structured Mid-Cap Growth
   Standard Class                                         6,056,235
LVIP Templeton Growth RPM Standard Class                  5,210,061
LVIP UBS Large Cap Growth RPM
   Standard Class                                         9,524,913
LVIP Vanguard Domestic Equity ETF
   Standard Class                                         6,411,450
LVIP Vanguard International Equity ETF
   Standard Class                                         5,313,773
M Capital Appreciation                                    1,523,731
M International Equity                                    2,379,306
M Large Cap Growth                                        2,613,070
M Large Cap Value                                         2,066,634
MFS VIT Core Equity Initial Class                           825,184
MFS VIT Growth Initial Class                             16,508,612
MFS VIT Total Return Initial Class                       28,484,664
MFS VIT Utilities Initial Class                          27,704,016
NB AMT Large Cap Value I Class                            1,516,258
NB AMT Mid Cap Growth I Class                            19,520,530
NB AMT Mid Cap Intrinsic Value I Class                    6,222,621
PIMCO VIT CommodityRealReturn Strategy
   Administrative Class                                  11,556,567
Putnam VT Global Health Care Class IB                     2,176,490
Putnam VT Growth & Income Class IB                        1,622,152



See accompanying notes.

                    [THIS PAGE INTENTIONALLY LEFT BLANK]

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2013




                                                                      DIVIDENDS
                                                                      FROM         MORTALITY AND       NET            NET REALIZED
                                                                      INVESTMENT   EXPENSE             INVESTMENT     GAIN (LOSS)
SUBACCOUNT                                                            INCOME       GUARANTEE CHARGES   INCOME (LOSS)  ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                $      8,495      $   (17,607)    $     (9,112)   $    112,912
ABVPSF Growth and Income Class A                                          218,778          (92,980)         125,798         644,762
ABVPSF International Value Class A                                        513,438          (39,245)         474,193         (83,084)
ABVPSF Large Cap Growth Class A                                             1,625          (12,926)         (11,301)        280,253
ABVPSF Small/Mid Cap Value Class A                                        111,703         (100,325)          11,378         999,028
American Century VP Inflation Protection Class I                          277,023          (82,649)         194,374          16,017
American Funds Global Growth Class 2                                      333,637         (132,122)         201,515         854,236
American Funds Global Small Capitalization Class 2                        247,575         (154,201)          93,374         987,594
American Funds Growth Class 2                                           1,196,149         (684,916)         511,233       5,689,217
American Funds Growth-Income Class 2                                    1,521,072         (567,892)         953,180       4,316,641
American Funds International Class 2                                      944,580         (341,582)         602,998       1,214,559
BlackRock Global Allocation V.I. Class I                                  627,821         (193,872)         433,949         319,683
Delaware VIP Diversified Income Standard Class                            817,856         (178,850)         639,006         (13,108)
Delaware VIP Emerging Markets Standard Class                              513,430         (166,301)         347,129         422,384
Delaware VIP High Yield Standard Class                                  1,621,304         (124,749)       1,496,555         310,003
Delaware VIP Limited-Term Diversified Income Standard Class               187,802          (53,235)         134,567         (49,333)
Delaware VIP REIT Standard Class                                          451,379         (163,784)         287,595         869,695
Delaware VIP Small Cap Value Standard Class                               306,869         (240,935)          65,934       2,052,280
Delaware VIP Smid Cap Growth Standard Class                                 6,293         (141,188)        (134,895)      1,237,009
Delaware VIP U.S. Growth Standard Class                                    16,974          (29,225)         (12,251)        287,606
Delaware VIP Value Standard Class                                         348,623         (117,082)         231,541         979,072
DWS Alternative Asset Allocation VIP Class A                               92,690          (26,562)          66,128           5,815
DWS Equity 500 Index VIP Class A                                          726,742         (223,291)         503,451       2,238,936
DWS Small Cap Index VIP Class A                                           184,932          (68,176)         116,756         639,336
Fidelity VIP Asset Manager Initial Class                                   11,791           (4,153)           7,638           9,257
Fidelity VIP Contrafund Service Class                                     764,580         (391,563)         373,017       2,642,992
Fidelity VIP Equity-Income Initial Class                                   55,687          (12,491)          43,196          51,704
Fidelity VIP Equity-Income Service Class                                  158,256          (39,432)         118,824         168,350
Fidelity VIP Growth Service Class                                          20,127          (53,169)         (33,042)        473,378
Fidelity VIP Growth Opportunities Service Class                             6,064          (14,054)          (7,990)        231,369
Fidelity VIP High Income Service Class                                     96,463           (9,126)          87,337           8,699
Fidelity VIP Investment Grade Bond Initial Class                           32,010           (7,592)          24,418          (2,971)
Fidelity VIP Mid Cap Service Class                                        102,734         (107,656)          (4,922)        529,306
Fidelity VIP Overseas Service Class                                        78,838          (35,662)          43,176         111,665
FTVIPT Franklin Income Securities Class 1                               1,140,195          (84,972)       1,055,223         110,595
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                        --          (65,543)         (65,543)        597,350
FTVIPT Mutual Shares Securities Class 1                                   394,826          (65,063)         329,763         379,972
FTVIPT Templeton Foreign Securities Class 1                                39,921           (8,660)          31,261          28,737
FTVIPT Templeton Foreign Securities Class 2                                99,187          (23,870)          75,317          90,992
FTVIPT Templeton Global Bond Securities Class 1                           644,098          (69,043)         575,055         138,312
FTVIPT Templeton Growth Securities Class 1                                213,630          (45,203)         168,427         321,735
FTVIPT Templeton Growth Securities Class 2                                 36,463           (7,510)          28,953          47,871
Invesco V.I. American Franchise Series I                                   48,542          (58,467)          (9,925)        236,916
Invesco V.I. Core Equity Series I                                         224,004          (83,942)         140,062         635,918
Invesco V.I. Diversified Income Series I                                   33,418           (3,735)          29,683             545
Invesco V.I. International Growth Series I                                 72,249          (31,595)          40,654         258,091
Janus Aspen Balanced Institutional Class                                  161,430          (55,928)         105,502         157,565
Janus Aspen Balanced Service Class                                        107,259          (44,860)          62,399         168,742
Janus Aspen Enterprise Service Class                                       11,499          (19,389)          (7,890)        496,513
Janus Aspen Global Research Institutional Class                           117,034          (46,393)          70,641         231,545
Janus Aspen Global Research Service Class                                  25,247          (13,776)          11,471         254,455
Janus Aspen Global Technology Service Class                                    --           (8,397)          (8,397)        110,639
LVIP Baron Growth Opportunities Standard Class                              5,556           (7,474)          (1,918)         79,363
LVIP Baron Growth Opportunities Service Class                              50,381          (60,538)         (10,157)        624,065
LVIP BlackRock Emerging Markets RPM Standard Class                          8,275           (1,121)           7,154              88
LVIP BlackRock Equity Dividend RPM Standard Class                         165,712          (43,843)         121,869         484,669
LVIP BlackRock Inflation Protected Bond Standard Class                     42,928          (37,870)           5,058         (46,047)
LVIP Capital Growth Standard Class                                             --          (15,827)         (15,827)         69,739


                                                                     DIVIDENDS                      NET CHANGE
                                                                     FROM           TOTAL           IN UNREALIZED
                                                                     NET REALIZED   NET REALIZED    APPRECIATION OR
                                                                     GAIN ON        GAIN (LOSS)     DEPRECIATION
SUBACCOUNT                                                           INVESTMENTS    ON INVESTMENTS  ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                $         --    $    112,912    $     557,709
ABVPSF Growth and Income Class A                                               --         644,762        3,986,977
ABVPSF International Value Class A                                             --         (83,084)       1,283,570
ABVPSF Large Cap Growth Class A                                                --         280,253          409,416
ABVPSF Small/Mid Cap Value Class A                                      1,036,881       2,035,909        3,564,152
American Century VP Inflation Protection Class I                          570,015         586,032       (2,183,161)
American Funds Global Growth Class 2                                           --         854,236        5,308,351
American Funds Global Small Capitalization Class 2                             --         987,594        6,025,134
American Funds Growth Class 2                                                  --       5,689,217       25,989,060
American Funds Growth-Income Class 2                                           --       4,316,641       25,126,815
American Funds International Class 2                                           --       1,214,559       10,815,484
BlackRock Global Allocation V.I. Class I                                1,941,137       2,260,820        2,678,243
Delaware VIP Diversified Income Standard Class                            474,986         461,878       (1,730,255)
Delaware VIP Emerging Markets Standard Class                                   --         422,384        2,304,796
Delaware VIP High Yield Standard Class                                         --         310,003           28,909
Delaware VIP Limited-Term Diversified Income Standard Class                    --         (49,333)        (239,236)
Delaware VIP REIT Standard Class                                               --         869,695         (753,979)
Delaware VIP Small Cap Value Standard Class                             1,945,726       3,998,006        8,048,196
Delaware VIP Smid Cap Growth Standard Class                             1,397,994       2,635,003        6,552,501
Delaware VIP U.S. Growth Standard Class                                   186,264         473,870        1,429,749
Delaware VIP Value Standard Class                                              --         979,072        4,630,312
DWS Alternative Asset Allocation VIP Class A                                   --           5,815          (24,934)
DWS Equity 500 Index VIP Class A                                          863,273       3,102,209        7,357,575
DWS Small Cap Index VIP Class A                                           444,558       1,083,894        2,416,496
Fidelity VIP Asset Manager Initial Class                                    1,830          11,087           87,895
Fidelity VIP Contrafund Service Class                                      22,414       2,665,406       16,452,595
Fidelity VIP Equity-Income Initial Class                                  147,754         199,458          301,673
Fidelity VIP Equity-Income Service Class                                  437,896         606,246          849,703
Fidelity VIP Growth Service Class                                           7,262         480,640        2,304,723
Fidelity VIP Growth Opportunities Service Class                             1,618         232,987          772,778
Fidelity VIP High Income Service Class                                         --           8,699          (10,094)
Fidelity VIP Investment Grade Bond Initial Class                           16,418          13,447          (69,947)
Fidelity VIP Mid Cap Service Class                                      3,174,989       3,704,295        2,878,007
Fidelity VIP Overseas Service Class                                        23,421         135,086        1,432,605
FTVIPT Franklin Income Securities Class 1                                      --         110,595        1,199,634
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                   748,862       1,346,212        2,607,170
FTVIPT Mutual Shares Securities Class 1                                        --         379,972        3,276,840
FTVIPT Templeton Foreign Securities Class 1                                    --          28,737          260,767
FTVIPT Templeton Foreign Securities Class 2                                    --          90,992          688,687
FTVIPT Templeton Global Bond Securities Class 1                           159,737         298,049         (725,680)
FTVIPT Templeton Growth Securities Class 1                                     --         321,735        1,495,135
FTVIPT Templeton Growth Securities Class 2                                     --          47,871          278,234
Invesco V.I. American Franchise Series I                                       --         236,916        3,521,304
Invesco V.I. Core Equity Series I                                              --         635,918        3,274,708
Invesco V.I. Diversified Income Series I                                       --             545          (33,513)
Invesco V.I. International Growth Series I                                     --         258,091          724,402
Janus Aspen Balanced Institutional Class                                  598,216         755,781        1,042,095
Janus Aspen Balanced Service Class                                        430,619         599,361          745,594
Janus Aspen Enterprise Service Class                                           --         496,513          390,705
Janus Aspen Global Research Institutional Class                                --         231,545        2,082,290
Janus Aspen Global Research Service Class                                      --         254,455          293,288
Janus Aspen Global Technology Service Class                                    --         110,639          339,402
LVIP Baron Growth Opportunities Standard Class                            104,058         183,421          199,630
LVIP Baron Growth Opportunities Service Class                             954,833       1,578,898        2,235,777
LVIP BlackRock Emerging Markets RPM Standard Class                             --              88           (9,286)
LVIP BlackRock Equity Dividend RPM Standard Class                              --         484,669          668,667
LVIP BlackRock Inflation Protected Bond Standard Class                    203,787         157,740         (934,134)
LVIP Capital Growth Standard Class                                             --          69,739        1,295,302


                                                                     NET INCREASE
                                                                     (DECREASE)
                                                                     IN NET ASSETS
                                                                     RESULTING
SUBACCOUNT                                                           FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                 $      661,509
ABVPSF Growth and Income Class A                                           4,757,537
ABVPSF International Value Class A                                         1,674,679
ABVPSF Large Cap Growth Class A                                              678,368
ABVPSF Small/Mid Cap Value Class A                                         5,611,439
American Century VP Inflation Protection Class I                          (1,402,755)
American Funds Global Growth Class 2                                       6,364,102
American Funds Global Small Capitalization Class 2                         7,106,102
American Funds Growth Class 2                                             32,189,510
American Funds Growth-Income Class 2                                      30,396,636
American Funds International Class 2                                      12,633,041
BlackRock Global Allocation V.I. Class I                                   5,373,012
Delaware VIP Diversified Income Standard Class                              (629,371)
Delaware VIP Emerging Markets Standard Class                               3,074,309
Delaware VIP High Yield Standard Class                                     1,835,467
Delaware VIP Limited-Term Diversified Income Standard Class                 (154,002)
Delaware VIP REIT Standard Class                                             403,311
Delaware VIP Small Cap Value Standard Class                               12,112,136
Delaware VIP Smid Cap Growth Standard Class                                9,052,609
Delaware VIP U.S. Growth Standard Class                                    1,891,368
Delaware VIP Value Standard Class                                          5,840,925
DWS Alternative Asset Allocation VIP Class A                                  47,009
DWS Equity 500 Index VIP Class A                                          10,963,235
DWS Small Cap Index VIP Class A                                            3,617,146
Fidelity VIP Asset Manager Initial Class                                     106,620
Fidelity VIP Contrafund Service Class                                     19,491,018
Fidelity VIP Equity-Income Initial Class                                     544,327
Fidelity VIP Equity-Income Service Class                                   1,574,773
Fidelity VIP Growth Service Class                                          2,752,321
Fidelity VIP Growth Opportunities Service Class                              997,775
Fidelity VIP High Income Service Class                                        85,942
Fidelity VIP Investment Grade Bond Initial Class                             (32,082)
Fidelity VIP Mid Cap Service Class                                         6,577,380
Fidelity VIP Overseas Service Class                                        1,610,867
FTVIPT Franklin Income Securities Class 1                                  2,365,452
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                    3,887,839
FTVIPT Mutual Shares Securities Class 1                                    3,986,575
FTVIPT Templeton Foreign Securities Class 1                                  320,765
FTVIPT Templeton Foreign Securities Class 2                                  854,996
FTVIPT Templeton Global Bond Securities Class 1                              147,424
FTVIPT Templeton Growth Securities Class 1                                 1,985,297
FTVIPT Templeton Growth Securities Class 2                                   355,058
Invesco V.I. American Franchise Series I                                   3,748,295
Invesco V.I. Core Equity Series I                                          4,050,688
Invesco V.I. Diversified Income Series I                                      (3,285)
Invesco V.I. International Growth Series I                                 1,023,147
Janus Aspen Balanced Institutional Class                                   1,903,378
Janus Aspen Balanced Service Class                                         1,407,354
Janus Aspen Enterprise Service Class                                         879,328
Janus Aspen Global Research Institutional Class                            2,384,476
Janus Aspen Global Research Service Class                                    559,214
Janus Aspen Global Technology Service Class                                  441,644
LVIP Baron Growth Opportunities Standard Class                               381,133
LVIP Baron Growth Opportunities Service Class                              3,804,518
LVIP BlackRock Emerging Markets RPM Standard Class                            (2,044)
LVIP BlackRock Equity Dividend RPM Standard Class                          1,275,205
LVIP BlackRock Inflation Protected Bond Standard Class                      (771,336)
LVIP Capital Growth Standard Class                                         1,349,214



See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

YEAR ENDED DECEMBER 31, 2013




                                                                               DIVIDENDS
                                                                               FROM         MORTALITY AND       NET
                                                                               INVESTMENT   EXPENSE             INVESTMENT
SUBACCOUNT                                                                     INCOME       GUARANTEE CHARGES   INCOME (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
LVIP Clarion Global Real Estate Standard Class                                $         --      $   (41,397)    $    (41,397)
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                                   --          (15,272)         (15,272)
LVIP Delaware Bond Standard Class                                                1,555,695         (418,832)       1,136,863
LVIP Delaware Diversified Floating Rate Standard Class                              54,801          (26,604)          28,197
LVIP Delaware Foundation Aggressive Allocation Standard Class                       51,595          (19,893)          31,702
LVIP Delaware Growth and Income Standard Class                                      54,300          (14,599)          39,701
LVIP Delaware Social Awareness Standard Class                                       47,627          (18,886)          28,741
LVIP Delaware Special Opportunities Standard Class                                  56,226          (19,574)          36,652
LVIP Dimensional Non-U.S. Equity RPM Standard Class                                 54,389           (5,822)          48,567
LVIP Dimensional U.S. Equity RPM Standard Class                                     42,032          (10,637)          31,395
LVIP Dimensional/Vanguard Total Bond Standard Class                                 96,449          (21,166)          75,283
LVIP Global Income Standard Class                                                   16,759          (21,690)          (4,931)
LVIP JPMorgan High Yield Standard Class                                            593,909          (44,293)         549,616
LVIP JPMorgan Mid Cap Value RPM Standard Class                                      22,992          (13,071)           9,921
LVIP Managed Risk Profile 2010 Standard Class                                        4,179           (1,658)           2,521
LVIP Managed Risk Profile 2020 Standard Class                                       14,106           (5,349)           8,757
LVIP Managed Risk Profile 2030 Standard Class                                       27,241          (10,511)          16,730
LVIP Managed Risk Profile 2040 Standard Class                                       46,331          (18,604)          27,727
LVIP Managed Risk Profile Conservative Standard Class                              447,853          (83,760)         364,093
LVIP Managed Risk Profile Growth Standard Class                                  1,269,985         (322,226)         947,759
LVIP Managed Risk Profile Moderate Standard Class                                1,225,935         (313,894)         912,041
LVIP MFS International Growth Standard Class                                        73,336          (32,374)          40,962
LVIP MFS Value Standard Class                                                      400,455          (75,316)         325,139
LVIP Mid-Cap Value Standard Class                                                    6,542          (12,946)          (6,404)
LVIP Mondrian International Value Standard Class                                   437,347          (91,601)         345,746
LVIP Money Market Standard Class                                                    16,592         (346,028)        (329,436)
LVIP SSgA Bond Index Standard Class                                                110,365          (25,488)          84,877
LVIP SSgA Conservative Index Allocation Standard Class                              56,725          (10,602)          46,123
LVIP SSgA Conservative Structured Allocation Standard Class                         43,446           (5,135)          38,311
LVIP SSgA Developed International 150 Standard Class                                37,129           (5,431)          31,698
LVIP SSgA Emerging Markets 100 Standard Class                                      241,176          (43,657)         197,519
LVIP SSgA Global Tactical Allocation RPM Standard Class                            320,050          (56,223)         263,827
LVIP SSgA International Index Standard Class                                        65,817          (12,623)          53,194
LVIP SSgA Large Cap 100 Standard Class                                              91,331          (14,363)          76,968
LVIP SSgA Moderate Index Allocation Standard Class                                  86,109          (15,796)          70,313
LVIP SSgA Moderate Structured Allocation Standard Class                            267,774          (39,442)         228,332
LVIP SSgA Moderately Aggressive Index Allocation Standard Class                    173,520          (25,782)         147,738
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class               225,673          (26,252)         199,421
LVIP SSgA S&P 500 Index Standard Class                                             544,897         (118,774)         426,123
LVIP SSgA Small-Cap Index Standard Class                                            53,121          (26,757)          26,364
LVIP SSgA Small-Mid Cap 200 Standard Class                                         124,684          (16,173)         108,511
LVIP T. Rowe Price Growth Stock Standard Class                                          --          (35,003)         (35,003)
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                             --          (21,528)         (21,528)
LVIP Templeton Growth RPM Standard Class                                            62,914          (15,450)          47,464
LVIP UBS Large Cap Growth RPM Standard Class                                            --          (35,884)         (35,884)
LVIP Vanguard Domestic Equity ETF Standard Class                                    66,943          (18,457)          48,486
LVIP Vanguard International Equity ETF Standard Class                              104,565          (15,090)          89,475
M Capital Appreciation                                                                  --           (7,448)          (7,448)
M International Equity                                                              53,454          (11,407)          42,047
M Large Cap Growth                                                                  13,536          (13,111)             425
M Large Cap Value                                                                   52,066           (9,897)          42,169
MFS VIT Core Equity Initial Class                                                    7,679           (3,888)           3,791
MFS VIT Growth Initial Class                                                        33,294          (67,936)         (34,642)
MFS VIT Total Return Initial Class                                                 486,448         (150,811)         335,637
MFS VIT Utilities Initial Class                                                    616,736         (138,067)         478,669
NB AMT Large Cap Value I Class                                                      16,125           (7,785)           8,340
NB AMT Mid Cap Growth I Class                                                           --         (103,568)        (103,568)
NB AMT Mid Cap Intrinsic Value I Class                                              68,554          (33,793)          34,761
PIMCO VIT CommodityRealReturn Strategy Administrative Class                        151,309          (44,686)         106,623
Putnam VT Global Health Care Class IB                                               17,253           (9,468)           7,785
Putnam VT Growth & Income Class IB                                                  23,926           (7,569)          16,357


                                                                                              DIVIDENDS
                                                                                              FROM           TOTAL
                                                                              NET REALIZED    NET REALIZED   NET REALIZED
                                                                              GAIN (LOSS)     GAIN ON        GAIN (LOSS)
SUBACCOUNT                                                                    ON INVESTMENTS  INVESTMENTS    ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
LVIP Clarion Global Real Estate Standard Class                                 $    209,830   $         --     $    209,830
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                                82,645         45,472          128,117
LVIP Delaware Bond Standard Class                                                   606,853        949,743        1,556,596
LVIP Delaware Diversified Floating Rate Standard Class                                2,323             --            2,323
LVIP Delaware Foundation Aggressive Allocation Standard Class                        94,536             --           94,536
LVIP Delaware Growth and Income Standard Class                                      119,192         83,024          202,216
LVIP Delaware Social Awareness Standard Class                                       256,691         68,583          325,274
LVIP Delaware Special Opportunities Standard Class                                   98,970        386,122          485,092
LVIP Dimensional Non-U.S. Equity RPM Standard Class                                  39,510          2,237           41,747
LVIP Dimensional U.S. Equity RPM Standard Class                                     135,175         11,158          146,333
LVIP Dimensional/Vanguard Total Bond Standard Class                                  (5,884)        13,869            7,985
LVIP Global Income Standard Class                                                    (8,875)        11,516            2,641
LVIP JPMorgan High Yield Standard Class                                              50,738          1,732           52,470
LVIP JPMorgan Mid Cap Value RPM Standard Class                                       70,939             --           70,939
LVIP Managed Risk Profile 2010 Standard Class                                         3,821             --            3,821
LVIP Managed Risk Profile 2020 Standard Class                                        24,370             --           24,370
LVIP Managed Risk Profile 2030 Standard Class                                        14,192             --           14,192
LVIP Managed Risk Profile 2040 Standard Class                                       180,570             --          180,570
LVIP Managed Risk Profile Conservative Standard Class                               360,349        322,230          682,579
LVIP Managed Risk Profile Growth Standard Class                                     821,743             --          821,743
LVIP Managed Risk Profile Moderate Standard Class                                   933,152             --          933,152
LVIP MFS International Growth Standard Class                                         81,884             --           81,884
LVIP MFS Value Standard Class                                                       504,231             --          504,231
LVIP Mid-Cap Value Standard Class                                                   129,779             --          129,779
LVIP Mondrian International Value Standard Class                                    186,884             --          186,884
LVIP Money Market Standard Class                                                         --             --               --
LVIP SSgA Bond Index Standard Class                                                   9,949         16,536           26,485
LVIP SSgA Conservative Index Allocation Standard Class                                8,851             --            8,851
LVIP SSgA Conservative Structured Allocation Standard Class                           3,112            416            3,528
LVIP SSgA Developed International 150 Standard Class                                 27,021             --           27,021
LVIP SSgA Emerging Markets 100 Standard Class                                      (276,002)            --         (276,002)
LVIP SSgA Global Tactical Allocation RPM Standard Class                              96,696             --           96,696
LVIP SSgA International Index Standard Class                                         48,970             --           48,970
LVIP SSgA Large Cap 100 Standard Class                                              179,820        208,002          387,822
LVIP SSgA Moderate Index Allocation Standard Class                                   26,651             --           26,651
LVIP SSgA Moderate Structured Allocation Standard Class                              43,534          7,025           50,559
LVIP SSgA Moderately Aggressive Index Allocation Standard Class                      37,070             --           37,070
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class                 26,364         14,200           40,564
LVIP SSgA S&P 500 Index Standard Class                                              752,743             --          752,743
LVIP SSgA Small-Cap Index Standard Class                                            259,724         30,834          290,558
LVIP SSgA Small-Mid Cap 200 Standard Class                                           78,265        315,392          393,657
LVIP T. Rowe Price Growth Stock Standard Class                                      263,956             --          263,956
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                         211,675         49,855          261,530
LVIP Templeton Growth RPM Standard Class                                            103,676             --          103,676
LVIP UBS Large Cap Growth RPM Standard Class                                        312,648             --          312,648
LVIP Vanguard Domestic Equity ETF Standard Class                                     94,122             --           94,122
LVIP Vanguard International Equity ETF Standard Class                                22,043             --           22,043
M Capital Appreciation                                                               75,582        130,550          206,132
M International Equity                                                              (22,743)            --          (22,743)
M Large Cap Growth                                                                  213,739        126,598          340,337
M Large Cap Value                                                                    83,904        162,596          246,500
MFS VIT Core Equity Initial Class                                                    82,090             --           82,090
MFS VIT Growth Initial Class                                                        706,333        105,461          811,794
MFS VIT Total Return Initial Class                                                  722,041             --          722,041
MFS VIT Utilities Initial Class                                                   1,102,113        492,385        1,594,498
NB AMT Large Cap Value I Class                                                       73,087             --           73,087
NB AMT Mid Cap Growth I Class                                                     1,697,421             --        1,697,421
NB AMT Mid Cap Intrinsic Value I Class                                              151,597             --          151,597
PIMCO VIT CommodityRealReturn Strategy Administrative Class                        (428,079)            --         (428,079)
Putnam VT Global Health Care Class IB                                               172,869         49,206          222,075
Putnam VT Growth & Income Class IB                                                  100,023             --          100,023


                                                                              NET CHANGE        NET INCREASE
                                                                              IN UNREALIZED     (DECREASE)
                                                                              APPRECIATION OR   IN NET ASSETS
                                                                              DEPRECIATION      RESULTING
SUBACCOUNT                                                                    ON INVESTMENTS    FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
LVIP Clarion Global Real Estate Standard Class                                 $      16,018     $      184,451
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                                494,630            607,475
LVIP Delaware Bond Standard Class                                                 (4,895,577)        (2,202,118)
LVIP Delaware Diversified Floating Rate Standard Class                               (12,378)            18,142
LVIP Delaware Foundation Aggressive Allocation Standard Class                        468,078            594,316
LVIP Delaware Growth and Income Standard Class                                       538,347            780,264
LVIP Delaware Social Awareness Standard Class                                        726,122          1,080,137
LVIP Delaware Special Opportunities Standard Class                                   603,677          1,125,421
LVIP Dimensional Non-U.S. Equity RPM Standard Class                                  143,053            233,367
LVIP Dimensional U.S. Equity RPM Standard Class                                      384,674            562,402
LVIP Dimensional/Vanguard Total Bond Standard Class                                 (220,077)          (136,809)
LVIP Global Income Standard Class                                                   (160,128)          (162,418)
LVIP JPMorgan High Yield Standard Class                                              (93,410)           508,676
LVIP JPMorgan Mid Cap Value RPM Standard Class                                       457,913            538,773
LVIP Managed Risk Profile 2010 Standard Class                                         19,010             25,352
LVIP Managed Risk Profile 2020 Standard Class                                         68,481            101,608
LVIP Managed Risk Profile 2030 Standard Class                                        207,869            238,791
LVIP Managed Risk Profile 2040 Standard Class                                        348,439            556,736
LVIP Managed Risk Profile Conservative Standard Class                                437,656          1,484,328
LVIP Managed Risk Profile Growth Standard Class                                    6,089,860          7,859,362
LVIP Managed Risk Profile Moderate Standard Class                                  4,827,885          6,673,078
LVIP MFS International Growth Standard Class                                         781,754            904,600
LVIP MFS Value Standard Class                                                      4,389,951          5,219,321
LVIP Mid-Cap Value Standard Class                                                    805,534            928,909
LVIP Mondrian International Value Standard Class                                   2,702,722          3,235,352
LVIP Money Market Standard Class                                                          --           (329,436)
LVIP SSgA Bond Index Standard Class                                                 (261,517)          (150,155)
LVIP SSgA Conservative Index Allocation Standard Class                                77,856            132,830
LVIP SSgA Conservative Structured Allocation Standard Class                           34,840             76,679
LVIP SSgA Developed International 150 Standard Class                                 148,076            206,795
LVIP SSgA Emerging Markets 100 Standard Class                                       (134,592)          (213,075)
LVIP SSgA Global Tactical Allocation RPM Standard Class                              696,048          1,056,571
LVIP SSgA International Index Standard Class                                         446,165            548,329
LVIP SSgA Large Cap 100 Standard Class                                               368,699            833,489
LVIP SSgA Moderate Index Allocation Standard Class                                   331,707            428,671
LVIP SSgA Moderate Structured Allocation Standard Class                              591,746            870,637
LVIP SSgA Moderately Aggressive Index Allocation Standard Class                      488,290            673,098
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class                 545,038            785,023
LVIP SSgA S&P 500 Index Standard Class                                             5,544,755          6,723,621
LVIP SSgA Small-Cap Index Standard Class                                           1,332,321          1,649,243
LVIP SSgA Small-Mid Cap 200 Standard Class                                           410,386            912,554
LVIP T. Rowe Price Growth Stock Standard Class                                     2,182,313          2,411,266
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                          965,304          1,205,306
LVIP Templeton Growth RPM Standard Class                                             490,831            641,971
LVIP UBS Large Cap Growth RPM Standard Class                                       1,594,130          1,870,894
LVIP Vanguard Domestic Equity ETF Standard Class                                     719,784            862,392
LVIP Vanguard International Equity ETF Standard Class                                268,791            380,309
M Capital Appreciation                                                               235,175            433,859
M International Equity                                                               302,671            321,975
M Large Cap Growth                                                                   384,296            725,058
M Large Cap Value                                                                    252,877            541,546
MFS VIT Core Equity Initial Class                                                    141,687            227,568
MFS VIT Growth Initial Class                                                       3,523,350          4,300,502
MFS VIT Total Return Initial Class                                                 3,489,347          4,547,025
MFS VIT Utilities Initial Class                                                    2,643,611          4,716,778
NB AMT Large Cap Value I Class                                                       313,818            395,245
NB AMT Mid Cap Growth I Class                                                      3,341,731          4,935,584
NB AMT Mid Cap Intrinsic Value I Class                                             1,568,625          1,754,983
PIMCO VIT CommodityRealReturn Strategy Administrative Class                       (1,201,640)        (1,523,096)
Putnam VT Global Health Care Class IB                                                376,584            606,444
Putnam VT Growth & Income Class IB                                                   313,775            430,155



See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2013




                                                                                                                 ABVPSF
                                                                             ABVPSF GLOBAL     ABVPSF GROWTH     INTERNATIONAL
                                                                             THEMATIC GROWTH   AND INCOME        VALUE
                                                                             CLASS A           CLASS A           CLASS A
                                                                             SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                  $  2,300,280      $ 12,380,940    $ 6,518,644
Changes From Operations:
   - Net investment income (loss)                                                   (14,540)          137,304         86,547
   - Net realized gain (loss) on investments                                         (9,385)           18,184       (287,233)
   - Net change in unrealized appreciation or depreciation on investments           325,055         1,918,806      1,173,905
                                                                             ----------------  ----------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  301,130         2,074,294        973,219
Change From Unit Transactions:
   - Contract purchases                                                             443,911           921,406        806,995
   - Contract withdrawals                                                          (295,712)       (1,350,160)      (564,864)
   - Contract transfers                                                             (77,181)          160,694         (5,320)
                                                                             ----------------  ----------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                 71,018          (268,060)       236,811
                                                                             ----------------  ----------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             372,148         1,806,234      1,210,030
                                                                             ----------------  ----------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                   2,672,428        14,187,174      7,728,674
Changes From Operations:
   - Net investment income (loss)                                                    (9,112)          125,798        474,193
   - Net realized gain (loss) on investments                                        112,912           644,762        (83,084)
   - Net change in unrealized appreciation or depreciation on investments           557,709         3,986,977      1,283,570
                                                                             ----------------  ----------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  661,509         4,757,537      1,674,679
Change From Unit Transactions:
   - Contract purchases                                                             697,586           823,840        635,171
   - Contract withdrawals                                                          (296,065)       (1,382,768)      (626,688)
   - Contract transfers                                                             107,260          (310,170)      (420,331)
                                                                             ----------------  ----------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                508,781          (869,098)      (411,848)
                                                                             ----------------  ----------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           1,170,290         3,888,439      1,262,831
                                                                             ----------------  ----------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                                $  3,842,718      $ 18,075,613    $ 8,991,505
                                                                             ================  ================  =============


                                                                                                               AMERICAN
                                                                                                               CENTURY
                                                                             ABVPSF LARGE    ABVPSF            VP INFLATION
                                                                             CAP GROWTH      SMALL/MID CAP     PROTECTION
                                                                             CLASS A         VALUE CLASS A     CLASS I
                                                                             SUBACCOUNT      SUBACCOUNT        SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $  2,053,391    $  12,959,336   $  16,718,711
Changes From Operations:
   - Net investment income (loss)                                                   (8,010)          (8,271)        356,854
   - Net realized gain (loss) on investments                                       138,169          764,715         718,694
   - Net change in unrealized appreciation or depreciation on investments          175,928        1,515,973          59,409
                                                                             --------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 306,087        2,272,417       1,134,957
Change From Unit Transactions:
   - Contract purchases                                                            194,342        1,374,249       1,248,595
   - Contract withdrawals                                                         (186,990)      (1,274,585)     (1,776,880)
   - Contract transfers                                                           (235,150)        (661,815)        (54,990)
                                                                             --------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (227,798)        (562,151)       (583,275)
                                                                             --------------  ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             78,289        1,710,266         551,682
                                                                             --------------  ---------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                  2,131,680       14,669,602      17,270,393
Changes From Operations:
   - Net investment income (loss)                                                  (11,301)          11,378         194,374
   - Net realized gain (loss) on investments                                       280,253        2,035,909         586,032
   - Net change in unrealized appreciation or depreciation on investments          409,416        3,564,152      (2,183,161)
                                                                             --------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 678,368        5,611,439      (1,402,755)
Change From Unit Transactions:
   - Contract purchases                                                              2,576        2,086,665       1,049,487
   - Contract withdrawals                                                         (413,275)      (1,543,153)     (1,439,379)
   - Contract transfers                                                           (209,298)         840,465      (1,914,586)
                                                                             --------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (619,997)       1,383,977      (2,304,478)
                                                                             --------------  ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             58,371        6,995,416      (3,707,233)
                                                                             --------------  ---------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                               $  2,190,051    $  21,665,018   $  13,563,160
                                                                             ==============  ===============  ==============


                                                                                             AMERICAN
                                                                             AMERICAN        FUNDS             AMERICAN
                                                                             FUNDS           GLOBAL SMALL      FUNDS
                                                                             GLOBAL GROWTH   CAPITALIZATION    GROWTH
                                                                             CLASS 2         CLASS 2           CLASS 2
                                                                             SUBACCOUNT      SUBACCOUNT        SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $ 16,952,051   $ 22,276,369    $   98,608,893
Changes From Operations:
   - Net investment income (loss)                                                   75,064        197,258           226,081
   - Net realized gain (loss) on investments                                       204,693        314,062         3,130,380
   - Net change in unrealized appreciation or depreciation on investments        3,434,202      3,365,316        13,344,796
                                                                             --------------  --------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               3,713,959      3,876,636        16,701,257
Change From Unit Transactions:
   - Contract purchases                                                          2,068,511      2,328,768         8,803,211
   - Contract withdrawals                                                       (1,747,215)    (2,421,346)      (10,346,443)
   - Contract transfers                                                           (550,235)      (692,043)       (4,524,642)
                                                                             --------------  --------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (228,939)      (784,621)       (6,067,874)
                                                                             --------------  --------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          3,485,020      3,092,015        10,633,383
                                                                             --------------  --------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                                 20,437,071     25,368,384       109,242,276
Changes From Operations:
   - Net investment income (loss)                                                  201,515         93,374           511,233
   - Net realized gain (loss) on investments                                       854,236        987,594         5,689,217
   - Net change in unrealized appreciation or depreciation on investments        5,308,351      6,025,134        25,989,060
                                                                             --------------  --------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               6,364,102      7,106,102        32,189,510
Change From Unit Transactions:
   - Contract purchases                                                          4,213,562      3,712,626        12,280,764
   - Contract withdrawals                                                       (2,554,634)    (3,044,800)      (11,814,912)
   - Contract transfers                                                          2,239,370      1,131,294         2,376,305
                                                                             --------------  --------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             3,898,298      1,799,120         2,842,157
                                                                             --------------  --------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         10,262,400      8,905,222        35,031,667
                                                                             --------------  --------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                               $ 30,699,471   $ 34,273,606    $  144,273,943
                                                                             ==============  ==============  ===============



                                                                             AMERICAN         AMERICAN       BLACKROCK
                                                                             FUNDS GROWTH-    FUNDS          GLOBAL
                                                                             INCOME           INTERNATIONAL  ALLOCATION V.I.
                                                                             CLASS 2          CLASS 2        CLASS I
                                                                             SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $   80,277,050   $ 45,710,395   $ 18,511,645
Changes From Operations:
   - Net investment income (loss)                                                   915,506        492,462        316,599
   - Net realized gain (loss) on investments                                      1,494,163       (246,053)       143,786
   - Net change in unrealized appreciation or depreciation on investments        10,795,448      7,812,044      1,676,899
                                                                             ---------------  -------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               13,205,117      8,058,453      2,137,284
Change From Unit Transactions:
   - Contract purchases                                                           7,700,845      4,912,292      6,047,193
   - Contract withdrawals                                                        (8,540,889)    (4,804,105)    (2,884,325)
   - Contract transfers                                                          (2,936,051)     1,687,812      4,959,711
                                                                             ---------------  -------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (3,776,095)     1,795,999      8,122,579
                                                                             ---------------  -------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           9,429,022      9,854,452     10,259,863
                                                                             ---------------  -------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                                  89,706,072     55,564,847     28,771,508
Changes From Operations:
   - Net investment income (loss)                                                   953,180        602,998        433,949
   - Net realized gain (loss) on investments                                      4,316,641      1,214,559      2,260,820
   - Net change in unrealized appreciation or depreciation on investments        25,126,815     10,815,484      2,678,243
                                                                             ---------------  -------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               30,396,636     12,633,041      5,373,012
Change From Unit Transactions:
   - Contract purchases                                                          14,003,387      9,441,542     14,026,660
   - Contract withdrawals                                                       (10,398,030)    (6,160,204)    (3,983,241)
   - Contract transfers                                                           4,680,933      6,995,293     13,210,705
                                                                             ---------------  -------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              8,286,290     10,276,631     23,254,124
                                                                             ---------------  -------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          38,682,926     22,909,672     28,627,136
                                                                             ---------------  -------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                              $  128,388,998   $ 78,474,519   $ 57,398,644
                                                                             ===============  =============  ===============



                                                                             DELAWARE VIP
                                                                             DIVERSIFIED
                                                                             INCOME
                                                                             STANDARD CLASS
                                                                             SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $ 29,544,274
Changes From Operations:
   - Net investment income (loss)                                                  821,823
   - Net realized gain (loss) on investments                                     1,106,727
   - Net change in unrealized appreciation or depreciation on investments           68,905
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               1,997,455
Change From Unit Transactions:
   - Contract purchases                                                          3,459,655
   - Contract withdrawals                                                       (3,475,301)
   - Contract transfers                                                          2,103,371
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             2,087,725
                                                                             --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          4,085,180
                                                                             --------------
NET ASSETS AT DECEMBER 31, 2012                                                 33,629,454
Changes From Operations:
   - Net investment income (loss)                                                  639,006
   - Net realized gain (loss) on investments                                       461,878
   - Net change in unrealized appreciation or depreciation on investments       (1,730,255)
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                (629,371)
Change From Unit Transactions:
   - Contract purchases                                                          4,613,994
   - Contract withdrawals                                                       (3,653,653)
   - Contract transfers                                                          2,939,317
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             3,899,658
                                                                             --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          3,270,287
                                                                             --------------
NET ASSETS AT DECEMBER 31, 2013                                               $ 36,899,741
                                                                             ==============



See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                                                              DELAWARE VIP
                                                                              DELAWARE VIP                    LIMITED-TERM
                                                                              EMERGING        DELAWARE VIP    DIVERSIFIED
                                                                              MARKETS         HIGH YIELD      INCOME
                                                                              STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                                              SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                  $ 23,916,904   $  18,323,953   $   7,305,768
Changes From Operations:
   - Net investment income (loss)                                                   127,738       1,640,760         113,060
   - Net realized gain (loss) on investments                                         93,184         285,727          78,353
   - Net change in unrealized appreciation or depreciation on investments         3,165,816       1,185,131          (6,099)
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                3,386,738       3,111,618         185,314
Change From Unit Transactions:
   - Contract purchases                                                           2,923,148       1,598,307       1,480,065
   - Contract withdrawals                                                        (2,737,124)     (1,836,970)       (964,438)
   - Contract transfers                                                             627,780         216,976       2,935,704
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                813,804         (21,687)      3,451,331
                                                                              --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           4,200,542       3,089,931       3,636,645
                                                                              --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                  28,117,446      21,413,884      10,942,413
Changes From Operations:
   - Net investment income (loss)                                                   347,129       1,496,555         134,567
   - Net realized gain (loss) on investments                                        422,384         310,003         (49,333)
   - Net change in unrealized appreciation or depreciation on investments         2,304,796          28,909        (239,236)
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                3,074,309       1,835,467        (154,002)
Change From Unit Transactions:
   - Contract purchases                                                           3,728,507       1,429,147       3,100,698
   - Contract withdrawals                                                        (2,868,114)     (1,941,847)     (1,211,954)
   - Contract transfers                                                           5,290,277         473,301       2,006,048
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              6,150,670         (39,399)      3,894,792
                                                                              --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           9,224,979       1,796,068       3,740,790
                                                                              --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                $ 37,342,425   $  23,209,952   $  14,683,203
                                                                              ==============  ==============  ==============



                                                                                              DELAWARE VIP    DELAWARE VIP
                                                                              DELAWARE VIP    SMALL           SMID
                                                                              REIT            CAP VALUE       CAP GROWTH
                                                                              STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                                              SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                  $ 25,388,542   $  36,256,420   $  19,635,529
Changes From Operations:
   - Net investment income (loss)                                                   242,376          (2,756)        (70,165)
   - Net realized gain (loss) on investments                                        528,985       4,194,255       1,892,040
   - Net change in unrealized appreciation or depreciation on investments         3,158,923         456,361         212,211
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                3,930,284       4,647,860       2,034,086
Change From Unit Transactions:
   - Contract purchases                                                           2,101,095       2,539,455       1,744,934
   - Contract withdrawals                                                        (2,621,247)     (3,883,515)     (2,826,635)
   - Contract transfers                                                          (1,435,258)     (1,719,095)      1,275,852
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (1,955,410)     (3,063,155)        194,151
                                                                              --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           1,974,874       1,584,705       2,228,237
                                                                              --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                  27,363,416      37,841,125      21,863,766
Changes From Operations:
   - Net investment income (loss)                                                   287,595          65,934        (134,895)
   - Net realized gain (loss) on investments                                        869,695       3,998,006       2,635,003
   - Net change in unrealized appreciation or depreciation on investments          (753,979)      8,048,196       6,552,501
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  403,311      12,112,136       9,052,609
Change From Unit Transactions:
   - Contract purchases                                                           2,980,406       3,555,791       2,781,945
   - Contract withdrawals                                                        (3,237,492)     (4,578,709)     (2,828,653)
   - Contract transfers                                                           3,272,026         360,491       1,579,083
                                                                              --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              3,014,940        (662,427)      1,532,375
                                                                              --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           3,418,251      11,449,709      10,584,984
                                                                              --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                $ 30,781,667   $  49,290,834   $  32,448,750
                                                                              ==============  ==============  ==============



                                                                                                               DWS
                                                                              DELAWARE VIP    DELAWARE VIP     ALTERNATIVE
                                                                              U.S. GROWTH     VALUE            ASSET ALLOCATION
                                                                              STANDARD CLASS  STANDARD CLASS   VIP CLASS A
                                                                              SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                  $ 2,006,672     $  13,652,384    $  2,666,315
Changes From Operations:
   - Net investment income (loss)                                                  (12,779)          246,204          81,064
   - Net realized gain (loss) on investments                                        74,244           439,840          23,859
   - Net change in unrealized appreciation or depreciation on investments          305,431         1,265,303         167,449
                                                                              --------------  ---------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 366,896         1,951,347         272,372
Change From Unit Transactions:
   - Contract purchases                                                            622,147         1,434,971         624,710
   - Contract withdrawals                                                         (292,326)       (1,527,490)       (233,112)
   - Contract transfers                                                          1,039,089           595,861         786,254
                                                                              --------------  ---------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             1,368,910           503,342       1,177,852
                                                                              --------------  ---------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          1,735,806         2,454,689       1,450,224
                                                                              --------------  ---------------  ----------------
NET ASSETS AT DECEMBER 31, 2012                                                  3,742,478        16,107,073       4,116,539
Changes From Operations:
   - Net investment income (loss)                                                  (12,251)          231,541          66,128
   - Net realized gain (loss) on investments                                       473,870           979,072           5,815
   - Net change in unrealized appreciation or depreciation on investments        1,429,749         4,630,312         (24,934)
                                                                              --------------  ---------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               1,891,368         5,840,925          47,009
Change From Unit Transactions:
   - Contract purchases                                                          1,765,821         2,649,329       1,469,120
   - Contract withdrawals                                                         (588,573)       (2,151,786)       (333,808)
   - Contract transfers                                                          2,771,323         4,989,186       1,766,571
                                                                              --------------  ---------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             3,948,571         5,486,729       2,901,883
                                                                              --------------  ---------------  ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          5,839,939        11,327,654       2,948,892
                                                                              --------------  ---------------  ----------------
NET ASSETS AT DECEMBER 31, 2013                                                $ 9,582,417     $  27,434,727    $  7,065,431
                                                                              ==============  ===============  ================



                                                                                DWS            DWS            FIDELITY VIP
                                                                                EQUITY 500     SMALL CAP      ASSET
                                                                                INDEX VIP      INDEX          MANAGER
                                                                                CLASS A        VIP CLASS A    INITIAL CLASS
                                                                                SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $  36,394,059   $   9,139,291   $   735,546
Changes From Operations:
   - Net investment income (loss)                                                   472,060          24,049         6,889
   - Net realized gain (loss) on investments                                      1,844,261         209,900         7,676
   - Net change in unrealized appreciation or depreciation on investments         3,067,124       1,149,891        69,727
                                                                              --------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                5,383,445       1,383,840        84,292
Change From Unit Transactions:
   - Contract purchases                                                           2,406,645         663,703        44,264
   - Contract withdrawals                                                        (5,068,195)       (864,923)     (140,534)
   - Contract transfers                                                          (1,975,311)       (302,551)       (2,322)
                                                                              --------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (4,636,861)       (503,771)      (98,592)
                                                                              --------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             746,584         880,069       (14,300)
                                                                              --------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                  37,140,643      10,019,360       721,246
Changes From Operations:
   - Net investment income (loss)                                                   503,451         116,756         7,638
   - Net realized gain (loss) on investments                                      3,102,209       1,083,894        11,087
   - Net change in unrealized appreciation or depreciation on investments         7,357,575       2,416,496        87,895
                                                                              --------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               10,963,235       3,617,146       106,620
Change From Unit Transactions:
   - Contract purchases                                                           2,194,607         540,923        38,040
   - Contract withdrawals                                                        (5,132,241)       (888,773)     (109,613)
   - Contract transfers                                                          (1,065,218)       (595,136)       24,698
                                                                              --------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (4,002,852)       (942,986)      (46,875)
                                                                              --------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           6,960,383       2,674,160        59,745
                                                                              --------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                               $  44,101,026   $  12,693,520   $   780,991
                                                                              ==============  ==============  =============




                                                                               FIDELITY VIP
                                                                               CONTRAFUND
                                                                               SERVICE CLASS
                                                                               SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $  53,869,792
Changes From Operations:
   - Net investment income (loss)                                                   426,580
   - Net realized gain (loss) on investments                                        672,726
   - Net change in unrealized appreciation or depreciation on investments         7,300,357
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                8,399,663
Change From Unit Transactions:
   - Contract purchases                                                           6,036,105
   - Contract withdrawals                                                        (6,439,953)
   - Contract transfers                                                             283,003
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               (120,845)
                                                                              --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           8,278,818
                                                                              --------------
NET ASSETS AT DECEMBER 31, 2012                                                  62,148,610
Changes From Operations:
   - Net investment income (loss)                                                   373,017
   - Net realized gain (loss) on investments                                      2,665,406
   - Net change in unrealized appreciation or depreciation on investments        16,452,595
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               19,491,018
Change From Unit Transactions:
   - Contract purchases                                                          10,107,561
   - Contract withdrawals                                                        (7,905,826)
   - Contract transfers                                                           2,661,064
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              4,862,799
                                                                              --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          24,353,817
                                                                              --------------
NET ASSETS AT DECEMBER 31, 2013                                               $  86,502,427
                                                                              ==============



See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

YEARS ENDED DECEMBER 31, 2012 AND 2013





                                                                                 FIDELITY VIP     FIDELITY VIP     FIDELITY VIP
                                                                                 EQUITY-INCOME    EQUITY-INCOME    GROWTH
                                                                                 INITIAL CLASS    SERVICE CLASS    SERVICE CLASS
                                                                                 SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                     $  2,181,461     $  5,465,385    $   7,102,273
Changes From Operations:
   - Net investment income (loss)                                                       51,545          137,515           (9,677)
   - Net realized gain (loss) on investments                                           155,250          279,885          375,292
   - Net change in unrealized appreciation or depreciation on investments              131,322          461,598          584,055
                                                                                 ---------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                     338,117          878,998          949,670
Change From Unit Transactions:
   - Contract purchases                                                                130,418          400,797          848,529
   - Contract withdrawals                                                             (506,481)        (464,449)        (991,590)
   - Contract transfers                                                                (43,474)        (262,873)        (776,371)
                                                                                 ---------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                  (419,537)        (326,525)        (919,432)
                                                                                 ---------------  ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                (81,420)         552,473           30,238
                                                                                 ---------------  ---------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                      2,100,041        6,017,858        7,132,511
Changes From Operations:
   - Net investment income (loss)                                                       43,196          118,824          (33,042)
   - Net realized gain (loss) on investments                                           199,458          606,246          480,640
   - Net change in unrealized appreciation or depreciation on investments              301,673          849,703        2,304,723
                                                                                 ---------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                     544,327        1,574,773        2,752,321
Change From Unit Transactions:
   - Contract purchases                                                                131,782          206,962        1,710,104
   - Contract withdrawals                                                             (352,569)        (663,578)      (1,101,042)
   - Contract transfers                                                                (38,397)        (111,862)       1,706,846
                                                                                 ---------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                  (259,184)        (568,478)       2,315,908
                                                                                 ---------------  ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                285,143        1,006,295        5,068,229
                                                                                 ---------------  ---------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                   $  2,385,184     $  7,024,153    $  12,200,740
                                                                                 ===============  ===============  ==============



                                                                                 FIDELITY VIP                   FIDELITY VIP
                                                                                 GROWTH         FIDELITY VIP    INVESTMENT
                                                                                 OPPORTUNITIES  HIGH INCOME     GRADE BOND
                                                                                 SERVICE CLASS  SERVICE CLASS   INITIAL CLASS
                                                                                 SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                    $  2,522,236   $ 1,423,968    $  1,709,713
Changes From Operations:
   - Net investment income (loss)                                                      (4,150)       82,860          24,947
   - Net realized gain (loss) on investments                                          106,359         5,138          51,805
   - Net change in unrealized appreciation or depreciation on investments             372,655       101,956           8,610
                                                                                 -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                    474,864       189,954          85,362
Change From Unit Transactions:
   - Contract purchases                                                               200,661        94,757          83,840
   - Contract withdrawals                                                            (364,595)     (246,226)       (471,231)
   - Contract transfers                                                               (17,781)      172,023          48,833
                                                                                 -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                 (181,715)       20,554        (338,558)
                                                                                 -------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               293,149       210,508        (253,196)
                                                                                 -------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                     2,815,385     1,634,476       1,456,517
Changes From Operations:
   - Net investment income (loss)                                                      (7,990)       87,337          24,418
   - Net realized gain (loss) on investments                                          232,987         8,699          13,447
   - Net change in unrealized appreciation or depreciation on investments             772,778       (10,094)        (69,947)
                                                                                 -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                    997,775        85,942         (32,082)
Change From Unit Transactions:
   - Contract purchases                                                               175,549        88,885          72,127
   - Contract withdrawals                                                            (587,365)     (195,857)       (332,911)
   - Contract transfers                                                                60,833        73,488         160,989
                                                                                 -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                 (350,983)      (33,484)        (99,795)
                                                                                 -------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               646,792        52,458        (131,877)
                                                                                 -------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                  $  3,462,177   $ 1,686,934    $  1,324,640
                                                                                 =============  =============  ==============


                                                                                                                  FTVIPT
                                                                                                                  FRANKLIN
                                                                                  FIDELITY VIP    FIDELITY VIP    INCOME
                                                                                  MID CAP         OVERSEAS        SECURITIES
                                                                                  SERVICE CLASS   SERVICE CLASS   CLASS 1
                                                                                  SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                    $   13,990,653   $  4,756,314   $  10,141,890
Changes From Operations:
   - Net investment income (loss)                                                         6,395         67,845         700,987
   - Net realized gain (loss) on investments                                          1,515,990        (85,344)         11,153
   - Net change in unrealized appreciation or depreciation on investments               497,772        972,409         642,578
                                                                                 ---------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                    2,020,157        954,910       1,354,718
Change From Unit Transactions:
   - Contract purchases                                                               2,247,659        526,199       2,022,608
   - Contract withdrawals                                                            (1,521,851)      (428,933)     (1,250,314)
   - Contract transfers                                                                 561,526        (41,614)      1,304,541
                                                                                 ---------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                  1,287,334         55,652       2,076,835
                                                                                 ---------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               3,307,491      1,010,562       3,431,553
                                                                                 ---------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                      17,298,144      5,766,876      13,573,443
Changes From Operations:
   - Net investment income (loss)                                                        (4,922)        43,176       1,055,223
   - Net realized gain (loss) on investments                                          3,704,295        135,086         110,595
   - Net change in unrealized appreciation or depreciation on investments             2,878,007      1,432,605       1,199,634
                                                                                 ---------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                    6,577,380      1,610,867       2,365,452
Change From Unit Transactions:
   - Contract purchases                                                               3,794,972        444,239       4,819,264
   - Contract withdrawals                                                            (2,027,245)      (489,663)     (1,844,010)
   - Contract transfers                                                               2,642,196       (448,014)      6,078,475
                                                                                 ---------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                  4,409,923       (493,438)      9,053,729
                                                                                 ---------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              10,987,303      1,117,429      11,419,181
                                                                                 ---------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                  $   28,285,447   $  6,884,305   $  24,992,624
                                                                                 ===============  =============  ==============


                                                                                 FTVIPT FRANKLIN      FTVIPT          FTVIPT
                                                                                 SMALL-MID CAP        MUTUAL          TEMPLETON
                                                                                 GROWTH               SHARES          FOREIGN
                                                                                 SECURITIES           SECURITIES      SECURITIES
                                                                                 CLASS 1              CLASS 1         CLASS 1
                                                                                 SUBACCOUNT           SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                      $  10,030,040     $   9,476,588   $  1,710,317
Changes From Operations:
   - Net investment income (loss)                                                        (62,596)          226,416         46,079
   - Net realized gain (loss) on investments                                           1,085,735            53,530        (38,873)
   - Net change in unrealized appreciation or depreciation on investments                 33,073         1,180,215        261,576
                                                                                 ------------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                     1,056,212         1,460,161        268,782
Change From Unit Transactions:
   - Contract purchases                                                                  972,160         2,195,048        102,256
   - Contract withdrawals                                                             (1,118,490)       (1,016,658)      (413,315)
   - Contract transfers                                                                 (123,937)          785,327        (28,719)
                                                                                 ------------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                    (270,267)        1,963,717       (339,778)
                                                                                 ------------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                  785,945         3,423,878        (70,996)
                                                                                 ------------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                       10,815,985        12,900,466      1,639,321
Changes From Operations:
   - Net investment income (loss)                                                        (65,543)          329,763         31,261
   - Net realized gain (loss) on investments                                           1,346,212           379,972         28,737
   - Net change in unrealized appreciation or depreciation on investments              2,607,170         3,276,840        260,767
                                                                                 ------------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                     3,887,839         3,986,575        320,765
Change From Unit Transactions:
   - Contract purchases                                                                  745,718         3,739,422         86,041
   - Contract withdrawals                                                             (1,053,040)       (1,593,261)      (273,971)
   - Contract transfers                                                                 (657,869)        2,242,710       (132,550)
                                                                                 ------------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                    (965,191)        4,388,871       (320,480)
                                                                                 ------------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                2,922,648         8,375,446            285
                                                                                 ------------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                                    $  13,738,633     $  21,275,912   $  1,639,606
                                                                                 ==================  ==============  =============


                                                                                  FTVIPT
                                                                                  TEMPLETON
                                                                                  FOREIGN
                                                                                  SECURITIES
                                                                                  CLASS 2
                                                                                  SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                    $  3,586,115
Changes From Operations:
   - Net investment income (loss)                                                      87,826
   - Net realized gain (loss) on investments                                           (2,183)
   - Net change in unrealized appreciation or depreciation on investments             555,789
                                                                                 -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                    641,432
Change From Unit Transactions:
   - Contract purchases                                                               314,823
   - Contract withdrawals                                                            (679,713)
   - Contract transfers                                                               208,308
                                                                                 -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                 (156,582)
                                                                                 -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               484,850
                                                                                 -------------
NET ASSETS AT DECEMBER 31, 2012                                                     4,070,965
Changes From Operations:
   - Net investment income (loss)                                                      75,317
   - Net realized gain (loss) on investments                                           90,992
   - Net change in unrealized appreciation or depreciation on investments             688,687
                                                                                 -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                    854,996
Change From Unit Transactions:
   - Contract purchases                                                               300,960
   - Contract withdrawals                                                            (582,527)
   - Contract transfers                                                              (106,203)
                                                                                 -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                 (387,770)
                                                                                 -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               467,226
                                                                                 -------------
NET ASSETS AT DECEMBER 31, 2013                                                  $  4,538,191
                                                                                 =============



See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

YEARS ENDED DECEMBER 31, 2012 AND 2013




                                                                        FTVIPT              FTVIPT              FTVIPT
                                                                        TEMPLETON           TEMPLETON           TEMPLETON
                                                                        GLOBAL BOND         GROWTH              GROWTH
                                                                        SECURITIES CLASS 1  SECURITIES CLASS 1  SECURITIES CLASS 2
                                                                        SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                             $  10,957,497       $  6,132,364        $  1,310,772
Changes From Operations:
   - Net investment income (loss)                                               782,993            110,141              17,704
   - Net realized gain (loss) on investments                                    184,319            (41,728)             (3,021)
   - Net change in unrealized appreciation or depreciation on investments       803,416          1,180,246             213,368
                                                                        ------------------  ------------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                            1,770,728          1,248,659             228,051
Change From Unit Transactions:
   - Contract purchases                                                         986,823            463,919             128,741
   - Contract withdrawals                                                    (1,193,308)          (646,530)           (307,037)
   - Contract transfers                                                       1,327,890           (211,257)           (130,728)
                                                                        ------------------  ------------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          1,121,405           (393,868)           (309,024)
                                                                        ------------------  ------------------  ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       2,892,133            854,791             (80,973)
                                                                        ------------------  ------------------  ------------------
NET ASSETS AT DECEMBER 31, 2012                                              13,849,630          6,987,155           1,229,799
Changes From Operations:
   - Net investment income (loss)                                               575,055            168,427              28,953
   - Net realized gain (loss) on investments                                    298,049            321,735              47,871
   - Net change in unrealized appreciation or depreciation on investments      (725,680)         1,495,135             278,234
                                                                        ------------------  ------------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              147,424          1,985,297             355,058
Change From Unit Transactions:
   - Contract purchases                                                         645,926            379,338             115,646
   - Contract withdrawals                                                    (1,031,960)          (817,058)           (185,323)
   - Contract transfers                                                      (1,307,791)          (397,892)            (82,984)
                                                                        ------------------  ------------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         (1,693,825)          (835,612)           (152,661)
                                                                        ------------------  ------------------  ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (1,546,401)         1,149,685             202,397
                                                                        ------------------  ------------------  ------------------
NET ASSETS AT DECEMBER 31, 2013                                           $  12,303,229       $  8,136,840        $  1,432,196
                                                                        ==================  ==================  ==================



                                                                         INVESCO V.I.    INVESCO V.I.
                                                                         AMERICAN        CAPITAL          INVESCO V.I.
                                                                         FRANCHISE       APPRECIATION     CORE EQUITY
                                                                         SERIES I        SERIES I         SERIES I
                                                                         SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                           $          --   $    9,886,257   $   14,215,138
Changes From Operations:
   - Net investment income (loss)                                             (36,620)         (18,682)          65,711
   - Net realized gain (loss) on investments                                  (69,279)       1,106,401          345,791
   - Net change in unrealized appreciation or depreciation on investments    (221,203)         412,732        1,429,751
                                                                        --------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                           (327,102)       1,500,451        1,841,253
Change From Unit Transactions:
   - Contract purchases                                                       655,242          315,418        1,090,665
   - Contract withdrawals                                                  (1,307,312)        (679,614)      (2,150,863)
   - Contract transfers                                                    11,023,399      (11,022,512)         (21,719)
                                                                        --------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                       10,371,329      (11,386,708)      (1,081,917)
                                                                        --------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    10,044,227       (9,886,257)         759,336
                                                                        --------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                            10,044,227               --       14,974,474
Changes From Operations:
   - Net investment income (loss)                                              (9,925)              --          140,062
   - Net realized gain (loss) on investments                                  236,916               --          635,918
   - Net change in unrealized appreciation or depreciation on investments   3,521,304               --        3,274,708
                                                                        --------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                          3,748,295               --        4,050,688
Change From Unit Transactions:
   - Contract purchases                                                       859,051               --          961,092
   - Contract withdrawals                                                  (1,606,508)              --       (2,288,860)
   - Contract transfers                                                      (262,881)              --         (508,150)
                                                                        --------------  ---------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                       (1,010,338)              --       (1,835,918)
                                                                        --------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     2,737,957               --        2,214,770
                                                                        --------------  ---------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                         $  12,782,184   $           --   $   17,189,244
                                                                        ==============  ===============  ===============



                                                                        INVESCO V.I.  INVESCO V.I.
                                                                        DIVERSIFIED   INTERNATIONAL  JANUS ASPEN
                                                                        INCOME        GROWTH         BALANCED
                                                                        SERIES I      SERIES I       INSTITUTIONAL CLASS
                                                                        SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                           $   696,741   $  5,412,413     $   9,842,839
Changes From Operations:
   - Net investment income (loss)                                            28,294         49,402           237,576
   - Net realized gain (loss) on investments                                  4,549        261,733           811,342
   - Net change in unrealized appreciation or depreciation on investments    34,339        472,738           215,912
                                                                        ------------  -------------  -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                           67,182        783,873         1,264,830
Change From Unit Transactions:
   - Contract purchases                                                      37,884        300,628           693,170
   - Contract withdrawals                                                  (105,473)      (639,647)       (1,302,702)
   - Contract transfers                                                     (17,718)       (72,816)           (6,115)
                                                                        ------------  -------------  -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                        (85,307)      (411,835)         (615,647)
                                                                        ------------  -------------  -------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (18,125)       372,038           649,183
                                                                        ------------  -------------  -------------------
NET ASSETS AT DECEMBER 31, 2012                                             678,616      5,784,451        10,492,022
Changes From Operations:
   - Net investment income (loss)                                            29,683         40,654           105,502
   - Net realized gain (loss) on investments                                    545        258,091           755,781
   - Net change in unrealized appreciation or depreciation on investments   (33,513)       724,402         1,042,095
                                                                        ------------  -------------  -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                           (3,285)     1,023,147         1,903,378
Change From Unit Transactions:
   - Contract purchases                                                      39,795        296,236           626,875
   - Contract withdrawals                                                  (161,173)      (619,672)       (1,800,717)
   - Contract transfers                                                      63,297        133,944          (366,384)
                                                                        ------------  -------------  -------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                        (58,081)      (189,492)       (1,540,226)
                                                                        ------------  -------------  -------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (61,366)       833,655           363,152
                                                                        ------------  -------------  -------------------
NET ASSETS AT DECEMBER 31, 2013                                         $   617,250   $  6,618,106     $  10,855,174
                                                                        ============  =============  ===================


                                                                                                       JANUS ASPEN
                                                                                                       GLOBAL
                                                                        JANUS ASPEN    JANUS ASPEN     RESEARCH
                                                                        BALANCED       ENTERPRISE      INSTITUTIONAL
                                                                        SERVICE CLASS  SERVICE CLASS   CLASS
                                                                        SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                           $  7,959,792   $  3,037,060   $    7,992,638
Changes From Operations:
   - Net investment income (loss)                                            133,702        (20,165)          34,601
   - Net realized gain (loss) on investments                                 756,942        254,781           19,912
   - Net change in unrealized appreciation or depreciation on investments      2,747        249,928        1,478,075
                                                                        -------------  -------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                           893,391        484,544        1,532,588
Change From Unit Transactions:
   - Contract purchases                                                      509,802        151,218          759,072
   - Contract withdrawals                                                   (530,467)      (386,917)      (1,179,272)
   - Contract transfers                                                   (1,569,432)       (30,320)         (14,482)
                                                                        -------------  -------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                      (1,590,097)      (266,019)        (434,682)
                                                                        -------------  -------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (696,706)       218,525        1,097,906
                                                                        -------------  -------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                            7,263,086      3,255,585        9,090,544
Changes From Operations:
   - Net investment income (loss)                                             62,399         (7,890)          70,641
   - Net realized gain (loss) on investments                                 599,361        496,513          231,545
   - Net change in unrealized appreciation or depreciation on investments    745,594        390,705        2,082,290
                                                                        -------------  -------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                         1,407,354        879,328        2,384,476
Change From Unit Transactions:
   - Contract purchases                                                      500,316        176,862          681,252
   - Contract withdrawals                                                   (658,001)      (468,044)      (1,393,538)
   - Contract transfers                                                      152,446       (402,649)        (170,727)
                                                                        -------------  -------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (5,239)      (693,831)        (883,013)
                                                                        -------------  -------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    1,402,115        185,497        1,501,463
                                                                        -------------  -------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                         $  8,665,201   $  3,441,082   $   10,592,007
                                                                        =============  =============  ===============




                                                                        JANUS ASPEN
                                                                        GLOBAL RESEARCH
                                                                        SERVICE CLASS
                                                                        SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                             $  1,849,786
Changes From Operations:
   - Net investment income (loss)                                                1,745
   - Net realized gain (loss) on investments                                    59,071
   - Net change in unrealized appreciation or depreciation on investments      286,365
                                                                        ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             347,181
Change From Unit Transactions:
   - Contract purchases                                                        147,544
   - Contract withdrawals                                                     (209,802)
   - Contract transfers                                                        (13,352)
                                                                        ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           (75,610)
                                                                        ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        271,571
                                                                        ---------------
NET ASSETS AT DECEMBER 31, 2012                                              2,121,357
Changes From Operations:
   - Net investment income (loss)                                               11,471
   - Net realized gain (loss) on investments                                   254,455
   - Net change in unrealized appreciation or depreciation on investments      293,288
                                                                        ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             559,214
Change From Unit Transactions:
   - Contract purchases                                                        147,206
   - Contract withdrawals                                                     (290,687)
   - Contract transfers                                                        (59,891)
                                                                        ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (203,372)
                                                                        ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        355,842
                                                                        ---------------
NET ASSETS AT DECEMBER 31, 2013                                           $  2,477,199
                                                                        ===============



See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

YEARS ENDED DECEMBER 31, 2012 AND 2013





                                                                            JANUS ASPEN    LVIP            LVIP
                                                                            GLOBAL         BARON GROWTH    BARON GROWTH
                                                                            TECHNOLOGY     OPPORTUNITIES   OPPORTUNITIES
                                                                            SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                                                            SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $ 1,251,908      $   686,765   $   7,864,651
Changes From Operations:
   - Net investment income (loss)                                                (7,770)           5,056          53,016
   - Net realized gain (loss) on investments                                     26,514          118,720         819,491
   - Net change in unrealized appreciation or depreciation on investments       211,348           (3,177)        487,255
                                                                            -------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              230,092          120,599       1,359,762
Change From Unit Transactions:
   - Contract purchases                                                          94,266           51,626       1,026,939
   - Contract withdrawals                                                      (137,348)        (121,068)     (1,139,917)
   - Contract transfers                                                          14,958          (44,787)       (427,632)
                                                                            -------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (28,124)        (114,229)       (540,610)
                                                                            -------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         201,968            6,370         819,152
                                                                            -------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                               1,453,876          693,135       8,683,803
Changes From Operations:
   - Net investment income (loss)                                                (8,397)          (1,918)        (10,157)
   - Net realized gain (loss) on investments                                    110,639          183,421       1,578,898
   - Net change in unrealized appreciation or depreciation on investments       339,402          199,630       2,235,777
                                                                            -------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              441,644          381,133       3,804,518
Change From Unit Transactions:
   - Contract purchases                                                          70,038           54,900       2,892,481
   - Contract withdrawals                                                      (299,393)         (84,498)     (1,231,146)
   - Contract transfers                                                         (87,270)         502,524       1,835,385
                                                                            -------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           (316,625)         472,926       3,496,720
                                                                            -------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         125,019          854,059       7,301,238
                                                                            -------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                             $ 1,578,895      $ 1,547,194   $  15,985,041
                                                                            =============  ==============  ==============



                                                                            LVIP            LVIP            LVIP
                                                                            BLACKROCK       BLACKROCK       BLACKROCK
                                                                            EMERGING        EQUITY          INFLATION
                                                                            MARKETS RPM     DIVIDEND RPM    PROTECTED BOND
                                                                            STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                                            SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $        --    $   4,815,792    $ 3,501,027
Changes From Operations:
   - Net investment income (loss)                                                     --            6,419        (21,200)
   - Net realized gain (loss) on investments                                          --          152,132        148,152
   - Net change in unrealized appreciation or depreciation on investments             --          598,378        143,470
                                                                            --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                    --          756,929        270,422
Change From Unit Transactions:
   - Contract purchases                                                               --          463,189      1,294,769
   - Contract withdrawals                                                             --       (1,037,487)      (553,302)
   - Contract transfers                                                               --          113,918      2,673,330
                                                                            --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                  --         (460,380)     3,414,797
                                                                            --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               --          296,549      3,685,219
                                                                            --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                       --        5,112,341      7,186,246
Changes From Operations:
   - Net investment income (loss)                                                  7,154          121,869          5,058
   - Net realized gain (loss) on investments                                          88          484,669        157,740
   - Net change in unrealized appreciation or depreciation on investments         (9,286)         668,667       (934,134)
                                                                            --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                (2,044)       1,275,205       (771,336)
Change From Unit Transactions:
   - Contract purchases                                                          873,479        2,918,187      2,841,548
   - Contract withdrawals                                                        (73,766)        (886,745)      (886,769)
   - Contract transfers                                                          389,286        3,372,508      1,241,074
                                                                            --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           1,188,999        5,403,950      3,195,853
                                                                            --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        1,186,955        6,679,155      2,424,517
                                                                            --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                              $ 1,186,955    $  11,791,496    $ 9,610,763
                                                                            ==============  ==============  ==============



                                                                                                            LVIP
                                                                                            LVIP            COLUMBIA
                                                                            LVIP            CLARION GLOBAL  SMALL-MID CAP
                                                                            CAPITAL GROWTH  REAL ESTATE     GROWTH RPM
                                                                            STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                                            SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $ 1,716,063   $   4,728,629    $  2,092,272
Changes From Operations:
   - Net investment income (loss)                                                  (7,384)        (27,824)        (18,631)
   - Net realized gain (loss) on investments                                       34,267         159,310         (63,753)
   - Net change in unrealized appreciation or depreciation on investments         331,665       1,089,640         115,536
                                                                            --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                358,548       1,221,126          33,152
Change From Unit Transactions:
   - Contract purchases                                                           504,287       1,099,907         383,871
   - Contract withdrawals                                                        (211,552)       (545,017)       (338,166)
   - Contract transfers                                                           575,852         365,158         477,152
                                                                            --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              868,587         920,048         522,857
                                                                            --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         1,227,135       2,141,174         556,009
                                                                            --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                 2,943,198       6,869,803       2,648,281
Changes From Operations:
   - Net investment income (loss)                                                 (15,827)        (41,397)        (15,272)
   - Net realized gain (loss) on investments                                       69,739         209,830         128,117
   - Net change in unrealized appreciation or depreciation on investments       1,295,302          16,018         494,630
                                                                            --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              1,349,214         184,451         607,475
Change From Unit Transactions:
   - Contract purchases                                                         1,417,802       1,779,309       1,190,735
   - Contract withdrawals                                                        (400,322)       (671,507)       (661,754)
   - Contract transfers                                                         1,012,285       1,864,040         (66,099)
                                                                            --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            2,029,765       2,971,842         462,882
                                                                            --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         3,378,979       3,156,293       1,070,357
                                                                            --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                               $ 6,322,177   $  10,026,096    $  3,718,638
                                                                            ==============  ==============  ==============


                                                                                                            LVIP
                                                                                            LVIP            DELAWARE
                                                                            LVIP            DELAWARE        FOUNDATION
                                                                            DELAWARE        DIVERSIFIED     AGGRESSIVE
                                                                            BOND            FLOATING RATE   ALLOCATION
                                                                            STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                                            SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $ 68,715,825    $ 1,295,170      $ 3,080,307
Changes From Operations:
   - Net investment income (loss)                                               1,115,385         19,824           35,008
   - Net realized gain (loss) on investments                                    2,904,160         (7,841)          25,119
   - Net change in unrealized appreciation or depreciation on investments         234,721         32,414          321,814
                                                                            --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              4,254,266         44,397          381,941
Change From Unit Transactions:
   - Contract purchases                                                         6,570,087        327,725          417,155
   - Contract withdrawals                                                      (7,466,451)      (188,213)        (503,613)
   - Contract transfers                                                         5,441,657        536,565         (177,991)
                                                                            --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            4,545,293        676,077         (264,449)
                                                                            --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         8,799,559        720,474          117,492
                                                                            --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                77,515,384      2,015,644        3,197,799
Changes From Operations:
   - Net investment income (loss)                                               1,136,863         28,197           31,702
   - Net realized gain (loss) on investments                                    1,556,596          2,323           94,536
   - Net change in unrealized appreciation or depreciation on investments      (4,895,577)       (12,378)         468,078
                                                                            --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             (2,202,118)        18,142          594,316
Change From Unit Transactions:
   - Contract purchases                                                        10,082,138      1,679,529          179,610
   - Contract withdrawals                                                      (7,821,824)      (516,961)        (240,788)
   - Contract transfers                                                         8,203,656      4,665,662         (236,533)
                                                                            --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           10,463,970      5,828,230         (297,711)
                                                                            --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         8,261,852      5,846,372          296,605
                                                                            --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                              $ 85,777,236    $ 7,862,016      $ 3,494,404
                                                                            ==============  ==============  ==============



                                                                            LVIP
                                                                            DELAWARE
                                                                            GROWTH AND
                                                                            INCOME
                                                                            STANDARD CLASS
                                                                            SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $  1,923,868
Changes From Operations:
   - Net investment income (loss)                                                  12,371
   - Net realized gain (loss) on investments                                       36,464
   - Net change in unrealized appreciation or depreciation on investments         238,534
                                                                            --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                287,369
Change From Unit Transactions:
   - Contract purchases                                                           254,268
   - Contract withdrawals                                                        (174,217)
   - Contract transfers                                                           (52,862)
                                                                            --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               27,189
                                                                            --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           314,558
                                                                            --------------
NET ASSETS AT DECEMBER 31, 2012                                                 2,238,426
Changes From Operations:
   - Net investment income (loss)                                                  39,701
   - Net realized gain (loss) on investments                                      202,216
   - Net change in unrealized appreciation or depreciation on investments         538,347
                                                                            --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                780,264
Change From Unit Transactions:
   - Contract purchases                                                           262,889
   - Contract withdrawals                                                        (193,338)
   - Contract transfers                                                           305,495
                                                                            --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              375,046
                                                                            --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         1,155,310
                                                                            --------------
NET ASSETS AT DECEMBER 31, 2013                                              $  3,393,736
                                                                            ==============



See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                           LVIP            LVIP            LVIP
                                                                           DELAWARE        DELAWARE        DIMENSIONAL
                                                                           SOCIAL          SPECIAL         NON-U.S.
                                                                           AWARENESS       OPPORTUNITIES   EQUITY RPM
                                                                           STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                                           SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $ 2,969,594    $  3,562,626     $    379,209
Changes From Operations:
   - Net investment income (loss)                                                 5,985           8,296           16,188
   - Net realized gain (loss) on investments                                    286,357         402,107           24,621
   - Net change in unrealized appreciation or depreciation on investments       128,906          36,563           86,478
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              421,248         446,966          127,287
Change From Unit Transactions:
   - Contract purchases                                                         237,512         302,011          314,439
   - Contract withdrawals                                                      (391,159)       (244,380)         (82,760)
   - Contract transfers                                                         (37,664)     (1,282,164)         170,982
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           (191,311)     (1,224,533)         402,661
                                                                           --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         229,937        (777,567)         529,948
                                                                           --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                               3,199,531       2,785,059          909,157
Changes From Operations:
   - Net investment income (loss)                                                28,741          36,652           48,567
   - Net realized gain (loss) on investments                                    325,274         485,092           41,747
   - Net change in unrealized appreciation or depreciation on investments       726,122         603,677          143,053
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                            1,080,137       1,125,421          233,367
Change From Unit Transactions:
   - Contract purchases                                                         262,483         468,371        1,080,813
   - Contract withdrawals                                                      (403,288)       (296,518)        (300,132)
   - Contract transfers                                                          75,915       1,461,139        1,348,788
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (64,890)      1,632,992        2,129,469
                                                                           --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       1,015,247       2,758,413        2,362,836
                                                                           --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                             $ 4,214,778    $  5,543,472     $  3,271,993
                                                                           ==============  ==============  ==============


                                                                           LVIP            LVIP
                                                                           DIMENSIONAL     DIMENSIONAL/
                                                                           U.S. EQUITY     VANGUARD        LVIP
                                                                           RPM             TOTAL BOND      GLOBAL INCOME
                                                                           STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                                           SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $   589,819     $   807,923     $ 2,905,394
Changes From Operations:
   - Net investment income (loss)                                                 5,486          25,979          76,595
   - Net realized gain (loss) on investments                                     38,378           7,436          16,574
   - Net change in unrealized appreciation or depreciation on investments        92,308           3,188         194,968
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              136,172          36,603         288,137
Change From Unit Transactions:
   - Contract purchases                                                         260,905         522,577       1,388,073
   - Contract withdrawals                                                       (83,645)       (172,834)       (573,774)
   - Contract transfers                                                         121,748       1,256,905         925,700
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            299,008       1,606,648       1,739,999
                                                                           --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         435,180       1,643,251       2,028,136
                                                                           --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                               1,024,999       2,451,174       4,933,530
Changes From Operations:
   - Net investment income (loss)                                                31,395          75,283          (4,931)
   - Net realized gain (loss) on investments                                    146,333           7,985           2,641
   - Net change in unrealized appreciation or depreciation on investments       384,674        (220,077)       (160,128)
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              562,402        (136,809)       (162,418)
Change From Unit Transactions:
   - Contract purchases                                                       1,826,786       2,707,092       1,485,895
   - Contract withdrawals                                                      (309,813)       (653,643)       (713,438)
   - Contract transfers                                                       1,575,413       3,405,556       2,065,596
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          3,092,386       5,459,005       2,838,053
                                                                           --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       3,654,788       5,322,196       2,675,635
                                                                           --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                             $ 4,679,787     $ 7,773,370     $ 7,609,165
                                                                           ==============  ==============  ==============


                                                                                           LVIP            LVIP
                                                                           LVIP            JPMORGAN        MANAGED
                                                                           JPMORGAN        MID CAP VALUE   RISK
                                                                           HIGH YIELD      RPM             PROFILE 2010
                                                                           STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                                           SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $   1,993,758    $   864,421      $  437,399
Changes From Operations:
   - Net investment income (loss)                                                212,596         (4,335)          4,593
   - Net realized gain (loss) on investments                                      27,726         21,421          32,181
   - Net change in unrealized appreciation or depreciation on investments        201,037        105,283         (10,339)
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               441,359        122,369          26,435
Change From Unit Transactions:
   - Contract purchases                                                        1,045,259        226,220          15,913
   - Contract withdrawals                                                       (378,236)      (110,614)        (78,318)
   - Contract transfers                                                        2,358,357        148,365         (89,236)
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           3,025,380        263,971        (151,641)
                                                                           --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        3,466,739        386,340        (125,206)
                                                                           --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                5,460,497      1,250,761         312,193
Changes From Operations:
   - Net investment income (loss)                                                549,616          9,921           2,521
   - Net realized gain (loss) on investments                                      52,470         70,939           3,821
   - Net change in unrealized appreciation or depreciation on investments        (93,410)       457,913          19,010
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               508,676        538,773          25,352
Change From Unit Transactions:
   - Contract purchases                                                        3,182,685      1,291,369           5,590
   - Contract withdrawals                                                       (823,642)      (236,500)        (16,720)
   - Contract transfers                                                        5,099,719      2,299,659          (3,412)
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           7,458,762      3,354,528         (14,542)
                                                                           --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        7,967,438      3,893,301          10,810
                                                                           --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                            $  13,427,935    $ 5,144,062      $  323,003
                                                                           ==============  ==============  ==============


                                                                           LVIP            LVIP            LVIP
                                                                           MANAGED         MANAGED         MANAGED
                                                                           RISK            RISK            RISK
                                                                           PROFILE 2020    PROFILE 2030    PROFILE 2040
                                                                           STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                                           SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $   946,917     $ 1,314,391     $ 4,051,899
Changes From Operations:
   - Net investment income (loss)                                                14,703          20,474          41,401
   - Net realized gain (loss) on investments                                     61,807          32,067         164,032
   - Net change in unrealized appreciation or depreciation on investments         1,707          41,131          47,452
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               78,217          93,672         252,885
Change From Unit Transactions:
   - Contract purchases                                                         131,201         201,410         318,598
   - Contract withdrawals                                                      (279,380)       (170,053)       (864,779)
   - Contract transfers                                                          37,802         271,283        (137,695)
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           (110,377)        302,640        (683,876)
                                                                           --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         (32,160)        396,312        (430,991)
                                                                           --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                 914,757       1,710,703       3,620,908
Changes From Operations:
   - Net investment income (loss)                                                 8,757          16,730          27,727
   - Net realized gain (loss) on investments                                     24,370          14,192         180,570
   - Net change in unrealized appreciation or depreciation on investments        68,481         207,869         348,439
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              101,608         238,791         556,736
Change From Unit Transactions:
   - Contract purchases                                                          79,867         183,004         230,976
   - Contract withdrawals                                                       (69,545)       (108,560)       (266,100)
   - Contract transfers                                                          33,447         124,219        (299,165)
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             43,769         198,663        (334,289)
                                                                           --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         145,377         437,454         222,447
                                                                           --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                             $ 1,060,134     $ 2,148,157     $ 3,843,355
                                                                           ==============  ==============  ==============


                                                                           LVIP
                                                                           MANAGED
                                                                           RISK PROFILE
                                                                           CONSERVATIVE
                                                                           STANDARD CLASS
                                                                           SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $   8,193,662
Changes From Operations:
   - Net investment income (loss)                                                383,843
   - Net realized gain (loss) on investments                                     228,592
   - Net change in unrealized appreciation or depreciation on investments        240,315
                                                                           --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               852,750
Change From Unit Transactions:
   - Contract purchases                                                          801,183
   - Contract withdrawals                                                     (1,203,706)
   - Contract transfers                                                        4,770,753
                                                                           --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           4,368,230
                                                                           --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        5,220,980
                                                                           --------------
NET ASSETS AT DECEMBER 31, 2012                                               13,414,642
Changes From Operations:
   - Net investment income (loss)                                                364,093
   - Net realized gain (loss) on investments                                     682,579
   - Net change in unrealized appreciation or depreciation on investments        437,656
                                                                           --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             1,484,328
Change From Unit Transactions:
   - Contract purchases                                                        5,248,976
   - Contract withdrawals                                                     (1,703,585)
   - Contract transfers                                                        5,176,516
                                                                           --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           8,721,907
                                                                           --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       10,206,235
                                                                           --------------
NET ASSETS AT DECEMBER 31, 2013                                            $  23,620,877
                                                                           ==============



See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

YEARS ENDED DECEMBER 31, 2012 AND 2013




                                                                            LVIP            LVIP            LVIP
                                                                            MANAGED         MANAGED         MFS
                                                                            RISK PROFILE    RISK PROFILE    INTERNATIONAL
                                                                            GROWTH          MODERATE        GROWTH
                                                                            STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                                            SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $ 44,731,860   $ 43,786,443    $   3,182,980
Changes From Operations:
   - Net investment income (loss)                                               1,042,152      1,363,214           14,675
   - Net realized gain (loss) on investments                                      251,216        505,728           32,507
   - Net change in unrealized appreciation or depreciation on investments       2,674,028      2,214,311          603,236
                                                                            --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              3,967,396      4,083,253          650,418
Change From Unit Transactions:
   - Contract purchases                                                         8,439,457      5,601,536          554,974
   - Contract withdrawals                                                      (5,350,289)    (4,433,939)        (352,908)
   - Contract transfers                                                         2,112,515      2,048,441          446,946
                                                                            --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            5,201,683      3,216,038          649,012
                                                                            --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         9,169,079      7,299,291        1,299,430
                                                                            --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                53,900,939     51,085,734        4,482,410
Changes From Operations:
   - Net investment income (loss)                                                 947,759        912,041           40,962
   - Net realized gain (loss) on investments                                      821,743        933,152           81,884
   - Net change in unrealized appreciation or depreciation on investments       6,089,860      4,827,885          781,754
                                                                            --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              7,859,362      6,673,078          904,600
Change From Unit Transactions:
   - Contract purchases                                                        12,285,718      8,744,881        2,485,038
   - Contract withdrawals                                                      (5,936,141)    (5,767,906)        (598,826)
   - Contract transfers                                                         8,750,138     12,412,002        2,946,103
                                                                            --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           15,099,715     15,388,977        4,832,315
                                                                            --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        22,959,077     22,062,055        5,736,915
                                                                            --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                              $ 76,860,016   $ 73,147,789    $  10,219,325
                                                                            ==============  ==============  ==============



                                                                                                            LVIP
                                                                                                            MONDRIAN
                                                                            LVIP            LVIP            INTERNATIONAL
                                                                            MFS VALUE       MID-CAP VALUE   VALUE
                                                                            STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                                            SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $  7,548,920    $ 1,765,066     $ 14,451,816
Changes From Operations:
   - Net investment income (loss)                                                  93,190            191          328,639
   - Net realized gain (loss) on investments                                      148,961         38,081         (384,631)
   - Net change in unrealized appreciation or depreciation on investments       1,079,804        387,805        1,345,426
                                                                            --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              1,321,955        426,077        1,289,434
Change From Unit Transactions:
   - Contract purchases                                                         1,972,777        293,223        1,165,588
   - Contract withdrawals                                                        (922,373)      (226,690)      (1,408,982)
   - Contract transfers                                                         1,792,499        143,000         (730,231)
                                                                            --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            2,842,903        209,533         (973,625)
                                                                            --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         4,164,858        635,610          315,809
                                                                            --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                11,713,778      2,400,676       14,767,625
Changes From Operations:
   - Net investment income (loss)                                                 325,139         (6,404)         345,746
   - Net realized gain (loss) on investments                                      504,231        129,779          186,884
   - Net change in unrealized appreciation or depreciation on investments       4,389,951        805,534        2,702,722
                                                                            --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              5,219,321        928,909        3,235,352
Change From Unit Transactions:
   - Contract purchases                                                         6,098,550        947,054        2,058,700
   - Contract withdrawals                                                      (1,640,196)      (351,037)      (1,598,142)
   - Contract transfers                                                         5,319,455        485,792          851,296
                                                                            --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            9,777,809      1,081,809        1,311,854
                                                                            --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        14,997,130      2,010,718        4,547,206
                                                                            --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                              $ 26,710,908    $ 4,411,394     $ 19,314,831
                                                                            ==============  ==============  ==============


                                                                                                             LVIP
                                                                                                             SSGA
                                                                                             LVIP            CONSERVATIVE
                                                                            LVIP             SSGA            INDEX
                                                                            MONEY MARKET     BOND INDEX      ALLOCATION
                                                                            STANDARD CLASS   STANDARD CLASS  STANDARD CLASS
                                                                            SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $   53,051,004    $ 3,788,259     $     86,558
Changes From Operations:
   - Net investment income (loss)                                                 (249,681)        88,426           20,151
   - Net realized gain (loss) on investments                                           225         47,832            3,316
   - Net change in unrealized appreciation or depreciation on investments               --            838             (157)
                                                                            ---------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                (249,456)       137,096           23,310
Change From Unit Transactions:
   - Contract purchases                                                         80,597,803        643,866        1,048,920
   - Contract withdrawals                                                      (18,566,972)      (487,565)        (127,377)
   - Contract transfers                                                        (57,529,240)       543,173          197,573
                                                                            ---------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             4,501,591        699,474        1,119,116
                                                                            ---------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          4,252,135        836,570        1,142,426
                                                                            ---------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                 57,303,139      4,624,829        1,228,984
Changes From Operations:
   - Net investment income (loss)                                                 (329,436)        84,877           46,123
   - Net realized gain (loss) on investments                                            --         26,485            8,851
   - Net change in unrealized appreciation or depreciation on investments               --       (261,517)          77,856
                                                                            ---------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                (329,436)      (150,155)         132,830
Change From Unit Transactions:
   - Contract purchases                                                        235,693,984      1,176,801          605,252
   - Contract withdrawals                                                      (27,931,322)      (453,913)        (164,138)
   - Contract transfers                                                       (178,297,389)       609,427        1,978,990
                                                                            ---------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            29,465,273      1,332,315        2,420,104
                                                                            ---------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         29,135,837      1,182,160        2,552,934
                                                                            ---------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                             $   86,438,976    $ 5,806,989     $  3,781,918
                                                                            ===============  ==============  ==============


                                                                            LVIP
                                                                            SSGA            LVIP               LVIP
                                                                            CONSERVATIVE    SSGA               SSGA
                                                                            STRUCTURED      DEVELOPED          EMERGING
                                                                            ALLOCATION      INTERNATIONAL 150  MARKETS 100
                                                                            STANDARD CLASS  STANDARD CLASS     STANDARD CLASS
                                                                            SUBACCOUNT      SUBACCOUNT         SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $   257,620     $   622,390      $  8,198,088
Changes From Operations:
   - Net investment income (loss)                                                  15,910          16,638           180,970
   - Net realized gain (loss) on investments                                        8,527          (5,442)          431,309
   - Net change in unrealized appreciation or depreciation on investments           8,014          86,523           355,545
                                                                            --------------  -----------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 32,451          97,719           967,824
Change From Unit Transactions:
   - Contract purchases                                                           107,646         135,830         1,075,082
   - Contract withdrawals                                                         (88,429)        (70,370)         (725,281)
   - Contract transfers                                                           123,531          37,080          (631,884)
                                                                            --------------  -----------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              142,748         102,540          (282,083)
                                                                            --------------  -----------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           175,199         200,259           685,741
                                                                            --------------  -----------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                   432,819         822,649         8,883,829
Changes From Operations:
   - Net investment income (loss)                                                  38,311          31,698           197,519
   - Net realized gain (loss) on investments                                        3,528          27,021          (276,002)
   - Net change in unrealized appreciation or depreciation on investments          34,840         148,076          (134,592)
                                                                            --------------  -----------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 76,679         206,795          (213,075)
Change From Unit Transactions:
   - Contract purchases                                                           684,597         406,351         1,890,688
   - Contract withdrawals                                                        (144,156)       (114,660)       (1,128,938)
   - Contract transfers                                                         1,127,416         248,420         1,574,307
                                                                            --------------  -----------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            1,667,857         540,111         2,336,057
                                                                            --------------  -----------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         1,744,536         746,906         2,122,982
                                                                            --------------  -----------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                               $ 2,177,355     $ 1,569,555      $ 11,006,811
                                                                            ==============  =================  ==============


                                                                            LVIP
                                                                            SSGA
                                                                            GLOBAL TACTICAL
                                                                            ALLOCATION
                                                                            RPM
                                                                            STANDARD CLASS
                                                                            SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $   8,394,143
Changes From Operations:
   - Net investment income (loss)                                                 277,598
   - Net realized gain (loss) on investments                                       13,991
   - Net change in unrealized appreciation or depreciation on investments         603,272
                                                                            ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                894,861
Change From Unit Transactions:
   - Contract purchases                                                         1,451,614
   - Contract withdrawals                                                        (824,140)
   - Contract transfers                                                           (81,310)
                                                                            ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              546,164
                                                                            ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         1,441,025
                                                                            ---------------
NET ASSETS AT DECEMBER 31, 2012                                                 9,835,168
Changes From Operations:
   - Net investment income (loss)                                                 263,827
   - Net realized gain (loss) on investments                                       96,696
   - Net change in unrealized appreciation or depreciation on investments         696,048
                                                                            ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              1,056,571
Change From Unit Transactions:
   - Contract purchases                                                         6,095,369
   - Contract withdrawals                                                      (1,263,709)
   - Contract transfers                                                           564,205
                                                                            ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            5,395,865
                                                                            ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         6,452,436
                                                                            ---------------
NET ASSETS AT DECEMBER 31, 2013                                             $  16,287,604
                                                                            ===============



See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

YEARS ENDED DECEMBER 31, 2012 AND 2013





                                                                            LVIP                            LVIP
                                                                            SSGA            LVIP            SSGA
                                                                            INTERNATIONAL   SSGA            MODERATE INDEX
                                                                            INDEX           LARGE CAP 100   ALLOCATION
                                                                            STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                                            SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $ 1,206,740      $ 1,133,806    $   592,420
Changes From Operations:
   - Net investment income (loss)                                                 25,439           19,181         28,141
   - Net realized gain (loss) on investments                                         210           41,017         18,667
   - Net change in unrealized appreciation or depreciation on investments        222,070           87,081         66,494
                                                                            --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               247,719          147,279        113,302
Change From Unit Transactions:
   - Contract purchases                                                          254,406          221,067        984,548
   - Contract withdrawals                                                       (157,552)        (147,775)      (404,809)
   - Contract transfers                                                          240,767          389,424        538,055
                                                                            --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             337,621          462,716      1,117,794
                                                                            --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          585,340          609,995      1,231,096
                                                                            --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                1,792,080        1,743,801      1,823,516
Changes From Operations:
   - Net investment income (loss)                                                 53,194           76,968         70,313
   - Net realized gain (loss) on investments                                      48,970          387,822         26,651
   - Net change in unrealized appreciation or depreciation on investments        446,165          368,699        331,707
                                                                            --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               548,329          833,489        428,671
Change From Unit Transactions:
   - Contract purchases                                                        1,030,709        1,397,335      2,457,683
   - Contract withdrawals                                                       (249,409)        (336,668)      (534,601)
   - Contract transfers                                                        1,678,742          921,064      2,237,241
                                                                            --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           2,460,042        1,981,731      4,160,323
                                                                            --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        3,008,371        2,815,220      4,588,994
                                                                            --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                              $ 4,800,451      $ 4,559,021    $ 6,412,510
                                                                            ==============  ==============  ==============


                                                                                                              LVIP
                                                                            LVIP            LVIP              SSGA
                                                                            SSGA            SSGA              MODERATELY
                                                                            MODERATE        MODERATELY        AGGRESSIVE
                                                                            STRUCTURED      AGGRESSIVE        STRUCTURED
                                                                            ALLOCATION      INDEX ALLOCATION  ALLOCATION
                                                                            STANDARD CLASS  STANDARD CLASS    STANDARD CLASS
                                                                            SUBACCOUNT      SUBACCOUNT        SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $   1,402,428    $   1,202,647     $ 1,407,170
Changes From Operations:
   - Net investment income (loss)                                                  87,236           34,998         105,145
   - Net realized gain (loss) on investments                                       14,423           18,276          11,833
   - Net change in unrealized appreciation or depreciation on investments          96,600          120,744         112,022
                                                                            --------------  ----------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                198,259          174,018         229,000
Change From Unit Transactions:
   - Contract purchases                                                         1,115,812          614,385       1,390,968
   - Contract withdrawals                                                        (379,275)        (274,106)       (423,062)
   - Contract transfers                                                         1,088,963          251,054         616,998
                                                                            --------------  ----------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            1,825,500          591,333       1,584,904
                                                                            --------------  ----------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         2,023,759          765,351       1,813,904
                                                                            --------------  ----------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                 3,426,187        1,967,998       3,221,074
Changes From Operations:
   - Net investment income (loss)                                                 228,332          147,738         199,421
   - Net realized gain (loss) on investments                                       50,559           37,070          40,564
   - Net change in unrealized appreciation or depreciation on investments         591,746          488,290         545,038
                                                                            --------------  ----------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                870,637          673,098         785,023
Change From Unit Transactions:
   - Contract purchases                                                         4,906,603        5,864,934       5,207,042
   - Contract withdrawals                                                      (1,025,573)        (941,288)       (727,290)
   - Contract transfers                                                         5,227,712        6,142,591       1,337,773
                                                                            --------------  ----------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            9,108,742       11,066,237       5,817,525
                                                                            --------------  ----------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         9,979,379       11,739,335       6,602,548
                                                                            --------------  ----------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                             $  13,405,566    $  13,707,333     $ 9,823,622
                                                                            ==============  ================  ==============




                                                                                                             LVIP
                                                                            LVIP            LVIP             SSGA
                                                                            SSGA            SSGA             SMALL-MID
                                                                            S&P 500 INDEX   SMALL-CAP INDEX  CAP 200
                                                                            STANDARD CLASS  STANDARD CLASS   STANDARD CLASS
                                                                            SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $  10,044,446     $ 3,108,916     $ 1,385,130
Changes From Operations:
   - Net investment income (loss)                                                  86,324           7,230          35,523
   - Net realized gain (loss) on investments                                      591,547          84,511         167,705
   - Net change in unrealized appreciation or depreciation on investments       1,085,810         386,639          12,876
                                                                            --------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              1,763,681         478,380         216,104
Change From Unit Transactions:
   - Contract purchases                                                         3,708,664         484,416         185,572
   - Contract withdrawals                                                      (1,734,564)       (349,100)       (124,557)
   - Contract transfers                                                         2,306,704          39,353         146,490
                                                                            --------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            4,280,804         174,669         207,505
                                                                            --------------  ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         6,044,485         653,049         423,609
                                                                            --------------  ---------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                16,088,931       3,761,965       1,808,739
Changes From Operations:
   - Net investment income (loss)                                                 426,123          26,364         108,511
   - Net realized gain (loss) on investments                                      752,743         290,558         393,657
   - Net change in unrealized appreciation or depreciation on investments       5,544,755       1,332,321         410,386
                                                                            --------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              6,723,621       1,649,243         912,554
Change From Unit Transactions:
   - Contract purchases                                                         9,632,025       1,661,753       1,395,536
   - Contract withdrawals                                                      (2,681,431)       (478,197)       (275,709)
   - Contract transfers                                                        10,526,921       1,321,563       1,559,109
                                                                            --------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           17,477,515       2,505,119       2,678,936
                                                                            --------------  ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        24,201,136       4,154,362       3,591,490
                                                                            --------------  ---------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                             $  40,290,067     $ 7,916,327     $ 5,400,229
                                                                            ==============  ===============  ==============



                                                                                            LVIP
                                                                                            T. ROWE PRICE
                                                                            LVIP            STRUCTURED      LVIP
                                                                            T. ROWE PRICE   MID-CAP         TEMPLETON
                                                                            GROWTH STOCK    GROWTH          GROWTH RPM
                                                                            STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                                            SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $  2,185,887     $ 2,047,300     $ 2,414,957
Changes From Operations:
   - Net investment income (loss)                                                (15,576)        (14,100)         38,756
   - Net realized gain (loss) on investments                                     103,194         184,543          44,000
   - Net change in unrealized appreciation or depreciation on investments        336,925         179,742         451,497
                                                                            --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               424,543         350,185         534,253
Change From Unit Transactions:
   - Contract purchases                                                          623,352         570,408         379,139
   - Contract withdrawals                                                       (334,585)       (380,843)       (317,503)
   - Contract transfers                                                        1,436,584         410,408        (265,627)
                                                                            --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           1,725,351         599,973        (203,991)
                                                                            --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        2,149,894         950,158         330,262
                                                                            --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                4,335,781       2,997,458       2,745,219
Changes From Operations:
   - Net investment income (loss)                                                (35,003)        (21,528)         47,464
   - Net realized gain (loss) on investments                                     263,956         261,530         103,676
   - Net change in unrealized appreciation or depreciation on investments      2,182,313         965,304         490,831
                                                                            --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             2,411,266       1,205,306         641,971
Change From Unit Transactions:
   - Contract purchases                                                        2,159,715       1,173,989         724,815
   - Contract withdrawals                                                       (853,001)       (598,420)       (530,299)
   - Contract transfers                                                        2,999,418       1,277,902       1,628,355
                                                                            --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           4,306,132       1,853,471       1,822,871
                                                                            --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        6,717,398       3,058,777       2,464,842
                                                                            --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                             $ 11,053,179     $ 6,056,235     $ 5,210,061
                                                                            ==============  ==============  ==============




                                                                            LVIP
                                                                            UBS
                                                                            LARGE CAP
                                                                            GROWTH RPM
                                                                            STANDARD CLASS
                                                                            SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $  6,810,512
Changes From Operations:
   - Net investment income (loss)                                                 (34,380)
   - Net realized gain (loss) on investments                                      245,064
   - Net change in unrealized appreciation or depreciation on investments         958,242
                                                                            --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              1,168,926
Change From Unit Transactions:
   - Contract purchases                                                         1,362,534
   - Contract withdrawals                                                      (1,272,957)
   - Contract transfers                                                          (403,009)
                                                                            --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (313,432)
                                                                            --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           855,494
                                                                            --------------
NET ASSETS AT DECEMBER 31, 2012                                                 7,666,006
Changes From Operations:
   - Net investment income (loss)                                                 (35,884)
   - Net realized gain (loss) on investments                                      312,648
   - Net change in unrealized appreciation or depreciation on investments       1,594,130
                                                                            --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              1,870,894
Change From Unit Transactions:
   - Contract purchases                                                         1,172,967
   - Contract withdrawals                                                      (1,202,084)
   - Contract transfers                                                            17,130
                                                                            --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              (11,987)
                                                                            --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         1,858,907
                                                                            --------------
NET ASSETS AT DECEMBER 31, 2013                                              $  9,524,913
                                                                            ==============



See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                            LVIP            LVIP
                                                                            VANGUARD        VANGUARD
                                                                            DOMESTIC        INTERNATIONAL
                                                                            EQUITY ETF      EQUITY ETF      M CAPITAL
                                                                            STANDARD CLASS  STANDARD CLASS  APPRECIATION
                                                                            SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $   124,684     $   430,398    $ 1,070,037
Changes From Operations:
   - Net investment income (loss)                                                 10,557          26,162         (2,553)
   - Net realized gain (loss) on investments                                      10,381         (10,586)        83,398
   - Net change in unrealized appreciation or depreciation on investments         28,243          82,099         90,485
                                                                            --------------  --------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                49,181          97,675        171,330
Change From Unit Transactions:
   - Contract purchases                                                          144,115         185,410        145,022
   - Contract withdrawals                                                       (116,788)        (59,945)      (103,285)
   - Contract transfers                                                          875,166         170,960       (117,825)
                                                                            --------------  --------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             902,493         296,425        (76,088)
                                                                            --------------  --------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          951,674         394,100         95,242
                                                                            --------------  --------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                                1,076,358         824,498      1,165,279
Changes From Operations:
   - Net investment income (loss)                                                 48,486          89,475         (7,448)
   - Net realized gain (loss) on investments                                      94,122          22,043        206,132
   - Net change in unrealized appreciation or depreciation on investments        719,784         268,791        235,175
                                                                            --------------  --------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               862,392         380,309        433,859
Change From Unit Transactions:
   - Contract purchases                                                        2,356,008       2,471,499        137,985
   - Contract withdrawals                                                       (460,836)       (352,576)       (93,017)
   - Contract transfers                                                        2,577,528       1,990,043       (120,375)
                                                                            --------------  --------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           4,472,700       4,108,966        (75,407)
                                                                            --------------  --------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        5,335,092       4,489,275        358,452
                                                                            --------------  --------------  ------------
NET ASSETS AT DECEMBER 31, 2013                                              $ 6,411,450     $ 5,313,773    $ 1,523,731
                                                                            ==============  ==============  ============





                                                                            M INTERNATIONAL  M LARGE CAP    M LARGE CAP
                                                                            EQUITY           GROWTH         VALUE
                                                                            SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $  1,825,836     $ 1,657,902   $  1,485,914
Changes From Operations:
   - Net investment income (loss)                                                  28,832         (10,006)         3,702
   - Net realized gain (loss) on investments                                     (130,571)         72,892         15,767
   - Net change in unrealized appreciation or depreciation on investments         442,545         245,370        206,571
                                                                            ---------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                340,806         308,256        226,040
Change From Unit Transactions:
   - Contract purchases                                                           252,334         269,559        229,999
   - Contract withdrawals                                                        (152,405)       (150,539)      (139,272)
   - Contract transfers                                                          (274,109)         70,428       (131,598)
                                                                            ---------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (174,180)        189,448        (40,871)
                                                                            ---------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           166,626         497,704        185,169
                                                                            ---------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                 1,992,462       2,155,606      1,671,083
Changes From Operations:
   - Net investment income (loss)                                                  42,047             425         42,169
   - Net realized gain (loss) on investments                                      (22,743)        340,337        246,500
   - Net change in unrealized appreciation or depreciation on investments         302,671         384,296        252,877
                                                                            ---------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                321,975         725,058        541,546
Change From Unit Transactions:
   - Contract purchases                                                           166,235         221,041        175,873
   - Contract withdrawals                                                        (131,561)       (135,490)      (115,680)
   - Contract transfers                                                            30,195        (353,145)      (206,188)
                                                                            ---------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               64,869        (267,594)      (145,995)
                                                                            ---------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           386,844         457,464        395,551
                                                                            ---------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                              $  2,379,306     $ 2,613,070   $  2,066,634
                                                                            ===============  =============  =============




                                                                            MFS VIT         MFS VIT         MFS VIT
                                                                            CORE EQUITY     GROWTH          TOTAL RETURN
                                                                            INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
                                                                            SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $  923,920     $  9,986,195    $  23,791,748
Changes From Operations:
   - Net investment income (loss)                                                  338          (53,526)         543,988
   - Net realized gain (loss) on investments                                   102,717          554,399          252,566
   - Net change in unrealized appreciation or depreciation on investments       28,415        1,144,900        1,687,646
                                                                            -------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             131,470        1,645,773        2,484,200
Change From Unit Transactions:
   - Contract purchases                                                         32,181          974,828        1,990,972
   - Contract withdrawals                                                      (49,123)      (2,064,286)      (2,643,922)
   - Contract transfers                                                       (295,822)         544,128         (449,662)
                                                                            -------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (312,764)        (545,330)      (1,102,612)
                                                                            -------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (181,294)       1,100,443        1,381,588
                                                                            -------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                742,626       11,086,638       25,173,336
Changes From Operations:
   - Net investment income (loss)                                                3,791          (34,642)         335,637
   - Net realized gain (loss) on investments                                    82,090          811,794          722,041
   - Net change in unrealized appreciation or depreciation on investments      141,687        3,523,350        3,489,347
                                                                            -------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             227,568        4,300,502        4,547,025
Change From Unit Transactions:
   - Contract purchases                                                         32,787        1,645,112        1,495,149
   - Contract withdrawals                                                     (115,192)      (1,662,518)      (2,776,595)
   - Contract transfers                                                        (62,605)       1,138,878           45,749
                                                                            -------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (145,010)       1,121,472       (1,235,697)
                                                                            -------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         82,558        5,421,974        3,311,328
                                                                            -------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                             $  825,184     $ 16,508,612    $  28,484,664
                                                                            =============  ==============  ==============



                                                                                             NB AMT         NB AMT
                                                                             MFS VIT         LARGE CAP      MID CAP
                                                                             UTILITIES       VALUE I        GROWTH I
                                                                             INITIAL CLASS   CLASS          CLASS
                                                                             SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $ 23,644,315    $  1,646,245   $ 15,947,901
Changes From Operations:
   - Net investment income (loss)                                              1,463,290          (1,852)      (104,480)
   - Net realized gain (loss) on investments                                     852,105         (13,374)     1,263,815
   - Net change in unrealized appreciation or depreciation on investments        588,805         245,410        695,107
                                                                            --------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             2,904,200         230,184      1,854,442
Change From Unit Transactions:
   - Contract purchases                                                        2,091,040         109,881      1,008,473
   - Contract withdrawals                                                     (2,869,806)       (203,264)    (1,702,094)
   - Contract transfers                                                       (1,356,754)       (355,329)      (562,624)
                                                                            --------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (2,135,520)       (448,712)    (1,256,245)
                                                                            --------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          768,680        (218,528)       598,197
                                                                            --------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                               24,412,995       1,427,717     16,546,098
Changes From Operations:
   - Net investment income (loss)                                                478,669           8,340       (103,568)
   - Net realized gain (loss) on investments                                   1,594,498          73,087      1,697,421
   - Net change in unrealized appreciation or depreciation on investments      2,643,611         313,818      3,341,731
                                                                            --------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             4,716,778         395,245      4,935,584
Change From Unit Transactions:
   - Contract purchases                                                        2,294,095          62,767        857,033
   - Contract withdrawals                                                     (3,644,611)       (306,261)    (1,778,779)
   - Contract transfers                                                          (75,241)        (63,210)    (1,039,406)
                                                                            --------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (1,425,757)       (306,704)    (1,961,152)
                                                                            --------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        3,291,021          88,541      2,974,432
                                                                            --------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                             $ 27,704,016    $  1,516,258   $ 19,520,530
                                                                            ==============  =============  =============


                                                                             NB AMT
                                                                             MID CAP
                                                                             INTRINSIC
                                                                             VALUE I
                                                                             CLASS
                                                                             SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $ 5,363,391
Changes From Operations:
   - Net investment income (loss)                                                (1,551)
   - Net realized gain (loss) on investments                                  1,556,662
   - Net change in unrealized appreciation or depreciation on investments      (804,312)
                                                                            ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              750,799
Change From Unit Transactions:
   - Contract purchases                                                         308,131
   - Contract withdrawals                                                      (764,907)
   - Contract transfers                                                        (336,974)
                                                                            ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           (793,750)
                                                                            ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         (42,951)
                                                                            ------------
NET ASSETS AT DECEMBER 31, 2012                                               5,320,440
Changes From Operations:
   - Net investment income (loss)                                                34,761
   - Net realized gain (loss) on investments                                    151,597
   - Net change in unrealized appreciation or depreciation on investments     1,568,625
                                                                            ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                            1,754,983
Change From Unit Transactions:
   - Contract purchases                                                         269,300
   - Contract withdrawals                                                      (554,303)
   - Contract transfers                                                        (567,799)
                                                                            ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           (852,802)
                                                                            ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         902,181
                                                                            ------------
NET ASSETS AT DECEMBER 31, 2013                                             $ 6,222,621
                                                                            ============



See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                                                    PIMCO VIT
                                                                                                    COMMODITY-
                                                                                                    REALRETURN      PUTNAM VT
                                                                                                    STRATEGY        GLOBAL
                                                                                                    ADMINISTRATIVE  HEALTH CARE
                                                                                                    CLASS           CLASS IB
                                                                                                    SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                                       $   6,798,366   $ 1,716,635
Changes From Operations:
   - Net investment income (loss)                                                                         176,490        13,142
   - Net realized gain (loss) on investments                                                              (17,629)      184,708
   - Net change in unrealized appreciation or depreciation on investments                                 187,220       148,502
                                                                                                    --------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                           346,081       346,352
Change From Unit Transactions:
   - Contract purchases                                                                                 1,155,891        63,906
   - Contract withdrawals                                                                                (562,444)     (372,555)
   - Contract transfers                                                                                   384,739         2,831
                                                                                                    --------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS                                    978,186      (305,818)
                                                                                                    --------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                                 1,324,267        40,534
                                                                                                    --------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                                                         8,122,633     1,757,169
Changes From Operations:
   - Net investment income (loss)                                                                         106,623         7,785
   - Net realized gain (loss) on investments                                                             (428,079)      222,075
   - Net change in unrealized appreciation or depreciation on investments                              (1,201,640)      376,584
                                                                                                    --------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                        (1,523,096)      606,444
Change From Unit Transactions:
   - Contract purchases                                                                                 2,236,315       144,277
   - Contract withdrawals                                                                                (729,251)     (204,903)
   - Contract transfers                                                                                 3,449,966      (126,497)
                                                                                                    --------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS                                  4,957,030      (187,123)
                                                                                                    --------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                                 3,433,934       419,321
                                                                                                    --------------  ------------
NET ASSETS AT DECEMBER 31, 2013                                                                     $  11,556,567   $ 2,176,490
                                                                                                    ==============  ============




                                                                                                    PUTNAM VT
                                                                                                    GROWTH &
                                                                                                    INCOME
                                                                                                    CLASS IB
                                                                                                    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                                       $ 1,122,227
Changes From Operations:
   - Net investment income (loss)                                                                        12,375
   - Net realized gain (loss) on investments                                                            (27,526)
   - Net change in unrealized appreciation or depreciation on investments                               217,798
                                                                                                    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                         202,647
Change From Unit Transactions:
   - Contract purchases                                                                                  82,383
   - Contract withdrawals                                                                              (134,466)
   - Contract transfers                                                                                   9,656
                                                                                                    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS                                  (42,427)
                                                                                                    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                                 160,220
                                                                                                    ------------
NET ASSETS AT DECEMBER 31, 2012                                                                       1,282,447
Changes From Operations:
   - Net investment income (loss)                                                                        16,357
   - Net realized gain (loss) on investments                                                            100,023
   - Net change in unrealized appreciation or depreciation on investments                               313,775
                                                                                                    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                         430,155
Change From Unit Transactions:
   - Contract purchases                                                                                  69,167
   - Contract withdrawals                                                                              (106,302)
   - Contract transfers                                                                                 (53,315)
                                                                                                    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS                                  (90,450)
                                                                                                    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                                 339,705
                                                                                                    ------------
NET ASSETS AT DECEMBER 31, 2013                                                                     $ 1,622,152
                                                                                                    ============



See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE
LIFE ACCOUNT M

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life Flexible Premium Variable Life Account M (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on June 18, 1998, are part of the operations of the Company. The Variable Account consists of seventeen products as follows:

-VUL-I                -Lincoln Momentum
-Lincoln VUL(CV)      VUL(ONE)
-Lincoln VUL(CV)-II   -Lincoln VUL(ONE) 2005
-Lincoln VUL(CV)-III  -Lincoln Momentum
-Lincoln VUL(CV)-IV   VUL(ONE) 2005
-Lincoln VUL(DB)      -Lincoln VUL(ONE) 2007
-Lincoln VUL(DB)-II   -Lincoln Momentum
-Lincoln VUL(DB)-IV   VUL(ONE) 2007
-MoneyGuard VUL       -Lincoln AssetEdge
-Lincoln VUL(ONE)     VUL
                     -Lincoln VUL(ONE) 2012


The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred nineteen mutual funds (the Funds) of seventeen diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Thematic Growth Class A Portfolio
   ABVPSF Growth and Income Class A Portfolio
   ABVPSF International Value Class A Portfolio
   ABVPSF Large Cap Growth Class A Portfolio
   ABVPSF Small/Mid Cap Value Class A Portfolio
American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Inflation Protection Class I Portfolio American Funds Insurance Series (American Funds):
   American Funds Global Growth Class 2 Fund
   American Funds Global Small Capitalization Class 2 Fund
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 2 Fund
   American Funds International Class 2 Fund
BlackRock Variable Series Funds, Inc. (BlackRock):
   BlackRock Global Allocation V.I. Class I Fund
Delaware VIP Trust (Delaware VIP):
   Delaware VIP Diversified Income Standard Class Series
   Delaware VIP Emerging Markets Standard Class Series
   Delaware VIP High Yield Standard Class Series
   Delaware VIP Limited-Term Diversified Income Standard Class Series Delaware VIP REIT Standard Class Series
   Delaware VIP Small Cap Value Standard Class Series
   Delaware VIP Smid Cap Growth Standard Class Series
   Delaware VIP U.S. Growth Standard Class Series
   Delaware VIP Value Standard Class Series
DWS Variable Series II (DWS):
   DWS Alternative Asset Allocation VIP Class A Portfolio
DWS Investments VIT Funds (DWS):
   DWS Equity 500 Index VIP Class A Portfolio
   DWS Small Cap Index VIP Class A Portfolio
Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Asset Manager Initial Class Portfolio
   Fidelity VIP Contrafund Service Class Portfolio
   Fidelity VIP Equity-Income Initial Class Portfolio
   Fidelity VIP Equity-Income Service Class Portfolio
   Fidelity VIP Growth Service Class Portfolio
   Fidelity VIP Growth Opportunities Service Class Portfolio
   Fidelity VIP High Income Service Class Portfolio
   Fidelity VIP Investment Grade Bond Initial Class Portfolio Fidelity VIP Mid Cap Service Class Portfolio
   Fidelity VIP Overseas Service Class Portfolio
Franklin Templeton Variable Insurance Products Trust (FTVIPT):
   FTVIPT Franklin Income Securities Class 1 Fund
   FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund FTVIPT Mutual Shares Securities Class 1 Fund
   FTVIPT Templeton Foreign Securities Class 1 Fund
   FTVIPT Templeton Foreign Securities Class 2 Fund
   FTVIPT Templeton Global Bond Securities Class 1 Fund
   FTVIPT Templeton Growth Securities Class 1 Fund
   FTVIPT Templeton Growth Securities Class 2 Fund

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE
LIFE ACCOUNT M

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION (CONTINUED)

Invesco Variable Insurance Funds, Inc. (Invesco V.I.):
   Invesco V.I. American Franchise Series I Fund
   Invesco V.I. Core Equity Series I Fund
   Invesco V.I. Diversified Income Series I Fund
   Invesco V.I. International Growth Series I Fund
Janus Aspen Series:
   Janus Aspen Balanced Institutional Class Portfolio
   Janus Aspen Balanced Service Class Portfolio
   Janus Aspen Enterprise Service Class Portfolio
   Janus Aspen Global Research Institutional Class Portfolio
   Janus Aspen Global Research Service Class Portfolio
   Janus Aspen Global Technology Service Class Portfolio
Lincoln Variable Insurance Products Trust (LVIP)*:
   LVIP Baron Growth Opportunities Standard Class Fund
   LVIP Baron Growth Opportunities Service Class Fund
   LVIP BlackRock Emerging Markets RPM Standard Class Fund
   LVIP BlackRock Equity Dividend RPM Standard Class Fund
   LVIP BlackRock Inflation Protected Bond Standard Class Fund
   LVIP Capital Growth Standard Class Fund
   LVIP Clarion Global Real Estate Standard Class Fund
   LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund
   LVIP Delaware Bond Standard Class Fund
   LVIP Delaware Diversified Floating Rate Standard Class Fund
   LVIP Delaware Foundation Aggressive Allocation Standard Class Fund
   LVIP Delaware Growth and Income Standard Class Fund
   LVIP Delaware Social Awareness Standard Class Fund
   LVIP Delaware Special Opportunities Standard Class Fund
   LVIP Dimensional Non-U.S. Equity RPM Standard Class Fund
   LVIP Dimensional U.S. Equity RPM Standard Class Fund
   LVIP Dimensional/Vanguard Total Bond Standard Class Fund
   LVIP Global Income Standard Class Fund
   LVIP JPMorgan High Yield Standard Class Fund
   LVIP JPMorgan Mid Cap Value RPM Standard Class Fund
   LVIP Managed Risk Profile 2010 Standard Class Fund
   LVIP Managed Risk Profile 2020 Standard Class Fund
   LVIP Managed Risk Profile 2030 Standard Class Fund
   LVIP Managed Risk Profile 2040 Standard Class Fund
   LVIP Managed Risk Profile Conservative Standard Class Fund
   LVIP Managed Risk Profile Growth Standard Class Fund
   LVIP Managed Risk Profile Moderate Standard Class Fund
   LVIP MFS International Growth Standard Class Fund
   LVIP MFS Value Standard Class Fund
   LVIP Mid-Cap Value Standard Class Fund
   LVIP Mondrian International Value Standard Class Fund
   LVIP Money Market Standard Class Fund
   LVIP SSgA Bond Index Standard Class Fund
   LVIP SSgA Conservative Index Allocation Standard Class Fund
   LVIP SSgA Conservative Structured Allocation Standard Class Fund
   LVIP SSgA Developed International 150 Standard Class Fund
   LVIP SSgA Emerging Markets 100 Standard Class Fund
   LVIP SSgA Global Tactical Allocation RPM Standard Class Fund
   LVIP SSgA International Index Standard Class Fund
   LVIP SSgA Large Cap 100 Standard Class Fund
   LVIP SSgA Moderate Index Allocation Standard Class Fund
   LVIP SSgA Moderate Structured Allocation Standard Class Fund
   LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund
   LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund LVIP SSgA S&P 500 Index Standard Class Fund
   LVIP SSgA Small-Cap Index Standard Class Fund
   LVIP SSgA Small-Mid Cap 200 Standard Class Fund
   LVIP T. Rowe Price Growth Stock Standard Class Fund
   LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund
   LVIP Templeton Growth RPM Standard Class Fund
   LVIP UBS Large Cap Growth RPM Standard Class Fund
   LVIP Vanguard Domestic Equity ETF Standard Class Fund
   LVIP Vanguard International Equity ETF Standard Class Fund
M Fund, Inc. (M):
   M Capital Appreciation Fund
   M International Equity Fund
   M Large Cap Growth Fund
   M Large Cap Value Fund
MFS Variable Insurance Trust (MFS VIT):
   MFS VIT Core Equity Initial Class Series
   MFS VIT Growth Initial Class Series
   MFS VIT Total Return Initial Class Series
   MFS VIT Utilities Initial Class Series

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE
LIFE ACCOUNT M

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION (CONTINUED)

Neuberger Berman Advisers Management Trust (NB AMT):
   NB AMT Large Cap Value I Class Portfolio
   NB AMT Mid Cap Growth I Class Portfolio
   NB AMT Mid Cap Intrinsic Value I Class Portfolio
PIMCO Variable Insurance Trust (PIMCO VIT):
   PIMCO VIT CommodityRealReturn Strategy Administrative Class Fund Putnam Variable Trust (Putnam VT):
   Putnam VT Global Health Care Class IB Fund
   Putnam VT Growth & Income Class IB Fund

*  Denotes an affiliate of the Company

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2013. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

INVESTMENT FUND CHANGES: During 2012, the Invesco Van Kampen V.I. American Franchise Series I Fund became available as an investment option for account contract owners. Accordingly, for the subaccount that commenced operations during 2012, the 2012 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2012.

During 2012, the Invesco V.I. Capital Appreciation Series I Fund ceased to be available as an investment option to Variable Account Contract owners.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

Also during 2012, the following funds changed their names:


PREVIOUS FUND NAME                                                NEW FUND NAME
-----------------------------------------------------------------------------------------------------------------------------------
DWS Alternative Asset Allocation Plus VIP Class A Portfolio       DWS Alternative Asset Allocation VIP Class A Portfolio
LVIP Wells Fargo Intrinsic Value Standard Class Fund              LVIP BlackRock Equity Dividend RPM Standard Class Fund
LVIP Cohen & Steers Real Estate Standard Class Fund               LVIP Clarion Global Real Estate Standard Class Fund
LVIP Turner Mid-Cap Growth Standard Class Fund                    LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund
LVIP Columbia Value Opportunities Standard Class Fund             LVIP JPMorgan Mid Cap Value RPM Standard Class Fund
LVIP SSgA Global Tactical Allocation Standard Class Fund          LVIP SSgA Global Tactical Allocation RPM Standard Class Fund
LVIP Templeton Growth Standard Class Fund                         LVIP Templeton Growth RPM Standard Class Fund
LVIP Janus Capital Appreciation Standard Class Fund               LVIP UBS Large Cap Growth RPM Standard Class Fund
NB AMT Partners I Class Portfolio                                 NB AMT Large Cap Value I Class Portfolio
NB AMT Regency I Class Portfolio                                  NB AMT Mid Cap Intrinsic Value I Class Portfolio

During 2013, the LVIP BlackRock Emerging Markets RPM Standard Class Fund became available as an investment option for account contract owners. Accordingly, for the subaccount that commenced operations during 2013, the 2013 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2013.

Also during 2013, the following funds changed their names:


PREVIOUS FUND NAME                                                    NEW FUND NAME
-----------------------------------------------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. American Franchise Series I Fund              Invesco V.I. American Franchise Series I Fund
Janus Aspen Series Worldwide Institutional Class Portfolio            Janus Aspen Global Research Institutional Class Portfolio
Janus Aspen Series Worldwide Service Class Portfolio                  Janus Aspen Global Research Service Class Portfolio
LVIP Dimensional Non-U.S. Equity Standard Class Fund                  LVIP Dimensional Non-U.S. Equity RPM Standard Class Fund
LVIP Dimensional U.S. Equity Standard Class Fund                      LVIP Dimensional U.S. Equity RPM Standard Class Fund
LVIP Protected Profile 2010 Standard Class Fund                       LVIP Managed Risk Profile 2010 Standard Class Fund
LVIP Protected Profile 2020 Standard Class Fund                       LVIP Managed Risk Profile 2020 Standard Class Fund
LVIP Protected Profile 2030 Standard Class Fund                       LVIP Managed Risk Profile 2030 Standard Class Fund
LVIP Protected Profile 2040 Standard Class Fund                       LVIP Managed Risk Profile 2040 Standard Class Fund
LVIP Protected Profile Conservative Standard Class Fund               LVIP Managed Risk Profile Conservative Standard Class Fund
LVIP Protected Profile Growth Standard Class Fund                     LVIP Managed Risk Profile Growth Standard Class Fund
LVIP Protected Profile Moderate Standard Class Fund                   LVIP Managed Risk Profile Moderate Standard Class Fund
M Business Opportunity Value Fund                                     M Large Cap Value Fund


2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The rates are as follows for the seventeen policy types within the Variable Account:

- VUL-I - annual rate of .80% for policy years one through twelve and .55% thereafter.
- Lincoln VUL(CV) - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.
- Lincoln VUL(CV)-II - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.
- Lincoln VUL(CV)-III - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.
- Lincoln VUL(CV)-IV - annual rate of .60% for policy years one through ten and .20% thereafter.
- Lincoln VUL(DB) - annual rate of .90% for policy years one through nineteen and .20% thereafter.
- Lincoln VUL(DB)-II - annual rate of .90% for policy years one through nineteen and .20% thereafter.
- Lincoln VUL(DB)-IV - annual rate of .90% for policy years one through nineteen and .20% thereafter.
- MoneyGuard VUL - annual rate of 1.00%.
- Lincoln VUL(ONE) - annual rate of .50% for policy years one through ten and .20% thereafter.
- Lincoln Momentum VUL(ONE) - annual rate of .50% for policy years one through ten and .20% thereafter.
- Lincoln VUL(ONE) 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.
- Lincoln Momentum VUL(ONE) 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.
- Lincoln VUL(ONE) 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE
LIFE ACCOUNT M

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

- Lincoln Momentum VUL(ONE) 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.
- Lincoln AssetEdge VUL - annual rate of .10% for policy years one through twenty and 0.00% thereafter for policies issued before 10/19/09. For policies issued on or after 10/19/09 an annual rate of .15% is charged for policy years one through fifteen and 0.00% thereafter.
- Lincoln VUL(ONE) 2012 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

Prior to the allocation of premiums to the Variable Account, the Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2013 and 2012, amounted to $30,987,432 and $12,408,984, respectively.

The Company charges a monthly administrative fee for items such as premium billings and collection, policy value calculation, confirmations and periodic reports. Refer to the product prospectus for the applicable administrative fee rates. Administrative fees for the years ended December 31, 2013 and 2012, totaled $28,936,675 and $22,519,912, respectively.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2013 and 2012, amounted to $73,351,641 and $71,308,318, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee, refer to the product prospectus for applicable rates. No such fees were deducted for the years ended December 31, 2013 and 2012

The Company, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on partial surrenders for Lincoln VUL(ONE) 2007, Lincoln Momentum VUL(ONE) 2007, Lincoln VUL(ONE) 2012 and Lincoln AssetEdge VUL. For all other products, an administrative fee of $25 (not to exceed 2% of the amount withdrawn) is imposed, allocated pro-rata among the variable subaccounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. Full surrender charges and partial surrender administrative charges paid to the Company attributable to the variable subaccounts for the years ended December 31, 2013 and 2012, were $4,688,878 and $6,761,030, respectively.




3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2013, follows:


                                  MINIMUM    MAXIMUM    MINIMUM   MAXIMUM                                  MINIMUM    MAXIMUM
                   COMMENCEMENT   FEE        FEE        UNIT      UNIT       UNITS                         TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)        RATE(2)    RATE(2)    VALUE(3)  VALUE(3)   OUTSTANDING       NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS A
            2013                     0.10%      0.90%     $10.99     $20.70     285,012   $    3,842,718      22.16%    23.14%
            2012                     0.10%      0.90%       8.92      16.86     243,404        2,672,428      12.50%    13.40%
            2011                     0.10%      0.90%       7.87      14.90     234,963        2,300,280     -23.92%   -23.30%
            2010                     0.10%      1.00%      10.26      19.48     234,459        3,052,855      17.76%    18.82%
            2009                     0.10%      1.00%       8.64      11.92     236,617        2,627,618      51.96%    53.32%
ABVPSF GROWTH AND INCOME CLASS A
            2013                     0.10%      0.90%      12.84      25.50   1,002,083       18,075,613      33.76%    34.83%
            2012                     0.10%      0.90%       9.57      18.96   1,016,686       14,187,174      16.47%    17.41%
            2011                     0.10%      0.90%       8.19      16.19   1,026,054       12,380,940       5.36%     6.21%
            2010                     0.10%      0.90%       7.75      15.28   1,140,739       13,017,236      12.08%    12.98%
            2009                     0.10%      0.90%       6.90      10.91   1,195,332       12,137,182      19.74%    20.70%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS A
            2013      0.26%
            2012      0.00%
            2011      0.58%
            2010      2.05%
            2009      0.00%
ABVPSF GROWTH AND INCOME CLASS A
            2013      1.34%
            2012      1.60%
            2011      1.34%
            2010      0.00%
            2009      4.22%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M


                                  MINIMUM    MAXIMUM    MINIMUM   MAXIMUM                                  MINIMUM    MAXIMUM
                   COMMENCEMENT   FEE        FEE        UNIT      UNIT       UNITS                         TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)        RATE(2)    RATE(2)    VALUE(3)  VALUE(3)   OUTSTANDING       NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF INTERNATIONAL VALUE CLASS A
            2013                     0.10%      0.90%     $ 7.08     $13.16      947,937  $    8,991,505      21.90%    22.88%
            2012                     0.10%      0.90%       5.79      10.68    1,009,534       7,728,674      13.51%    14.42%
            2011                     0.10%      0.90%       5.08       9.04      979,217       6,518,644     -19.98%   -19.33%
            2010                     0.10%      0.90%       6.33       8.17      825,290       6,595,175       3.66%     4.49%
            2009                     0.10%      0.90%       6.09       7.85      732,075       5,538,660      33.47%    34.55%
ABVPSF LARGE CAP GROWTH CLASS A
            2013                     0.35%      0.90%      14.11      24.08      124,641       2,190,051      36.12%    36.87%
            2012                     0.35%      0.90%      12.54      17.59      160,262       2,131,680      15.35%    15.99%
            2011                     0.35%      0.90%      10.87      15.17      173,100       2,053,391      -3.91%    -3.38%
            2010                     0.35%      0.90%      11.32      15.70      164,906       1,977,536       9.11%     9.71%
            2009                     0.35%      0.90%      10.37      11.90      180,665       1,982,398      36.28%    36.83%
ABVPSF SMALL/MID CAP VALUE CLASS A
            2013                     0.10%      1.00%      14.59      36.30    1,056,773      21,665,018      36.69%    37.92%
            2012                     0.10%      1.00%      10.90      26.56      905,814      14,669,602      17.57%    18.63%
            2011                     0.10%      1.00%       9.24      22.59      870,007      12,959,336      -9.30%    -8.48%
            2010                     0.10%      1.00%      10.14      24.91      810,595      14,189,395      25.65%    26.78%
            2009                     0.10%      1.00%       8.04      19.82      821,046      11,513,033      41.43%    42.72%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS I
            2013                     0.10%      0.90%       9.55      14.78    1,023,815      13,563,160      -9.04%    -8.31%
            2012                     0.10%      0.90%      12.23      16.19    1,171,213      17,270,393       6.58%     7.44%
            2011                     0.10%      0.90%      11.65      15.13    1,195,353      16,718,711      11.09%    11.98%
            2010                     0.10%      0.90%      10.87      13.56    1,119,704      14,246,073       4.42%     5.26%
            2009                     0.10%      0.90%      10.50      12.94    1,261,552      15,247,730       9.46%    10.34%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2013                     0.10%      0.90%      13.80      24.70    1,657,480      30,699,471      28.02%    29.05%
            2012                     0.10%      0.90%      11.05      19.21    1,296,975      20,437,071      21.46%    22.44%
            2011                     0.10%      0.90%       9.02      15.76    1,289,425      16,952,051      -9.70%    -8.98%
            2010                     0.10%      0.90%       9.91      17.38    1,174,472      17,345,557      10.74%    11.63%
            2009                     0.10%      0.90%       8.88      15.63    1,038,575      14,155,195      41.03%    42.16%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
            2013                     0.10%      1.00%      11.32      35.42    1,904,054      34,273,606      26.97%    28.15%
            2012                     0.10%      1.00%       8.88      27.89    1,645,001      25,368,384      17.00%    18.06%
            2011                     0.10%      1.00%       7.56      23.84    1,553,726      22,276,369     -19.96%   -19.22%
            2010                     0.10%      1.00%       9.40      29.79    1,517,624      28,621,606      21.17%    22.29%
            2009                     0.10%      1.00%       7.73      24.58    1,533,469      23,851,732      59.64%    61.14%
AMERICAN FUNDS GROWTH CLASS 2
            2013                     0.10%      1.00%      13.37      25.71    7,873,591     144,273,943      28.82%    29.97%
            2012                     0.10%      1.00%      10.34      19.83    7,154,968     109,242,276      16.72%    17.77%
            2011                     0.10%      1.00%       8.83      16.88    7,374,579      98,608,893      -5.23%    -4.37%
            2010                     0.10%      1.00%       9.26      17.70    7,761,674     108,224,157      17.50%    18.56%
            2009                     0.10%      1.00%       7.81      14.88    8,302,871      95,962,947      38.03%    39.27%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2013                     0.10%      1.00%      13.10      23.33    7,417,560     128,388,998      32.17%    33.37%
            2012                     0.10%      1.00%       9.87      17.54    6,440,274      89,706,072      16.31%    17.36%
            2011                     0.10%      1.00%       8.46      14.98    6,556,555      80,277,050      -2.81%    -1.93%
            2010                     0.10%      1.00%       8.66      15.32    6,474,127      81,863,752      10.32%    11.31%
            2009                     0.10%      1.00%       7.82      13.79    6,411,838      73,550,733      29.93%    31.11%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2013                     0.10%      1.00%      11.18      25.09    4,853,384      78,474,519      20.42%    21.51%
            2012                     0.10%      1.00%       9.20      20.83    3,772,151      55,564,847      16.73%    17.79%
            2011                     0.10%      1.00%       7.81      17.85    3,428,130      45,710,395     -14.82%   -14.05%
            2010                     0.10%      1.00%       9.08      20.95    3,183,821      52,139,930       6.17%     7.13%
            2009                     0.10%      1.00%       8.48      19.73    3,053,045      48,521,187      41.65%    42.93%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
            2013                     0.10%      0.90%      11.76      15.67    4,338,904      57,398,644      13.73%    14.64%
            2012                     0.10%      0.90%      11.72      13.67    2,309,241      28,771,508       9.29%    10.17%
            2011                     0.10%      0.90%      10.69      12.40    1,594,916      18,511,645      -4.36%    -3.59%
            2010                     0.10%      0.90%      11.74      12.87      936,367      11,604,171       9.07%     9.94%
            2009         6/19/09     0.10%      0.90%      10.68      11.70      202,100       2,356,164       0.28%    16.59%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF INTERNATIONAL VALUE CLASS A
            2013      6.24%
            2012      1.73%
            2011      4.43%
            2010      3.34%
            2009      1.46%
ABVPSF LARGE CAP GROWTH CLASS A
            2013      0.07%
            2012      0.29%
            2011      0.33%
            2010      0.49%
            2009      0.15%
ABVPSF SMALL/MID CAP VALUE CLASS A
            2013      0.62%
            2012      0.54%
            2011      0.48%
            2010      0.42%
            2009      1.10%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS I
            2013      1.82%
            2012      2.66%
            2011      4.28%
            2010      1.88%
            2009      2.17%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2013      1.34%
            2012      0.93%
            2011      1.35%
            2010      1.56%
            2009      1.48%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
            2013      0.84%
            2012      1.35%
            2011      1.33%
            2010      1.72%
            2009      0.27%
AMERICAN FUNDS GROWTH CLASS 2
            2013      0.96%
            2012      0.79%
            2011      0.61%
            2010      0.72%
            2009      0.66%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2013      1.42%
            2012      1.63%
            2011      1.57%
            2010      1.50%
            2009      1.62%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2013      1.47%
            2012      1.52%
            2011      1.80%
            2010      2.02%
            2009      1.54%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
            2013      1.58%
            2012      1.79%
            2011      2.86%
            2010      2.08%
            2009      3.20%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M


                                  MINIMUM    MAXIMUM    MINIMUM   MAXIMUM                                  MINIMUM    MAXIMUM
                   COMMENCEMENT   FEE        FEE        UNIT      UNIT       UNITS                         TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)        RATE(2)    RATE(2)    VALUE(3)  VALUE(3)   OUTSTANDING       NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
            2013                     0.10%      0.90%     $10.01     $17.98    2,674,650  $   36,899,741      -2.15%    -1.36%
            2012                     0.10%      0.90%      11.76      18.30    2,217,431      33,629,454       6.23%     7.09%
            2011                     0.10%      0.90%      11.30      17.16    1,959,375      29,544,274       5.44%     6.29%
            2010                     0.10%      0.90%      11.60      16.21    1,787,407      26,374,538       7.09%     7.95%
            2009                     0.10%      0.90%      11.76      15.08    2,357,608      33,684,080      25.82%    26.83%
DELAWARE VIP EMERGING MARKETS STANDARD CLASS
            2013                     0.10%      0.90%      10.13      49.46    2,240,382      37,342,425       9.15%    10.03%
            2012                     0.10%      0.90%       9.20      45.25    1,621,261      28,117,446      13.42%    14.33%
            2011                     0.10%      0.90%       8.05      39.84    1,434,860      23,916,904     -20.50%   -19.86%
            2010                     0.10%      0.90%      10.04      50.03    1,162,691      28,027,570      17.43%    18.37%
            2009                     0.10%      0.90%       8.48      42.54    1,022,259      24,243,932      76.52%    77.93%
DELAWARE VIP HIGH YIELD STANDARD CLASS
            2013                     0.10%      1.00%      11.95      28.25    1,248,769      23,209,952       8.13%     9.11%
            2012                     0.10%      1.00%      13.13      26.12    1,165,681      21,413,884      16.65%    17.71%
            2011                     0.10%      1.00%      11.74      22.39    1,052,895      18,323,953       1.36%     2.28%
            2010                     0.10%      1.00%      12.43      22.09    1,072,079      18,821,993      14.17%    15.20%
            2009                     0.10%      1.00%      10.85      19.35    1,153,480      18,027,233      47.50%    48.82%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME STANDARD CLASS
            2013                     0.10%      0.90%       9.88      13.03    1,348,127      14,683,203      -1.95%    -1.16%
            2012                     0.10%      0.90%      10.72      13.23      935,085      10,942,413       1.85%     2.67%
            2011                     0.10%      0.90%      10.49      12.94      624,220       7,305,768       1.99%     2.81%
            2010                     0.10%      0.90%      11.60      12.64      383,686       4,522,256       3.50%     4.33%
            2009                     0.10%      0.90%      11.12      12.16      194,708       2,302,516      11.78%    12.68%
DELAWARE VIP REIT STANDARD CLASS
            2013                     0.10%      0.90%      10.26      39.81    1,884,804      30,781,667       1.23%     2.04%
            2012                     0.10%      0.90%      14.29      39.33    1,442,694      27,363,416      15.89%    16.82%
            2011                     0.10%      0.90%      13.52      33.93    1,401,777      25,388,542       9.96%    10.85%
            2010                     0.10%      0.90%      12.24      30.86    1,422,260      25,155,304      25.85%    26.86%
            2009                     0.10%      0.90%       9.69      24.52    1,192,262      17,178,934      22.21%    22.70%
DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
            2013                     0.10%      1.00%      13.69      43.85    2,274,325      49,290,834      32.18%    33.37%
            2012                     0.10%      1.00%      11.33      33.14    2,101,364      37,841,125      12.77%    13.79%
            2011                     0.10%      1.00%      10.01      29.36    2,090,280      36,256,420      -2.32%    -1.43%
            2010                     0.10%      1.00%      10.20      30.02    2,113,357      40,297,051      30.96%    32.14%
            2009                     0.10%      1.00%       7.76      22.90    1,903,771      29,320,934      30.52%    31.70%
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
            2013                     0.10%      1.00%      13.79      38.03    1,366,751      32,448,750      39.92%    41.18%
            2012                     0.10%      1.00%      13.35      27.00    1,113,129      21,863,766       9.92%    10.91%
            2011                     0.10%      1.00%      12.10      25.05    1,036,284      19,635,529       7.05%     8.02%
            2010         10/8/10     0.10%      1.00%      11.25      23.35    1,054,081      19,122,799      13.51%    13.75%
DELAWARE VIP TREND STANDARD CLASS
            2009                     0.10%      1.00%       8.26      17.17    1,223,076      16,167,963      53.19%    53.95%
DELAWARE VIP U.S. GROWTH STANDARD CLASS
            2013                     0.10%      0.90%      13.59      28.69      570,705       9,582,417      33.55%    34.62%
            2012                     0.10%      0.90%      12.21      21.36      253,989       3,742,478      15.19%    16.11%
            2011                     0.10%      0.90%      10.52      18.44      156,209       2,006,672       6.66%     7.52%
            2010                     0.10%      0.90%       9.78      17.20      115,722       1,356,455      12.88%    13.79%
            2009                     0.10%      0.90%       8.60      11.80      117,501       1,194,274      42.01%    43.18%
DELAWARE VIP VALUE STANDARD CLASS
            2013                     0.10%      0.90%      13.08      24.58    1,507,898      27,434,727      32.50%    33.56%
            2012                     0.10%      0.90%       9.84      18.45    1,072,453      16,107,073      13.70%    14.62%
            2011                     0.10%      0.90%       8.63      16.14      996,994      13,652,384       8.56%     9.43%
            2010                     0.10%      0.90%       7.93      14.78      998,568      12,643,738      14.59%    15.51%
            2009                     0.10%      0.90%       6.90      11.77      999,678      10,939,033      16.91%    17.85%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
            2013      2.34%
            2012      3.14%
            2011      4.08%
            2010      4.45%
            2009      4.83%
DELAWARE VIP EMERGING MARKETS STANDARD CLASS
            2013      1.61%
            2012      1.02%
            2011      1.88%
            2010      0.74%
            2009      1.29%
DELAWARE VIP HIGH YIELD STANDARD CLASS
            2013      7.28%
            2012      8.80%
            2011      8.90%
            2010      7.68%
            2009      6.68%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME STANDARD CLASS
            2013      1.52%
            2012      1.69%
            2011      1.85%
            2010      2.26%
            2009      3.63%
DELAWARE VIP REIT STANDARD CLASS
            2013      1.51%
            2012      1.49%
            2011      1.57%
            2010      2.85%
            2009      4.69%
DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
            2013      0.71%
            2012      0.58%
            2011      0.50%
            2010      0.66%
            2009      0.99%
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
            2013      0.02%
            2012      0.23%
            2011      0.96%
            2010      0.00%
DELAWARE VIP TREND STANDARD CLASS
            2009      0.00%
DELAWARE VIP U.S. GROWTH STANDARD CLASS
            2013      0.27%
            2012      0.00%
            2011      0.24%
            2010      0.07%
            2009      0.23%
DELAWARE VIP VALUE STANDARD CLASS
            2013      1.64%
            2012      2.22%
            2011      1.92%
            2010      2.40%
            2009      3.10%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M


                                  MINIMUM    MAXIMUM    MINIMUM   MAXIMUM                                  MINIMUM    MAXIMUM
                   COMMENCEMENT   FEE        FEE        UNIT      UNIT       UNITS                         TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)        RATE(2)    RATE(2)    VALUE(3)  VALUE(3)   OUTSTANDING       NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
DWS ALTERNATIVE ASSET ALLOCATION VIP CLASS A
            2013                     0.10%      0.90%     $10.32     $13.99      600,128  $    7,065,431       0.03%     0.83%
            2012                     0.10%      0.90%      11.80      13.88      329,437       4,116,539       8.74%     9.62%
            2011                     0.10%      0.90%      10.99      12.66      221,433       2,666,315      -3.74%    -2.96%
            2010                     0.10%      0.90%      12.88      13.05       79,721       1,012,077      11.46%    12.35%
            2009          6/9/09     0.10%      0.90%      11.55      11.61       11,847         137,131       0.54%    14.16%
DWS EQUITY 500 INDEX VIP CLASS A
            2013                     0.35%      0.90%      13.89      23.34    2,361,337      44,101,026      30.74%    31.47%
            2012                     0.35%      0.90%      12.49      17.76    2,549,264      37,140,643      14.66%    15.29%
            2011                     0.35%      0.90%      10.44      15.40    2,857,558      36,394,059       0.92%     1.48%
            2010                     0.35%      0.90%      10.33      15.18    3,205,925      39,126,923      13.68%    14.30%
            2009                     0.35%      0.90%       9.07      11.55    3,677,800      37,723,782      25.19%    25.69%
DWS SMALL CAP INDEX VIP CLASS A
            2013                     0.35%      0.90%      14.94      28.49      599,148      12,693,520      37.40%    38.15%
            2012                     0.35%      0.90%      12.48      20.73      605,538      10,019,360      15.21%    15.84%
            2011                     0.35%      0.90%      12.68      18.00      610,311       9,139,291      -5.27%    -4.75%
            2010                     0.35%      0.90%      13.39      19.00      632,521      10,203,745      25.26%    25.95%
            2009                     0.35%      0.90%      10.69      15.17      731,153       9,429,560      25.44%    25.94%
FIDELITY VIP ASSET MANAGER INITIAL CLASS
            2013                     0.55%      0.55%      16.90      16.90       46,207         780,991      15.07%    15.07%
            2012                     0.55%      0.55%      14.69      14.69       49,104         721,246      11.87%    11.87%
            2011                     0.55%      0.55%      13.13      13.13       56,019         735,546      -3.10%    -3.10%
            2010                     0.55%      0.80%      15.21      15.21       56,935         829,899      13.35%    13.35%
            2009                     0.80%      0.80%      13.42      13.42       50,453         676,939      28.08%    28.08%
FIDELITY VIP CONTRAFUND SERVICE CLASS
            2013                     0.10%      0.90%      13.24      24.95    4,615,396      86,502,427      29.97%    31.01%
            2012                     0.10%      0.90%      10.68      19.17    3,961,871      62,148,610      15.27%    16.19%
            2011                     0.10%      0.90%       9.19      16.60    3,799,081      53,869,792      -3.51%    -2.73%
            2010                     0.10%      0.90%       9.45      17.18    3,708,174      55,798,434      16.06%    16.99%
            2009                     0.10%      0.90%       8.08      14.78    3,626,482      47,395,495      34.45%    35.53%
FIDELITY VIP EQUITY-INCOME INITIAL CLASS
            2013                     0.55%      0.55%      21.27      21.27      112,150       2,385,184      27.44%    27.44%
            2012                     0.55%      0.55%      16.69      16.69      125,842       2,100,041      16.66%    16.66%
            2011                     0.55%      0.80%      13.68      14.30      152,676       2,181,461       0.17%     0.42%
            2010                     0.55%      0.80%      13.66      13.66      186,715       2,586,524      14.23%    14.23%
            2009                     0.80%      0.80%      11.96      11.96      241,071       2,883,195      29.17%    29.17%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS
            2013                     0.35%      0.90%      13.87      18.81      414,052       7,024,153      26.87%    27.56%
            2012                     0.35%      0.90%      13.01      14.94      430,221       6,017,858      16.14%    16.78%
            2011                     0.35%      0.90%      11.28      12.84      436,168       5,465,385      -0.05%     0.36%
            2010                     0.50%      1.00%      11.28      13.51      453,657       5,713,438      13.94%    14.52%
            2009                     0.50%      1.00%       9.89      11.86      469,290       5,178,434      28.74%    29.39%
FIDELITY VIP GROWTH SERVICE CLASS
            2013                     0.10%      0.90%      11.15      25.21      754,287      12,200,740      34.98%    36.07%
            2012                     0.10%      0.90%       8.26      18.58      547,090       7,132,511      13.52%    14.43%
            2011                     0.10%      0.90%       7.28      16.27      619,269       7,102,273      -0.76%     0.04%
            2010                     0.10%      0.90%       7.33      16.31      675,437       6,962,534      22.95%    23.93%
            2009                     0.10%      0.90%       5.97      10.14      727,117       5,631,760      27.00%    28.02%
FIDELITY VIP GROWTH OPPORTUNITIES SERVICE CLASS
            2013                     0.35%      0.90%      14.19      30.37      139,465       3,462,177      36.54%    37.30%
            2012                     0.35%      0.90%      10.39      22.12      153,592       2,815,385      18.39%    19.05%
            2011                     0.35%      0.90%       8.24      18.58      166,388       2,522,236       1.26%     1.82%
            2010                     0.35%      0.90%       8.12      18.25      215,962       2,900,063      22.55%    23.22%
            2009                     0.35%      0.90%       6.62       8.72      290,515       2,542,261      44.41%    44.63%
FIDELITY VIP HIGH INCOME SERVICE CLASS
            2013                     0.35%      0.90%      13.58      19.92       97,879       1,686,934       4.93%     5.50%
            2012                     0.35%      0.90%      12.87      18.88      100,129       1,634,476      13.17%    13.80%
            2011                     0.35%      0.90%      13.81      17.74       97,957       1,423,968       2.99%     3.56%
            2010                     0.35%      0.90%      13.41      17.19      110,823       1,597,332      12.77%    13.39%
            2009                     0.35%      0.90%      11.89      15.22      118,720       1,475,429      42.49%    42.70%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
DWS ALTERNATIVE ASSET ALLOCATION VIP CLASS A
            2013      1.78%
            2012      3.17%
            2011      1.32%
            2010      0.86%
            2009      0.00%
DWS EQUITY 500 INDEX VIP CLASS A
            2013      1.79%
            2012      1.80%
            2011      1.71%
            2010      1.94%
            2009      2.82%
DWS SMALL CAP INDEX VIP CLASS A
            2013      1.63%
            2012      0.89%
            2011      0.87%
            2010      0.92%
            2009      1.80%
FIDELITY VIP ASSET MANAGER INITIAL CLASS
            2013      1.56%
            2012      1.47%
            2011      1.93%
            2010      1.74%
            2009      2.20%
FIDELITY VIP CONTRAFUND SERVICE CLASS
            2013      1.04%
            2012      1.27%
            2011      0.93%
            2010      1.14%
            2009      1.33%
FIDELITY VIP EQUITY-INCOME INITIAL CLASS
            2013      2.45%
            2012      2.88%
            2011      2.40%
            2010      1.74%
            2009      2.19%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS
            2013      2.38%
            2012      3.03%
            2011      2.41%
            2010      1.77%
            2009      2.17%
FIDELITY VIP GROWTH SERVICE CLASS
            2013      0.22%
            2012      0.49%
            2011      0.26%
            2010      0.18%
            2009      0.33%
FIDELITY VIP GROWTH OPPORTUNITIES SERVICE CLASS
            2013      0.19%
            2012      0.30%
            2011      0.05%
            2010      0.09%
            2009      0.37%
FIDELITY VIP HIGH INCOME SERVICE CLASS
            2013      5.82%
            2012      6.06%
            2011      6.54%
            2010      7.68%
            2009      7.70%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M


                                  MINIMUM    MAXIMUM    MINIMUM   MAXIMUM                                  MINIMUM    MAXIMUM
                   COMMENCEMENT   FEE        FEE        UNIT      UNIT       UNITS                         TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)        RATE(2)    RATE(2)    VALUE(3)  VALUE(3)   OUTSTANDING       NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP INVESTMENT GRADE BOND INITIAL CLASS
            2013                     0.55%      0.55%     $12.88     $12.88      102,868  $    1,324,640      -2.32%    -2.32%
            2012                     0.55%      0.55%      13.18      13.18      110,490       1,456,517       5.32%     5.32%
            2011                     0.55%      0.80%      12.52      19.70      135,687       1,709,713       6.48%     6.74%
            2010                     0.55%      0.80%      18.50      18.50      111,490       1,803,770       6.95%     6.95%
            2009                     0.80%      0.80%      17.30      17.30      116,790       2,020,046      14.80%    14.80%
FIDELITY VIP MID CAP SERVICE CLASS
            2013                     0.10%      0.90%      14.02      23.18    1,553,709      28,285,447      34.84%    35.93%
            2012                     0.10%      0.90%      11.21      17.12    1,199,026      17,298,144      13.72%    14.64%
            2011                     0.10%      0.90%       9.78      15.00    1,090,164      13,990,653     -11.52%   -10.81%
            2010                     0.10%      0.90%      10.97      16.88      924,814      13,640,829      27.55%    28.57%
            2009                     0.10%      0.90%       8.53      13.18      770,556       9,234,255      38.76%    39.87%
FIDELITY VIP OVERSEAS SERVICE CLASS
            2013                     0.10%      0.90%      10.53      20.68      406,393       6,884,305      29.21%    30.25%
            2012                     0.10%      0.90%       8.08      16.28      429,603       5,766,876      19.46%    20.42%
            2011                     0.10%      0.90%       6.71      13.60      416,923       4,756,314     -17.97%   -17.31%
            2010                     0.10%      0.90%       8.12      16.56      430,156       6,029,764      11.98%    12.88%
            2009                     0.10%      0.90%       7.19      14.77      401,749       5,122,752      25.31%    26.31%
FTVIPT FRANKLIN INCOME SECURITIES CLASS 1
            2013                     0.10%      0.90%      11.73      16.43    1,807,915      24,992,624      13.16%    14.07%
            2012                     0.10%      0.90%      11.71      14.41    1,011,408      13,573,443      11.90%    12.80%
            2011                     0.10%      0.90%      10.43      12.78      832,933      10,141,890       1.79%     2.61%
            2010                     0.10%      0.90%      10.21      12.48      756,055       8,965,072      11.85%    12.75%
            2009                     0.10%      0.90%       9.10      11.12      617,058       6,466,885      34.66%    35.75%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 1
            2013                     0.10%      1.00%      13.70      28.22      731,082      13,738,633      37.12%    38.36%
            2012                     0.10%      1.00%      10.85      20.45      756,567      10,815,985      10.01%    11.00%
            2011                     0.10%      1.00%       9.82      18.47      731,344      10,030,040      -5.54%    -4.69%
            2010                     0.10%      1.00%      10.35      19.42      768,212      11,362,208      26.66%    27.81%
            2009                     0.10%      1.00%       8.14      13.26      736,926       8,605,445      42.51%    43.80%
FTVIPT MUTUAL SHARES SECURITIES CLASS 1
            2013                     0.10%      0.90%      11.86      17.52    1,459,910      21,275,912      27.37%    28.40%
            2012                     0.10%      0.90%       9.28      13.65    1,108,048      12,900,466      13.58%    14.49%
            2011                     0.10%      0.90%       8.15      11.93      936,996       9,476,588      -1.68%    -0.89%
            2010                     0.10%      0.90%       8.26      12.04      751,305       7,467,541      10.47%    11.36%
            2009                     0.10%      0.90%       7.46       9.25      532,773       4,691,240      25.21%    26.22%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 1
            2013                     0.55%      0.55%      17.78      17.78       92,196       1,639,606      22.60%    22.60%
            2012                     0.55%      0.55%      14.51      14.51      113,010       1,639,321      17.95%    17.95%
            2011                     0.55%      0.80%      12.30      14.12      138,617       1,710,317     -11.16%   -10.94%
            2010                     0.55%      0.80%      15.89      15.89      148,886       2,256,721       7.81%     7.81%
            2009                     0.80%      0.80%      14.74      14.74      180,272       2,656,873      36.25%    36.25%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2
            2013                     0.35%      0.90%      15.25      20.75      229,701       4,538,191      21.87%    22.54%
            2012                     0.35%      0.90%      12.44      16.94      251,971       4,070,965      17.17%    17.82%
            2011                     0.35%      0.90%      12.83      14.38      261,494       3,586,115     -11.44%   -10.95%
            2010                     0.35%      0.90%      14.47      16.14      280,429       4,353,202       7.44%     8.03%
            2009                     0.35%      0.90%      13.45      14.12      309,055       4,364,334      35.81%    36.02%
FTVIPT TEMPLETON GLOBAL ASSET ALLOCATION CLASS 1
            2009                     0.80%      0.80%      18.85      18.85       55,094       1,038,440      21.24%    21.24%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 1
            2013                     0.10%      0.90%      11.04      20.41      719,391      12,303,229       0.98%     1.79%
            2012                     0.10%      0.90%      12.21      20.13      814,764      13,849,630      14.28%    15.20%
            2011                     0.10%      0.90%      13.74      17.54      666,058      10,957,497      -1.50%    -0.71%
            2010                     0.10%      0.90%      13.84      17.74      637,446      10,837,194      13.68%    14.59%
            2009                     0.10%      0.90%      12.08      15.54      803,344      11,702,647      17.92%    18.86%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP INVESTMENT GRADE BOND INITIAL CLASS
            2013      2.32%
            2012      2.11%
            2011      3.07%
            2010      3.40%
            2009      9.05%
FIDELITY VIP MID CAP SERVICE CLASS
            2013      0.48%
            2012      0.56%
            2011      0.16%
            2010      0.29%
            2009      0.64%
FIDELITY VIP OVERSEAS SERVICE CLASS
            2013      1.28%
            2012      1.88%
            2011      1.33%
            2010      1.35%
            2009      2.16%
FTVIPT FRANKLIN INCOME SECURITIES CLASS 1
            2013      6.11%
            2012      6.38%
            2011      5.60%
            2010      6.63%
            2009      8.45%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 1
            2013      0.00%
            2012      0.00%
            2011      0.00%
            2010      0.00%
            2009      0.00%
FTVIPT MUTUAL SHARES SECURITIES CLASS 1
            2013      2.38%
            2012      2.39%
            2011      2.68%
            2010      1.90%
            2009      2.33%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 1
            2013      2.53%
            2012      3.31%
            2011      1.92%
            2010      2.21%
            2009      3.75%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2
            2013      2.36%
            2012      2.91%
            2011      1.70%
            2010      1.84%
            2009      3.52%
FTVIPT TEMPLETON GLOBAL ASSET ALLOCATION CLASS 1
            2009      9.36%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 1
            2013      4.91%
            2012      6.77%
            2011      5.64%
            2010      1.63%
            2009     14.87%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M


                                  MINIMUM    MAXIMUM    MINIMUM   MAXIMUM                                  MINIMUM    MAXIMUM
                   COMMENCEMENT   FEE        FEE        UNIT      UNIT       UNITS                         TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)        RATE(2)    RATE(2)    VALUE(3)  VALUE(3)   OUTSTANDING       NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 1
            2013                     0.35%      0.90%     $14.98     $19.93      470,960  $    8,136,840      29.87%    30.59%
            2012                     0.35%      0.90%      12.44      15.31      513,659       6,987,155      20.31%    20.97%
            2011                     0.35%      0.90%      10.30      15.05      530,094       6,132,364      -7.63%    -7.26%
            2010                     0.50%      0.90%      11.10      16.27      542,632       6,929,019       6.77%     7.20%
            2009                     0.50%      0.90%      10.36      15.23      541,857       6,542,943      30.16%    30.68%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
            2013                     0.35%      0.90%      16.60      22.83       65,193       1,432,196      29.65%    30.36%
            2012                     0.35%      0.90%      12.73      17.61       72,794       1,229,799      19.98%    20.64%
            2011                     0.35%      0.90%      11.63      14.68       94,289       1,310,772      -7.81%    -7.30%
            2010                     0.35%      0.90%      12.59      15.92      103,679       1,574,272       6.43%     7.02%
            2009                     0.35%      0.90%      11.81      14.96      123,850       1,774,377      29.93%    30.12%
INVESCO V.I. AMERICAN FRANCHISE SERIES I
            2013                     0.35%      1.00%       8.71      20.74      836,081      12,782,184      38.74%    39.65%
            2012         4/27/12     0.35%      1.00%       6.27      14.85      898,804      10,044,227      -3.16%     0.80%
INVESCO V.I. CAPITAL APPRECIATION SERIES I
            2011                     0.35%      1.00%       5.60      13.24      978,381       9,886,257      -8.83%    -8.23%
            2010                     0.35%      1.00%       6.12      14.43    1,276,788      12,590,596      14.34%    15.09%
            2009                     0.35%      1.00%       5.34       9.81    1,764,880      12,294,436      19.87%    20.17%
INVESCO V.I. CORE EQUITY SERIES I
            2013                     0.35%      0.90%      13.55      21.38      960,990      17,189,244      28.09%    28.80%
            2012                     0.35%      0.90%      11.01      16.60    1,074,962      14,974,474      12.86%    13.48%
            2011                     0.35%      0.90%       9.63      14.63    1,148,684      14,215,138      -0.96%    -0.41%
            2010                     0.35%      0.90%       9.71      14.69    1,348,424      16,130,915       8.57%     9.17%
            2009                     0.35%      0.90%       8.93      12.17    1,617,214      16,280,373      27.15%    27.34%
INVESCO V.I. DIVERSIFIED INCOME SERIES I
            2013                     0.55%      0.55%      14.32      14.32       43,096         617,250      -0.50%    -0.50%
            2012                     0.55%      0.55%      14.39      14.39       47,145         678,616      10.10%    10.10%
            2011                     0.55%      0.55%      13.07      13.07       53,295         696,741       6.43%     6.43%
            2010                     0.55%      0.80%      12.22      12.22       51,768         633,967       9.17%     9.17%
            2009                     0.80%      0.80%      11.19      11.19       45,779         512,493      10.19%    10.19%
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
            2013                     0.35%      0.90%      12.72      24.43      372,239       6,618,106      17.95%    18.60%
            2012                     0.35%      0.90%      12.74      20.68      361,369       5,784,451      14.50%    15.13%
            2011                     0.35%      0.90%      14.18      18.03      368,936       5,412,413      -7.58%    -7.07%
            2010                     0.35%      0.90%      15.35      19.48      374,956       6,305,360      11.85%    12.47%
            2009                     0.35%      0.90%      13.72      17.39      401,748       6,036,397      34.03%    34.23%
JANUS ASPEN BALANCED INSTITUTIONAL CLASS
            2013                     0.35%      0.90%      14.75      23.69      528,092      10,855,174      19.08%    19.73%
            2012                     0.35%      0.90%      12.32      19.90      612,809      10,492,022      12.60%    13.22%
            2011                     0.35%      0.90%      14.64      17.67      650,588       9,842,839       0.73%     1.28%
            2010                     0.35%      0.90%      14.45      17.54      702,390      10,956,798       7.42%     8.01%
            2009                     0.35%      0.90%      14.77      16.33      716,238      10,961,302      24.76%    24.95%
JANUS ASPEN BALANCED SERVICE CLASS
            2013                     0.35%      0.90%      12.50      21.90      527,237       8,665,201      18.73%    19.38%
            2012                     0.35%      0.90%      12.24      18.60      490,647       7,263,086      12.36%    12.98%
            2011                     0.35%      0.90%      14.95      16.53      504,707       7,959,792       0.44%     0.85%
            2010                     0.50%      0.90%      14.89      16.43      570,500       9,281,763       7.15%     7.58%
            2009                     0.50%      0.90%      13.89      15.31      546,133       8,290,876      24.46%    24.96%
JANUS ASPEN ENTERPRISE SERVICE CLASS
            2013                     0.35%      0.90%      13.89      30.20      154,425       3,441,082      30.85%    31.58%
            2012                     0.35%      0.90%      13.70      23.04      167,060       3,255,585      15.94%    16.58%
            2011                     0.35%      0.90%      16.20      19.84      167,433       3,037,060      -2.53%    -2.00%
            2010                     0.35%      0.90%      16.62      20.33      204,180       3,889,270      24.39%    25.08%
            2009                     0.35%      0.90%      13.36      16.32      210,235       3,207,842      43.15%    43.72%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 1
            2013      2.85%
            2012      2.32%
            2011      1.59%
            2010      1.58%
            2009      3.66%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
            2013      2.69%
            2012      1.97%
            2011      1.39%
            2010      1.38%
            2009      3.06%
INVESCO V.I. AMERICAN FRANCHISE SERIES I
            2013      0.44%
            2012      0.00%
INVESCO V.I. CAPITAL APPRECIATION SERIES I
            2011      0.15%
            2010      0.74%
            2009      0.63%
INVESCO V.I. CORE EQUITY SERIES I
            2013      1.38%
            2012      0.97%
            2011      0.95%
            2010      0.96%
            2009      1.79%
INVESCO V.I. DIVERSIFIED INCOME SERIES I
            2013      4.92%
            2012      4.61%
            2011      5.33%
            2010      7.14%
            2009     10.30%
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
            2013      1.21%
            2012      1.45%
            2011      1.56%
            2010      2.35%
            2009      1.48%
JANUS ASPEN BALANCED INSTITUTIONAL CLASS
            2013      1.51%
            2012      2.81%
            2011      2.42%
            2010      2.79%
            2009      3.00%
JANUS ASPEN BALANCED SERVICE CLASS
            2013      1.33%
            2012      2.34%
            2011      2.11%
            2010      2.65%
            2009      2.90%
JANUS ASPEN ENTERPRISE SERVICE CLASS
            2013      0.36%
            2012      0.00%
            2011      0.00%
            2010      0.00%
            2009      0.00%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M


                                  MINIMUM    MAXIMUM    MINIMUM   MAXIMUM                                  MINIMUM    MAXIMUM
                   COMMENCEMENT   FEE        FEE        UNIT      UNIT       UNITS                         TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)        RATE(2)    RATE(2)    VALUE(3)  VALUE(3)   OUTSTANDING       NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN GLOBAL RESEARCH INSTITUTIONAL CLASS
            2013                     0.35%      0.90%     $12.98     $23.36      550,084  $   10,592,007      27.28%    27.98%
            2012                     0.35%      0.90%      10.20      18.26      598,935       9,090,544      19.01%    19.66%
            2011                     0.35%      0.90%       8.57      15.26      629,750       7,992,638     -14.52%   -14.04%
            2010                     0.35%      0.90%       9.28      17.75      718,059       9,746,325      14.80%    15.43%
            2009                     0.35%      0.90%       8.08       9.26      947,937       9,419,526      36.47%    36.67%
JANUS ASPEN GLOBAL RESEARCH SERVICE CLASS
            2013                     0.35%      0.90%      13.84      15.31      169,799       2,477,199      26.93%    27.63%
            2012                     0.35%      0.90%      11.46      11.99      180,386       2,121,357      18.79%    19.44%
            2011                     0.35%      0.90%       9.65      10.00      187,264       1,849,786     -14.76%   -14.63%
            2010                     0.75%      0.90%      11.32      11.71      196,314       2,266,374      14.48%    14.66%
            2009                     0.75%      0.90%       9.89      10.22      223,397       2,248,825      36.17%    36.38%
JANUS ASPEN GLOBAL TECHNOLOGY SERVICE CLASS
            2013                     0.35%      0.90%       7.71      31.63      111,552       1,578,895      34.18%    34.92%
            2012                     0.35%      0.90%       5.75      23.44      137,117       1,453,876      18.08%    18.73%
            2011                     0.35%      0.90%       4.87      19.74      139,571       1,251,908      -9.48%    -8.98%
            2010                     0.35%      0.90%       5.38      21.69      284,086       1,937,073      23.28%    23.96%
            2009                     0.35%      0.90%       4.36       8.04      327,963       1,491,955      55.49%    55.72%
LVIP BARON GROWTH OPPORTUNITIES STANDARD CLASS
            2013                     0.35%      0.90%      15.42      24.61       78,933       1,547,194      39.15%    39.92%
            2012                     0.35%      0.90%      13.19      17.61       46,090         693,135      17.47%    18.12%
            2011                     0.35%      0.90%      11.23      14.93       52,372         686,765       3.36%     3.77%
            2010                     0.50%      0.90%      10.86      14.39       59,846         748,140      25.57%    26.07%
            2009                     0.50%      0.90%       8.65      11.42       61,413         596,361      37.43%    37.98%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2013                     0.10%      0.90%      14.71      38.90      777,606      15,985,041      38.81%    39.92%
            2012                     0.10%      0.90%      12.32      28.02      504,817       8,683,803      17.18%    18.12%
            2011                     0.10%      0.90%      10.49      23.91      522,253       7,864,651       3.09%     3.92%
            2010                     0.10%      0.90%      10.14      23.20      462,112       7,093,103      25.25%    26.26%
            2009                     0.10%      0.90%       8.07      18.52      451,299       5,720,433      37.09%    38.18%
LVIP BLACKROCK EMERGING MARKETS RPM STANDARD CLASS
            2013         6/19/13     0.15%      0.75%       9.37       9.40      126,595       1,186,955      -4.22%     8.41%
LVIP BLACKROCK EQUITY DIVIDEND RPM STANDARD CLASS
            2013                     0.10%      0.90%      10.89      20.96      877,703      11,791,496      17.15%    18.10%
            2012                     0.10%      0.90%       9.27      17.79      350,615       5,112,341      15.94%    16.87%
            2011                     0.10%      0.90%       7.97      15.26      369,122       4,815,792      -3.45%    -2.67%
            2010                     0.10%      0.90%       8.23      15.72      365,751       4,899,983      16.87%    17.81%
            2009                     0.10%      0.90%       7.02      11.99      408,367       4,606,714      22.19%    23.19%
LVIP BLACKROCK INFLATION PROTECTED BOND STANDARD CLASS
            2013                     0.10%      0.90%       9.36      11.14      931,358       9,610,763      -9.20%    -8.47%
            2012                     0.10%      0.90%      11.92      12.17      598,744       7,186,246       5.55%     6.40%
            2011                     0.10%      0.90%      11.29      11.43      307,483       3,501,027      11.14%    11.97%
            2010         5/20/10     0.15%      0.90%      10.16      10.21       74,346         758,110      -1.94%     2.14%
LVIP CAPITAL GROWTH STANDARD CLASS
            2013                     0.10%      0.90%      13.98      19.27      390,192       6,322,177      34.79%    35.87%
            2012                     0.10%      0.90%      10.32      14.19      231,702       2,943,198      18.00%    18.95%
            2011                     0.10%      0.90%       8.68      11.94      161,736       1,716,063      -9.83%    -9.10%
            2010                     0.10%      0.90%       9.54      13.14       74,213         796,298      17.83%    18.84%
            2009                     0.10%      0.90%       8.03       8.42       46,832         388,563      33.85%    34.73%
LVIP CLARION GLOBAL REAL ESTATE STANDARD CLASS
            2013                     0.10%      0.90%       8.69      15.39      960,217      10,026,096       2.38%     3.20%
            2012                     0.10%      0.90%       8.49      14.92      683,577       6,869,803      23.56%    24.56%
            2011                     0.10%      0.90%       6.87      11.99      614,842       4,728,629      -9.49%    -8.76%
            2010                     0.10%      0.90%       7.59      13.15      516,330       4,165,925      16.92%    17.86%
            2009                     0.10%      0.90%       6.49       7.64      467,695       3,093,113      36.59%    37.69%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN GLOBAL RESEARCH INSTITUTIONAL CLASS
            2013      1.20%
            2012      0.88%
            2011      0.59%
            2010      0.61%
            2009      1.42%
JANUS ASPEN GLOBAL RESEARCH SERVICE CLASS
            2013      1.09%
            2012      0.79%
            2011      0.48%
            2010      0.49%
            2009      1.28%
JANUS ASPEN GLOBAL TECHNOLOGY SERVICE CLASS
            2013      0.00%
            2012      0.00%
            2011      0.00%
            2010      0.00%
            2009      0.00%
LVIP BARON GROWTH OPPORTUNITIES STANDARD CLASS
            2013      0.46%
            2012      1.39%
            2011      0.00%
            2010      0.00%
            2009      0.00%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2013      0.43%
            2012      1.15%
            2011      0.00%
            2010      0.00%
            2009      0.00%
LVIP BLACKROCK EMERGING MARKETS RPM STANDARD CLASS
            2013      2.32%
LVIP BLACKROCK EQUITY DIVIDEND RPM STANDARD CLASS
            2013      2.17%
            2012      0.64%
            2011      0.93%
            2010      0.98%
            2009      1.17%
LVIP BLACKROCK INFLATION PROTECTED BOND STANDARD CLASS
            2013      0.53%
            2012      0.00%
            2011      3.39%
            2010      2.13%
LVIP CAPITAL GROWTH STANDARD CLASS
            2013      0.00%
            2012      0.00%
            2011      0.00%
            2010      0.06%
            2009      0.39%
LVIP CLARION GLOBAL REAL ESTATE STANDARD CLASS
            2013      0.00%
            2012      0.00%
            2011      0.00%
            2010      0.00%
            2009      0.00%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M


                                  MINIMUM    MAXIMUM    MINIMUM   MAXIMUM                                  MINIMUM    MAXIMUM
                   COMMENCEMENT   FEE        FEE        UNIT      UNIT       UNITS                         TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)        RATE(2)    RATE(2)    VALUE(3)  VALUE(3)   OUTSTANDING       NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP COLUMBIA SMALL-MID CAP GROWTH RPM STANDARD CLASS
            2013                     0.10%      0.90%     $11.98     $17.57      280,986  $    3,718,638      23.70%    24.69%
            2012                     0.10%      0.90%       9.74      14.10      237,636       2,648,281       5.53%     6.37%
            2011                     0.10%      0.90%       9.16      13.26      208,465       2,092,272      -8.42%    -7.68%
            2010                     0.10%      0.90%       9.92      10.41      122,566       1,327,386      26.11%    27.12%
            2009                     0.10%      0.90%       7.80       8.22       83,373         681,819      47.09%    48.27%
LVIP DELAWARE BOND STANDARD CLASS
            2013                     0.10%      0.90%       9.89      21.13    6,571,502      85,777,236      -3.18%    -2.41%
            2012                     0.10%      0.90%      11.82      21.82    5,169,628      77,515,384       5.65%     6.50%
            2011                     0.10%      0.90%      11.37      20.94    4,432,137      68,715,825       6.67%     7.53%
            2010                     0.10%      0.90%      11.31      19.60    4,344,777      66,179,053       7.52%     8.38%
            2009                     0.10%      0.90%      11.37      18.20    4,144,534      60,492,585      17.84%    18.78%
LVIP DELAWARE DIVERSIFIED FLOATING RATE STANDARD CLASS
            2013                     0.10%      0.90%      10.12      10.60      764,921       7,862,016      -0.15%     0.65%
            2012                     0.10%      0.90%      10.31      10.53      194,328       2,015,644       3.29%     4.13%
            2011                     0.10%      0.90%       9.99      10.12      128,558       1,295,170      -1.14%    -0.35%
            2010          6/3/10     0.10%      0.90%      10.10      10.15       44,133         447,307      -0.04%     2.20%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
            2013                     0.10%      0.90%      12.67      20.88      213,937       3,494,404      19.16%    20.12%
            2012                     0.10%      0.90%      10.70      17.43      224,737       3,197,799      12.28%    13.18%
            2011                     0.10%      0.90%       9.50      15.44      235,864       3,080,307      -2.90%    -2.12%
            2010                     0.10%      0.90%       9.75      15.81      242,345       3,239,210      11.47%    12.37%
            2009                     0.10%      0.90%       8.67      13.33      291,766       3,359,155      30.81%    31.88%
LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
            2013                     0.10%      0.90%      13.13      19.09      210,350       3,393,736      32.07%    33.13%
            2012                     0.10%      0.90%       9.91      14.35      180,061       2,238,426      14.28%    15.20%
            2011                     0.10%      0.90%       8.65      12.46      177,407       1,923,868       0.29%     1.10%
            2010                     0.10%      0.90%       8.60      12.33      195,847       2,115,831      11.92%    12.82%
            2009                     0.10%      0.90%       7.66      10.09      178,548       1,725,741      23.56%    24.56%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
            2013                     0.10%      0.90%      13.66      23.36      227,401       4,214,778      34.47%    35.55%
            2012                     0.10%      0.90%      10.13      17.28      216,161       3,199,531      14.25%    15.16%
            2011                     0.10%      0.90%       8.84      15.04      222,881       2,969,594      -0.26%     0.54%
            2010                     0.10%      0.90%       8.83      15.00      235,568       3,139,867      10.57%    11.46%
            2009                     0.10%      0.90%       7.97      13.07      244,943       2,913,998      28.84%    29.35%
LVIP DELAWARE SPECIAL OPPORTUNITIES STANDARD CLASS
            2013                     0.10%      0.90%      13.71      20.69      368,189       5,543,472      32.58%    33.65%
            2012                     0.10%      0.90%      10.34      15.49      236,089       2,785,059      13.91%    14.82%
            2011                     0.10%      0.90%       9.08      13.50      357,288       3,562,626      -6.05%    -5.30%
            2010                     0.10%      0.90%       9.66      14.26      518,861       5,208,084      29.46%    30.50%
            2009                     0.10%      0.90%       7.46       8.10       73,938         565,275      29.27%    30.32%
LVIP DIMENSIONAL NON-U.S. EQUITY RPM STANDARD CLASS
            2013                     0.10%      0.90%      11.26      12.55      275,991       3,271,993      14.26%    15.00%
            2012                     0.10%      0.90%       9.85       9.96       91,315         909,157      17.88%    18.65%
            2011          7/7/11     0.10%      0.75%       8.36       8.39       45,278         379,209     -17.65%     0.44%
LVIP DIMENSIONAL U.S. EQUITY RPM STANDARD CLASS
            2013                     0.10%      0.75%      13.31      14.31      340,246       4,679,787      28.21%    29.05%
            2012                     0.10%      0.75%      10.98      11.09       93,335       1,024,999      16.53%    17.29%
            2011         6/10/11     0.10%      0.75%       9.42       9.46       62,537         589,819      -5.74%     8.96%
LVIP DIMENSIONAL/VANGUARD TOTAL BOND STANDARD CLASS
            2013                     0.10%      0.90%       9.77      10.53      775,154       7,773,370      -3.64%    -2.85%
            2012                     0.10%      0.90%      10.70      10.84      229,110       2,451,174       2.80%     3.63%
            2011         5/26/11     0.10%      0.90%      10.41      10.46       77,489         807,923       0.00%     4.33%
LVIP GLOBAL INCOME STANDARD CLASS
            2013                     0.10%      0.90%       9.85      12.48      689,159       7,609,165      -3.69%    -2.92%
            2012                     0.10%      0.90%      11.56      12.86      404,538       4,933,530       6.73%     7.58%
            2011                     0.10%      0.90%      10.80      11.95      253,610       2,905,394       0.18%     0.99%
            2010                     0.10%      0.90%      11.27      11.84       85,707         991,903       8.70%     9.57%
            2009          6/8/09     0.10%      0.90%      10.29      10.80       25,001         268,959      -1.32%     8.96%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP COLUMBIA SMALL-MID CAP GROWTH RPM STANDARD CLASS
            2013      0.00%
            2012      0.00%
            2011      0.00%
            2010      0.00%
            2009      0.00%
LVIP DELAWARE BOND STANDARD CLASS
            2013      1.96%
            2012      2.09%
            2011      3.38%
            2010      3.52%
            2009      4.56%
LVIP DELAWARE DIVERSIFIED FLOATING RATE STANDARD CLASS
            2013      1.20%
            2012      2.07%
            2011      2.41%
            2010      1.56%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
            2013      1.55%
            2012      1.74%
            2011      2.15%
            2010      2.60%
            2009      1.68%
LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
            2013      1.93%
            2012      1.12%
            2011      1.11%
            2010      1.02%
            2009      1.15%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
            2013      1.31%
            2012      0.75%
            2011      0.77%
            2010      0.62%
            2009      0.71%
LVIP DELAWARE SPECIAL OPPORTUNITIES STANDARD CLASS
            2013      1.43%
            2012      0.77%
            2011      0.33%
            2010      1.06%
            2009      1.07%
LVIP DIMENSIONAL NON-U.S. EQUITY RPM STANDARD CLASS
            2013      3.35%
            2012      2.85%
            2011      0.39%
LVIP DIMENSIONAL U.S. EQUITY RPM STANDARD CLASS
            2013      1.77%
            2012      1.10%
            2011      0.22%
LVIP DIMENSIONAL/VANGUARD TOTAL BOND STANDARD CLASS
            2013      2.14%
            2012      2.50%
            2011      0.84%
LVIP GLOBAL INCOME STANDARD CLASS
            2013      0.28%
            2012      2.10%
            2011      6.36%
            2010      3.94%
            2009      2.60%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M


                                  MINIMUM    MAXIMUM    MINIMUM   MAXIMUM                                  MINIMUM    MAXIMUM
                   COMMENCEMENT   FEE        FEE        UNIT      UNIT       UNITS                         TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)        RATE(2)    RATE(2)    VALUE(3)  VALUE(3)   OUTSTANDING       NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP JPMORGAN HIGH YIELD STANDARD CLASS
            2013                     0.10%      0.90%     $11.11     $13.70    1,099,209  $   13,427,935       5.61%     6.46%
            2012                     0.10%      0.90%      12.61      12.87      432,836       5,460,497      13.89%    14.81%
            2011                     0.10%      0.90%      11.07      11.21      178,702       1,993,758       1.85%     2.66%
            2010         5/27/10     0.10%      0.90%      10.87      10.92       40,595         442,733       0.86%    12.00%
LVIP JPMORGAN MID CAP VALUE RPM STANDARD CLASS
            2013                     0.10%      0.90%      12.71      18.55      380,951       5,144,062      23.06%    24.05%
            2012                     0.10%      0.90%      10.33      14.96      108,034       1,250,761      12.74%    13.65%
            2011                     0.10%      0.90%       9.16      13.17       86,363         864,421      -2.65%    -1.87%
            2010                     0.10%      0.90%       9.41      10.43       66,365         666,492      23.65%    24.64%
            2009                     0.10%      0.90%       7.61       8.37       29,301         229,522      23.53%    24.51%
LVIP MANAGED RISK PROFILE 2010 STANDARD CLASS
            2013                     0.35%      0.90%      11.33      17.36       25,221         323,003       7.95%     8.55%
            2012                     0.35%      0.90%      11.64      16.00       26,359         312,193       7.57%     8.16%
            2011                     0.35%      0.90%      10.82      14.79       37,201         437,399       0.34%     0.90%
            2010                     0.35%      0.90%      10.78      10.94       34,337         383,743      10.47%    10.91%
            2009                     0.50%      0.90%       9.80       9.86       26,304         257,476      23.47%    23.77%
LVIP MANAGED RISK PROFILE 2020 STANDARD CLASS
            2013                     0.10%      0.90%      11.56      17.84       81,646       1,060,134      10.14%    11.02%
            2012                     0.10%      0.90%      11.05      16.11       77,454         914,757       7.41%     8.26%
            2011                     0.10%      0.90%      10.21      14.92       88,001         946,917      -0.70%     0.07%
            2010                     0.10%      0.90%      10.21      10.51       77,823         845,364      11.03%    11.98%
            2009                     0.10%      0.90%       9.33       9.43       70,980         666,439      24.53%    25.03%
LVIP MANAGED RISK PROFILE 2030 STANDARD CLASS
            2013                     0.10%      0.90%      11.76      18.59      168,801       2,148,157      12.71%    13.63%
            2012                     0.10%      0.90%      10.64      16.40      152,676       1,710,703       6.93%     7.79%
            2011                     0.10%      0.90%       9.87      15.26      126,164       1,314,391      -1.45%    -0.66%
            2010                     0.10%      0.90%       9.94      10.29      130,739       1,355,756      11.54%    12.43%
            2009                     0.10%      0.90%       9.09       9.19      106,705         976,397      26.80%    27.31%
LVIP MANAGED RISK PROFILE 2040 STANDARD CLASS
            2013                     0.10%      0.90%      11.49      19.62      284,573       3,843,355      15.49%    16.42%
            2012                     0.10%      0.90%       9.95      16.90      312,174       3,620,908       6.16%     7.02%
            2011                     0.10%      0.90%       9.37      15.83      378,529       4,051,899      -2.34%    -1.56%
            2010                     0.10%      0.90%       9.59      16.12      382,372       4,072,413      12.65%    13.55%
            2009                     0.10%      0.90%       8.45       8.61      334,303       2,956,721      29.78%    30.82%
LVIP MANAGED RISK PROFILE CONSERVATIVE STANDARD CLASS
            2013                     0.10%      0.90%      11.18      17.87    1,873,914      23,620,877       8.77%     9.64%
            2012                     0.10%      0.90%      12.22      16.34    1,048,168      13,414,642       8.79%     9.67%
            2011                     0.10%      0.90%      11.39      14.93      640,053       8,193,662       2.75%     3.58%
            2010                     0.10%      0.90%      11.14      14.45      565,185       7,107,566       9.51%    10.39%
            2009                     0.10%      0.90%      10.09      12.42      452,332       5,208,513      23.73%    24.73%
LVIP MANAGED RISK PROFILE GROWTH STANDARD CLASS
            2013                     0.10%      0.90%      11.65      19.17    5,606,676      76,860,016      12.53%    13.43%
            2012                     0.10%      0.90%      10.45      16.94    4,226,754      53,900,939       8.17%     9.03%
            2011                     0.10%      0.90%       9.63      15.58    3,759,679      44,731,860      -0.90%    -0.10%
            2010                     0.10%      0.90%       9.69      15.63    3,421,137      40,960,389      11.71%    12.61%
            2009                     0.10%      0.90%       8.65      11.66    2,696,664      29,419,026      27.87%    28.90%
LVIP MANAGED RISK PROFILE MODERATE STANDARD CLASS
            2013                     0.10%      0.90%      11.48      18.69    5,233,240      73,147,789      10.85%    11.74%
            2012                     0.10%      0.90%      11.60      16.77    3,808,452      51,085,734       8.61%     9.48%
            2011                     0.10%      0.90%      10.62      15.35    3,553,551      43,786,443       0.26%     1.07%
            2010                     0.10%      0.90%      10.51      15.23    3,477,820      42,797,887      10.96%    11.85%
            2009                     0.10%      0.90%       9.40      12.21    3,204,727      35,730,922      26.89%    27.91%
LVIP MFS INTERNATIONAL GROWTH STANDARD CLASS
            2013                     0.10%      0.90%       9.65      15.04      843,536      10,219,325      12.59%    13.50%
            2012                     0.10%      0.90%       8.50      13.28      426,308       4,482,410      18.33%    19.28%
            2011                     0.10%      0.90%       7.13      10.69      371,864       3,182,980     -10.68%    -9.96%
            2010                     0.10%      0.90%       7.92      11.88      282,689       2,547,700      12.09%    12.99%
            2009                     0.10%      0.90%       7.01       7.72      204,683       1,569,646      34.63%    35.71%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP JPMORGAN HIGH YIELD STANDARD CLASS
            2013      6.50%
            2012      6.73%
            2011      7.31%
            2010      5.51%
LVIP JPMORGAN MID CAP VALUE RPM STANDARD CLASS
            2013      0.85%
            2012      0.00%
            2011      0.00%
            2010      0.12%
            2009      0.69%
LVIP MANAGED RISK PROFILE 2010 STANDARD CLASS
            2013      1.33%
            2012      1.99%
            2011      0.79%
            2010      1.11%
            2009      2.10%
LVIP MANAGED RISK PROFILE 2020 STANDARD CLASS
            2013      1.39%
            2012      2.00%
            2011      0.78%
            2010      0.94%
            2009      2.12%
LVIP MANAGED RISK PROFILE 2030 STANDARD CLASS
            2013      1.41%
            2012      2.16%
            2011      0.63%
            2010      0.97%
            2009      1.84%
LVIP MANAGED RISK PROFILE 2040 STANDARD CLASS
            2013      1.23%
            2012      1.59%
            2011      0.61%
            2010      0.84%
            2009      1.64%
LVIP MANAGED RISK PROFILE CONSERVATIVE STANDARD CLASS
            2013      2.71%
            2012      4.40%
            2011      2.10%
            2010      4.10%
            2009      4.85%
LVIP MANAGED RISK PROFILE GROWTH STANDARD CLASS
            2013      1.97%
            2012      2.67%
            2011      2.02%
            2010      3.05%
            2009      4.72%
LVIP MANAGED RISK PROFILE MODERATE STANDARD CLASS
            2013      1.97%
            2012      3.37%
            2011      1.78%
            2010      3.02%
            2009      4.83%
LVIP MFS INTERNATIONAL GROWTH STANDARD CLASS
            2013      1.05%
            2012      0.80%
            2011      3.21%
            2010      0.87%
            2009      1.03%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M


                                  MINIMUM    MAXIMUM    MINIMUM   MAXIMUM                                  MINIMUM    MAXIMUM
                   COMMENCEMENT   FEE        FEE        UNIT      UNIT       UNITS                         TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)        RATE(2)    RATE(2)    VALUE(3)  VALUE(3)   OUTSTANDING       NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP MFS VALUE STANDARD CLASS
            2013                     0.10%      0.90%     $13.36     $18.83    1,754,603  $   26,710,908      34.74%    35.82%
            2012                     0.10%      0.90%       9.92      13.87    1,002,011      11,713,778      15.29%    16.21%
            2011                     0.10%      0.90%       8.60      11.94      761,549       7,548,920      -1.00%    -0.20%
            2010                     0.10%      0.90%       8.69      11.97      513,603       4,845,960      10.59%    11.48%
            2009                     0.10%      0.90%       7.86       8.29      298,523       2,392,317      19.88%    20.84%
LVIP MID-CAP VALUE STANDARD CLASS
            2013                     0.10%      0.90%      13.01      20.58      284,202       4,411,394      32.94%    34.02%
            2012                     0.10%      0.90%       9.78      15.36      205,758       2,400,676      23.01%    23.99%
            2011                     0.10%      0.90%       7.95      12.39      191,131       1,765,066     -10.13%    -9.41%
            2010                     0.10%      0.90%       8.85      13.69      155,228       1,522,792      22.79%    23.78%
            2009                     0.10%      0.90%       7.21       8.99      119,121         895,800      41.15%    42.30%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
            2013                     0.10%      0.90%       9.81      23.40    1,240,053      19,314,831      20.75%    21.72%
            2012                     0.10%      0.90%       8.10      19.35    1,069,891      14,767,625       8.63%     9.51%
            2011                     0.10%      0.90%       7.44      17.79    1,073,973      14,451,816      -5.07%    -4.31%
            2010                     0.10%      0.90%       7.81      18.71      965,149      13,991,807       1.55%     2.36%
            2009                     0.10%      0.90%       7.67      18.40      894,506      12,886,394      20.15%    21.11%
LVIP MONEY MARKET STANDARD CLASS
            2013                     0.10%      0.90%       9.78      11.73    8,537,895      86,438,976      -0.87%    -0.08%
            2012                     0.10%      0.90%       9.83      11.83    5,546,187      57,303,139      -0.87%    -0.07%
            2011                     0.10%      0.90%       9.88      12.72    5,015,761      53,051,004      -0.87%    -0.07%
            2010                     0.10%      0.90%       9.97      12.82    5,230,137      57,128,199      -0.85%    -0.05%
            2009                     0.10%      0.90%      10.13      12.92    4,948,685      56,162,765      -0.60%     0.20%
LVIP SSGA BOND INDEX STANDARD CLASS
            2013                     0.10%      0.90%       9.79      12.38      517,788       5,806,989      -3.44%    -2.66%
            2012                     0.10%      0.90%      11.34      12.72      383,241       4,624,829       2.92%     3.75%
            2011                     0.10%      0.90%      11.10      12.26      319,937       3,788,259       6.43%     7.29%
            2010                     0.10%      0.90%      10.74      11.42      259,019       2,894,922       5.01%     5.86%
            2009                     0.10%      0.90%      10.65      10.79      144,657       1,548,064       3.59%     4.42%
LVIP SSGA CONSERVATIVE INDEX ALLOCATION STANDARD CLASS
            2013                     0.10%      0.90%      10.91      12.68      341,030       3,781,918       5.84%     6.68%
            2012                     0.10%      0.90%      11.66      11.87      115,067       1,228,984       8.12%     8.93%
            2011         3/11/11     0.15%      0.90%      10.79      10.90        7,983          86,558       0.59%     2.87%
LVIP SSGA CONSERVATIVE STRUCTURED ALLOCATION STANDARD CLASS
            2013                     0.10%      0.90%      10.97      12.59      192,760       2,177,355       6.11%     6.96%
            2012                     0.10%      0.90%      11.55      11.77       37,182         432,819       7.38%     8.25%
            2011                     0.10%      0.90%      10.78      10.78       23,785         257,620       2.03%     2.03%
            2010         9/13/10     0.75%      0.75%      10.56      10.56        4,446          46,961       3.93%     3.93%
LVIP SSGA DEVELOPED INTERNATIONAL 150 STANDARD CLASS
            2013                     0.10%      0.90%       9.80      14.04      132,472       1,569,555      19.23%    20.19%
            2012                     0.10%      0.90%       8.22      11.18       89,854         822,649      12.62%    13.52%
            2011                     0.10%      0.90%       7.30       9.90       79,096         622,390     -12.92%   -12.22%
            2010                     0.10%      0.90%       8.38      11.05       73,476         635,124       6.30%     7.15%
            2009                     0.10%      0.90%       7.92       7.99       43,232         342,201      43.85%    44.58%
LVIP SSGA EMERGING MARKETS 100 STANDARD CLASS
            2013                     0.10%      0.90%       9.93      13.98      884,528      11,006,811      -3.70%    -2.93%
            2012                     0.10%      0.90%      12.38      14.40      656,497       8,883,829      11.64%    12.54%
            2011                     0.10%      0.90%      11.06      12.80      657,768       8,198,088     -15.70%   -15.02%
            2010                     0.10%      0.90%      14.66      15.06      671,908       9,953,782      26.63%    27.69%
            2009                     0.10%      0.90%      11.65      11.80      341,217       3,992,695      88.19%    89.70%
LVIP SSGA GLOBAL TACTICAL ALLOCATION RPM STANDARD CLASS
            2013                     0.10%      0.90%      10.20      18.70    1,312,256      16,287,604       8.82%     9.70%
            2012                     0.10%      0.90%       9.34      17.09      824,104       9,835,168      10.15%    11.04%
            2011                     0.10%      0.90%       8.45      15.43      771,094       8,394,143      -0.68%     0.12%
            2010                     0.10%      0.90%       8.49      15.45      714,702       7,683,337       7.76%     8.63%
            2009                     0.10%      0.90%       7.85      11.20      669,393       6,656,614      29.62%    30.67%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP MFS VALUE STANDARD CLASS
            2013      2.25%
            2012      1.39%
            2011      1.69%
            2010      1.63%
            2009      1.66%
LVIP MID-CAP VALUE STANDARD CLASS
            2013      0.21%
            2012      0.40%
            2011      0.00%
            2010      0.28%
            2009      0.60%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
            2013      2.63%
            2012      2.96%
            2011      3.11%
            2010      3.59%
            2009      3.31%
LVIP MONEY MARKET STANDARD CLASS
            2013      0.03%
            2012      0.03%
            2011      0.03%
            2010      0.05%
            2009      0.31%
LVIP SSGA BOND INDEX STANDARD CLASS
            2013      2.21%
            2012      2.63%
            2011      3.41%
            2010      2.23%
            2009      2.61%
LVIP SSGA CONSERVATIVE INDEX ALLOCATION STANDARD CLASS
            2013      3.01%
            2012      5.25%
            2011      1.14%
LVIP SSGA CONSERVATIVE STRUCTURED ALLOCATION STANDARD CLASS
            2013      4.27%
            2012      4.42%
            2011      0.77%
            2010      0.00%
LVIP SSGA DEVELOPED INTERNATIONAL 150 STANDARD CLASS
            2013      3.52%
            2012      2.87%
            2011      2.87%
            2010      1.45%
            2009      2.77%
LVIP SSGA EMERGING MARKETS 100 STANDARD CLASS
            2013      2.49%
            2012      2.54%
            2011      2.60%
            2010      1.48%
            2009      3.23%
LVIP SSGA GLOBAL TACTICAL ALLOCATION RPM STANDARD CLASS
            2013      2.72%
            2012      3.49%
            2011      1.34%
            2010      1.07%
            2009      7.05%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M


                                  MINIMUM    MAXIMUM    MINIMUM   MAXIMUM                                  MINIMUM    MAXIMUM
                   COMMENCEMENT   FEE        FEE        UNIT      UNIT       UNITS                         TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)        RATE(2)    RATE(2)    VALUE(3)  VALUE(3)   OUTSTANDING       NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSGA INTERNATIONAL INDEX STANDARD CLASS
            2013                     0.10%      0.90%     $ 9.48     $14.75      387,602  $    4,800,451      19.90%    20.86%
            2012                     0.10%      0.90%       7.91      11.69      184,416       1,792,080      17.07%    18.01%
            2011                     0.10%      0.90%       6.76       9.91      148,800       1,206,740     -13.17%   -12.47%
            2010                     0.10%      0.90%       7.78      11.33      113,909       1,010,078       6.09%     6.94%
            2009                     0.10%      0.90%       7.33       7.43       54,916         415,928      26.71%    27.74%
LVIP SSGA LARGE CAP 100 STANDARD CLASS
            2013                     0.10%      0.90%      13.90      20.58      291,569       4,559,021      34.63%    35.71%
            2012                     0.10%      0.90%      11.20      15.17      138,376       1,743,801      11.22%    12.11%
            2011                     0.10%      0.90%      10.07      13.54      102,884       1,133,806       1.40%     2.22%
            2010                     0.10%      0.90%       9.93      13.25       84,317         890,872      18.13%    19.07%
            2009                     0.10%      0.90%       8.45       8.52       42,402         364,109      34.51%    35.21%
LVIP SSGA MODERATE INDEX ALLOCATION STANDARD CLASS
            2013                     0.10%      0.60%      11.58      13.71      517,184       6,412,510      11.79%    12.35%
            2012                     0.10%      0.60%      12.06      12.20      156,305       1,823,516      11.04%    11.59%
            2011                     0.10%      0.60%      10.93      10.93       54,412         592,420      -0.37%    -0.37%
            2010        10/21/10     0.15%      0.15%      10.97      10.97          526           5,774       2.18%     2.18%
LVIP SSGA MODERATE STRUCTURED ALLOCATION STANDARD CLASS
            2013                     0.15%      0.90%      11.67      13.54    1,106,316      13,405,566      11.80%    12.64%
            2012                     0.15%      0.90%      11.81      12.02      291,990       3,426,187       9.55%    10.37%
            2011                     0.15%      0.90%      10.78      10.82      129,455       1,402,428      -0.61%    -0.31%
            2010        10/26/10     0.60%      0.90%      10.84      10.86        9,915         107,625       0.40%     1.82%
LVIP SSGA MODERATELY AGGRESSIVE INDEX ALLOCATION STANDARD CLASS
            2013                     0.15%      0.90%      11.88      14.05    1,110,666      13,707,333      13.78%    14.64%
            2012                     0.15%      0.90%      12.04      12.25      162,548       1,967,998      11.85%    12.69%
            2011                     0.15%      0.90%      10.76      10.87      111,120       1,202,647      -3.43%    -2.70%
            2010         10/4/10     0.15%      0.90%      11.14      11.17       15,837         176,918       1.41%     6.20%
LVIP SSGA MODERATELY AGGRESSIVE STRUCTURED ALLOCATION STANDARD CLASS
            2013                     0.10%      0.75%      11.97      14.12      766,891       9,823,622      14.29%    15.03%
            2012                     0.10%      0.75%      12.09      12.27      266,777       3,221,074      10.56%    11.22%
            2011                     0.15%      0.75%      10.94      11.03      128,002       1,407,170      -2.48%    -1.89%
            2010         9/13/10     0.10%      0.75%      11.22      11.24        4,146          46,552       3.02%     8.77%
LVIP SSGA S&P 500 INDEX STANDARD CLASS
            2013                     0.10%      0.90%      13.21      19.39    2,714,746      40,290,067      30.82%    31.87%
            2012                     0.10%      0.90%      10.07      14.72    1,303,645      16,088,931      14.61%    15.53%
            2011                     0.10%      0.90%       8.76      12.74      943,555      10,044,446       0.94%     1.75%
            2010                     0.10%      0.90%       8.65      12.53      812,905       8,292,765      13.70%    14.61%
            2009                     0.10%      0.90%       7.58       9.37      743,289       6,609,565      24.98%    25.99%
LVIP SSGA SMALL-CAP INDEX STANDARD CLASS
            2013                     0.10%      0.90%      13.96      20.69      515,358       7,916,327      36.67%    37.77%
            2012                     0.10%      0.90%      10.21      15.03      331,876       3,761,965      14.85%    15.78%
            2011                     0.10%      0.90%       8.89      12.98      318,392       3,108,916      -5.42%    -4.66%
            2010                     0.10%      0.90%       9.40      13.63      274,935       2,740,961      25.06%    26.06%
            2009                     0.10%      0.90%       7.52       8.59      263,354       2,015,464      24.88%    25.90%
LVIP SSGA SMALL-MID CAP 200 STANDARD CLASS
            2013                     0.10%      0.90%      14.06      21.32      332,195       5,400,229      33.28%    34.36%
            2012                     0.10%      0.90%      12.50      15.88      127,163       1,808,739      12.80%    13.71%
            2011                     0.10%      0.90%      12.20      13.97      110,209       1,385,130      -3.11%    -2.31%
            2010                     0.10%      0.90%      12.60      14.31      103,541       1,322,263      26.61%    27.63%
            2009                     0.10%      0.90%      10.00      10.08       92,797         927,588      50.75%    51.52%
LVIP T. ROWE PRICE GROWTH STOCK STANDARD CLASS
            2013                     0.10%      0.90%      13.97      21.25      714,996      11,053,179      37.80%    38.91%
            2012                     0.10%      0.90%      10.78      15.31      360,152       4,335,781      17.25%    18.19%
            2011                     0.10%      0.90%       9.20      12.96      218,798       2,185,887      -2.53%    -1.75%
            2010                     0.10%      0.90%       9.44      13.19      168,532       1,674,243      15.69%    16.61%
            2009                     0.10%      0.90%       8.16       8.52      137,077       1,138,377      41.80%    42.94%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSGA INTERNATIONAL INDEX STANDARD CLASS
            2013      2.42%
            2012      2.15%
            2011      1.49%
            2010      2.08%
            2009      2.40%
LVIP SSGA LARGE CAP 100 STANDARD CLASS
            2013      3.17%
            2012      1.79%
            2011      1.76%
            2010      1.75%
            2009      3.30%
LVIP SSGA MODERATE INDEX ALLOCATION STANDARD CLASS
            2013      2.40%
            2012      2.98%
            2011      1.17%
            2010      0.00%
LVIP SSGA MODERATE STRUCTURED ALLOCATION STANDARD CLASS
            2013      3.79%
            2012      4.78%
            2011      0.36%
            2010      0.00%
LVIP SSGA MODERATELY AGGRESSIVE INDEX ALLOCATION STANDARD CLASS
            2013      3.43%
            2012      2.79%
            2011      0.14%
            2010      0.00%
LVIP SSGA MODERATELY AGGRESSIVE STRUCTURED ALLOCATION STANDARD CLASS
            2013      4.02%
            2012      5.07%
            2011      0.30%
            2010      0.00%
LVIP SSGA S&P 500 INDEX STANDARD CLASS
            2013      2.20%
            2012      1.12%
            2011      0.96%
            2010      1.30%
            2009      1.40%
LVIP SSGA SMALL-CAP INDEX STANDARD CLASS
            2013      1.01%
            2012      0.70%
            2011      0.38%
            2010      0.54%
            2009      0.82%
LVIP SSGA SMALL-MID CAP 200 STANDARD CLASS
            2013      3.96%
            2012      2.69%
            2011      1.69%
            2010      1.60%
            2009      2.04%
LVIP T. ROWE PRICE GROWTH STOCK STANDARD CLASS
            2013      0.00%
            2012      0.00%
            2011      0.00%
            2010      0.00%
            2009      0.00%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M


                                  MINIMUM    MAXIMUM    MINIMUM   MAXIMUM                                  MINIMUM    MAXIMUM
                   COMMENCEMENT   FEE        FEE        UNIT      UNIT       UNITS                         TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)        RATE(2)    RATE(2)    VALUE(3)  VALUE(3)   OUTSTANDING       NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
            2013                     0.10%      0.90%     $13.79     $30.70      334,245  $    6,056,235      33.59%    34.66%
            2012                     0.10%      0.90%      11.82      22.85      187,473       2,997,458      15.26%    16.19%
            2011                     0.10%      0.90%      10.23      19.72      143,932       2,047,300      -4.73%    -3.96%
            2010                     0.10%      0.90%      10.67      20.58      154,912       2,343,261      27.22%    28.24%
            2009                     0.10%      0.90%       8.39      12.89      163,611       1,929,193      45.03%    45.61%
LVIP TEMPLETON GROWTH RPM STANDARD CLASS
            2013                     0.10%      0.90%      11.17      16.15      393,616       5,210,061      18.85%    19.81%
            2012                     0.10%      0.90%       9.40      13.49      242,316       2,745,219      20.12%    21.09%
            2011                     0.10%      0.90%       7.82      11.15      279,160       2,414,957      -3.96%    -3.19%
            2010                     0.10%      0.90%       8.15      11.52      126,686       1,137,791       5.61%     6.46%
            2009                     0.10%      0.90%       7.71       8.24       90,209         714,828      26.96%    27.98%
LVIP UBS LARGE CAP GROWTH RPM STANDARD CLASS
            2013                     0.10%      0.90%      12.49      22.50      567,935       9,524,913      24.37%    25.37%
            2012                     0.10%      0.90%      10.05      17.99      547,840       7,666,006      15.35%    16.27%
            2011                     0.10%      0.90%       8.69      15.51      555,902       6,810,512      -6.53%    -5.78%
            2010                     0.10%      0.90%       9.22      16.50      479,355       6,220,660      10.35%    11.23%
            2009                     0.10%      0.90%       8.45      12.04      542,063       5,390,532      37.28%    37.84%
LVIP VANGUARD DOMESTIC EQUITY ETF STANDARD CLASS
            2013                     0.10%      0.90%      13.22      14.16      476,030       6,411,450      29.35%    30.33%
            2012                     0.15%      0.90%      10.76      10.87      101,932       1,076,358      14.32%    15.00%
            2011         6/27/11     0.15%      0.75%       9.41       9.45       13,231         124,684      -7.02%     7.94%
LVIP VANGUARD INTERNATIONAL EQUITY ETF STANDARD CLASS
            2013                     0.10%      0.90%      11.29      12.61      435,796       5,313,773      13.72%    14.58%
            2012                     0.15%      0.90%       9.95      10.05       81,438         824,498      18.46%    19.17%
            2011         5/26/11     0.15%      0.75%       8.40       8.43       51,181         430,398     -17.94%     0.87%
M CAPITAL APPRECIATION
            2013                     0.35%      0.90%      16.11      35.48       65,976       1,523,731      37.96%    38.51%
            2012                     0.50%      0.90%      11.64      25.68       63,264       1,165,279      16.38%    16.85%
            2011                     0.50%      0.90%       9.97      22.03       66,157       1,070,037      -8.05%    -7.69%
            2010                     0.50%      0.90%      10.81      23.92       59,359       1,052,242      25.87%    26.37%
            2009                     0.50%      0.90%       8.57      18.98       61,913         856,666      47.27%    47.86%
M INTERNATIONAL EQUITY
            2013                     0.35%      0.90%       9.09      23.97      159,826       2,379,306      15.28%    15.74%
            2012                     0.50%      0.90%       7.86      20.76      150,073       1,992,462      19.60%    20.08%
            2011                     0.50%      0.90%       6.55      17.33      175,588       1,825,836     -14.34%   -13.99%
            2010                     0.50%      0.90%       7.63      20.20      160,569       2,013,710       3.67%     4.09%
            2009                     0.50%      0.90%       7.34      19.46      168,632       2,133,646      24.16%    24.66%
M LARGE CAP GROWTH
            2013                     0.35%      0.90%      15.03      27.10      130,540       2,613,070      34.93%    35.47%
            2012                     0.50%      0.90%      11.10      20.05      137,793       2,155,606      18.24%    18.72%
            2011                     0.50%      0.90%       9.36      16.93      123,217       1,657,902      -1.69%    -1.30%
            2010                     0.50%      0.90%       9.49      17.20      125,381       1,734,733      21.96%    22.45%
            2009                     0.50%      0.90%       7.76      14.08      138,771       1,566,643      36.17%    36.72%
M LARGE CAP VALUE
            2013                     0.35%      0.90%      12.60      24.18      117,822       2,066,634      33.01%    33.55%
            2012                     0.50%      0.90%       9.44      18.45      123,984       1,671,083      16.24%    16.70%
            2011                     0.50%      0.90%       8.10      15.85      134,373       1,485,914      -4.99%    -4.59%
            2010                     0.50%      0.90%       8.50      16.65      125,043       1,485,770       8.29%     8.73%
            2009                     0.50%      0.90%       7.82      15.36      119,933       1,319,492      23.47%    23.96%
MFS VIT CORE EQUITY INITIAL CLASS
            2013                     0.35%      0.90%      14.19      25.24       48,221         825,184      33.40%    34.13%
            2012                     0.35%      0.90%      13.00      18.82       54,398         742,626      15.19%    15.82%
            2011                     0.35%      0.90%      11.86      16.25       75,094         923,920      -1.91%    -1.37%
            2010                     0.35%      0.90%      12.09      13.55       62,336         796,038      16.17%    16.63%
            2009                     0.50%      0.90%      10.41      11.62       69,112         747,668      31.25%    31.77%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
            2013      0.00%
            2012      0.00%
            2011      0.00%
            2010      0.00%
            2009      0.11%
LVIP TEMPLETON GROWTH RPM STANDARD CLASS
            2013      1.75%
            2012      1.79%
            2011      2.40%
            2010      2.13%
            2009      2.28%
LVIP UBS LARGE CAP GROWTH RPM STANDARD CLASS
            2013      0.00%
            2012      0.00%
            2011      0.24%
            2010      0.78%
            2009      0.83%
LVIP VANGUARD DOMESTIC EQUITY ETF STANDARD CLASS
            2013      1.90%
            2012      2.56%
            2011      0.46%
LVIP VANGUARD INTERNATIONAL EQUITY ETF STANDARD CLASS
            2013      3.90%
            2012      5.42%
            2011      0.00%
M CAPITAL APPRECIATION
            2013      0.00%
            2012      0.33%
            2011      0.00%
            2010      0.20%
            2009      0.04%
M INTERNATIONAL EQUITY
            2013      2.47%
            2012      2.05%
            2011      3.35%
            2010      3.10%
            2009      2.45%
M LARGE CAP GROWTH
            2013      0.57%
            2012      0.05%
            2011      0.00%
            2010      0.37%
            2009      0.69%
M LARGE CAP VALUE
            2013      2.75%
            2012      0.78%
            2011      0.38%
            2010      0.72%
            2009      0.89%
MFS VIT CORE EQUITY INITIAL CLASS
            2013      0.98%
            2012      0.70%
            2011      0.89%
            2010      1.14%
            2009      1.69%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M


                                  MINIMUM    MAXIMUM    MINIMUM   MAXIMUM                                  MINIMUM    MAXIMUM
                   COMMENCEMENT   FEE        FEE        UNIT      UNIT       UNITS                         TOTAL      TOTAL
SUBACCOUNT  YEAR   DATE(1)        RATE(2)    RATE(2)    VALUE(3)  VALUE(3)   OUTSTANDING       NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
MFS VIT GROWTH INITIAL CLASS
            2013                     0.10%      0.90%     $13.94     $25.83      834,558  $   16,508,612      35.63%    36.71%
            2012                     0.10%      0.90%      11.18      18.94      711,834      11,086,638      16.33%    17.27%
            2011                     0.10%      0.90%       9.58      16.19      730,465       9,986,195      -1.22%    -0.42%
            2010                     0.10%      0.90%       9.67      16.30      800,429      10,754,246      14.30%    15.22%
            2009                     0.10%      0.90%       8.43      13.77      924,172      10,061,344      36.44%    37.54%
MFS VIT TOTAL RETURN INITIAL CLASS
            2013                     0.10%      0.90%      12.42      21.48    1,763,978      28,484,664      17.98%    18.93%
            2012                     0.10%      0.90%      10.80      18.21    1,788,430      25,173,336      10.26%    11.14%
            2011                     0.10%      0.90%       9.76      16.99    1,802,273      23,791,748       0.86%     1.67%
            2010                     0.10%      0.90%       9.65      16.83    1,882,719      25,530,082       8.95%     9.82%
            2009                     0.10%      0.90%       8.83      15.43    1,931,371      24,571,274      16.97%    17.91%
MFS VIT UTILITIES INITIAL CLASS
            2013                     0.10%      0.90%      12.44      40.08    1,360,154      27,704,016      19.44%    20.40%
            2012                     0.10%      0.90%      11.13      33.51    1,318,872      24,412,995      12.47%    13.37%
            2011                     0.10%      0.90%       9.82      29.75    1,332,632      23,644,315       5.83%     6.68%
            2010                     0.10%      0.90%       9.21      28.07    1,255,645      23,150,710      12.79%    13.69%
            2009                     0.10%      0.90%       8.10      24.85    1,301,366      23,080,444      32.02%    33.09%
NB AMT LARGE CAP VALUE I CLASS
            2013                     0.35%      0.90%      15.20      26.87       66,203       1,516,258      29.96%    30.68%
            2012                     0.35%      0.90%      11.63      20.56       80,722       1,427,717      15.55%    16.19%
            2011                     0.35%      0.90%      13.46      17.69      119,716       1,646,245     -12.15%   -11.67%
            2010                     0.35%      0.90%      13.01      20.03      127,867       2,045,525      14.63%    15.26%
            2009                     0.35%      0.90%      11.33      13.36      159,495       2,004,659      54.68%    54.91%
NB AMT MID CAP GROWTH I CLASS
            2013                     0.35%      0.90%      13.18      26.25      923,284      19,520,530      31.42%    32.15%
            2012                     0.35%      0.90%      13.45      19.86      957,732      16,546,098      11.41%    12.02%
            2011                     0.35%      0.90%      13.19      17.73      996,401      15,947,901      -0.43%     0.12%
            2010                     0.35%      1.00%      13.22      17.79    1,041,517      16,681,877      27.81%    28.65%
            2009                     0.35%      1.00%      10.32      13.92    1,173,515      14,464,263      30.29%    30.95%
NB AMT MID CAP INTRINSIC VALUE I CLASS
            2013                     0.35%      0.90%      14.41      30.47      309,781       6,222,621      35.82%    36.57%
            2012                     0.35%      0.90%      12.47      22.31      331,801       5,320,440      14.49%    15.13%
            2011                     0.35%      0.90%      12.03      19.38      357,523       5,363,391      -7.34%    -6.82%
            2010                     0.35%      0.90%      12.93      20.80      353,422       5,816,330      25.05%    25.74%
            2009                     0.35%      0.90%      10.30      15.00      413,860       5,457,294      45.25%    45.83%
PIMCO VIT COMMODITYREALRETURN STRATEGY ADMINISTRATIVE CLASS
            2013                     0.10%      0.90%       8.40      13.01    1,125,892      11,556,567     -15.46%   -14.79%
            2012                     0.10%      0.90%      12.11      15.27      586,909       8,122,633       4.45%     5.29%
            2011                     0.10%      0.90%      11.56      14.50      498,568       6,798,366      -8.39%    -7.65%
            2010                     0.10%      0.90%      14.08      15.70      250,242       3,807,483      23.41%    24.40%
            2009          6/2/09     0.10%      0.90%      11.32      12.62       95,811       1,205,442       0.95%    29.64%
PREMIER VIT OPCAP MANAGED CLASS I
            2009                     0.80%      0.80%      11.46      11.46       37,704         432,006      23.71%    23.71%
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
            2013                     0.35%      0.90%      15.88      22.21      114,928       2,176,490      40.39%    41.17%
            2012                     0.35%      0.90%      12.69      15.73      123,068       1,757,169      21.17%    21.84%
            2011                     0.35%      0.90%      11.39      12.91      140,227       1,716,635      -2.06%    -1.52%
            2010                     0.35%      0.90%      11.63      13.11      150,113       1,872,702       1.55%     2.11%
            2009                     0.35%      0.90%      11.45      12.82      164,445       2,008,787      24.87%    25.06%
PUTNAM VT GROWTH & INCOME CLASS IB
            2013                     0.35%      0.90%      14.66      23.87       99,534       1,622,152      34.46%    35.20%
            2012                     0.35%      0.90%      12.54      17.66      100,212       1,282,447      18.07%    18.72%
            2011                     0.35%      0.90%      10.62      14.87      101,825       1,122,227      -5.50%    -4.97%
            2010                     0.35%      0.90%      11.24      15.65       98,810       1,149,210      13.35%    13.98%
            2009                     0.35%      0.90%       9.91      10.34       96,629         985,424      28.65%    28.84%


                   INVESTMENT
                   INCOME
SUBACCOUNT  YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
MFS VIT GROWTH INITIAL CLASS
            2013      0.24%
            2012      0.00%
            2011      0.19%
            2010      0.11%
            2009      0.31%
MFS VIT TOTAL RETURN INITIAL CLASS
            2013      1.79%
            2012      2.78%
            2011      2.61%
            2010      2.74%
            2009      3.60%
MFS VIT UTILITIES INITIAL CLASS
            2013      2.33%
            2012      6.64%
            2011      3.18%
            2010      3.19%
            2009      5.07%
NB AMT LARGE CAP VALUE I CLASS
            2013      1.08%
            2012      0.37%
            2011      0.00%
            2010      0.69%
            2009      2.65%
NB AMT MID CAP GROWTH I CLASS
            2013      0.00%
            2012      0.00%
            2011      0.00%
            2010      0.00%
            2009      0.00%
NB AMT MID CAP INTRINSIC VALUE I CLASS
            2013      1.20%
            2012      0.59%
            2011      0.64%
            2010      0.72%
            2009      1.76%
PIMCO VIT COMMODITYREALRETURN STRATEGY ADMINISTRATIVE CLASS
            2013      1.60%
            2012      2.81%
            2011     14.63%
            2010     15.69%
            2009      7.47%
PREMIER VIT OPCAP MANAGED CLASS I
            2009      2.42%
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
            2013      0.96%
            2012      1.31%
            2011      0.83%
            2010      1.90%
            2009      0.00%
PUTNAM VT GROWTH & INCOME CLASS IB
            2013      1.65%
            2012      1.69%
            2011      1.22%
            2010      1.51%
            2009      4.38%


(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.
(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.
(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

4. PURCHASES AND SALES OF INVESTMENTS



The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2013:


                                                                                                       AGGREGATE        AGGREGATE
                                                                                                       COST OF          PROCEEDS
                                                                                                       PURCHASES        FROM SALES
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                                                $    1,219,863  $       755,871
ABVPSF Growth and Income Class A                                                                            892,206        1,614,398
ABVPSF International Value Class A                                                                          827,008          743,780
ABVPSF Large Cap Growth Class A                                                                             117,365          748,523
ABVPSF Small/Mid Cap Value Class A                                                                        4,719,957        2,245,142
American Century VP Inflation Protection Class I                                                          2,359,839        3,900,532
American Funds Global Growth Class 2                                                                      6,995,066        2,974,274
American Funds Global Small Capitalization Class 2                                                        4,249,677        2,300,567
American Funds Growth Class 2                                                                            12,469,530        9,015,295
American Funds Growth-Income Class 2                                                                     15,517,365        6,193,116
American Funds International Class 2                                                                     13,743,426        2,799,773
BlackRock Global Allocation V.I. Class I                                                                 27,491,260        1,273,603
Delaware VIP Diversified Income Standard Class                                                            9,810,711        4,768,568
Delaware VIP Emerging Markets Standard Class                                                              8,654,224        2,158,232
Delaware VIP High Yield Standard Class                                                                    3,924,546        2,383,087
Delaware VIP Limited-Term Diversified Income Standard Class                                               9,943,439        5,873,552
Delaware VIP REIT Standard Class                                                                          6,352,736        3,028,537
Delaware VIP Small Cap Value Standard Class                                                               6,268,101        4,438,575
Delaware VIP Smid Cap Growth Standard Class                                                               5,714,975        2,918,698
Delaware VIP U.S. Growth Standard Class                                                                   4,566,396          434,142
Delaware VIP Value Standard Class                                                                         7,549,467        1,980,692
DWS Alternative Asset Allocation VIP Class A                                                              3,278,786          324,856
DWS Equity 500 Index VIP Class A                                                                          3,541,028        6,170,776
DWS Small Cap Index VIP Class A                                                                             896,008        1,231,298
Fidelity VIP Asset Manager Initial Class                                                                     51,039           88,340
Fidelity VIP Contrafund Service Class                                                                    13,133,719        7,854,472
Fidelity VIP Equity-Income Initial Class                                                                    275,290          343,501
Fidelity VIP Equity-Income Service Class                                                                    961,175          973,101
Fidelity VIP Growth Service Class                                                                         3,397,948        1,105,675
Fidelity VIP Growth Opportunities Service Class                                                             266,340          620,505
Fidelity VIP High Income Service Class                                                                      231,557          177,365
Fidelity VIP Investment Grade Bond Initial Class                                                            208,847          267,997
Fidelity VIP Mid Cap Service Class                                                                        9,228,543        1,700,841
Fidelity VIP Overseas Service Class                                                                         424,502          835,661
FTVIPT Franklin Income Securities Class 1                                                                11,107,500          916,948
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                                                   1,209,209        1,468,500
FTVIPT Mutual Shares Securities Class 1                                                                   5,704,721          986,282
FTVIPT Templeton Foreign Securities Class 1                                                                  87,358          376,523
FTVIPT Templeton Foreign Securities Class 2                                                                 320,906          636,428
FTVIPT Templeton Global Bond Securities Class 1                                                           2,032,303        2,771,385
FTVIPT Templeton Growth Securities Class 1                                                                  435,948        1,080,761
FTVIPT Templeton Growth Securities Class 2                                                                  123,474          247,926
Invesco V.I. American Franchise Series I                                                                    430,842        1,443,425
Invesco V.I. Core Equity Series I                                                                           566,130        2,257,587
Invesco V.I. Diversified Income Series I                                                                    112,907          141,412
Invesco V.I. International Growth Series I                                                                  585,264          735,162
Janus Aspen Balanced Institutional Class                                                                  1,122,755        1,970,235
Janus Aspen Balanced Service Class                                                                        1,142,759          534,480
Janus Aspen Enterprise Service Class                                                                        268,993          971,131
Janus Aspen Global Research Institutional Class                                                             375,335        1,181,113
Janus Aspen Global Research Service Class                                                                   127,801          320,586
Janus Aspen Global Technology Service Class                                                                  48,213          372,789
LVIP Baron Growth Opportunities Standard Class                                                              845,112          269,623
LVIP Baron Growth Opportunities Service Class                                                             5,736,904        1,327,489
LVIP BlackRock Emerging Markets RPM Standard Class                                                        1,206,366           10,194
LVIP BlackRock Equity Dividend RPM Standard Class                                                         8,181,990        2,665,555
LVIP BlackRock Inflation Protected Bond Standard Class                                                    5,778,523        2,395,458
LVIP Capital Growth Standard Class                                                                        2,186,461          184,461

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M


                                                                                                       AGGREGATE        AGGREGATE
                                                                                                       COST OF          PROCEEDS
                                                                                                       PURCHASES        FROM SALES
------------------------------------------------------------------------------------------------------------------------------------
LVIP Clarion Global Real Estate Standard Class                                                       $    3,741,927  $       781,019
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                                                     1,890,523        1,395,440
LVIP Delaware Bond Standard Class                                                                        18,709,621        5,995,685
LVIP Delaware Diversified Floating Rate Standard Class                                                    6,719,003          857,960
LVIP Delaware Foundation Aggressive Allocation Standard Class                                               172,833          435,357
LVIP Delaware Growth and Income Standard Class                                                              819,688          319,915
LVIP Delaware Social Awareness Standard Class                                                               664,914          627,177
LVIP Delaware Special Opportunities Standard Class                                                        2,772,199          717,507
LVIP Dimensional Non-U.S. Equity RPM Standard Class                                                       2,413,106          237,898
LVIP Dimensional U.S. Equity RPM Standard Class                                                           3,889,733          759,918
LVIP Dimensional/Vanguard Total Bond Standard Class                                                       5,988,061          515,972
LVIP Global Income Standard Class                                                                         3,354,056          510,234
LVIP JPMorgan High Yield Standard Class                                                                   8,602,654          628,797
LVIP JPMorgan Mid Cap Value RPM Standard Class                                                            3,622,725          263,042
LVIP Managed Risk Profile 2010 Standard Class                                                                10,008           22,038
LVIP Managed Risk Profile 2020 Standard Class                                                               197,414          144,914
LVIP Managed Risk Profile 2030 Standard Class                                                               292,843           77,495
LVIP Managed Risk Profile 2040 Standard Class                                                               264,917          571,528
LVIP Managed Risk Profile Conservative Standard Class                                                    13,158,708        3,741,687
LVIP Managed Risk Profile Growth Standard Class                                                          18,450,863        2,435,811
LVIP Managed Risk Profile Moderate Standard Class                                                        20,945,512        4,578,717
LVIP MFS International Growth Standard Class                                                              5,713,031          844,489
LVIP MFS Value Standard Class                                                                            11,052,996          936,144
LVIP Mid-Cap Value Standard Class                                                                         1,424,905          345,506
LVIP Mondrian International Value Standard Class                                                          4,357,042        2,907,912
LVIP Money Market Standard Class                                                                        132,456,947      106,793,553
LVIP SSgA Bond Index Standard Class                                                                       2,205,533          785,413
LVIP SSgA Conservative Index Allocation Standard Class                                                    2,714,271          246,972
LVIP SSgA Conservative Structured Allocation Standard Class                                               1,779,610           73,007
LVIP SSgA Developed International 150 Standard Class                                                        671,089          174,490
LVIP SSgA Emerging Markets 100 Standard Class                                                             4,612,321        2,087,882
LVIP SSgA Global Tactical Allocation RPM Standard Class                                                   6,821,077        1,188,766
LVIP SSgA International Index Standard Class                                                              2,816,020          303,675
LVIP SSgA Large Cap 100 Standard Class                                                                    3,190,715          912,810
LVIP SSgA Moderate Index Allocation Standard Class                                                        4,472,539          333,277
LVIP SSgA Moderate Structured Allocation Standard Class                                                  10,281,058          653,716
LVIP SSgA Moderately Aggressive Index Allocation Standard Class                                          12,065,654          841,562
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class                                      6,256,480          225,305
LVIP SSgA S&P 500 Index Standard Class                                                                   20,142,929        2,538,151
LVIP SSgA Small-Cap Index Standard Class                                                                  3,261,423          696,250
LVIP SSgA Small-Mid Cap 200 Standard Class                                                                3,427,816          395,981
LVIP T. Rowe Price Growth Stock Standard Class                                                            5,139,519          873,657
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                                               2,432,161          553,769
LVIP Templeton Growth RPM Standard Class                                                                  2,397,799          525,605
LVIP UBS Large Cap Growth RPM Standard Class                                                              1,608,432        1,648,865
LVIP Vanguard Domestic Equity ETF Standard Class                                                          5,268,940          744,898
LVIP Vanguard International Equity ETF Standard Class                                                     5,021,212          826,403
M Capital Appreciation                                                                                      388,830          341,166
M International Equity                                                                                      284,513          177,650
M Large Cap Growth                                                                                          455,167          595,798
M Large Cap Value                                                                                           367,534          308,807
MFS VIT Core Equity Initial Class                                                                            44,375          185,615
MFS VIT Growth Initial Class                                                                              2,651,045        1,460,900
MFS VIT Total Return Initial Class                                                                        1,564,204        2,410,231
MFS VIT Utilities Initial Class                                                                           2,856,268        3,272,214
NB AMT Large Cap Value I Class                                                                               70,635          367,864
NB AMT Mid Cap Growth I Class                                                                               348,866        2,413,185
NB AMT Mid Cap Intrinsic Value I Class                                                                      368,907        1,186,263
PIMCO VIT CommodityRealReturn Strategy Administrative Class                                               5,888,549          957,750
Putnam VT Global Health Care Class IB                                                                       626,780          756,903
Putnam VT Growth & Income Class IB                                                                          135,153          208,742

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

5. INVESTMENTS



The following is a summary of investments owned at December 31, 2013:


                                                                                             NET
                                                                                 SHARES      ASSET     FAIR VALUE
                                                                                 OWNED       VALUE     OF SHARES      COST OF SHARES
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                              183,473  $ 20.75  $    3,807,073   $    3,134,020
ABVPSF Growth and Income Class A                                                   650,111    27.80      18,073,091       13,210,495
ABVPSF International Value Class A                                                 600,677    14.99       9,004,146        9,003,467
ABVPSF Large Cap Growth Class A                                                     51,175    42.78       2,189,250        1,489,832
ABVPSF Small/Mid Cap Value Class A                                                 946,935    22.89      21,675,344       16,319,447
American Century VP Inflation Protection Class I                                 1,293,936    10.48      13,560,452       14,392,745
American Funds Global Growth Class 2                                             1,022,314    29.92      30,587,630       22,816,663
American Funds Global Small Capitalization Class 2                               1,356,455    25.25      34,250,484       26,846,363
American Funds Growth Class 2                                                    1,850,576    77.94     144,233,902      102,993,350
American Funds Growth-Income Class 2                                             2,546,168    50.40     128,326,854       94,055,801
American Funds International Class 2                                             3,707,666    21.15      78,417,130       65,758,027
BlackRock Global Allocation V.I. Class I                                         3,258,138    17.61      57,375,812       53,918,773
Delaware VIP Diversified Income Standard Class                                   3,504,994    10.53      36,907,584       37,442,726
Delaware VIP Emerging Markets Standard Class                                     1,738,033    21.47      37,315,568       33,134,634
Delaware VIP High Yield Standard Class                                           3,753,874     6.19      23,236,477       21,600,055
Delaware VIP Limited-Term Diversified Income Standard Class                      1,490,893     9.86      14,700,208       14,931,365
Delaware VIP REIT Standard Class                                                 2,532,943    12.14      30,749,925       29,012,713
Delaware VIP Small Cap Value Standard Class                                      1,192,096    41.72      49,734,241       36,453,785
Delaware VIP Smid Cap Growth Standard Class                                      1,001,640    32.39      32,443,132       23,794,348
Delaware VIP U.S. Growth Standard Class                                            728,438    13.14       9,571,682        7,590,545
Delaware VIP Value Standard Class                                                1,045,775    26.09      27,284,278       20,895,046
DWS Alternative Asset Allocation VIP Class A                                       510,852    13.75       7,024,212        6,950,041
DWS Equity 500 Index VIP Class A                                                 2,319,029    19.01      44,084,743       31,180,094
DWS Small Cap Index VIP Class A                                                    717,469    17.69      12,692,029        9,089,810
Fidelity VIP Asset Manager Initial Class                                            45,343    17.24         781,712          670,972
Fidelity VIP Contrafund Service Class                                            2,525,786    34.24      86,482,923       64,940,910
Fidelity VIP Equity-Income Initial Class                                           102,408    23.29       2,385,091        2,004,595
Fidelity VIP Equity-Income Service Class                                           302,765    23.20       7,024,156        6,355,426
Fidelity VIP Growth Service Class                                                  213,928    57.00      12,193,876        8,955,592
Fidelity VIP Growth Opportunities Service Class                                    115,755    29.91       3,462,230        1,933,515
Fidelity VIP High Income Service Class                                             292,367     5.77       1,686,959        1,664,000
Fidelity VIP Investment Grade Bond Initial Class                                   107,167    12.36       1,324,580        1,400,130
Fidelity VIP Mid Cap Service Class                                                 780,433    36.16      28,220,443       24,960,360
Fidelity VIP Overseas Service Class                                                335,496    20.56       6,897,809        5,691,112
FTVIPT Franklin Income Securities Class 1                                        1,512,369    16.52      24,984,329       23,197,714
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                            484,023    28.38      13,736,570       10,250,184
FTVIPT Mutual Shares Securities Class 1                                            969,610    21.92      21,253,859       17,003,270
FTVIPT Templeton Foreign Securities Class 1                                         93,403    17.56       1,640,148        1,337,528
FTVIPT Templeton Foreign Securities Class 2                                        263,237    17.24       4,538,205        3,540,885
FTVIPT Templeton Global Bond Securities Class 1                                    653,755    19.15      12,519,415       12,238,043
FTVIPT Templeton Growth Securities Class 1                                         525,989    15.47       8,137,055        6,222,614
FTVIPT Templeton Growth Securities Class 2                                          93,993    15.23       1,431,515        1,044,698
Invesco V.I. American Franchise Series I                                           252,452    50.63      12,781,620        9,481,519
Invesco V.I. Core Equity Series I                                                  447,273    38.43      17,188,688       11,744,076
Invesco V.I. Diversified Income Series I                                            99,078     6.23         617,259          619,936
Invesco V.I. International Growth Series I                                         187,360    35.32       6,617,547        5,063,229
Janus Aspen Balanced Institutional Class                                           358,042    30.27      10,837,936        9,551,930
Janus Aspen Balanced Service Class                                                 276,922    31.72       8,783,962        7,806,281
Janus Aspen Enterprise Service Class                                                60,581    56.80       3,440,984        2,204,556
Janus Aspen Global Research Institutional Class                                    271,644    38.99      10,591,380        7,619,921
Janus Aspen Global Research Service Class                                           64,490    38.40       2,476,426        1,921,482
Janus Aspen Global Technology Service Class                                        189,319     8.34       1,578,919          942,741
LVIP Baron Growth Opportunities Standard Class                                      33,670    45.94       1,546,857        1,232,828
LVIP Baron Growth Opportunities Service Class                                      352,848    45.20      15,949,078       12,065,830
LVIP BlackRock Emerging Markets RPM Standard Class                                 119,246     9.95       1,186,974        1,196,260
LVIP BlackRock Equity Dividend RPM Standard Class                                  674,970    17.46      11,781,596       10,469,670
LVIP BlackRock Inflation Protected Bond Standard Class                             938,716    10.19       9,564,583       10,252,435
LVIP Capital Growth Standard Class                                                 166,797    37.74       6,294,575        4,689,386

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M


                                                                                             NET
                                                                                 SHARES      ASSET     FAIR VALUE
                                                                                 OWNED       VALUE     OF SHARES      COST OF SHARES
------------------------------------------------------------------------------------------------------------------------------------
LVIP Clarion Global Real Estate Standard Class                                   1,143,251  $  8.78  $   10,035,460   $    8,546,192
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                              272,634    13.64       3,717,636        3,163,505
LVIP Delaware Bond Standard Class                                                6,374,803    13.47      85,843,097       87,476,525
LVIP Delaware Diversified Floating Rate Standard Class                             775,306    10.14       7,859,280        7,872,220
LVIP Delaware Foundation Aggressive Allocation Standard Class                      223,588    15.63       3,494,454        2,869,789
LVIP Delaware Growth and Income Standard Class                                      80,414    42.18       3,392,027        2,589,084
LVIP Delaware Social Awareness Standard Class                                       98,365    42.84       4,214,049        3,205,966
LVIP Delaware Special Opportunities Standard Class                                 133,993    41.37       5,543,557        4,996,234
LVIP Dimensional Non-U.S. Equity RPM Standard Class                                314,402    10.39       3,266,955        3,060,276
LVIP Dimensional U.S. Equity RPM Standard Class                                    342,494    13.65       4,674,701        4,182,718
LVIP Dimensional/Vanguard Total Bond Standard Class                                752,875    10.22       7,697,397        7,908,236
LVIP Global Income Standard Class                                                  666,139    11.42       7,607,315        7,675,048
LVIP JPMorgan High Yield Standard Class                                          1,183,556    11.30      13,378,918       13,340,263
LVIP JPMorgan Mid Cap Value RPM Standard Class                                     352,806    14.56       5,138,268        4,514,430
LVIP Managed Risk Profile 2010 Standard Class                                       26,684    12.11         323,008          265,440
LVIP Managed Risk Profile 2020 Standard Class                                       89,623    11.83       1,060,149          865,289
LVIP Managed Risk Profile 2030 Standard Class                                      180,014    11.93       2,148,288        1,782,421
LVIP Managed Risk Profile 2040 Standard Class                                      333,542    11.52       3,843,405        3,018,618
LVIP Managed Risk Profile Conservative Standard Class                            1,733,855    13.62      23,620,309       22,491,419
LVIP Managed Risk Profile Growth Standard Class                                  5,781,074    13.29      76,830,471       67,808,457
LVIP Managed Risk Profile Moderate Standard Class                                5,294,883    13.82      73,148,815       63,455,041
LVIP MFS International Growth Standard Class                                       699,759    14.58      10,202,489        9,013,749
LVIP MFS Value Standard Class                                                      773,122    34.53      26,692,825       20,915,305
LVIP Mid-Cap Value Standard Class                                                  207,367    21.27       4,411,327        3,195,151
LVIP Mondrian International Value Standard Class                                 1,051,681    18.13      19,068,021       17,029,392
LVIP Money Market Standard Class                                                 8,278,081    10.00      82,780,821       82,780,820
LVIP SSgA Bond Index Standard Class                                                526,280    11.01       5,795,401        5,907,679
LVIP SSgA Conservative Index Allocation Standard Class                             315,270    12.00       3,781,978        3,703,224
LVIP SSgA Conservative Structured Allocation Standard Class                        186,388    11.68       2,177,388        2,135,820
LVIP SSgA Developed International 150 Standard Class                               156,937     9.49       1,489,487        1,302,867
LVIP SSgA Emerging Markets 100 Standard Class                                    1,107,014     9.92      10,978,255       11,740,010
LVIP SSgA Global Tactical Allocation RPM Standard Class                          1,377,913    11.78      16,237,328       15,269,309
LVIP SSgA International Index Standard Class                                       507,116     9.46       4,796,302        4,223,695
LVIP SSgA Large Cap 100 Standard Class                                             315,057    14.47       4,558,870        4,004,003
LVIP SSgA Moderate Index Allocation Standard Class                                 489,724    12.91       6,319,889        5,910,148
LVIP SSgA Moderate Structured Allocation Standard Class                          1,057,560    12.43      13,141,243       12,480,450
LVIP SSgA Moderately Aggressive Index Allocation Standard Class                  1,038,818    13.19      13,704,089       13,104,776
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class               767,301    12.80       9,823,758        9,183,454
LVIP SSgA S&P 500 Index Standard Class                                           3,011,210    13.26      39,925,638       32,364,674
LVIP SSgA Small-Cap Index Standard Class                                           296,250    26.72       7,916,387        5,810,982
LVIP SSgA Small-Mid Cap 200 Standard Class                                         346,193    15.39       5,329,290        4,781,919
LVIP T. Rowe Price Growth Stock Standard Class                                     384,866    28.68      11,038,333        8,352,228
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                        289,008    20.94       6,052,703        4,695,013
LVIP Templeton Growth RPM Standard Class                                           153,144    34.02       5,210,128        4,387,000
LVIP UBS Large Cap Growth RPM Standard Class                                       322,595    29.56       9,534,298        6,786,618
LVIP Vanguard Domestic Equity ETF Standard Class                                   477,725    13.42       6,411,544        5,662,630
LVIP Vanguard International Equity ETF Standard Class                              516,538    10.27       5,305,881        5,012,014
M Capital Appreciation                                                              51,287    29.71       1,523,753        1,243,704
M International Equity                                                             180,938    13.15       2,379,340        2,324,103
M Large Cap Growth                                                                 105,623    24.74       2,613,108        1,854,294
M Large Cap Value                                                                  150,085    13.77       2,066,663        1,683,502
MFS VIT Core Equity Initial Class                                                   35,025    23.56         825,195          589,889
MFS VIT Growth Initial Class                                                       422,242    39.07      16,497,003       10,565,111
MFS VIT Total Return Initial Class                                               1,215,031    23.44      28,480,336       23,427,483
MFS VIT Utilities Initial Class                                                    868,891    31.88      27,700,256       22,458,589
NB AMT Large Cap Value I Class                                                     100,816    15.04       1,516,280        1,122,430
NB AMT Mid Cap Growth I Class                                                      475,197    41.07      19,516,355       11,897,363
NB AMT Mid Cap Intrinsic Value I Class                                             379,737    16.38       6,220,085        5,131,955
PIMCO VIT CommodityRealReturn Strategy Administrative Class                      1,902,354     5.98      11,376,077       13,608,193
Putnam VT Global Health Care Class IB                                              124,510    17.48       2,176,443        1,652,597
Putnam VT Growth & Income Class IB                                                  67,839    23.91       1,622,030        1,287,461

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

6. CHANGES IN UNITS OUTSTANDING



The change in units outstanding for the year ended December 31, 2013, is as follows:


                                                                                                UNITS     UNITS         NET INCREASE
                                                                                                ISSUED    REDEEMED      (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                                            107,607      (65,999)       41,608
ABVPSF Growth and Income Class A                                                                  66,293      (80,896)      (14,603)
ABVPSF International Value Class A                                                                33,854      (95,451)      (61,597)
ABVPSF Large Cap Growth Class A                                                                   11,532      (47,153)      (35,621)
ABVPSF Small/Mid Cap Value Class A                                                               258,116     (107,157)      150,959
American Century VP Inflation Protection Class I                                                 124,995     (272,393)     (147,398)
American Funds Global Growth Class 2                                                             559,858     (199,353)      360,505
American Funds Global Small Capitalization Class 2                                               374,103     (115,050)      259,053
American Funds Growth Class 2                                                                  1,131,466     (412,843)      718,623
American Funds Growth-Income Class 2                                                           1,336,444     (359,158)      977,286
American Funds International Class 2                                                           1,254,386     (173,153)    1,081,233
BlackRock Global Allocation V.I. Class I                                                       2,126,585      (96,922)    2,029,663
Delaware VIP Diversified Income Standard Class                                                   759,125     (301,906)      457,219
Delaware VIP Emerging Markets Standard Class                                                     723,581     (104,460)      619,121
Delaware VIP High Yield Standard Class                                                           192,515     (109,427)       83,088
Delaware VIP Limited-Term Diversified Income Standard Class                                      942,648     (529,606)      413,042
Delaware VIP REIT Standard Class                                                                 574,592     (132,482)      442,110
Delaware VIP Small Cap Value Standard Class                                                      374,518     (201,557)      172,961
Delaware VIP Smid Cap Growth Standard Class                                                      383,905     (130,283)      253,622
Delaware VIP U.S. Growth Standard Class                                                          338,759      (22,043)      316,716
Delaware VIP Value Standard Class                                                                536,471     (101,026)      435,445
DWS Alternative Asset Allocation VIP Class A                                                     296,903      (26,212)      270,691
DWS Equity 500 Index VIP Class A                                                                 162,394     (350,321)     (187,927)
DWS Small Cap Index VIP Class A                                                                   45,458      (51,848)       (6,390)
Fidelity VIP Asset Manager Initial Class                                                           2,457       (5,354)       (2,897)
Fidelity VIP Contrafund Service Class                                                          1,115,018     (461,493)      653,525
Fidelity VIP Equity-Income Initial Class                                                           3,862      (17,554)      (13,692)
Fidelity VIP Equity-Income Service Class                                                          38,956      (55,125)      (16,169)
Fidelity VIP Growth Service Class                                                                280,660      (73,463)      207,197
Fidelity VIP Growth Opportunities Service Class                                                   17,245      (31,372)      (14,127)
Fidelity VIP High Income Service Class                                                             8,324      (10,574)       (2,250)
Fidelity VIP Investment Grade Bond Initial Class                                                  12,491      (20,113)       (7,622)
Fidelity VIP Mid Cap Service Class                                                               456,783     (102,100)      354,683
Fidelity VIP Overseas Service Class                                                               27,334      (50,544)      (23,210)
FTVIPT Franklin Income Securities Class 1                                                        865,235      (68,728)      796,507
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                                           55,520      (81,005)      (25,485)
FTVIPT Mutual Shares Securities Class 1                                                          426,998      (75,136)      351,862
FTVIPT Templeton Foreign Securities Class 1                                                        3,381      (24,195)      (20,814)
FTVIPT Templeton Foreign Securities Class 2                                                       13,306      (35,576)      (22,270)
FTVIPT Templeton Global Bond Securities Class 1                                                   84,024     (179,397)      (95,373)
FTVIPT Templeton Growth Securities Class 1                                                        19,206      (61,905)      (42,699)
FTVIPT Templeton Growth Securities Class 2                                                         4,653      (12,254)       (7,601)
Invesco V.I. American Franchise Series I                                                          36,324      (99,047)      (62,723)
Invesco V.I. Core Equity Series I                                                                 24,935     (138,907)     (113,972)
Invesco V.I. Diversified Income Series I                                                           5,655       (9,704)       (4,049)
Invesco V.I. International Growth Series I                                                        49,970      (39,100)       10,870
Janus Aspen Balanced Institutional Class                                                          19,761     (104,478)      (84,717)
Janus Aspen Balanced Service Class                                                                72,173      (35,583)       36,590
Janus Aspen Enterprise Service Class                                                              27,267      (39,902)      (12,635)
Janus Aspen Global Research Institutional Class                                                   16,415      (65,266)      (48,851)
Janus Aspen Global Research Service Class                                                         11,720      (22,307)      (10,587)
Janus Aspen Global Technology Service Class                                                        3,675      (29,240)      (25,565)
LVIP Baron Growth Opportunities Standard Class                                                    47,460      (14,617)       32,843
LVIP Baron Growth Opportunities Service Class                                                    336,195      (63,406)      272,789
LVIP BlackRock Emerging Markets RPM Standard Class                                               127,659       (1,064)      126,595
LVIP BlackRock Equity Dividend RPM Standard Class                                                720,268     (193,180)      527,088
LVIP BlackRock Inflation Protected Bond Standard Class                                           541,604     (208,990)      332,614
LVIP Capital Growth Standard Class                                                               172,654      (14,164)      158,490
LVIP Clarion Global Real Estate Standard Class                                                   341,235      (64,595)      276,640

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M


                                                                                              UNITS       UNITS         NET INCREASE
                                                                                              ISSUED      REDEEMED      (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                                          161,268       (117,918)       43,350
LVIP Delaware Bond Standard Class                                                            1,759,945       (358,071)    1,401,874
LVIP Delaware Diversified Floating Rate Standard Class                                         653,739        (83,146)      570,593
LVIP Delaware Foundation Aggressive Allocation Standard Class                                   17,394        (28,194)      (10,800)
LVIP Delaware Growth and Income Standard Class                                                  52,360        (22,071)       30,289
LVIP Delaware Social Awareness Standard Class                                                   45,338        (34,098)       11,240
LVIP Delaware Special Opportunities Standard Class                                             183,788        (51,688)      132,100
LVIP Dimensional Non-U.S. Equity RPM Standard Class                                            207,418        (22,742)      184,676
LVIP Dimensional U.S. Equity RPM Standard Class                                                307,268        (60,357)      246,911
LVIP Dimensional/Vanguard Total Bond Standard Class                                            596,425        (50,381)      546,044
LVIP Global Income Standard Class                                                              326,969        (42,348)      284,621
LVIP JPMorgan High Yield Standard Class                                                        714,079        (47,706)      666,373
LVIP JPMorgan Mid Cap Value RPM Standard Class                                                 292,018        (19,101)      272,917
LVIP Managed Risk Profile 2010 Standard Class                                                      515         (1,653)       (1,138)
LVIP Managed Risk Profile 2020 Standard Class                                                   15,596        (11,404)        4,192
LVIP Managed Risk Profile 2030 Standard Class                                                   22,233         (6,108)       16,125
LVIP Managed Risk Profile 2040 Standard Class                                                   18,986        (46,587)      (27,601)
LVIP Managed Risk Profile Conservative Standard Class                                        1,086,902       (261,156)      825,746
LVIP Managed Risk Profile Growth Standard Class                                              1,560,932       (181,010)    1,379,922
LVIP Managed Risk Profile Moderate Standard Class                                            1,742,163       (317,375)    1,424,788
LVIP MFS International Growth Standard Class                                                   490,168        (72,940)      417,228
LVIP MFS Value Standard Class                                                                  827,881        (75,289)      752,592
LVIP Mid-Cap Value Standard Class                                                              106,402        (27,958)       78,444
LVIP Mondrian International Value Standard Class                                               364,136       (193,974)      170,162
LVIP Money Market Standard Class                                                            13,651,095    (10,659,387)    2,991,708
LVIP SSgA Bond Index Standard Class                                                            199,573        (65,026)      134,547
LVIP SSgA Conservative Index Allocation Standard Class                                         246,671        (20,708)      225,963
LVIP SSgA Conservative Structured Allocation Standard Class                                    161,501         (5,923)      155,578
LVIP SSgA Developed International 150 Standard Class                                            59,538        (16,920)       42,618
LVIP SSgA Emerging Markets 100 Standard Class                                                  394,113       (166,082)      228,031
LVIP SSgA Global Tactical Allocation RPM Standard Class                                        575,602        (87,450)      488,152
LVIP SSgA International Index Standard Class                                                   229,723        (26,537)      203,186
LVIP SSgA Large Cap 100 Standard Class                                                         219,829        (66,636)      153,193
LVIP SSgA Moderate Index Allocation Standard Class                                             388,316        (27,437)      360,879
LVIP SSgA Moderate Structured Allocation Standard Class                                        869,023        (54,697)      814,326
LVIP SSgA Moderately Aggressive Index Allocation Standard Class                              1,019,533        (71,415)      948,118
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class                           517,050        (16,936)      500,114
LVIP SSgA S&P 500 Index Standard Class                                                       1,605,092       (193,991)    1,411,101
LVIP SSgA Small-Cap Index Standard Class                                                       230,796        (47,314)      183,482
LVIP SSgA Small-Mid Cap 200 Standard Class                                                     231,476        (26,444)      205,032
LVIP T. Rowe Price Growth Stock Standard Class                                                 414,712        (59,868)      354,844
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                                    174,684        (27,912)      146,772
LVIP Templeton Growth RPM Standard Class                                                       193,312        (42,012)      151,300
LVIP UBS Large Cap Growth RPM Standard Class                                                   142,704       (122,609)       20,095
LVIP Vanguard Domestic Equity ETF Standard Class                                               434,887        (60,789)      374,098
LVIP Vanguard International Equity ETF Standard Class                                          428,338        (73,980)      354,358
M Capital Appreciation                                                                          16,599        (13,887)        2,712
M International Equity                                                                          20,918        (11,165)        9,753
M Large Cap Growth                                                                              22,456        (29,709)       (7,253)
M Large Cap Value                                                                               12,489        (18,651)       (6,162)
MFS VIT Core Equity Initial Class                                                                5,128        (11,305)       (6,177)
MFS VIT Growth Initial Class                                                                   205,402        (82,678)      122,724
MFS VIT Total Return Initial Class                                                             100,297       (124,749)      (24,452)
MFS VIT Utilities Initial Class                                                                208,745       (167,463)       41,282
NB AMT Large Cap Value I Class                                                                   2,934        (17,453)      (14,519)
NB AMT Mid Cap Growth I Class                                                                   69,170       (103,618)      (34,448)
NB AMT Mid Cap Intrinsic Value I Class                                                          30,493        (52,513)      (22,020)
PIMCO VIT CommodityRealReturn Strategy Administrative Class                                    605,569        (66,586)      538,983
Putnam VT Global Health Care Class IB                                                           36,974        (45,114)       (8,140)
Putnam VT Growth & Income Class IB                                                              11,425        (12,103)         (678)


LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

The change in units outstanding for the year ended December 31, 2012, is as follows:


                                                                                                 UNITS     UNITS        NET INCREASE
                                                                                                 ISSUED    REDEEMED     (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                                              39,517     (31,076)       8,441
ABVPSF Growth and Income Class A                                                                  122,016    (131,384)      (9,368)
ABVPSF International Value Class A                                                                120,567     (90,250)      30,317
ABVPSF Large Cap Growth Class A                                                                    23,460     (36,298)     (12,838)
ABVPSF Small/Mid Cap Value Class A                                                                122,362     (86,555)      35,807
American Century VP Inflation Protection Class I                                                  138,555    (162,695)     (24,140)
American Funds Global Growth Class 2                                                              126,075    (118,525)       7,550
American Funds Global Small Capitalization Class 2                                                255,609    (164,334)      91,275
American Funds Growth Class 2                                                                     348,665    (568,276)    (219,611)
American Funds Growth-Income Class 2                                                              442,995    (559,276)    (116,281)
American Funds International Class 2                                                              551,459    (207,438)     344,021
BlackRock Global Allocation V.I. Class I                                                          843,375    (129,050)     714,325
Delaware VIP Diversified Income Standard Class                                                    484,292    (226,236)     258,056
Delaware VIP Emerging Markets Standard Class                                                      336,914    (150,513)     186,401
Delaware VIP High Yield Standard Class                                                            340,593    (227,807)     112,786
Delaware VIP Limited-Term Diversified Income Standard Class                                       578,904    (268,039)     310,865
Delaware VIP REIT Standard Class                                                                  251,009    (210,092)      40,917
Delaware VIP Small Cap Value Standard Class                                                       246,364    (235,280)      11,084
Delaware VIP Smid Cap Growth Standard Class                                                       184,805    (107,960)      76,845
Delaware VIP U.S. Growth Standard Class                                                           110,091     (12,311)      97,780
Delaware VIP Value Standard Class                                                                 228,602    (153,143)      75,459
DWS Alternative Asset Allocation VIP Class A                                                      153,961     (45,957)     108,004
DWS Equity 500 Index VIP Class A                                                                  167,884    (476,178)    (308,294)
DWS Small Cap Index VIP Class A                                                                    48,724     (53,497)      (4,773)
Fidelity VIP Asset Manager Initial Class                                                            1,925      (8,840)      (6,915)
Fidelity VIP Contrafund Service Class                                                             507,507    (344,717)     162,790
Fidelity VIP Equity-Income Initial Class                                                            6,094     (32,928)     (26,834)
Fidelity VIP Equity-Income Service Class                                                           37,223     (43,170)      (5,947)
Fidelity VIP Growth Service Class                                                                  65,201    (137,380)     (72,179)
Fidelity VIP Growth Opportunities Service Class                                                    12,285     (25,081)     (12,796)
Fidelity VIP High Income Service Class                                                             17,419     (15,247)       2,172
Fidelity VIP Investment Grade Bond Initial Class                                                    9,932     (35,129)     (25,197)
Fidelity VIP Mid Cap Service Class                                                                202,345     (93,483)     108,862
Fidelity VIP Overseas Service Class                                                                52,327     (39,647)      12,680
FTVIPT Franklin Income Securities Class 1                                                         319,451    (140,976)     178,475
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                                            75,976     (50,753)      25,223
FTVIPT Mutual Shares Securities Class 1                                                           221,025     (49,973)     171,052
FTVIPT Templeton Foreign Securities Class 1                                                         6,531     (32,138)     (25,607)
FTVIPT Templeton Foreign Securities Class 2                                                        30,637     (40,160)      (9,523)
FTVIPT Templeton Global Bond Securities Class 1                                                   281,459    (132,753)     148,706
FTVIPT Templeton Growth Securities Class 1                                                         32,664     (49,099)     (16,435)
FTVIPT Templeton Growth Securities Class 2                                                          5,229     (26,724)     (21,495)
Invesco V.I. American Franchise Series I                                                          975,171     (76,367)     898,804
Invesco V.I. Capital Appreciation Series I                                                         14,107    (992,488)    (978,381)
Invesco V.I. Core Equity Series I                                                                  45,652    (119,374)     (73,722)
Invesco V.I. Diversified Income Series I                                                            2,617      (8,767)      (6,150)
Invesco V.I. International Growth Series I                                                         40,555     (48,122)      (7,567)
Janus Aspen Balanced Institutional Class                                                           37,831     (75,610)     (37,779)
Janus Aspen Balanced Service Class                                                                144,704    (158,764)     (14,060)
Janus Aspen Enterprise Service Class                                                               20,691     (21,064)        (373)
Janus Aspen Global Research Institutional Class                                                    27,333     (58,148)     (30,815)
Janus Aspen Global Research Service Class                                                          11,292     (18,170)      (6,878)
Janus Aspen Global Technology Service Class                                                        10,983     (13,437)      (2,454)
LVIP Baron Growth Opportunities Standard Class                                                      9,863     (16,145)      (6,282)
LVIP Baron Growth Opportunities Service Class                                                      64,907     (82,343)     (17,436)
LVIP BlackRock Equity Dividend RPM Standard Class                                                  54,856     (73,363)     (18,507)
LVIP BlackRock Inflation Protected Bond Standard Class                                            316,815     (25,554)     291,261
LVIP Capital Growth Standard Class                                                                 80,985     (11,019)      69,966
LVIP Clarion Global Real Estate Standard Class                                                    125,188     (56,453)      68,735

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M


                                                                                                UNITS      UNITS        NET INCREASE
                                                                                                ISSUED     REDEEMED     (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                                            215,594     (186,423)      29,171
LVIP Delaware Bond Standard Class                                                                988,574     (251,083)     737,491
LVIP Delaware Diversified Floating Rate Standard Class                                           147,332      (81,562)      65,770
LVIP Delaware Foundation Aggressive Allocation Standard Class                                     50,825      (61,952)     (11,127)
LVIP Delaware Growth and Income Standard Class                                                    23,015      (20,361)       2,654
LVIP Delaware Social Awareness Standard Class                                                     24,307      (31,027)      (6,720)
LVIP Delaware Special Opportunities Standard Class                                                64,518     (185,717)    (121,199)
LVIP Dimensional Non-U.S. Equity RPM Standard Class                                               92,653      (46,616)      46,037
LVIP Dimensional U.S. Equity RPM Standard Class                                                   64,096      (33,298)      30,798
LVIP Dimensional/Vanguard Total Bond Standard Class                                              195,766      (44,145)     151,621
LVIP Global Income Standard Class                                                                186,630      (35,702)     150,928
LVIP JPMorgan High Yield Standard Class                                                          322,634      (68,500)     254,134
LVIP JPMorgan Mid Cap Value RPM Standard Class                                                    32,456      (10,785)      21,671
LVIP Managed Risk Profile 2010 Standard Class                                                      2,179      (13,021)     (10,842)
LVIP Managed Risk Profile 2020 Standard Class                                                     12,943      (23,490)     (10,547)
LVIP Managed Risk Profile 2030 Standard Class                                                     51,584      (25,072)      26,512
LVIP Managed Risk Profile 2040 Standard Class                                                     21,552      (87,907)     (66,355)
LVIP Managed Risk Profile Conservative Standard Class                                            616,030     (207,915)     408,115
LVIP Managed Risk Profile Growth Standard Class                                                  752,503     (285,428)     467,075
LVIP Managed Risk Profile Moderate Standard Class                                                518,848     (263,947)     254,901
LVIP MFS International Growth Standard Class                                                      91,573      (37,129)      54,444
LVIP MFS Value Standard Class                                                                    288,705      (48,243)     240,462
LVIP Mid-Cap Value Standard Class                                                                 35,194      (20,567)      14,627
LVIP Mondrian International Value Standard Class                                                 189,982     (194,064)      (4,082)
LVIP Money Market Standard Class                                                               5,087,274   (4,556,848)     530,426
LVIP SSgA Bond Index Standard Class                                                              140,643      (77,339)      63,304
LVIP SSgA Conservative Index Allocation Standard Class                                           113,659       (6,575)     107,084
LVIP SSgA Conservative Structured Allocation Standard Class                                       42,868      (29,471)      13,397
LVIP SSgA Developed International 150 Standard Class                                              27,686      (16,928)      10,758
LVIP SSgA Emerging Markets 100 Standard Class                                                    144,385     (145,656)      (1,271)
LVIP SSgA Global Tactical Allocation RPM Standard Class                                          162,843     (109,833)      53,010
LVIP SSgA International Index Standard Class                                                      49,372      (13,756)      35,616
LVIP SSgA Large Cap 100 Standard Class                                                            57,341      (21,849)      35,492
LVIP SSgA Moderate Index Allocation Standard Class                                               144,783      (42,890)     101,893
LVIP SSgA Moderate Structured Allocation Standard Class                                          189,230      (26,695)     162,535
LVIP SSgA Moderately Aggressive Index Allocation Standard Class                                   82,396      (30,968)      51,428
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class                             181,236      (42,461)     138,775
LVIP SSgA S&P 500 Index Standard Class                                                           582,583     (222,493)     360,090
LVIP SSgA Small-Cap Index Standard Class                                                          64,569      (51,085)      13,484
LVIP SSgA Small-Mid Cap 200 Standard Class                                                        44,957      (28,003)      16,954
LVIP T. Rowe Price Growth Stock Standard Class                                                   176,805      (35,451)     141,354
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                                       77,532      (33,991)      43,541
LVIP Templeton Growth RPM Standard Class                                                          98,578     (135,422)     (36,844)
LVIP UBS Large Cap Growth RPM Standard Class                                                      92,747     (100,809)      (8,062)
LVIP Vanguard Domestic Equity ETF Standard Class                                                 113,933      (25,232)      88,701
LVIP Vanguard International Equity ETF Standard Class                                             50,379      (20,122)      30,257
M Capital Appreciation                                                                            14,751      (17,644)      (2,893)
M International Equity                                                                            47,194      (72,709)     (25,515)
M Large Cap Growth                                                                                38,389      (23,813)      14,576
M Large Cap Value                                                                                 43,507      (53,896)     (10,389)
MFS VIT Core Equity Initial Class                                                                  5,276      (25,972)     (20,696)
MFS VIT Growth Initial Class                                                                      90,794     (109,425)     (18,631)
MFS VIT Total Return Initial Class                                                               115,971     (129,814)     (13,843)
MFS VIT Utilities Initial Class                                                                  186,903     (200,663)     (13,760)
NB AMT Large Cap Value I Class                                                                     5,666      (44,660)     (38,994)
NB AMT Mid Cap Growth I Class                                                                     54,910      (93,579)     (38,669)
NB AMT Mid Cap Intrinsic Value I Class                                                            25,976      (51,698)     (25,722)
PIMCO VIT CommodityRealReturn Strategy Administrative Class                                      155,890      (67,549)      88,341
Putnam VT Global Health Care Class IB                                                             11,149      (28,308)     (17,159)
Putnam VT Growth & Income Class IB                                                                10,621      (12,234)      (1,613)


LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

7. SUBSEQUENT EVENT



Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



Board of Directors of The Lincoln National Life Insurance Company
     and
Contract Owners of Lincoln Life Flexible Premium Variable Life Account M

We have audited the accompanying statements of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account M ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2013, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2013, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Flexible Premium Variable Life Account M at December 31, 2013, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.



/s/ ERNST & YOUNG LLP
Philadelphia, Pennsylvania
April 1, 2014

                           PART C - OTHER INFORMATION

Item 26. EXHIBITS

(a) Resolution of the Board of Directors of The Lincoln National Life Insurance Company and related documents authorizing establishment of the Account.(2)


(b) Not applicable.

(c) Selling Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc.(5) and Amendment dated.(7)

(d) (1) Policy Form LN691,(12) LR521,(12) LN694(14)

     (2) Accounting Value Rider-Policy Form LR500.(8)

     (3) Change of Insured Rider-Policy Form LR496.(8)

     (4) Estate Tax Repeal Rider-Policy Form LR511.(9)

     (5) Supplemental Term Insurance Rider-Policy Form LR531, (12) LR533.(14)

     (6) No-Lapse Enhancement Rider-Policy Form LR691, (12) LR694.(14)

     (7) Overloan Protection Rider-Policy Form LR540. (11)

(e) (1) Application-LFF06399(3)

(f) (1) Articles of Incorporation of The Lincoln National Life Insurance Company.(1)

     (2) Bylaws of The Lincoln National Life Insurance Company.(13)

(g) Form of Reinsurance Contracts.(10)

(h) Fund Participation Agreements, and amendments thereto, between The Lincoln National Life Insurance Company and:

     (1) AIM Variable Insurance Funds (Invesco Variable Insurance Funds)(17)

     (2) AllianceBernstein Variable Products Series Fund, Inc.(18)

     (3) American Century Variable Portfolios II, Inc.(15)

     (4) American Funds Insurance Series(17)

     (5) BlackRock Variable Series Fund, Inc.(15)

     (6) Delaware VIP Trust(18)

     (7) DWS Investments VIT Funds(17)

     (8) DWS Variable Series II(18)

     (9) Fidelity Variable Insurance Products(18)

     (10) Franklin Templeton Variable Insurance Products Trust(16)

     (11) Janus Aspen Series(4)

     (12) Legg Mason Partners Variable Equity Trust(18)

     (13) Lincoln Variable Insurance Products Trust(18)

     (14) MFS Variable Insurance Trust(17)

     (15) Neuberger Berman Advisers Management Trust(17)

     (16) PIMCO Variable Insurance Trust(15)

(i) Accounting and Financial Administrative Services Agreement dated October 1, 2007 among Mellon Bank N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York.(6)

(j) Not applicable.

(k) Opinion and Consent of John L Reizian.

(l) Not Applicable.

(m) Not Applicable.

(n) Consent of Ernst & Young LLP, Independent Registered Public Accounting
     Firm.

(o) Not applicable.

(p) Not applicable.

(q) Compliance Procedures(18)
--------------
(1) Incorporated by reference to Initial Registration Statement on Form N-4 (File No. 333-04999) filed on September 24, 1996.

(2) Incorporated by reference to Initial Registration Statement on Form S-6 (File No. 333-42479) filed on December 17, 1997.

(3) Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on July 31, 2007.

(4) Incorporated by reference to Post-Effective Amendment No. 13 on Form N-6 (File 333-146507) filed on April 1, 2010.

(5) Incorporated by reference to Post-Effective Amendment No. 24 on Form N-4 (File No. 333-61554) filed on December 18, 2007.

(6) Incorporated by reference Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

(7) (a) Selling Group Agreement for Lincoln Financial Advisors incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 033-25990) filed on April 22, 1999.

  (b) Amendment dated November 22, 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.

  (c) Amendment dated February 14, 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.

  (d) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

(8) Incorporated by reference to Post-Effective Amendment No. 3 on Form S-6 (File No. 333-82663) filed on April 12, 2001.

(9) Incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No. 333-54338) filed on September 14, 2001.

(10) Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2009.

(11) Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-118478) filed on April 6, 2006.

(12) Incorporated by reference to Pre-Effective Amendment No. 2 on Form N-6 (File No. 333-111137) filed on April 21, 2004.

(13) Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.

(14) Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-111137) filed on April 8, 2005.

(15) Incorporated by reference to Post-Effective Amendment on Form N-6 (File No. 333-146507) filed on April 1, 2011.

(16) Incorporated by reference to Post-Effective Amendment No. 18 on Form N-6 (File No. 333-146507) filed on April 3, 2012.

(17) Incorporated by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.

(18) Incorporated by reference to Post-Effective Amendment No. 22 on Form N-6 (File No. 333-146507) filed on April 1, 2014.

Item 27. Directors and Officers of the Depositor


Name                          Positions and Offices with Depositor
---------------------------   -------------------------------------------------------------------
Dennis R. Glass**             President and Director
Mark E. Konen**               Executive Vice President and Director
Keith J. Ryan*                Vice President and Director
Jeffrey D. Coutts**           Senior Vice President and Treasurer
Charles A. Brawley, III**     Senior Vice President, Associate General Counsel and Secretary
Ellen G. Cooper***            Executive Vice President, Chief Investment Officer and Director
Randal Freitag**              Executive Vice President, Chief Financial Officer and Director
Charles C. Cornelio***        Executive Vice President, Chief Administrator Officer and Director

* Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506

** Principal business address is 150 North Radnor Chester Road, Radnor, PA
19087

      *** Principal business address is 100 North Greene Street, Greensboro, NC 27401

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

   Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-181796) filed on August 6, 2013.)


Item 29. Indemnification

     (a) Brief description of indemnification provisions:

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Variable Annuity Account JF-II; Lincoln Life Variable Annuity Account JL-A; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; and Lincoln National Variable Annuity Account 53.

     (b) Following are the Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                       Positions and Offices with Underwriter
------------------------   -------------------------------------------------------------
Wilford H. Fuller*         President, Chief Executive Officer and Director
Patrick J. Caulfield**     Vice President and Chief Compliance Officer, Senior Counsel
Ronald W. Turpin***        Vice President and Interim Chief Financial Officer
Nancy A. Smith*            Secretary
Elizabeth M. O'Brien*      Senior Vice President and Director
Jeffrey D. Coutts*         Senior Vice President, Treasurer
Thomas O'Neill*            Senior Vice President, Chief Operating Officer, and Director

* Principal Business address is 150 N. Radnor Chester Road, Radnor, PA 19087

** Principal Business address is 350 Church Street, Hartford, CT 06103

       *** Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506

     (c) N/A

Item 31. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300
S. Clinton Street, Fort Wayne, Indiana 46802 and at One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account M, has caused this Post-Effective Amendment No. 14 to the Registration Statement (File No.:
333-111137; 811-08557; CIK No. 0001048607) on Form N-6 to be signed on its behalf by the undersigned duly authorized, in the City of Greensboro and State of North Carolina on the 4th day of April, 2014. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.




                          By        /s/ Michael L. Parker
                             -------------------------------------
                             Michael L. Parker
                             Vice President
                             The Lincoln National Life Insurance Company




                          THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                          (DEPOSITOR)



                          By        /s/ Michael L. Parker
                             -------------------------------------
                             Michael L. Parker
                             Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 14 to the Registration Statement (File No.: 333-111137; 811-08557; CIK No. 0001048607) on Form N-6 has been signed below on April 4, 2014, by the following persons, as officers and directors of the Depositor, in the capacities indicated:

SIGNATURE                                          TITLE
---------                                          -----
/s/ Dennis R. Glass *
------------------------------                     President and Director
Dennis R. Glass

/s/ Charles C. Cornelio *
------------------------------                     Executive Vice President; Chief Administrative Officer
Charles C. Cornelio                                and Director

/s/ Ellen G. Cooper *
------------------------------                     Executive Vice President, Chief Investment Officer
Ellen G. Cooper

/s/ Randal J. Freitag *
------------------------------                     Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/ Mark E. Konen *
------------------------------                     Executive Vice President and Director
Mark E. Konen

/s/ Keith J. Ryan *
------------------------------                     Vice President and Director
Keith J. Ryan




* By       /s/ John L. Reizian
      ------------------------------
      John L. Reizian
      Attorney-in-Fact, pursuant to a Power-
      of-Attorney filed with this Registration
      Statement

                               POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:

Lincoln Life Flexible Premium Variable Life Account D: File No. 033-00417; 811-04592
Lincoln Life Flexible Premium Variable Life Account F: File No. 033-14692, 333-40745; 811-05164
Lincoln Life Flexible Premium Variable Life Account G: File No. 033-22740; 811-05585
Lincoln Life Flexible Premium Variable Life Account J: File No. 033-76434; 811-08410
Lincoln Life Flexible Premium Variable Life Account K: File No. 033-76432; 811-08412
Lincoln Life Flexible Premium Variable Life Account M: File No. 333-82663, 333-84360, 333-42479, 333-54338, 333-84370, 333-63940, 333-111137, 333-111128,
333-118478, 333-118477, 333-145090, 333-139960, 333-146507; 333-181796;
333-191329; 333-192303; 811-08557
Lincoln Life Flexible Premium Variable Life Account R: File No. 333-43107, 333-33782, 333-90432, 333-115882, 333-125792, 333-125991, 333-145235,
333-145239; 333-188891; 811-08579
Lincoln Life Flexible Premium Variable Life Account S: File No. 333-72875, 333-104719, 333-125790; 811-09241
Lincoln Life Flexible Premium Variable Life Account Y: File No. 333-81884, 333-81882, 333-90438, 333-118482, 333-118481, 333-115883; 333-156123; 811-21028
Lincoln Life Flexible Premium Variable Life Account JF-A: File No. 333-144268, 333-144269, 333-144271, 333-144272; 333-144273, 333-144274, 333-144275;
811-04160
Lincoln Life Flexible Premium Variable Life Account JF-C: File No. 333-144270, 333-144264; 811-08230

VARIABLE ANNUITY SEPARATE ACCOUNTS:

Lincoln National Variable Annuity Fund A: File No. 002-26342, 002-25618;
811-01434
Lincoln National Variable Annuity Account C: 033-25990, 333-50817, 333-68842, 333-112927; 333-179107; 811-03214
Lincoln National Variable Annuity Account E: 033-26032; 811-04882
Lincoln National Variable Annuity Account H: 033-27783, 333-18419, 333-35780, 333-35784, 333-61592, 333-63505, 333-135219; 333-170695; 333-175888; 333-181615;
811-05721
Lincoln National Variable Annuity Account L: 333-04999; 333-187072; 333-187069; 333-187070; 333-187071; 811-07645
Lincoln Life Variable Annuity Account N: 333-40937, 333-36316, 333-36304, 333-61554, 333-135039, 333-138190, 333-149434; 333-170529; 333-170897;
333-172328; 333-174367; 333-181612; 333-186894; 811-08517
Lincoln Life Variable Annuity Account Q: 333-43373; 811-08569
Lincoln Life Variable Annuity Account T: 333-32402, 333-73532; 811-09855
Lincoln Life Variable Annuity Account W: 333-52572, 333-52568, 333-64208; 811-10231
Lincoln Life Variable Annuity Account JL-A: File No. 333-141888; 811-02188 Lincoln Life Variable Annuity Account JF-I: File No. 333-144276, 333-144277; 811-09779
Lincoln Life Variable Annuity Account JF-II: File No. 333-144278; 811-08374

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed. This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.


SIGNATURE                                          TITLE
---------                                          -----
/s/ Dennis R. Glass
------------------------------                     President and Director
Dennis R. Glass

/s/ Charles C. Cornelio
------------------------------                     Executive Vice President; Chief Administrative Officer
Charles C. Cornelio                                and Director

/s/ Ellen Cooper
------------------------------                     Executive Vice President, Chief Investment Officer
Ellen Cooper                                       and Director

/s/ Randal J. Freitag
------------------------------                     Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/ Mark E. Konen
------------------------------                     Executive Vice President and Director
Mark E. Konen

/s/ Keith J. Ryan
------------------------------                     Vice President and Director
Keith J. Ryan


We, Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.

/s/ Delson R. Campbell
------------------------------------
Delson R. Campbell

/s/ Scott C. Durocher
------------------------------------
Scott C. Durocher

/s/ Kimberly A. Genovese
------------------------------------
Kimberly A. Genovese

/s/ Daniel P. Herr
-------------------------------------
Daniel P. Herr

/s/ Donald E. Keller
----------------------------------
Donald E. Keller

/s/ Brian A. Kroll
------------------------------------
Brian A. Kroll

/s/ John L. Reizian
------------------------------------
John L. Reizian

/s/ Lawrence A. Samplatsky
------------------------------------
Lawrence A. Samplatsky

/s/ Stephen R. Turer
------------------------------------
Stephen R. Turer

/s/ John D. Weber
------------------------------------
John D. Weber

Version dated: October 2013